               Section 240.14a-101  Schedule 14A.
          Information required in proxy statement.
                 Schedule 14A Information
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934
                        (Amendment No.  )
Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

                 SORRENTO NETWORKS CORPORATION
------------------------------------------------------------------------
       (Name of Registrant as Specified In Its Charter)


------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11

     (1) Title of each class of securities to which transaction applies:

     ------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

     ------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     ------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     ------------------------------------------------------------

     (5)  Total fee paid:

     ------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:

          -------------------------------------------------------

          (2) Form, Schedule or Registration Statement No.:

          -------------------------------------------------------

          (3) Filing Party:

          -------------------------------------------------------

          (4) Date Filed:

          -------------------------------------------------------

                              [SORRENTO LOGO]


                                                    April 15, 2003



                   NOTICE OF
                     SPECIAL
                 MEETING AND
             PROXY STATEMENT

                MAY 19, 2003
                AT 4:00 P.M.
                   SAN DIEGO
            MARRIOTT DEL MAR
                       11966
              EL CAMINO REAL
                   SAN DIEGO
                  CALIFORNIA

                               DEAR FELLOW SHAREHOLDERS:

                               We cordially invite you to attend a special meeting of the shareholders of
                               Sorrento Networks Corporation to be held at 4:00 p.m. on May 19, 2003, at the San
                               Diego Marriott Del Mar, 11966 El Camino Real, San Diego, California. The meeting is being held in connection with a proposed financial restructuring of our company. This restructuring is a crucial step in ensuring the continuing viability of our company, and we need your support to complete it. If we are unable to consummate the restructuring transaction, we will be forced to consider an alternative plan of reorganization or liquidation. Any alternative plan of reorganization or liquidation may result in our shareholders receiving little or nothing for their shares.

                               The financial restructuring plan involves the exchange of our outstanding 9.75%
                               Senior Convertible Debentures due August 2, 2004, and associated warrants, and shares of the Series A Convertible Preferred Stock issued by our subsidiary,
                               Sorrento Networks, Inc., into shares of our common stock and new secured convertible debentures. In order to effect the restructuring plan, our shareholders must vote to approve (1) an amendment to our certificate of incorporation to increase the number of authorized shares of our common stock to
                               30 million shares, (2) the exchange and the consequent issuance of new shares of our common stock, (3) a change in our state of incorporation from New Jersey to
                               Delaware, and (4) the adoption of a new employee equity incentive plan. We are also asking our shareholders to approve an amendment to our certificate of incorporation to increase our authorized shares of common stock to 150 million shares. We believe that the increase in our authorized shares to a total of 150 million shares will benefit us by providing us with additional shares of common stock that we can use, among other things, to obtain additional financing for working capital and for general corporate purposes.

                               Although the restructuring will substantially dilute the percentage of outstanding common stock owned by our shareholders, we believe that this plan is the best solution available to us to address our funding needs and attempt to ensure the continued viability of our company. If the financial restructuring is not approved or consummated, we will be forced to consider an alternative plan of reorganization or liquidation, in which our shareholders may receive little or nothing for their shares. These matters are more fully described in the accompanying Notice of Special Meeting and Proxy Statement, which we encourage you to read carefully.

                               Our Board of Directors recommends that shareholders vote in favor of each proposal. We encourage all shareholders to participate by voting their shares by
                               Proxy, whether or not they plan to attend the meeting, as soon as possible. For this meeting, you may vote over the Internet, by telephone, or by mailing a traditional proxy card. If you do attend the special meeting, you may revoke your
                               Proxy at that time and vote in person, if you wish, even if you have previously returned your Proxy.
                               If you have questions about the proposals or voting your shares, please call Mary
                               Lay, Vice President Finance, at the company at (858) 909-3960.

                               Sincerely,

                               PHILLIP W. ARNESON

                               PHILLIP W. ARNESON
                               Chairman and Chief Executive Officer

                              [SORRENTO LOGO]

                    ---------------------------------------
                           NOTICE OF SPECIAL MEETING
                                OF SHAREHOLDERS
                    ---------------------------------------


                           To be held on May 19, 2003



    Notice is hereby given that a special meeting of Shareholders (the 'Special Meeting') of Sorrento Networks Corporation will be held at the San Diego Marriott Del Mar, 11966 El Camino Real, San Diego, California, on May 19, 2003 at 4:00 p.m. San Diego time, to act on the following matters in connection with our proposed financial restructuring, all of which are more fully described in the accompanying Proxy Statement:



        1. Approval of an amendment to our certificate of incorporation to increase our authorized common stock from 7.5 million shares to 30 million shares, in order to enable us to effectuate our restructuring transaction, and to enable us to obtain equity-based financing for working capital.



        2. The approval of the exchange of our outstanding 9.75% Senior Convertible Debentures due August 2, 2004, and associated warrants, and shares of the Series A Preferred Stock issued by our subsidiary, Sorrento Networks, Inc., into shares of our common stock and new convertible debentures, which will result in the issuance of an aggregate of approximately 10,494,000 shares of common stock (including the shares into which the new debentures will be convertible) in this restructuring transaction.



        3. The change in the state in which we are incorporated from New Jersey to Delaware.



        4. The adoption of our 2003 Equity Incentive Plan.



        5. Assuming that Proposal 1 above has been approved by our shareholders, we are also seeking approval of an amendment to our certificate of incorporation to increase our authorized common stock to 150 million shares.



        6. To consider and take action upon such other business as may properly come before the Special Meeting or any adjourment thereof.



    If any of the first four proposals is not approved by our shareholders at the Special Meeting, then none of them will become effective. If we are unable to consummate the restructuring transaction, we will be forced to consider an alternative plan of reorganization or liquidation. Any alternative plan of reorganization or liquidation may result in our shareholders receiving little or nothing for their shares. The failure of our shareholders to approve the fifth proposal, approval of an amendment to our certificate of incorporation to increase our authorized common stock to 150 million shares, will not affect the implementation of the restructuring transaction. If both Proposal 1 and Proposal 5 are approved, we will implement Proposal 5.



    Only shareholders of record at the close of business on April 10, 2003 will be entitled to notice of and to vote at the Special Meeting or any adjournment thereof. A complete list of the shareholders entitled to vote at the Special Meeting will be open to the examination of shareholders for any purpose germane to the Special Meeting during ordinary business hours for a period of 10 days prior to the Special Meeting at our offices located at 9990 Mesa Rim Road, San Diego, California 92121.


    It is important that your shares be represented at the Special Meeting. Whether or not you plan to attend the Special Meeting, please vote as soon as possible. This year you may vote over the Internet, as well as by telephone or by mailing a traditional proxy card. Your proxy may be revoked at any time prior to the vote at the Special Meeting by following the procedures set forth in the accompanying Proxy Statement.

                                      By Order of the Board of Directors


                                      PHILLIP W. ARNESON

                                      PHILLIP W. ARNESON
                                      Chairman and Chief Executive Officer

San Diego, California
April 15, 2003

                         SORRENTO NETWORKS CORPORATION
                               9990 MESA RIM ROAD
                          SAN DIEGO, CALIFORNIA 92121

                          ---------------------------
                                PROXY STATEMENT
                          ---------------------------

                  FIRST SENT TO SHAREHOLDERS ON APRIL 15, 2003


GENERAL


    This Proxy Statement is being furnished to our shareholders in connection with a proposed financial restructuring of our company. If approved by our shareholders, the proposed restructuring would result in the exchange of our outstanding Senior Convertible Debentures Due August 2, 2004, and associated warrants, (together, the 'Outstanding Debentures'), and shares of the Series A Preferred Stock issued by our subsidiary, Sorrento Networks, Inc. (the 'Series A'), into shares of our common stock and an aggregate principal amount of $12,500,000 (the 'Exchange Debentures') of new 7.5% Secured Convertible Debentures (the 'New Debentures'). We will also issue $600,000 aggregate principal amount of New Debentures (the 'Fee Amount Debentures') to some of the holders of the Series A Preferred Stock for payment of certain legal fees. In order to effect the proposed restructuring, our shareholders must vote to approve an amendment to our certificate of incorporation to increase the number of authorized shares of our common stock from 7.5 million shares to 30 million shares, the exchange transaction and the issuance of new shares of our common stock and new convertible debentures, a change in our state of incorporation from New Jersey to Delaware, and the adoption of a new employee equity incentive plan.



    In addition to the proposals relating to the restructuring transaction, we are asking our shareholders to vote to approve an amendment to our certificate of incorporation to increase the number of shares of our common stock to 150 million shares in total.



    The restructuring is being done for several reasons. The primary reason is to allow us to restructure our approximately $81 million in obligations due to the holders of the Outstanding Debentures and Series A. We believe that the successful restructuring of these obligations into common equity and a much smaller amount of convertible debentures will strengthen our balance sheet, allow us to compete more effectively in our industry, permit us to meet the minimum equity requirements for our principal trading market, Nasdaq, and allow us an opportunity to raise additional working capital in the future. In addition to the restructuring of our debt obligations, we plan to simplify our corporate structure by rolling-up and merging various subsidiaries into one principal corporation, although this will not happen until after the consummation of the financial restructuring. This simplification of our corporate structure should enable us to continue to improve our cost reduction efforts in an industry that has experienced severe revenue and capital expenditure reductions.


    THE RESTRUCTURING WILL SUBSTANTIALLY DILUTE THE PERCENTAGE OF OUTSTANDING STOCK OWNED BY OUR COMMON SHAREHOLDERS. HOWEVER, AS DISCUSSED ABOVE, WE BELIEVE THAT THE COMPLETION OF THE RESTRUCTURING IS CRITICAL TO OUR CONTINUING VIABILITY. IF THE RESTRUCTURING IS NOT COMPLETED, BECAUSE OF UNCERTAINTIES REGARDING OUR CONTINUED VIABILITY AND DEFAULT CONDITIONS THAT MAY BE TRIGGERED UNDER OUR OUTSTANDING DEBENTURES, WE WILL BE FORCED TO CONSIDER AN ALTERNATIVE PLAN OF REORGANIZATION OR LIQUIDATION. ANY ALTERNATIVE PLAN OF REORGANIZATION OR LIQUIDATION MAY RESULT IN OUR SHAREHOLDERS RECEIVING LITTLE OR NOTHING FOR THEIR SHARES.

                               RESTRUCTURING PLAN

    The restructuring plan for achieving our financial goals consists of the following transactions:


    1. EXCHANGE OF OUR OUTSTANDING DEBENTURES FOR SHARES OF OUR COMMON STOCK AND EXCHANGE DEBENTURES. We propose to exchange all of our Outstanding Debentures for newly issued shares of our common stock, and Exchange Debentures in the aggregate principal amount of $5,312,500. In the aggregate, the Exchange Debentures received by the holders of the Outstanding Debentures would be convertible into not less than approximately 439,000 and not more than approximately 1,318,000 of our outstanding shares of common stock. The exact number of shares into which the Exchange Debentures are convertible depends on the Reference Price (as defined below) at the closing.



       If all the Exchange Debentures were convertible into an aggregate of 8.75% of our common stock outstanding on a diluted basis, we would issue approximately 3,954,000 shares at the closing to the exchanging holders of the Outstanding Debentures. If the Exchange Debentures were convertible into an aggregate of 26.25% of our common stock outstanding on a diluted basis, we would issue approximately 3,075,000 shares of our common stock at the closing to the exchanging holders of the Outstanding Debentures.



       Assuming the Exchange Debentures were convertible into an aggregate of 17.5% of our outstanding shares of common stock on a diluted basis, at the closing we would issue approximately 3,514,000 shares of our common stock to the exchanging holders of Outstanding Debentures, representing approximately 38.4% of our shares issued and outstanding on the closing date of the restructuring transaction. Under that same assumption, the Exchange Debentures issued at the closing to holders of the Outstanding Debentures would be convertible into approximately 879,000 shares of our common stock. If all the Exchange Debentures were converted into shares of our common stock, the exchanging holders of the Outstanding Debentures would own approximately 4,393,000 of our shares, representing approximately 37.2% of our common stock on a diluted basis. All of the holders of the Outstanding Debentures have agreed to exchange their Outstanding Debentures to accomplish this restructuring, subject to the satisfaction or waiver of the conditions set forth in the Exchange Agreement.



       'Diluted basis' is a concept that is used in the Exchange Agreement, and means the total number of shares of our common stock issued and outstanding immediately after the closing of the restructuring transaction, after giving effect to (i) the issuance of shares of common stock as part of the restructuring transaction, (ii) shares of our common stock issuable upon conversion of $12.5 million principal amount of the New Debentures, and (iii) shares of our common stock issuable upon exercise of the New Warrants. 'Diluted basis' does not give effect to (i) the shares of our common stock issuable under the 2003 Equity Incentive Plan, (ii) shares of common stock issuable upon conversion of the Fee Amount Debentures, (iii) shares of our common stock issuable upon conversion of our Series D Preferred Stock, and (iv) shares of our common stock issuable upon exercise of existing options or warrants.


       The 'Reference Price' is the price per share equal to the volume-weighted average closing market price of our common stock for the ten trading days ending on the third trading day prior to the closing date of the restructuring transaction.


    2. EXCHANGE OF SERIES A FOR SHARES OF OUR COMMON STOCK AND NEW DEBENTURES. We propose to exchange all of the issued and outstanding shares of Sorrento Networks, Inc.'s ('SNI's') Series A for newly issued shares of our common stock, and Exchange Debentures in the aggregate principal amount of $7,187,500. In the aggregate, the Exchange Debentures received by the holders of the Series A would be convertible into not less than approximately 594,000 and not more than approximately 1,785,000 of our outstanding shares of common stock on a diluted basis. The exact number of shares into which the Exchange Debentures are convertible depends on the Reference Price at the closing.



       If all the Exchange Debentures were convertible into an aggregate of 8.75% of our common stock outstanding on a diluted basis, we would issue approximately 5,350,000 shares at the closing to the exchanging holders of the Series A. If the Exchange Debentures were convertible into an aggregate of 26.25% of our common stock outstanding on a diluted basis, we would issue approximately 4,160,000 shares of our common stock at the closing to the exchanging holders of the Series A.



       Assuming the Exchange Debentures were convertible into an aggregate of 17.5% of our outstanding stock on a diluted basis, at the closing we would issue approximately 4,755,000 shares of our common stock to the exchanging holders of the Series A, representing approximately 51.9% of our shares issued and outstanding on the closing date of the restructuring transaction. Under that same assumption, the Exchange Debentures issued at the closing to holders of the Series A would be convertible into approximately 1,189,000 shares of our common stock. If all the Exchange Debentures were converted into shares of our common stock, the exchanging holders of the Series A would own approximately 5,944,000 of our shares, representing 50.3% of our common stock on a diluted basis. All of the holders of the Series A have agreed to exchange their shares of Series A to accomplish this restructuring, subject to the satisfaction or waiver of the conditions set forth in the Exchange Agreement.



       In addition to the shares of common stock and Exchange Debentures to be issued, we have agreed to issue Fee Amount Debentures to certain holders of the Series A.



    3. ISSUANCE OF FEE AMOUNT DEBENTURES TO SERIES A HOLDERS. We propose to issue Fee Amount Debentures in the aggregate principal amount of $600,000 to certain holders of Series A for certain legal fees incurred by them. The number of shares of our common stock into which the Fee Amount Debentures can be converted will depend upon the Reference Price. The Fee Amount Debentures contain the same terms and conditions as the Exchange Debentures.



    4. ISSUANCE OF NEW WARRANTS TO EXISTING SHAREHOLDERS. We propose to issue warrants (the 'New Warrants') to our existing shareholders, exercisable into approximately 591,000 shares of our common stock, representing 5% of our common stock on a diluted basis. If all of the New Warrants were exercised for shares of our common stock, our current shareholders would own approximately 1,477,000 shares of our common stock, representing approximately 12.5% of our outstanding common stock on a diluted basis. The New Warrants would be non-transferable, and would be exercisable at any time after the first anniversary of the closing of the restructuring transaction and before August 2, 2007. The exercise price of the New Warrants would be equal to 110% of the Reference Price. We may repurchase the New Warrants, upon 30 days prior notice, for $0.01 per warrant share, at any time after the volume-weighted average market price of the common stock for any 10 consecutive trading days equals or exceeds 150% of the exercise price. Exercise of the New Warrants will also be subject to the effectiveness of a registration statement with respect to the shares of our common stock to be issued upon exercise of the New Warrants.



    5. REINCORPORATION IN DELAWARE; 2003 EQUITY INCENTIVE PLAN. We propose to change our state of incorporation from New Jersey to Delaware and to adopt a new 2003 Equity Incentive Plan.



    6. INCREASE IN AUTHORIZED SHARES OF COMMON STOCK. In addition to the foregoing proposals, we also propose to increase the number of shares of our authorized common stock to a total of 150 million shares. At this time, we have no specific plans for the additional authorized shares, but anticipate that from time to time we will use some or all of the additional authorized shares to seek to raise additional equity-based financing. Assuming that our shareholders approve all four of the other proposals, the failure to approve this proposal will have no effect on the consummation of the restructuring.


OPINION OF FINANCIAL ADVISOR

    In connection with the proposed restructuring, our board of directors received a written opinion from Houlihan Lokey Howard & Zukin Financial Advisors, Inc., or 'Houlihan Lokey', as to the fairness of the restructuring to the existing holders of our common stock, from a financial point of view. The full text of Houlihan Lokey's written opinion, dated February 14, 2003, is attached to this proxy statement as Appendix B. We encourage you to read this opinion carefully in its entirety for a description of the assumptions made, procedures followed, matters considered and limitations on the review undertaken. HOULIHAN LOKEY'S OPINION WAS PROVIDED IN CONNECTION WITH THE RESTRUCTURING, DOES NOT ADDRESS ANY RELATED TRANSACTION AND DOES NOT CONSTITUTE A RECOMMENDATION TO YOU AS TO HOW YOU SHOULD VOTE OR ACT ON ANY MATTERS RELATING TO THE RESTRUCTURING TRANSACTION OR ANY RELATED TRANSACTIONS.

SHAREHOLDER APPROVAL

    Pursuant to this Proxy Statement, we are soliciting proxies to be voted at the special meeting. The special meeting will be held to consider and vote on the following proposals:


    1. An amendment to our certificate of incorporation to increase our authorized common stock from 7.5 million to 30 million shares, in order to enable us to effectuate the restructuring transaction, and to enable us to obtain additional financing for working capital.



    2. The issuance to the exchanging holders of the Outstanding Debentures and Series A of an aggregate of approximately 8,269,000 shares of our common stock in the restructuring transaction, and Exchange Debentures convertible into approximately 2,067,000 shares of our common stock, assuming the Exchange Debentures are convertible into 17.5% of our outstanding common stock on a diluted basis.



    3. The reincorporation of our company from the State of New Jersey to the State of Delaware, through the merger of our company into a new Delaware corporation, formed solely for the purpose of accomplishing the merger.



    4. The approval of our 2003 Equity Incentive Plan.



    5. An amendment to our certificate of incorporation to increase our authorized common stock to a total of 150 million shares.



    6. Such other business as may properly come before the Special Meeting or any adjournment thereof.



    Consummation of the restructuring transaction requires shareholder approval of each of the first four proposals, or of proposals 2-5. IF ANY OF THE FIRST FOUR PROPOSALS IS NOT APPROVED BY OUR SHAREHOLDERS AT THE SPECIAL MEETING, THEN NONE OF THEM WILL BECOME EFFECTIVE (UNLESS ONLY PROPOSAL 1 IS NOT APPROVED, BUT PROPOSAL 5 IS APPROVED). FAILURE TO APPROVE THE FIFTH PROPOSAL WILL NOT AFFECT THE CONSUMMATION OF THE RESTRUCTURING TRANSACTION.


                                    DILUTION

    Upon consummation of the restructuring, the equity interests of our existing common shareholders, as a percentage of the total number of the outstanding shares of our common stock, will be substantially diluted. Assuming that the Exchange Debentures are convertible into 17.5% of our outstanding common stock on a diluted basis, the following table sets forth the approximate percentages of our common stock that holders of our common stock, Outstanding Debentures, and Series A will own if the restructuring transaction is completed and shares of our common stock are issued to the exchanging holders of the Outstanding Debentures and Series A. This table does not give effect to the shares of our common stock that are issuable upon conversion of the Exchange Debentures or the Fee Amount Debentures, upon exercise of the New Warrants or upon issuance of shares under the 2003 Equity Incentive Plan:

                                                            PERCENTAGE OF OUTSTANDING
                                                               COMMON STOCK OWNED
                                                      -------------------------------------
                                                           BEFORE         AT THE CLOSING OF
                       HOLDER                         THE RESTRUCTURING   THE RESTRUCTURING
                       ------                         -----------------   -----------------
Common Stockholders.................................        100%                 9.7%
Series A Preferred Stockholders.....................          0%                51.9%
9.75% Senior Convertible Debentures Holders.........          0%                38.4%


    Assuming that the Exchange Debentures are convertible into 17.5% of our outstanding common stock on a diluted basis, the following table sets forth the approximate percentages of our common stock that existing holders of our common stock, holders of the Outstanding Debentures and holders of the Series A will own if the restructuring transaction is completed and shares of our common stock are issued, and all the Exchange Debentures and New Warrants are converted into or exercised for shares of common stock. This table does not give effect to the shares of our common stock that are issuable upon conversion of the Fee Amount Debentures or under the 2003 Equity Incentive Plan:



                                                           PERCENTAGE OF OUTSTANDING
                                                               COMMON STOCK OWNED
                                                      ------------------------------------
                                                                           AFTER ISSUANCE
                                                                             OF SHARES,
                                                                           CONVERSION OF
                                                                            THE EXCHANGE
                                                                           DEBENTURES AND
                                                           BEFORE           EXERCISE OF
                       HOLDER                         THE RESTRUCTURING   THE NEW WARRANTS
                       ------                         -----------------   ----------------
Common Stockholders.................................        100%               12.5%
Series A Preferred Stockholders.....................          0%               50.3%
9.75% Senior Convertible Debentures Holders.........          0%               37.2%


    IF THE RESTRUCTURING IS NOT COMPLETED, WE WILL BE FORCED TO CONSIDER AN ALTERNATIVE PLAN OF REORGANIZATION OR LIQUIDATION. ANY ALTERNATIVE PLAN OF REORGANIZATION OR LIQUIDATION MAY RESULT IN OUR CURRENT EQUITY HOLDERS RECEIVING LITTLE OR NOTHING FOR THEIR SHARES.

                               TABLE OF CONTENTS


About the Solicitation......................................    7
Risk Factors................................................    9
Background of and Reasons for the Restructuring.............   14
Summary of the Exchange Agreement and Related Agreements....   16
Summary of Other Agreements related to the Exchange
  Agreement.................................................   20
Fairness Opinion of our Financial Advisor...................   23
Recommendation and Reasons of our Board of Directors........   27
Restructuring Proposals.....................................   29
Proposal 1 -- Adoption and Approval of Amendment to our
  Certificate of Incorporation to Increase Authorized Shares
  to 30 Million Shares of Common Stock......................   29
Proposal 2 -- Approval of the Restructuring Transaction.....   30
Proposal 3 -- Approval of the Change of State of
  Incorporation from New Jersey to Delaware.................   31
Proposal 4 -- Approval of the Sorrento Networks Corporation
  2003 Equity Incentive Plan................................   41
Proposal 5 -- Adoption and Approval of Amendment to our
  Certificate of Incorporation to Increase Authorized Shares
  to 150 Million Shares of Common Stock.....................   44
Regulatory Approvals........................................   47
Interests of Certain Persons in the Restructuring
  Transaction...............................................   47
Appraisal or Dissenters' Rights.............................   47
Accounting Treatment........................................   47
Unaudited Pro Forma Financial Statements....................   48
Material Federal Income Tax Consequences....................   52
Past Contracts or Transactions..............................   52
Description of Capital Stock................................   53
Beneficial Owners and Management............................   53
Officer and Director Option Grants..........................   56
Shareholder Proposals.......................................   56
Presence of Independent Auditors at Special Meeting.........   56
Incorporation by Reference..................................   56
Other Matters...............................................   57
Appendix A -- Exchange Agreement............................  A-1
Appendix B -- Fairness Opinion of our Financial Advisor.....  B-1
Appendix C -- 2003 Equity Incentive Plan....................  C-1
Appendix D -- Certificate of Incorporation of the Delaware
  corporation that survives the merger......................  D-1
Appendix E -- Bylaws of the Delaware corporation that
  survives the merger.......................................  E-1
Appendix F -- Certificate of Amendment to our Certificate of
  Incorporation to Increase Shares of Authorized Common
  Stock to 30 Million.......................................  F-1
Appendix G -- Certificate of Amendment to our Certificate of
  Incorporation to Increase Shares of Authorized Common
  Stock to 150 Million......................................  G-1


    In this proxy statement, we use the terms 'Sorrento,' 'we,' 'us' and 'our' to refer to Sorrento Networks Corporation, a New Jersey corporation, and its subsidiaries.

                             ABOUT THE SOLICITATION

SOLICITATION OF PROXIES AND ACCEPTANCES

    This proxy statement is furnished in connection with our solicitation of proxies to be voted at the special meeting of our shareholders.

    YOU MUST COMPLETE AND RETURN THE ENCLOSED PROXY IN ORDER TO VOTE FOR OR AGAINST THE RESTRUCTURING PROPOSALS. OUR BOARD OF DIRECTORS RECOMMENDS A VOTE 'FOR' EACH OF THE RESTRUCTURING PROPOSALS.

    Whether or not you are able to attend the special meeting of shareholders, your vote by proxy is very important. Shareholders are encouraged to mark, sign and date the enclosed proxy and mail it promptly in the enclosed return envelope.

    Proxies are being solicited by and on behalf of our board of directors. We will bear all expenses of this solicitation, including the cost of preparing and mailing this proxy statement. In addition to solicitation by use of the mails, proxies may be solicited by our directors, officers and employees personally, by telephone or otherwise. Such persons will not receive any fees or other compensation for such solicitation, but may be reimbursed for out-of-pocket expenses in connection with such solicitation. Arrangements will also be made with custodians, nominees and fiduciaries for forwarding of proxy solicitation material to beneficial owners of our common stock held of record by such persons, and we may reimburse such custodians, nominees and fiduciaries for reasonable expenses incurred in connection therewith.

RECORD DATE


    The record date for purposes of determining which shareholders are eligible to vote at the special meeting is 5:00 p.m., New York City time, on April 10, 2003. On the record date there were 886,050 shares of our common stock outstanding, and there were 756 shareholders of record.


DATE, TIME AND PLACE OF SPECIAL MEETING


    The special meeting will be held on May 19, 2003 at 4:00 p.m., San Diego time, at the San Diego Marriott Del Mar, 11966 El Camino Real, San Diego, California.


PURPOSE OF SPECIAL MEETING

    The purpose of the special meeting is to consider and vote on the following proposals:


    1. An amendment to our certificate of incorporation to increase our authorized common stock from 7.5 million to 30 million shares to enable us to implement the restructuring transaction, and to enable us to obtain financing for working capital.



    2. The issuance to holders of the Outstanding Debentures and Series A of between 7,236,000 and 9,303,000 shares of our common stock and convertible debentures in the aggregate principal amount of $12,500,000 in the restructuring transaction. The Exchange Debentures will be convertible into between approximately 1,034,000 and approximately 3,101,000 shares, depending on the conversion price, which we will not know until shortly before the closing of the restructuring transaction. In certain portions of this Proxy Statement, we have assumed that the Exchange Debentures will be convertible into 2,067,000 shares, which would be 17.5% of our outstanding common stock on a diluted basis. If the Exchange Debentures were convertible into more than 17.5% of our outstanding common stock on a diluted basis, then the number of shares issued at the closing of the restructuring transaction would be lower; conversely, if the Exchange Debentures were convertible into less than 17.5% of our outstanding common stock on a diluted basis, then the number of shares issued at the closing of the restructuring transaction would be higher. The aggregate number of shares to be issued at closing and issuable upon conversion of the Exchange Debentures would be approximately 10,337,000.



    3. A change in our state of incorporation from New Jersey to Delaware by merging our company into a newly-formed Delaware corporation.


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    4. The adoption of our 2003 Equity Incentive Plan.



    5. An amendment to our certificate of incorporation to increase our authorized common stock to a total of 150 million shares.



    6. Such other business as may properly come before the Special Meeting or any adjournment thereof.



    The affirmative vote of a majority of all votes cast at the special meeting is required to approve the foregoing proposals. Approval of each of the first four proposals (or each of Proposals 2-5) is a condition to the consummation of the restructuring plan. Failure to approve the fifth proposal will not affect our ability to consummate the restructuring transaction. For a full description of each of the proposals, see 'The Restructuring Proposals' beginning on page 29.


VOTING ON THE RESTRUCTURING PROPOSALS

    All shares represented by a properly executed proxy will be voted at the special meeting in accordance with the directions on such proxy. If no direction is indicated on a properly executed proxy, the shares covered thereby will be voted in favor of each proposal.


    In the event that sufficient votes in favor of the restructuring proposals are not received by the time scheduled for the special meeting, the persons named as proxies may propose one or more adjournments of the special meeting to permit further solicitation of proxies with respect to such proposals. Any such adjournment will require the affirmative vote of a majority of the voting power present or represented at the special meeting.


QUORUM; VOTING RIGHTS; EFFECT OF ABSTENTIONS AND NON-VOTES

    At the special meeting, an Inspector of Election will determine the presence of a quorum and tabulate the results of the voting by the shareholders. The holders of a majority of the outstanding shares of common stock that are entitled to vote at the meeting must be present in person or by proxy in order to have the quorum that is necessary for the transaction of business at the meeting. The Inspector will treat properly executed proxies marked 'abstain' or required to be treated as 'non-votes' as present for purposes of determining whether there is a quorum at the meeting. Broker 'non-votes' occur when a broker or nominee holding shares for a beneficial owner returns a proxy but does not have the authority to vote on a particular proposal.

    Assuming a quorum of shareholders is present at the special meeting, the affirmative vote of a majority of all votes cast is required to approve each of the restructuring proposals. Each share of our common stock is entitled to one vote. Abstentions and non-votes will have the same effect as a vote against any proposal.

NO DISSENTERS' RIGHTS

    Shareholders have no statutory appraisal or dissenters' rights with respect to the restructuring proposals or the undertaking by us of any of the transactions described in this Proxy Statement.

REVOCATION OF PROXIES

    A shareholder who has executed and returned a proxy may revoke it at any time before it is voted by executing and returning a proxy bearing a later date, by giving written notice of revocation to Mary Lay, Vice President Finance, at the Company, or by attending the special meeting and voting in person.

QUESTIONS AND REQUESTS FOR ASSISTANCE


    Questions and requests for assistance or for additional copies of this Proxy Statement and the proxy card may be directed to Mary Lay, Vice President Finance, at the Company at (858) 909-3960.


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                                  RISK FACTORS

    You should carefully consider the following risk factors before you decide to vote in favor of or against the restructuring proposals. These risks are not intended to represent a complete list of the general or specific risks that may affect shareholders in connection with the restructuring or that relate to us.

RISKS RELATED TO THE RESTRUCTURING TRANSACTION.

CONSUMMATION OF THE RESTRUCTURING WILL RESULT IN SIGNIFICANT DILUTION OF YOUR EQUITY INTERESTS.

    Upon consummation of the restructuring, the equity interests of our existing common shareholders, as a percentage of the total number of the outstanding shares of our common stock, will be significantly diluted. If the restructuring transaction is consummated, and assuming the Exchange Debentures are convertible into 17.5% of our common stock on a diluted basis, as of the date of the closing of the restructuring transaction our existing holders of common stock will own 9.7% of our then outstanding common stock, plus New Warrants exercisable for an additional 5.0% of our outstanding common stock, on a diluted basis. Assuming exercise of the New Warrants, our existing shareholders would own approximately 12.5% of our common stock, on a diluted basis. Any exercise or conversion of our other outstanding securities would further dilute the equity interests of our existing shareholders.

    We expect that we will need to issue additional shares of common stock in the future to fund our business, which would lead to further dilution of our common shareholders.

ALTHOUGH OUR BOARD OF DIRECTORS BELIEVES THAT EACH OF THE PROPOSALS IS IN THE BEST INTEREST OF US AND OUR SHAREHOLDERS, SHAREHOLDERS SHOULD CONSIDER THE FOLLOWING EFFECTS OF THE RESTRUCTURING TRANSACTION.


     Assuming the Exchange Debentures are convertible into 17.5% of our common stock on a diluted basis, the exchanging holders of the Outstanding Debentures and Series A will receive shares of our common stock representing approximately 90% of our common stock outstanding immediately following the restructuring transaction. Upon conversion of the Exchange Debentures, the exchanging holders of the Outstanding Debentures and the Series A would own approximately 87.5% of our outstanding common stock, on a diluted basis. In addition, the exchanging holders have the option to designate two representatives to be nominated for election to our board of directors, one to be selected by the holders of the Outstanding Debentures and one by the holders of the Series A. The exchanging holders may have interests with respect to their investment in our company that differ from those of other shareholders.


     Sales of the securities acquired in connection with the restructuring transaction in the public market, or the perception that such sales could occur, could adversely affect the prevailing market price of our common stock and could make it more difficult for us to raise funds through a public or private offering of our common stock or securities convertible into our common stock.

UPON COMPLETION OF THE RESTRUCTURING TRANSACTION, THE EXCHANGING HOLDERS OF THE OUTSTANDING DEBENTURES AND SERIES A WILL HOLD A SUBSTANTIAL PORTION OF OUR STOCK AND WILL HAVE SIGNIFICANT INFLUENCE OVER MATTERS REQUIRING SHAREHOLDER CONSENT.


    Assuming the Exchange Debentures are convertible into 17.5% of our common stock outstanding on a diluted basis, the exchanging holders of the Outstanding Debentures and the Series A will own approximately 90% of our outstanding common stock immediately following consummation of the restructuring. If all of the Exchange Debentures were converted into shares of our common stock, the exchanging holders would own approximately 87.5% of our common stock on a diluted basis, and existing shareholders would own approximately 12.5% of our common stock on a diluted basis. Accordingly, the exchanging holders will have significant

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influence over matters requiring shareholder approval following the combination.
The exchanging holders of the Outstanding Debenture and Series A, if they act in concert, will effectively control our company and the election of directors to our board of directors. Consequently, they will be able to exercise significant control over all matters requiring shareholder approval, including the election of directors, if they act in concert.


FAILURE TO COMPLETE THE RESTRUCTURING TRANSACTION COULD NEGATIVELY AFFECT OUR OPERATING RESULTS AND OUR ABILITY TO ENTER INTO AN ALTERNATIVE RESTRUCTURING TRANSACTION.

    If the restructuring transaction is not completed for any reason, regardless of whether we seek an alternative plan of reorganization or liquidation, including bankruptcy protection, we will likely experience a number of adverse consequences, including the following:

     the price of our common stock may decline, particularly if the current market price of our common stock reflects a market assumption that the restructuring transaction will be completed;

     an adverse reaction from investors and potential investors may reduce future financing opportunities;

     our business customers may choose not to do future business with us due to the uncertainties that would exist; and

     our substantial costs related to these transactions, including legal and accounting fees, must be paid even if the restructuring transaction is not completed.

EVEN IF THE RESTRUCTURING TRANSACTION IS CONSUMMATED, WE WILL CONTINUE TO HAVE SIGNIFICANT DEBT AND WE MAY NOT GENERATE SUFFICIENT CASH FLOW TO MEET OUR DEBT SERVICE OBLIGATIONS.


    Upon consummation of the restructuring transaction, our total debt will likely consist primarily of approximately $13.1 million principal amount of New Debentures. The amount of our debt could have important consequences, including:


     impairing our ability to obtain additional financing for working capital, capital expenditures, acquisitions or general corporate purposes;

     requiring us to dedicate a substantial portion of our operating cash flow to paying principal and interest on indebtedness, thereby reducing the funds available for operations;

     limiting our ability to grow and make capital expenditures due to the financial covenants contained in our debt arrangements;

     impairing our ability to adjust rapidly to changing market conditions, invest in new or developing technologies, or take advantage of significant business opportunities that may arise; and


     making us more vulnerable if the current general economic downturn continues or if our business experiences difficulties.



    If we cannot generate sufficient revenue, we may not be able to meet our debt service obligations or repay our debt when due or comply with other covenants in the New Debentures. If we breach the terms of the New Debentures, the holders could require repayment of all amounts owed, and we would not have sufficient cash reserves to repay such amounts.


WHETHER OR NOT WE CONSUMMATE THE RESTRUCTURING TRANSACTION, WE MAY BE UNABLE TO RAISE THE FUNDS NECESSARY TO REPAY OR REFINANCE OUR INDEBTEDNESS.


    We are currently obligated to make principal and interest payments on the Outstanding Debentures. If the restructuring transaction is consummated, we will continue to have obligations under the terms of the New Debentures. We will be obligated to make interest payments on the New Debentures each year until 2007, when the New Debentures mature. Although under certain circumstances we may pay interest in shares of our common stock or in additional New

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Debentures, this obligation generally requires significant amounts of liquidity.
We will need additional capital to fund this obligation. Our ability to arrange financing and the cost of this financing will depend upon many factors, including:


     general economic and capital markets conditions generally, and in particular the non-investment grade debt market;

     credit availability from banks or other lenders;

     investor confidence in the telecommunications industry generally and our company specifically; and

     provisions of tax and securities law that are conducive to raising capital.

    If we need additional funds, and are unable to raise them, our inability to raise them will have an adverse effect on our operations. If we decide to raise additional funds by incurring debt, we may become subject to additional or more restrictive financial covenants and ratios.

A SIGNIFICANT NUMBER OF SHARES OF OUR COMMON STOCK ISSUED IN CONNECTION WITH THE RESTRUCTURING TRANSACTION MAY BE SOLD IN THE MARKET IN THE NEAR FUTURE. THIS COULD CAUSE THE MARKET PRICE OF OUR COMMON STOCK TO DROP SIGNIFICANTLY, EVEN IF OUR BUSINESS IS DOING WELL.


    As described in this proxy statement, we propose to issue a large number of shares of our common stock to the holders of the Outstanding Debentures and the Series A in connection with the restructuring transaction. The shares of common stock issued in the restructuring will have been registered for resale and thus may be sold into the public market immediately following the closing of the restructuring. Subject to the restrictions described in this proxy statement, the New Debentures will be immediately convertible into shares of common stock, and the underlying shares of common stock also will have been registered for resale. Sales of a substantial number of shares of our common stock by those shareholders within any narrow period of time could cause our stock price to fall. In addition, the issuance of the additional shares of our common stock as a result of this transaction will reduce our earnings per share, if any. This dilution could reduce the market price of our common stock unless and until we achieve revenue growth or cost savings and other business economies sufficient to offset the effect of this issuance. There can be no assurance that we will achieve revenue growth, cost savings or other business economies, or that our shareholders will achieve greater returns as shareholders of our company after the restructuring transaction than as current shareholders of our company.


WE MAY NOT BE ABLE TO OBTAIN THE ADDITIONAL FINANCING WE ANTICIPATE WE WILL NEED IN THE NEAR FUTURE TO CONTINUE OUR BUSINESS.

    Whether or not the restructuring transaction is completed, we will need additional funds to support operations in the future in order to continue to enhance and expand our product offerings and to increase our market share in the regional and metropolitan marketplace. If we are unable to obtain new investment, we may have to reduce or cease operations, or attempt to sell some or all of our operations or to merge with another entity. Although we believe that consummation of the restructuring transaction will increase our ability to obtain new financing, we cannot make any assurances that we will be able to obtain this new financing.


    The further development of our products as well as the expansion of manufacturing capabilities or the establishment of additional sales, marketing and distribution capabilities will likely require the commitment of substantial funds. Our existing working capital will not be sufficient to meet these expansion plans. Potential sources of additional funds include public or private offerings of debt or equity securities, bank lines of credit or extensions of existing arrangements by us. Additional financing may not be available on terms favorable to us, or at all. Insufficient funds may require us to delay, scale back or eliminate certain product development programs, or attempt to merge with another entity or otherwise reduce or cease operations. We also expect that, as a result of the slowdown in capital spending in the optical networking and telecommunications industries, we will need to reduce our expenses in the near future to bring

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them in line with reduced revenues in order to conserve our working capital.
Moreover, without adequate financing, potential customers who otherwise would select our products to purchase may decide to buy from other vendors whom the customers perceive to have greater financial stability.


AN ALTERNATIVE TO THE RESTRUCTURING TRANSACTION MAY NOT BE AVAILABLE TO US AND, IF AVAILABLE AND COMPLETED, MAY BE LESS FINANCIALLY ATTRACTIVE TO US AND OUR EQUITY HOLDERS THAN THE RESTRUCTURING TRANSACTION.

    We believe that the completion of the restructuring transaction is critical to our continuing viability. If the restructuring transaction is not completed, we will be forced to consider an alternative plan of reorganization or liquidation. We cannot assure you that any alternative reorganization arrangement would be available, or if available, would result in a successful reorganization or that any reorganization or liquidation would be on terms as favorable to our equity holders as the terms of the restructuring transaction or result in any distributions being made to our equity holders. Any alternative plan of reorganization or liquidation may result in our existing shares of common stock becoming worthless.

WE MAY INCUR INCOME TAX LIABILITY AS A RESULT OF THE RESTRUCTURING.

    We will realize cancellation of indebtedness income as a result of the restructuring transaction to the extent that the value of the common stock issued in exchange for the Outstanding Debentures and Series A is less than their 'adjusted issue price.' Thus, the precise amount of cancellation of indebtedness income cannot be determined until the closing date of the restructuring transaction.

    We will not recognize cancellation of indebtedness income to the extent we are considered insolvent from a tax perspective immediately prior to the completion of the restructuring. If and to the extent cancellation of indebtedness income is excluded from taxable income due to insolvency, we will generally be required to reduce certain of our tax attributes, including, but not limited to, net operating losses and loss carryforwards. This may result in a significant reduction in, and possible elimination of, our tax attributes. Taxable income will result to the extent cancellation of indebtedness income exceeds the amount by which we are considered to be insolvent immediately prior to the completion of the restructuring transaction.


    To the extent that we are considered solvent from a tax perspective immediately prior to the completion of the exchange and realize cancellation of indebtedness income, our available losses may offset all or a portion of the cancellation of indebtedness income for federal tax purposes. Cancellation of indebtedness income realized in excess of available losses should result in a tax liability.



    Due to a variety of differences between federal and state tax laws, the state implications of the restructuring transaction cannot be determined at this time. However, the states generally reduce the benefits provided for in the federal laws thereby increasing the likelihood of a state tax liability from the restructuring transaction.



    The determination of the solvency of each subsidiary will also affect the determination of the income upon the merger and liquidation of the subsidiaries into our company. A merger and liquidation of a solvent subsidiary into our company should not result in gain to us whereas the merger and liquidation of an insolvent subsidiary may result in the recognition of gain by us.


CERTAIN OF OUR DIRECTORS AND OFFICERS MAY HAVE CONFLICTS OF INTEREST THAT MAY INFLUENCE THEM TO SUPPORT OR APPROVE THE RESTRUCTURING TRANSACTION.


    Certain of our directors and officers participate in compensation arrangements and have continuing indemnification against liabilities that provide them with interests in the restructuring transaction that are different from, or in addition to, yours. They could therefore be more likely to vote to approve the restructuring transaction than if they did not hold these interests. You should consider whether these interests may have influenced these directors and officers to support or

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recommend the restructuring transaction. See 'Interests of Certain Persons in the Restructuring Transaction' on page 47.



EVEN IF WE SUCCESSFULLY CONSUMMATE THE RESTRUCTURING TRANSACTION, IN ADDITION TO THE RISKS DESCRIBED ABOVE, WE WILL CONTINUE TO FACE MANY IF NOT ALL OF THE RISKS WE CURRENTLY FACE, INCLUDING THE FOLLOWING:


     We have a history of losses and expect to incur future losses.


    We have incurred operating losses during the years ended January 31, 2003, 2002, 2001 and 2000 of $31.3 million, $37.2 million, $50.4 million and $10.0 million, respectively, and as of January 31, 2003, we had an accumulated deficit of $183.8 million. We expect to continue to incur losses in the future. If we do not become profitable, the value of our stock will decrease. We have large expenses in the areas of sales and marketing, research and development, manufacturing, and general and administrative expenses that are not covered by our current sales volume and resulting gross margin. Currently, the majority of revenues are from shipments of our optical networking product lines. In order for us to become profitable, we will need to generate and sustain higher revenue while maintaining reasonable expense levels.



     Our history of losses and future losses could have an impact on our ability to finance our business and adversely affect our ability to continue operating, even after the consummation of the restructuring transaction.



    We have incurred significant losses and may incur significant losses in the future. Such losses could cause our equity balance to fall below necessary levels so that we are in violations of minimum listing requirements for our publicly traded stock on the Nasdaq National Market, which could cause significant decline in shareholder value and stock price. These losses, as well as such a decline, would have a negative effect on our ability to raise capital necessary to our continued viability.


     Our stock price is volatile.

    The market price of our common stock, like that of many other optical networking companies, has been and will likely continue to be volatile, whether or not the restructuring transaction is consummated. Recently, the stock market in general and the shares of optical networking companies in particular, have experienced significant price fluctuations. The market price of our common stock may continue to fluctuate significantly in response to various factors, including without limitation:

         changes in our business, operations or prospects;

         the timing of the completion of the restructuring transaction;

         the prospects of post-restructuring operations; and

         general market and economic conditions.

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                               THE RESTRUCTURING

BACKGROUND OF AND REASONS FOR THE RESTRUCTURING

    We have historically funded our business operations through the issuance of debt and equity securities, along with internally generated cash flow and bank loans. Two of our most recent capital raising transactions were the sale by SNI of its Series A in March 2000 and our sale of $32.2 million principal amount of the Outstanding Debentures in August 2001.


    We believe that completing the restructuring of these two classes of securities is essential to our continuing viability. If the restructuring is not completed, there is substantial doubt that our business can continue as a going concern. Whether or not the restructuring transaction is completed, we anticipate that it will take at least several months and a significant amount of additional funding before we may become self-sustaining from operating cash flow. Competitive pressures resulting from our current financial situation and the continued downturn in telecom spending will make it difficult to become self-sustaining. We also believe that without the approval of the restructuring we will be unable to raise additional funding for our future working capital needs.


SERIES A


    SNI issued 8,596,333 shares of its Series A to a group of investors in March 2000 for gross proceeds of $46.8 million. Each share of Series A is convertible into one share of SNI's common stock, or approximately 14% of SNI's common stock in the aggregate. We currently own all of SNI's outstanding common stock. The Series A has a liquidation preference of $5.45 per share, or $46.8 million in the aggregate.


    Because SNI did not complete an initial public offering by March 1, 2002, the holders of more than 50% of the outstanding Series A shares had the right to require those shares to be repurchased by SNI at $5.45 per share. In April 2001, holders of a majority of those shares exercised that right. SNI has not repurchased those shares because Delaware corporate law prohibits a repurchase of equity securities when the capital of the corporation is impaired or when such repurchase would cause an impairment of the capital of the corporation. SNI has not had funds legally available to repurchase any of its equity securities since April 2001 and most likely will not in the foreseeable future.


    The governing documents relating to the Series A limited SNI's ability to raise capital. Certain holders of the Series A took the position that this prevented us from funding SNI, and we disagreed with that position. In September 2001, certain Series A holders obtained a preliminary injunction from the Delaware Court of Chancery prohibiting SNI from issuing further shares of its Series A or incurring any debt without the consent of the holders of a majority of the outstanding Series A shares. This injunction was affirmed by the Delaware Supreme Court in January 2002. In October 2001, the complaint in this litigation was amended adding counts for common law fraud, securities fraud, breach of fiduciary duty, conspiracy and intentional interference with contractual rights. The complaint also sought the appointment of a receiver for SNI. Currently, the litigation is stayed pending the restructuring.


OUTSTANDING DEBENTURES

    In August 2001 we issued $32.2 million of Outstanding Debentures, which bear interest at the rate of 9.75% per year, payable quarterly in cash or our common stock, at our option. If we choose to pay interest by issuing all common stock, the stock is valued at its then current market price. The Outstanding Debentures can be converted by the holders into our common stock at a price of $144.20 per share, after giving effect to our 1-for-20 reverse stock split in October 2002.

    From September 2000 until August 2002, we had numerous discussions with the holders of the Series A to restructure the repurchase obligation. In late August 2002, we began to investigate the feasibility of restructuring all of the Series A and Outstanding Debentures obligations and liabilities.

                                       14






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    During the second week of September 2002, we met with the holders of the largest principal amount of Outstanding Debentures, Deutsche Bank, Zimmer Lucas and Societe Generale, individually, and holders of a majority of the Series A, Andersen Weinroth, United Pan-Europe Communications, N.V., and Telecom Ventures, as a group, in New York to discuss a restructuring of our debt obligations and SNI's obligation to repurchase the Series A. We met with additional holders of the Outstanding Debentures in New York during the last week of September 2002 to present our need to restructure.


    In early October 2002, holders of our Outstanding Debentures representing a majority of the outstanding dollar amount of the Outstanding Debentures formed a committee to negotiate a restructuring.

    During the first week of November 2002, we delivered a proposed term sheet to the Outstanding Debenture holders' committee. Subsequently, we met with the Outstanding Debenture holders' committee between November 10 and November 14 in New York to negotiate the terms of a restructuring. In addition to the specific meetings in New York, we had numerous telephone conversations with the Outstanding Debenture holders' committee.


    During the course of these negotiations, we exchanged several draft term sheets with the Outstanding Debenture holders' committee. The primary economic terms of a proposed restructuring related to the percentages of our equity and principal amount of New Debentures that would be received in the exchange by the holders of the Outstanding Debentures and the Series A and the percentage of our equity that would be retained by our current shareholders, either directly or through distribution of New Warrants. The Outstanding Debentures holders' committee originally proposed that, following consummation of a restructuring transaction, our current shareholders would own only approximately a 5%, or even lesser percentage, equity interest following consummation of a restructuring transaction, or in the case of a filing of a plan of reorganization a 0% interest.



    During this period, we continued to meet personally with the key representatives of the holders of Series A, discussing with them the intent to restructure both our Outstanding Debentures and Series A debt obligation. While we had proposed a structure for our restructuring, we determined that we needed to bring together both groups of securities holders to discuss their relative positions before meaningful negotiations could be undertaken between us and both groups of securities holders because their interests in a restructuring could conflict. Accordingly, we proceeded to put key representatives of the holders of the Series A into contact with the key representatives from the Outstanding Debentures holders' committee.


    On December 3 and 4, 2002, we met with the Outstanding Debenture holders' committee and several holders of the Series A to negotiate the final terms of a restructuring. At the onset of these discussions, the holders of the Outstanding Debentures and the Series A demanded that we issue them shares of our common stock aggregating 95% of our total outstanding common stock and new senior convertible debentures in the aggregate principal amount of $15.0 million. After negotiations, we agreed to issue the Exchange Debentures in the aggregate principal amount of $12.5 million and shares of our common stock representing 87.5% of our outstanding common stock, on a diluted basis.

    At a meeting on December 9, 2002, our board of directors approved the letter of intent and the term sheet. On December 10, 2002, we executed a letter of intent with the members of the Outstanding Debentures holders' committee and the three largest holders of Series A.


    During the week of December 16, 2002, the letter of intent and term sheet were forwarded to the remaining holders of Outstanding Debenture and Series A for review and signature. By January 7, 2003, we had received executed copies of the letter of intent from all of the Outstanding Debenture holders and Series A holders.



    From December 13, 2002, until March 6, 2003, the definitive agreements necessary for the restructuring were drafted. On January 9, 2003 and as contemplated by the letter of intent, we paid $320,000 in fees to the holders of the Outstanding Debentures, each of whom agreed to waive certain events of default under the Outstanding Debentures, the January 1, 2003 interest payment on the Outstanding Debentures, and to forbear from enforcing any rights or remedies they may have under the Outstanding Debentures until March 28, 2003. As of March 6, 2003, we, SNI, and all the holders of the Outstanding Debentures and Series A executed the Exchange Agreement.


                       SUMMARY OF THE EXCHANGE AGREEMENT

    We believe that the following summary describes the material terms of the Exchange Agreement. We recommend that you carefully read the Exchange Agreement in its entirety for a complete description of the terms and conditions of the restructuring transaction. The Exchange Agreement is the legal document that governs the restructuring transaction. The Exchange Agreement is attached to this proxy statement as Appendix A.

STRUCTURE OF THE EXCHANGE

    On the closing date of the restructuring transaction, the holders of the Outstanding Debentures and Series A will exchange all the Outstanding Debentures and all the Series A for newly issued shares of our common stock and the Exchange Debentures, in an amount such that the shares issued at the closing and the shares underlying the Exchange Debentures will represent 87.5% of our outstanding common stock on a diluted basis. Exchanging holders of the Outstanding Debentures and Series A will receive their respective pro rata share of the shares of our common stock and Exchange Debentures to be issued at the closing, based upon their respective ownership percentage of Outstanding Debentures and Series A. The holders of the Outstanding Debentures will receive 42.5%, in the aggregate, and the holders of the Series A will receive 57.5%, in the aggregate, of the total number of shares to be issued, including those underlying the Exchange Debentures.


    The Exchange Debentures will bear interest at 7.5% per annum, and will be convertible at any time at the option of the holders into shares of the newly issued common stock at a conversion price equal to the Reference Price. The Exchange Debentures will be secured. A description of the collateral is provided below.


FEE AMOUNT DEBENTURES


    In addition to the shares of our common stock and Exchange Debentures to be issued to the exchanging holders of our Outstanding Debentures and Series A, we will issue $600,000 principal amount of Fee Amount Debentures to reimburse certain Series A holders for legal fees and expenses incurred on or prior to November 11, 2002. The holders of Series A who funded legal fees and costs on behalf of the holders of Series A in certain Delaware Chancery Court cases will receive the Fee Amount Debentures based upon the relative proportion of such legal fees and costs expended by them.



    The Fee Amount Debentures will bear interest at 7.5% per annum, and will be convertible at any time at the option of the holders at a conversion price equal to the Reference Price into shares of the newly issued common stock. The Fee Amount Debentures will also be secured. A description of the collateral is provided below.


NEW WARRANTS


    We will issue the New Warrants to our shareholders of record on a date to be determined but which will be within ten days of the closing date of the restructuring, as of the closing date of the restructuring transaction. The New Warrants will be exercisable into newly issued shares of our common stock, which will, in the aggregate, total 5% on a diluted basis. The exercise price of the New Warrants will be 110% of the Reference Price, and must be paid in cash. The New Warrants may be exercised at any time after the first anniversary of the closing of the restructuring transaction and before August 2, 2007. We will have the right to repurchase the New Warrants upon 30 days prior notice, for $0.01 per warrant share, at any time after the volume-weighted


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average market price of our common stock for any ten consecutive trading days equals or exceeds 150% of the exercise price. Exercise of the New Warrants will also be subject to the effectiveness of a registration statement with respect to the shares of our common stock to be issued upon exercise of the New Warrants.


2003 EQUITY INCENTIVE PLAN

    Our board of directors has adopted the 2003 Equity Incentive Plan subject to the approval of our shareholders. Under the 2003 Plan, up to 15% of the newly issued shares of common stock on a diluted basis (which for this purpose will include the shares issuable upon conversion of the Fee Amount Debentures) will be available for award to our employees, directors and consultants and those of any of our subsidiaries on the grant date of the award. Up to half of the awards would be issued at or promptly following the closing date of the restructuring transaction at the then-current market price (but not less than 90% of the Reference Price), and the remaining awards would be issuable from time to time in such amounts and at such prices as approved by our board after the closing date of the restructuring transaction.

REINCORPORATION AND MERGER OF SUBSIDIARIES


    No later than the day before the closing date of the restructuring transaction, we will merge with and into a to-be-formed Delaware corporation, which will be formed solely for the purpose of effecting the change in our state of incorporation from the State of New Jersey to the State of Delaware. Promptly after the closing date of the restructuring transaction, and in no event later than one year after the closing date, our subsidiaries, SNI, Meret Communications, Inc., a California corporation ('Meret'), and Sorrento Valley Real Estate Holdings, LLC ('SVREH'), a California limited liability company, will be merged with and into us.


COLLATERAL


    At the closing of the restructuring transaction, the New Debentures will be secured by substantially all of our assets and those of our subsidiaries (with certain exceptions, including the real estate owned by Meret and SVREH). No later than one year following the closing date, we must provide a second mortgage on such real estate as security for the New Debentures. When we have done so and we have merged our subsidiaries into us, most of the remaining collateral will be released or subordinated at our request to permit us to obtain a secured loan from a bank.


REPRESENTATIONS, WARRANTIES, COVENANTS


    The Exchange Agreement contains customary representations and warranties by us and our subsidiaries, relating to, among other things: corporate organization and qualification; authorization and binding obligation of the Exchange Agreement; capitalization; validity and authorization of shares to be issued; absence of conflicts and required filings and consents; required permits and compliance with laws; absence of litigation; and provision of requested information to exchanging holders.


    The exchanging holders of the Outstanding Debentures and Series A have also made customary representations and warranties relating to, among other things: organization, standing and authority; authorization and binding obligation of the Exchange Agreement; ownership of Outstanding Debentures or Series A, as applicable; acquisition of New Debentures and shares of our common stock for their own account; and accredited investor status.


    The Exchange Agreement also contains customary covenants by us and SNI. We and SNI have also covenanted that until the closing date of the restructuring transaction we and SNI will restrict our or its cash expenditures to ordinary course transactions, compensation to currently-employed officers, and the expenses directly associated with the restructuring transactions. Neither we nor SNI will make any inter-company transfer of cash, other than the transfer by us to Meret of not more than $200,000 for reimbursement of expenses incurred in the ordinary course of


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



business, provided, however, that because the closing did not occur by March 28, 2003, we have the right to transfer cash to SNI and Meret in the ordinary course of and pursuant to the reasonable requirements of our business in amounts not to exceed $1,500,000 per month for SNI and $100,000 per month for Meret. Neither we nor SNI will issue any equity until the closing date of the restructuring transaction, except in connection with the exercise of options or conversion of our Series D Preferred Stock. We have granted the exchanging holders of the Outstanding Debentures and the Series A the right to appoint a new director (for a total of two possible new directors) to our board of directors. If the exchanging holders of the Outstanding Debentures or the Series A exercise that right, the new director(s) would continue in office until the next regularly scheduled annual meeting of our shareholders and would be nominated for re-election at such meeting.



    After the closing of the restructuring transaction, none of SNI, Meret or SVREH will incur indebtedness except as permitted by the terms of the New Debentures. Under the New Debentures, we cannot obtain new secured debt until our subsidiaries have merged into us and the New Debentures are secured by the real property described above.



    The exchanging holders of the Outstanding Debentures and Series A have agreed that, in connection with any new underwriting of securities that becomes effective prior to the first anniversary of the closing, they will be subject to customary 'lock up' agreements in order to help facilitate a new underwriting. These lock-ups will only apply to exchanging holders that beneficially own at least one percent of our outstanding shares of common stock.



    We, SNI, and the exchanging holders of the Series A who are plaintiffs in the Series A litigation in Delaware, have agreed that concurrently with the closing of the restructuring transaction, all proceedings in the Series A litigation will be dismissed with prejudice against such exchanging holders, SNI, us, and individual defendants who are currently our officers and directors, and the Series A litigation will be dismissed without prejudice as to other individual defendants.


CONDITIONS TO CLOSING

    The Exchange Agreement contains customary conditions to closing including, among other things, accuracy of representations; performance of covenants contained in the Exchange Agreement; receipt by the exchanging holders of the shares of our common stock and New Debentures, and opinions of our counsel; and receipt by us and SNI of the Outstanding Debentures and associated warrants and Series A.

    In addition, the Exchange Agreement contains the following conditions to closing:


        A. There must be no injunction, stay or restraining order in effect with respect to the restructuring transaction;



        B. The SEC must have declared effective the Registration Statement registering the resale of the shares of our common stock issued and issuable in the restructuring transaction to the Exchanging Holders of the Outstanding Debentures and Series A. No stop order suspending the effectiveness of the Registration Statement or any part thereof may have been issued;



        C. All necessary or appropriate third party and governmental waivers and consents to the restructuring transaction must have been received, except for non-material waivers or consents;



        D. We must have received shareholder approval of the restructuring proposals;



        E. We and the holders of the Series A who are parties to the Series A litigation must have dismissed the Series A Litigation; and



        F. UPC and SNI must have settled the outstanding litigation between them relating to receivables, and the case shall have been dismissed with prejudice.


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


TERMINATION OF EXCHANGE AGREEMENT

    The Exchange Agreement may be terminated at any time prior to the closing date of the restructuring transaction by mutual consent of us, SNI and exchanging holders of at least 80% of the shares of Series A and holders of a majority of the outstanding principal amount of the Outstanding Debentures.


    Holders of at least 80% of the shares of Series A and 80% of the outstanding principal amount of the Outstanding Debentures may terminate the Exchange Agreement at any time prior to the closing date of the restructuring transaction if prior to such closing date those holders determine that there has been a material adverse change in the business, financial or other condition of our company, SNI, Meret and SVREH as a whole, or of SNI individually, or a bankruptcy or similar filing by us, SNI, Meret or SVREH, or if the closing conditions are not reasonably likely or capable of being satisfied at or prior to the closing deadline, which currently is May 30, 2003.



    If the closing of the restructuring transaction does not occur by the closing deadline, which currently is May 30, 2003, the Exchange Agreement will be null, void and of no effect, except for our obligation to pay certain fees and expenses of the holders of the Outstanding Debentures and Series A.


RELEASES

    Each of our company, SNI, Meret and SVREH will release and discharge each of the exchanging holders of the Outstanding Debentures and Series A, and each of the exchanging holders of the Outstanding Debentures and Series A will release and discharge us, SNI, Meret and SVREH, from any claims, debts, liabilities, obligations and causes of action of every nature relating to any matter, fact or thing done prior to the closing date of the restructuring transaction, excluding the claims against certain defendants in the Series A litigation who will be dismissed without prejudice.

FEES AND EXPENSES

    We will pay all reasonable legal and accounting expenses and fees in connection with the restructuring transaction, and in connection with the negotiation and preparation of the Exchange Agreement and related prior and ancillary agreements, and the taking of the actions contemplated thereby, which are incurred through the earlier of the closing date of the restructuring transaction, for one law firm for the holders of the Outstanding Debentures, one law firm for the holders of Series A, and one accounting firm which may perform services for either or both of the law firms for the holders of Outstanding Debentures and/or Series A.


ANTI-DILUTION PROTECTION



    Until one year after the closing date of the restructuring transaction, exchanging holders of Outstanding Debentures and Series A who continue to hold shares of our common stock or New Debentures acquired as of the closing of the restructuring transaction, or shares of our common stock issued upon conversion of the New Debentures, will have weighted average anti-dilution protection with respect to the issuance of any additional common stock, subject to certain exceptions described below. These anti-dilution protections will also apply to such shares and New Debentures, as well as any shares of common stock issued upon conversion of the New Debentures, which are acquired by any exchanging holder from another exchanging holder. In addition, under some circumstances, the anti-dilution protections will apply to any of these securities which are held by anyone who received them as a result of a distribution from an exchanging holder that is a so-called 'private investment fund.' If, during the one-year period that the anti-dilution protection is effective, we grant anti-dilution protection to another party that is more favorable than the protections provided to the exchanging holders, we will adjust the anti-dilution protection provided to the exchanging holders so that it is equivalent to the more favorable treatment granted to others.

    If we issue options or other securities convertible into shares of our common stock at a conversion price that is lower than that of the New Debentures, or if we issue shares of our common stock for a consideration per share that is less than the conversion price of the New Debentures, the conversion price of the New Debentures will be adjusted downward pursuant to a customary, broad-based weighted average formula and we will issue shares of common stock to offset the dilutive impact of the issuance (based on the same broad-based weighted average formula) on the shares of our common stock which were issued at the closing to the exchanging holders of the Outstanding Debentures and Series A.



    In addition, if, within one year following the closing date of the restructuring transaction, we are required to issue shares of common stock upon the exercise of any right, option or warrant for the purchase or issuance of or payment in the form of common shares, which right, option, or warrant was issued prior to the closing date of the restructuring transaction and was not disclosed in the Exchange Agreement, then we will issue additional shares of common stock to the exchanging holders of the Outstanding Debentures and the Series A, and will adjust the conversion price of the New Debentures sufficient to offset the dilutive impact of such issuances.



    These anti-dilution provisions (other than the most favored nations' treatment) do not apply to (1) any new underwritten public offerings for the issuance of additional shares of our common stock for cash that are in compliance with the Nasdaq Stock Market rules; (2) shares issued upon conversion of the New Debentures; (3) shares issued as payment in kind of interest on the New Debentures; (4) shares issued upon the exercise of the New Warrants or employee stock options, or issued pursuant to our 2003 Equity Incentive Plan; or any other public offering or private placement of common stock or securities convertible into common stock for a cash consideration per share which is (i) equal to or greater than the Reference Price or (ii) less than the Reference Price but equal to or greater than the volume-weighted average market price for the ten trading days immediately before the issuance of such additional common stock (or execution of an agreement to issue such additional common stock) and the issuance is approved by a majority vote of our board of directors, including the designee of the Series A; and, in the case of both clauses (i) and (ii) there is no additional consideration transferred to or received by the recipient of the additional common stock.


         SUMMARY OF OTHER AGREEMENTS RELATED TO THE EXCHANGE AGREEMENT

We believe that the following summary describes the material terms of the material agreements related to the Exchange Agreement. We recommend that you carefully read these agreements in their entirety for a complete description of the terms and conditions of the agreements related to the restructuring transaction. These agreements are included in this proxy statement as exhibits to the Exchange Agreement, which is attached as Appendix A. The remaining exhibits to the Exchange Agreement are available for inspection at the office of our Corporate Secretary at the address set forth on the cover page of this proxy statement and copies will be sent to shareholders at no charge upon their written request.

REGISTRATION RIGHTS AGREEMENT


    We have filed a registration statement on Form S-3 (Registration No. 333-103930) with the Securities and Exchange Commission, which, when declared effective by the Securities and Exchange Commission, will permit the resale from time to time by the exchanging holders of the Outstanding Debentures and Series A of the shares of our common stock (i) issued at the closing of the restructuring transaction, (ii) into which the New Debentures may be converted, and (iii) that we may issue as payment of interest and to prevent dilution of the exchanging holders' stock ownership interest pursuant to the requirements of the Exchange Agreement (all the foregoing shares of our common stock are referred to as 'Registrable Securities').



    We will use our reasonable best efforts to keep the Registration Statement effective until the earlier of the third anniversary of the closing date of the restructuring transaction (subject to extension in some circumstances) or the date that there cease to be any Registrable Securities.


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


    We may take any action required by any law or regulation that results in the holders of the Registrable Securities being unable to offer and sell any of our common stock during a given time period. In addition, if our board of directors determines that the continued effectiveness of the Registration Statement would require us to disclose a material financing, acquisition or other corporate transaction that we are then contemplating, we may suspend the effectiveness of the Registration Statement, but not for more than 30 consecutive days, and not more than twice or for more than 60 days in any 12 month period.


    We will also provide incidental, or 'piggyback' rights to the exchanging holders of the Outstanding Debentures and Series A. This means that, with certain exceptions, at any time during the period that the Registration Statement is effective, if we propose to register any shares of our common stock, we will provide the exchanging holders of the Outstanding Debentures and Series A with the opportunity to register all or part of the Registrable Securities in that registration statement.


    We will seek to have the Registrable Securities listed on the Nasdaq National Market, or other market or exchange where shares of our common stock are then listed.


    After the six month anniversary of the closing of the restructuring transaction, and during the time that the Registration Statement is effective, the exchanging holders of the Outstanding Debentures and Series A may sell their Registrable Securities in an underwritten offering, provided that at least $7.5 million of Registrable Securities are included in the underwritten offering. We will not be obligated to arrange for more than two such underwritten offerings during the time the Registration Statement is effective or more than one such underwritten offering in any 12 month period.



    We will bear all the expenses in connection with any registration statement filed pursuant to the Registration Rights Agreement other than the legal fees and expenses, brokerage commissions and underwriting discounts and commissions of the exchanging holders of the Outstanding Debentures and Series A and, under some circumstances, certain expenses we incur in connection with a request by the exchanging holders for an underwritten offering that is withdrawn by them.



    We will indemnify and hold harmless the exchanging holders of the Outstanding Debentures and Series A from and against all liabilities caused by untrue or alleged untrue statements of, or omissions or alleged omissions to state, material fact contained within a registration statement filed pursuant to the Registration Rights Agreement. We are not obliged to indemnify or hold harmless the exchanging holders of the Outstanding Debentures and Series A if the statements or omissions were provided by or failed to be provided by the exchanging holders of the Outstanding Debentures or Series A, or if we advised the exchanging holders of the Outstanding Debentures and Series A of an event that would make a statement contained within the Registration Statement, prospectus or any document incorporated within those documents untrue, and, notwithstanding the foregoing, the holders of the Outstanding Debentures and Series A sold Registrable Securities.


    The exchanging holders of the Outstanding Debentures and Series A have agreed to indemnify us and hold us harmless from and against any liabilities caused by any untrue or alleged untrue statement of a material fact or any omission of a material fact required to be stated in the Registration Statement or prospectus or supplement, which is included in or omitted from information furnished to us by the exchanging holder for inclusion in the Registration Statement. No exchanging holder of the Outstanding Debentures or Series A will be liable to us in excess of the dollar amount of the proceeds received by such exchanging holder upon the sale of the Registrable Securities giving rise to the indemnification obligation.



NEW DEBENTURES


    The New Debentures, which will mature on August 2, 2007, will bear interest at the rate of 7.5% per annum, which is cumulative, accrues daily from the date of issuance of the New Debentures, is calculated on the basis of a year composed of twelve thirty-day months, and is due and payable on the first business day of each calendar quarter following the date of issuance of the New Debentures. Subject to certain limitations, interest on the New Debentures may be paid, at our option, in cash, in additional New Debentures or in shares of our common stock. Unpaid interest that is not paid within two business days of its due date, shall bear interest at the lesser of 10.5% or the maximum amount allowed to be charged by law.



    The New Debentures and the related security agreements include covenants restricting our ability to incur senior or subordinated debt or to purchase preferred stock of our subsidiaries, as well as other standard covenants and protective provisions.



    At any time prior to the maturity date of the New Debentures, we may redeem for cash on a pro rata basis some or all of the New Debentures at par, plus accrued interest. We are also required to redeem the New Debentures on a pro rata basis under certain circumstances upon the sale of certain of our assets or those of our subsidiaries. The holders of the New Debentures have the right at any time prior to the maturity date to convert the New Debentures into shares of our common stock at the conversion price, which will be determined at the closing of the restructuring transaction. If any New Debentures remain outstanding on the maturity date, we will redeem them in cash. We are not obligated, and New Debenture holders are not entitled, to convert New Debentures if such conversion would mean that the New Debenture holder beneficially owns 9.99% or greater of the number of shares of our common stock which are then issued and outstanding.



    Upon a triggering event, Debenture holders may require us to redeem all or a portion of the New Debentures held by them at a price equal to the greater of
(1) 101% of the outstanding principal amount of the New Debenture being redeemed plus interest or (2) the product of (a) the aggregate number of shares for which the New Debenture being redeemed would be converted into multiplied by (b) the greater of (x) the conversion price and (y) the closing sale price then most recently reported. A 'triggering event' is: a non-permitted lapse or suspension in the effectiveness of the Registration Statement, if such lapse or unavailability continues for five or more consecutive trading days; the suspension from trading or failure of our common stock to be listed on its principal market for five or more consecutive trading days, or for more than an aggregate of ten trading days in a year; notice to New Debenture holders that we do not intend to comply with a request for conversion of any New Debentures into shares of our common stock (other than as a result of the restriction described in the prior paragraph); or our failure to deliver all the shares of common stock to which a New Debenture holder is entitled within ten days of the date such delivery of shares was due after conversion of a New Debenture.



    Events of default under the New Debentures include: a default in payment of interest for two business days after the due date, failure to pay the principal amount when due (including upon any required redemption), the entry of a money judgment in excess of $1 million against us or our subsidiaries, if we or any of our subsidiaries become insolvent, or if we or any of our subsidiaries fail to pay a debt in excess of $1 million, or if we or our subsidiaries default under any of the security or other agreements entered into as part of the restructuring transaction.



    Until one year after the closing of the restructuring transaction, and subject to certain exceptions, holders of New Debentures will be entitled to certain weighted average anti-dilution protection for the New Debentures with respect to certain additional issuances of our common stock, as described above under the description of the Exchange Agreement. The New Debentures will be entitled to anti-dilution adjustments for stock dividends, stock splits, and other similar events for their entire term.


NEW WARRANTS


    The New Warrants will be exercisable into an aggregate of approximately 591,000 shares of our common stock for an exercise price per share equal to 110% of the Reference Price. The New Warrants will be exercisable at any time after the one year anniversary of the closing date of the restructuring transaction and before August 2, 2007. The exercise price must be paid in cash.


    Each New Warrant can only be transferred by the holder to a third party if the holder is a broker or dealer who will be transferring it to the actual owner, pursuant to laws of descent and

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


distribution, or in accordance with a qualified domestic relations transfer order. We will adjust the amount of shares of common stock that may be purchased under the New Warrants to prevent dilution in the event we issue additional common stock to our shareholders in connection with a dividend, subdivision, reclassification or combination of common stock, or in the event of a merger, sale, lease or reorganization of our company. We may repurchase the New Warrants at any time, upon 30 days prior notice, for $0.01 per warrant share, at any time after the volume-weighted average market price of the common stock for any 10 consecutive trading days equals or exceeds 150% of the exercise price.


    We will register New Warrants with the Securities and Exchange Commission by filing a registration statement on Form 10 with the Securities and Exchange Commission presently. We also anticipate registering the shares of our common stock underlying the New Warrants with the Securities and Exchange Commission by filing a registration statement with the Securities and Exchange Commission and having it declared effective prior to the one year anniversary of the closing of the restructuring transaction. The New Warrants may not be exercised at any time that the registration statement registering the shares of our common stock issuable upon exercise of the New Warrants is not effective.


                        OPINION OF OUR FINANCIAL ADVISOR

    We believe that the following summary describes the material features of the opinion of our financial advisor, but is qualified in its entirety by reference to the full text of the opinion, which is attached to this proxy statement as Appendix B. We urge you to read the opinion in its entirety. The opinion was provided in connection with the restructuring transaction and relates only to the fairness of the restructuring, from a financial point of view, to the holders of our common stock, does not address any other aspect of the restructuring transaction or any aspect of any related transaction and does not constitute a recommendation to any shareholder as to how such shareholder should vote or act on any matters relating to the restructuring transaction or any related transaction.

    We retained Houlihan Lokey Howard & Zukin Financial Advisors, Inc., 'Houlihan Lokey,' to provide an opinion to our board of directors regarding the fairness of the restructuring transaction to the holders of our common stock, from a financial point of view. Houlihan Lokey is a nationally recognized investment banking firm that is continually engaged in providing financial advisory services in connection with mergers and acquisitions, leveraged buyouts, business valuations for a variety of regulatory and planning purposes, recapitalizations, financial restructuring, and private placements of debt and equity securities. Houlihan Lokey has no material prior relationship with us or our affiliates. We have agreed to pay Houlihan Lokey a fee for its services in connection with the restructuring transaction. We are also paying their reasonable out-of-pocket expenses. We have also agreed to indemnify Houlihan Lokey and related persons against certain liabilities, including liabilities under Federal securities laws, arising out of the engagement of Houlihan Lokey.

    Houlihan Lokey delivered its written opinion to our board of directors on February 14, 2003. The opinion concluded that, as of that date and based on and subject to the matters described in the opinion, the restructuring transaction was fair, from a financial point of view, to our existing holders of common stock. Houlihan Lokey's opinion speaks only as of February 14, 2003 and has not been and will not be updated, revised or reaffirmed by Houlihan Lokey following that date.

    In arriving at its opinion, Houlihan Lokey:

    1. reviewed our annual reports to shareholders and on Forms 10-K for the fiscal years ended 2000 through 2002, quarterly reports on Forms 10-Q for the three quarters ended October 31, 2002, our Form 8-K detailing our restructuring plan dated December 10, 2002, and internally-prepared interim financial statements for the five-month period ended December 31, 2002, which our management has identified as being the most current financial statements available;

    2. reviewed copies of the SNI Investors' Rights Agreement dated March 3, 2000, the SNI Series A Preferred Stock Purchase Agreement dated March 3, 2000, and the Certificate of

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


        Determination of Preferences of Series A Convertible Preferred Stock of SNI, dated February 18, 2000;

    3.  reviewed our presentation to NASDAQ dated January 16, 2003;


    4. met with certain members of our senior management, independent accountants, investment bankers and outside counsel to discuss (i) the process, status and prospects of our solicitation of alternative sources of financing and other potential strategic alternatives; and (ii) the operations, financial condition, future prospects, projected operations and performance of our company;


    5.  visited certain of our facilities and business offices;

    6. reviewed forecasts and projections prepared by our management with respect to our company for the years ended January 31, 2003 through 2004;

    7. reviewed the historical market prices and trading volume for our publicly traded securities;


    8. reviewed certain other publicly available financial data for certain companies that Houlihan Lokey deemed comparable to us, and publicly available prices and premiums paid in other transactions that Houlihan Lokey considered similar to the restructuring transaction;


    9. reviewed drafts of certain documents to be delivered at the closing of the restructuring transaction, including the Exchange Agreement; and


    10. conducted such other studies, analyses and inquiries as they deemed appropriate.



    To assist Houlihan Lokey's evaluation of the information described above, we advised Houlihan Lokey that based on our financial projections, (i) if we were to meet all our existing and contingent payment obligations (including obligations to holders of Outstanding Debentures and Series A), we would exhaust our cash resources and would no longer be able to conduct our operations; (ii) unless we consummate the restructuring transaction or an alternative transaction, we will be forced to commence bankruptcy proceedings; and (iii) we and our investment bankers have aggressively solicited indications of interest for a new capital investment in our company or an acquisition of our company from numerous financial and strategic investors, but have not received any indications of interest that would adequately address our ability to pay our existing and contingent liabilities.


    In rendering its opinion, Houlihan Lokey assumed and relied, without independent verification, on the accuracy and completeness of all financial and other information and data publicly available or furnished to or otherwise reviewed by or discussed with it. With respect to financial forecasts, estimates and other information and data relating to our company provided to or otherwise discussed with Houlihan Lokey, our management advised Houlihan Lokey that those forecasts, estimates and other information and data were reasonably prepared on bases reflecting the best currently available estimates and judgments of our management as to the future financial performance of our company, our pro forma capital structure and other matters, and Houlihan Lokey assumed, with our consent, that the financial results reflected in those forecasts, estimates and other information and data would be realized in the amounts and at the times projected. Houlihan Lokey assumed, with our consent, that the transactions would be consummated in accordance with their terms, without waiver, modification or amendment of any material term, condition or agreement and that, in the course of obtaining the necessary regulatory and third party approvals and consents for the transactions, no delay, limitation, restriction or condition would be imposed that would have an adverse effect on our company and our subsidiaries or the contemplated benefits to us of the restructuring transactions.


    Houlihan Lokey did not express any opinion as to what the value of our common stock or our other securities issuable in connection with the transactions actually will be when issued or the prices at which those securities will trade or otherwise be transferable at any time. Houlihan Lokey did not make and was not provided with an independent evaluation or appraisal of our assets or liabilities (contingent or otherwise). Accordingly, with our consent, for purposes of Houlihan Lokey's opinion, Houlihan Lokey's evaluation of the deemed aggregate consideration to be paid by the exchanging holders in the restructuring transaction (by virtue of the securities being


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exchanged) was based on a comparison of the estimated per share value of our common stock before and after giving effect to the restructuring transactions. Houlihan Lokey's opinion does not address any other aspect of the restructuring transaction, the relative merits of the restructuring transaction as compared to any alternative business strategies or financial alternatives that might exist for us or the effect of any other transaction in which we might engage. Houlihan Lokey's opinion is necessarily based on information available to Houlihan Lokey, and financial, stock market and other conditions and circumstances existing and disclosed to Houlihan Lokey, as of the date of its opinion. Houlihan Lokey did not assume any responsibility for the independent verification of any of such information. We imposed no instructions or limitations on Houlihan Lokey with respect to the investigations made or procedures followed by Houlihan Lokey in rendering its opinion.


    THE FULL TEXT OF HOULIHAN LOKEY'S WRITTEN OPINION DATED FEBRUARY 14, 2003, WHICH DESCRIBES THE ASSUMPTIONS MADE, PROCEDURES FOLLOWED, MATTERS CONSIDERED AND LIMITATIONS ON THE REVIEW UNDERTAKEN, IS ATTACHED TO THIS PROXY STATEMENT AS APPENDIX B AND INCORPORATED INTO THIS PROXY STATEMENT BY REFERENCE. HOULIHAN LOKEY'S OPINION WAS PROVIDED IN CONNECTION WITH THE RESTRUCTURING TRANSACTION AND RELATES ONLY TO THE FAIRNESS OF THE RESTRUCTURING, FROM A FINANCIAL POINT OF VIEW, TO THE HOLDERS OF OUR COMMON STOCK, DOES NOT ADDRESS ANY OTHER ASPECT OF THE RESTRUCTURING TRANSACTION OR ANY ASPECT OF ANY RELATED TRANSACTION AND DOES NOT CONSTITUTE A RECOMMENDATION TO ANY SHAREHOLDER AS TO HOW SUCH SHAREHOLDER SHOULD VOTE OR ACT ON ANY MATTERS RELATING TO THE RESTRUCTURING TRANSACTION OR ANY RELATED TRANSACTION.

    In preparing its opinion, Houlihan Lokey performed a variety of financial and comparative analyses, including those described below. The summary of these analyses is not a complete description of the analyses underlying Houlihan Lokey's opinion. The preparation of a fairness opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a fairness opinion is not readily susceptible to summary description. Accordingly, Houlihan Lokey believes that its analyses must be considered as a whole and that selecting portions of its analyses and factors without considering all analyses and factors or the narrative description of the analyses could create a misleading or incomplete view of the processes underlying its analyses and opinion.

    In its analyses, Houlihan Lokey considered industry performance, general business, economic, market and financial conditions and other matters existing as of the date of its opinion, many of which are beyond our control. No company, transaction or business used in those analyses as a comparison is identical to ours or to the proposed transactions, and an evaluation of those analyses is not entirely mathematical. Rather, the analyses involve complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the transactions, public trading or other values of the companies, business segments or transactions analyzed.

    The estimates contained in Houlihan Lokey's analyses and the valuation ranges resulting from any particular analysis are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than those suggested by its analyses. In addition, analyses relating to the value of businesses or securities do not necessarily purport to be appraisals or to reflect the prices at which businesses or securities actually may be sold. Accordingly, Houlihan Lokey's analyses and estimates are inherently subject to substantial uncertainty.

    Houlihan Lokey's opinion and analyses were only one of many factors considered by our board of directors in its evaluation of the restructuring transaction and should not be viewed as determinative of the views of our board or management with respect to the restructuring transaction or the aggregate consideration to be paid by us in the restructuring transaction.

    The following is a summary of the material financial analyses performed by Houlihan Lokey in connection with the rendering of its opinion.

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FINANCIAL ANALYSES


    Houlihan Lokey's evaluation of the fairness of the restructuring transaction was based, in part, on a comparison of the existing common shareholders' ownership interest in the enterprise value of our company before the restructuring transaction versus after the restructuring transaction. Houlihan Lokey applied the following approaches to determine the enterprise value for our company: (1) market capitalization and (2) comparable transaction values, and also analyzed the returns to common shareholders through negotiations in prepackaged bankruptcies. Each of these analyses are summarized below.


MARKET CAPITALIZATION APPROACH

    Houlihan Lokey selected ten publicly traded comparable companies to value our company. Those companies design, develop, and market optical networking solutions to the communications industry, which enable communications companies to provision, manage and deliver high-bandwidth services to their customers. Houlihan Lokey used enterprise value to revenue multiples from the selected comparable companies in order to value our company. These multiples were determined by the ratios of the comparable companies' market capitalizations to historical and projected revenues for such companies. Houlihan Lokey compared the financial condition, results and prospects of each company to our condition, results and prospects to determine the appropriate range of revenue multiples to use to value our company. Based on this analysis, Houlihan Lokey determined that the appropriate range of enterprise value to revenue multiples for our company was between 1.5 and 2.0 for fiscal year 2004. This multiple took into account our projected revenues for fiscal year 2004 of approximately $46.355 million. Using this metric yields an enterprise value for our company of between $69.533 million and $92.710 million.

COMPARABLE TRANSACTION APPROACH


    Houlihan Lokey identified 32 transactions announced from January 2001 to present, and identified one acquisition transaction of a company similar to us. In such transaction, the initial enterprise value to revenue multiple was 3.8 times trailing twelve month revenues, but fell to an implied multiple of 1.9 prior to the closing of the transaction. After analyzing the 32 comparable transactions, with a particular emphasis on the one particular transaction, Houlihan Lokey concluded that our enterprise value to revenue multiple was between 2.5 and 3.0 times fiscal year 2003 revenue. This metric indicated a range of values for our company of between $65.7 million and $78.9 million.


VALUATION


    Based on the average of the two selected valuation approaches, Houlihan Lokey determined that the enterprise value for our company could be reasonably stated to be between $68.0 million and $86.0 million. This estimated value range assumes that we have access to additional financing to fund operations, successful completion of the restructuring transaction and successful resolution of ongoing litigation against us. However, given our current financial condition, a sale transaction or access to additional capital is unlikely, as discussed previously. Therefore, the most likely alternative to the proposed transaction is bankruptcy.



    Houlihan Lokey determined that if the restructuring transaction or an alternative sale transaction is not consummated, we may be forced into bankruptcy, leaving no value to the existing holders of our common stock. Alternatively, Houlihan Lokey reviewed what our company may be able to negotiate for its common shareholders in a pre-packaged bankruptcy. Their analysis reviewed 45 pre-packaged bankruptcies over the last six years. The study concluded that in similar situations, common shareholders received between 0% and 4% of their respective companies.

  RECOMMENDATION OF THE BOARD OF DIRECTORS; REASONS OF THE BOARD OF DIRECTORS


    At a meeting held on February 26, 2003, our board of directors determined that the restructuring transaction is in the best interests of our shareholders and recommends that our shareholders approve the restructuring. The board of directors considered the following positive factors in reaching this conclusion:


     The restructuring will strengthen our balance sheet and allow us to be in a better position to focus on our business and to be more competitive. It will also allow us an opportunity to raise the additional financing we need to endeavor to become self-sustaining;


     The restructuring will help in our efforts to return to compliance with Nasdaq listing standards;



     The restructuring will result in the termination of the lawsuits filed in Delaware by the holders of the Series A, which have the potential to divert the attention of management away from the business of the company;



     Our financial strength will improve as a result of the restructuring transaction. We currently have indebtedness of approximately $32.2 million under the Outstanding Debentures and an obligation of approximately $48.8 million to the holders of the Series A due to the 'put' exercised by them. The restructuring transaction will result in a reduction of these obligations of approximately $81 million to approximately $13.1 million;



     The recent trading prices of our common stock and the current conditions of the United States capital markets make it unlikely that, without the restructuring transaction, we could raise any additional capital through the sale of equity or debt securities for the foreseeable future; and


     The terms of the restructuring transaction were the result of extensive arm's-length negotiations between our management and our advisors, and the holders of the Outstanding Debentures and Series A and their advisors, and resulted in improved terms for our shareholders from those that were originally offered by those holders.

    Our board of directors also believes that the restructuring transaction with the holders of the Outstanding Debentures and the Series A is the only readily available transaction that may give us the liquidity and flexibility we need to fund our ongoing operations and offer an opportunity for us to achieve our strategic objectives.

    Our board of directors also considered the following negative factors concerning the restructuring transaction:


         Our potential inability to execute our new business strategy following the restructuring transaction;



         The risks discussed in 'Risk Factors';



         Upon the closing of the restructuring transaction, our existing shareholders will hold a substantially lesser proportion, approximately 10% (assuming the Exchange Debentures are convertible into 17.5% of our common stock on a diluted basis), of our outstanding common stock than they currently do. As a result of the restructuring, and assuming that the Exchange Debentures will be convertible into 17.5% of our common stock on a diluted basis, the holders of the Outstanding Debentures and the Series A will receive approximately 8,269,000 shares of our common stock, representing approximately 90% of our common stock outstanding immediately following the consummation of the restructuring. Assuming all the Exchange Debentures and New Warrants are converted into or exercised for shares of our common stock, our existing shareholders will hold approximately 12.5% of our outstanding shares of common stock, on a diluted basis; and


         Whether or not the restructuring transaction is consummated, we are required to reimburse the holders of the Outstanding Debentures and the Series A for all expenses incurred in connection with the restructuring transaction.

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


    The foregoing discussion of information and factors considered by our board of directors is not intended to be all-inclusive. Our board of directors believes that, on balance, the possible benefits to our shareholders from the positive factors outweigh the possible detriments from the negative factors summarized above.

    In view of the variety of factors considered, our board of directors found it impracticable to, and did not, quantify, rank or otherwise assign relative weights to the above factors considered or determine that any factor was of particular importance in reaching its determination. Rather, our board of directors views its position and its recommendation as being based upon its judgment, in light of the totality of the information presented and considered, of the overall effect of the restructuring transaction on the shareholders compared to any reasonably available alternative transaction.


    For the reasons discussed above, our board of directors has approved the restructuring transaction and has determined that the restructuring transaction is in the best interests of our shareholders. Accordingly, our board of directors recommends that our shareholders vote FOR the approval of the restructuring transaction.


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


                          THE RESTRUCTURING PROPOSALS


    Consummation of the restructuring transaction requires shareholder approval of each of the first four proposals (or each of Proposals 2-5) below. If any of the first four proposals is not approved by our shareholders at the special meeting, then none of them will become effective (unless only the first proposal is not approved, but the fifth proposal is approved). Failure to approve the fifth proposal, an amendment to our certificate of incorporation to increase our authorized shares of common stock to 150 million, will not affect our ability to consummate the restructuring transaction.



    PROPOSAL 1 -- APPROVAL OF AMENDMENT TO OUR CERTIFICATE OF INCORPORATION
        TO INCREASE OUR AUTHORIZED SHARES OF COMMON STOCK TO 30 MILLION



    On February 26, 2003, our board of directors adopted a resolution to amend our certificate of incorporation to increase the number of shares of common stock that we have authority to issue from 7.5 million to 30 million. Under New Jersey law, our shareholders must approve the proposed amendment to Article 4 of our certificate of incorporation. The proposed amendment to our certificate of incorporation would permit the issuance of additional shares up to the new 30 million maximum authorization without further action or authorization by shareholders (except as may be required in a specific case by law or the Nasdaq Stock Market rules). Without shareholder approval of this proposal, we will not have sufficient shares authorized to consummate the restructuring transaction.



    If this proposal is approved, the number of shares of common stock we are authorized to issue will increase from 7.5 million to 30 million. The additional
22.5 million shares would be a part of the existing class of common stock and, if and when issued, would have the same rights and privileges as the shares of common stock currently issued and outstanding. At April 10, 2003, there were approximately 886,050 shares of our common stock outstanding. Approximately 13.2 million of the additional shares authorized will be issued upon consummation of the restructuring transaction, including upon conversion of the New Debentures and exercise of the New Warrants and under the 2003 Equity Incentive Plan. Approximately 4.6 million shares will be reserved for payment of interest on the New Debentures and to prevent dilution in the event we issue common stock at a price less than the conversion price of the New Debentures. Because of the extremely high level of volatility in shares of the optical networking sector of stock markets recently, we believe that we may need to reserve several million shares to prevent dilution.



    The holders of our common stock are not entitled to preemptive rights or cumulative voting. Accordingly, the issuance of additional shares of common stock might dilute, under certain circumstances, the ownership and voting rights of shareholders. The availability for issuance of additional shares of common stock could discourage, or make more difficult, efforts to obtain control of our company. For example, the issuance of shares of common stock in a public or private sale, merger, or similar transaction would increase the number of outstanding shares, thereby possibly diluting the interest of a party attempting to obtain control of our company. Other than the restructuring transaction, we are not aware of any pending or threatened efforts to acquire control of our company.



    Our board of directors believes it is desirable to increase the number of shares of common stock we are authorized to issue to accomplish the proposed restructuring transaction, to reserve an amount of shares sufficient to satisfy the requirements set forth in the Exchange Agreement and related agreements, and to provide us with adequate flexibility in the future. Without an increase in authorized shares, we will not have a sufficient number of authorized but unissued shares to complete the restructuring transaction.



    Following the restructuring transaction, our board of directors believes the availability of additional shares will provide us with the flexibility to issue common stock for a variety of purposes without further action by shareholders, unless required by law, regulation or the rules of the Nasdaq Stock Market. These purposes could include, among other things, the sale of stock or securities convertible into shares of our common stock, to obtain additional funding, the purchase of property, the acquisition of or merger with or into other companies, the use of additional shares for various equity compensation and other employee benefit plans, the declaration of stock splits or distributions, and other bona fide corporate purposes. The issuance of additional shares of common stock would have a dilutive effect on a shareholder's voting power.



    The text of our proposed amendment to the certificate of incorporation to increase our authorized shares of common stock to 30 million to enable us to implement the restructuring transaction is attached to this proxy statement as Appendix F. The statements made in this proxy statement with respect to our proposed amendment to our certificate of incorporation should be read in conjunction with, and are qualified in their entirety by reference to Appendix F.



    The affirmative vote of holders of at least a majority of all votes cast at the special meeting is required to approve this proposal. An abstention or failure to vote on this proposal is not an affirmative vote and therefore will have the same effect as a negative vote on this proposal at the special meeting.



    OUR BOARD OF DIRECTORS RECOMMENDS THAT OUR SHAREHOLDERS VOTE 'FOR' THE AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE OUR AUTHORIZED COMMON STOCK TO 30 MILLION.



            PROPOSAL 2 -- APPROVAL OF THE RESTRUCTURING TRANSACTION



    On March 6, 2003, we entered into an Exchange Agreement with the holders of our Outstanding Debentures and the holders of SNI's Series A to exchange the Outstanding Debentures and Series A for shares of our common stock and New Debentures. We recommend that you carefully read the complete Exchange Agreement which sets forth the terms and conditions of the restructuring transaction and other information that may be important to you. The Exchange Agreement is included in this proxy statement as Appendix A.



    On February 26, 2003, our board of directors adopted a resolution approving, in connection with the transactions contemplated by the Exchange Agreement, the issuance of up to approximately 13,197,000 shares of our common stock, the New Warrants, the New Debentures, the adoption of our 2003 Equity Incentive Plan, and our reincorporation in the State of Delaware.



    The actual number of shares of our common stock that may be issued or issuable in connection with the restructuring transaction may increase if the anti-dilution protections to be provided to the exchanging holders are triggered.



    Our board of directors believes it is in the best interest of our company and our shareholders to issue new shares of our common stock, the New Debentures and New Warrants in the restructuring transaction. Although the restructuring will result in significant dilution of the holdings of our common shareholders, the completion of the restructuring is critical to our continuing viability. We have significant additional funding needs until we reach cash flow breakeven and substantial indebtedness which adversely affects our financial condition. The restructuring will result in the elimination of a significant amount of our outstanding indebtedness and should improve our ability to seek the additional financing we need to try to become self-sustaining. If the restructuring transaction is not consummated, we will be forced to consider an alternative plan of reorganization, under which our shareholders may receive little or nothing.



    We are asking you to vote to approve the issuance of our common stock, New Debentures and New Warrants in the restructuring transaction because, under the listing rules of the Nasdaq Stock Market, we must obtain shareholder approval of any issuance of common stock that constitutes a change in control of our company, and the terms of the Exchange Agreement require that we obtain shareholder approval of the proposed transactions. Unless we receive the shareholder approval required, we will not be able to proceed with and complete the restructuring transaction.


    Assuming the New Debentures will be convertible into approximately 2,067,000 shares, representing 17.5% of our outstanding stock on a diluted basis, then, pursuant to the Exchange Agreement, we propose to issue new shares of our common stock in the following transactions:

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


     approximately 3,514,000 shares of our common stock in exchange for all of the Outstanding Debentures, plus 879,000 shares upon conversion of the Exchange Debentures issued to the holders of the Outstanding Debentures;

     approximately 4,755,000 shares of our common stock in exchange for all of the outstanding Series A, plus 1,189,000 shares upon conversion of the Exchange Debentures issued to the holders of the Series A; and


     approximately 100,000 shares upon conversion of the Fee Amount Debentures.



    The actual number of shares of our common stock that may be issued or issuable in connection with the restructuring transaction may increase if the anti-dilution protections to be provided to the exchanging holders are triggered.


    In addition to the shares of common stock to be issued, discussed above, the holders of our common stock of record on a date to be determined, but which will be within 10 business days prior to the closing of the restructuring transaction, will receive New Warrants to acquire approximately 591,000 shares of our common stock, representing 5% of our outstanding stock on a diluted basis, for a cash exercise price equal to 110% of the Reference Price.

    Upon the closing of the restructuring transaction, and assuming the Exchange Debentures are convertible into 17.5% of our outstanding common stock on a diluted basis, our existing shareholders would own approximately 10% of our issued and outstanding common stock, and the exchanging holders of the Outstanding Debentures and the Series A would own approximately 90% of our then issued and outstanding common stock;

    If all the Exchange Debentures and New Warrants were converted into or exercised for shares of our common stock, the exchanging holders of the Outstanding Debentures and the Series A would own 10,337,000 shares, representing 87.5% of our outstanding common stock on a diluted basis, and our existing shareholders would own 1,477,000 shares, representing 12.5% of our outstanding common stock on a diluted basis.

    The affirmative vote of holders of at least a majority of all votes cast at the special meeting is required to approve this proposal. An abstention or failure to vote on this proposal is not an affirmative vote and therefore will have the same effect as a negative vote on this proposal at the special meeting.


         OUR BOARD OF DIRECTORS RECOMMENDS A VOTE 'FOR' THIS PROPOSAL.



         PROPOSAL 3 -- APPROVAL OF THE CHANGE OF STATE OF INCORPORATION
                          FROM NEW JERSEY TO DELAWARE



    It is a condition precedent to consummation of the proposed restructuring transaction that, no later than the day before the effective date of the consummation of the restructuring transaction, we will change our state of incorporation from New Jersey to Delaware. Such a change requires the approval of our shareholders. Because we are a corporation organized under the laws of New Jersey, we are therefore subject to the New Jersey Business Corporation Act. If approved, following our reincorporation in Delaware, Delaware corporation law will govern the rights of our shareholders. The following is a summary of the material differences in the rights of our shareholders under New Jersey law and under Delaware law and is qualified in its entirety by reference to the governing law, our certificate of incorporation and by-laws, and the certificate of incorporation and by-laws of the new Delaware corporation.


    The change in our state of incorporation will be accomplished through a merger of our company into a to-be-formed wholly-owned subsidiary, which will be formed as a Delaware corporation as a vehicle to effect the reincorporation. The name of the surviving corporation following the reincorporation shall continue to be 'Sorrento Networks Corporation.'


    Upon consummation of the merger of our company into the new wholly-owned Delaware subsidiary, the Delaware corporation will succeed to all the business, properties, assets and liabilities of our company and to our name, and our directors, officers and employees will become directors, officers and employees of the surviving corporation. Our currently outstanding shares of common stock will be converted into an equal number of common shares, par value $0.001 per share, and outstanding shares of our Series D Convertible Preferred Stock will be converted into an equal number of shares of preferred stock, par value $.01 per share, with the same rights and preferences as they currently have of the surviving corporation. Assuming that Proposal 1 is approved and that we are authorized to amend our certificate of incorporation to increase our authorized shares of common stock into 30 million, then pursuant to the provisions of the certificate of incorporation of the new Delaware corporation, we will be authorized to issue up to 30 million shares of common stock and up to two million shares of preferred stock without further authorization or action by our shareholders (except as may be required by law, regulation or Nasdaq rules). If, however, Proposal 5 is approved, and we are authorized to amend our certificate of incorporation to increase our authorized shares of common stock to 150 million, then the certificate of incorporation of the new Delaware corporation will authorize the issuance of up to 150 million shares of common stock and up to two million shares of preferred stock without further authorization or action by our shareholders (except as may be required by law, regulation or Nasdaq rules). Approval of the proposal to reincorporate in Delaware will not result in any change in the name, business, management, location of our principal executive offices or other facilities, capitalization, assets or liabilities. Our employee benefit plans and arrangements will also be continued by the surviving corporation upon the same terms and subject to the same conditions.



    Within one year after the consummation of the restructuring transaction, we will merge three of our subsidiaries, SNI, Meret, and SVREH, with and into our company.


    Our shareholders are not entitled to appraisal rights in connection with the proposal to reincorporate in Delaware.

SUMMARY OF THE EFFECTS OF THE REINCORPORATION.

    The reincorporation will change the law applicable to our corporate affairs from New Jersey law to Delaware law and will result in some differences in shareholders' rights. The material differences between the New Jersey Business Corporation Act (the 'NJBCA') and the Delaware General Corporation Law ('DGCL') are more fully discussed below.


    The reincorporation will also mean that our corporate affairs will be governed by the certificate of incorporation and bylaws which are attached to this Proxy Statement as Appendix D and Appendix E respectively. The new certificate of incorporation and new bylaws will carry over many of the provisions of our certificate of incorporation and bylaws, as amended. Copies of our current certificate of incorporation and bylaws are available for inspection at the office of our Corporate Secretary at the address set forth on the cover page of this proxy statement and copies will be sent to shareholders at no cost upon written request.


    There will be no interruption in the trading of our common stock as a result of the merger.

MANNER OF EFFECTING THE REINCORPORATION

    The following summary does not purport to be a complete description of the proposal to reincorporate and is qualified in its entirety by reference to the certificate of incorporation and bylaws of the surviving corporation, and the agreement of merger, into which we and our to-be-formed wholly-owned subsidiary will enter. Copies of the agreement of merger are available for inspection at the office of our Corporate Secretary at the address set forth on the cover page of this proxy statement and copies will be sent to shareholders at no cost upon written request.

    The proposed reincorporation will be effected by merging our company with and into the new Delaware corporation pursuant to the terms of the agreement of merger. At the effective time of the merger, our separate corporate existence will cease; the new Delaware corporation will succeed to all our business, properties, assets and liabilities and to our name; and our directors, officers and employees will become directors, officers and employees of the new Delaware corporation. Our shares that are issued and outstanding immediately prior to the effective time of the merger

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


will, by virtue of the merger, be converted into an equal number of fully paid and nonassessable shares of the new Delaware corporation. Each of the new Delaware corporation's shares will have the same terms as our shares, subject to the differences arising by virtue of the differences between Delaware and New Jersey law, and between the provisions of our current certificate of incorporation and bylaws and the new Delaware corporation's certificate of incorporation and bylaws.

    From and after the effective time of the merger, each holder of a certificate representing our shares will be deemed for all purposes to be the holder of the number of shares of the new Delaware corporation into which the shares represented by the holder's current stock certificate have been converted. The current stock certificates will continue to represent shares of the new Delaware corporation and need not be surrendered for certificates representing shares of the new Delaware corporation. It will not be necessary for our shareholders to surrender their current stock certificates for certificates representing shares of the new Delaware corporation, although you may do so if you wish. Each holder of a current stock certificate outstanding immediately prior to the effective time of the merger will, upon surrender of his or her current certificate for cancellation, receive a new certificate representing the same number of shares of the new Delaware corporation.

    Approval of the proposal to reincorporate in Delaware will not result in any change in our name, business, management, location of the principal executive offices or other facilities, capitalization, assets or liabilities. Shares of our common stock will continue to be traded without interruption on the Nasdaq National Market, subject to favorable resolution of our current listing issues. Our stock option and incentive plans will be continued by the new Delaware corporation and each outstanding award issued pursuant to the plans will be converted into an award for shares of the new Delaware corporation equal to the number of current shares related to the plans immediately prior to the effective time of the merger, at the same prices per share and upon the same terms and subject to the same conditions as were in effect immediately prior to the effective time of the merger. Our other employee benefit plans and arrangements will also be continued by the new Delaware corporation upon the same terms and subject to the same conditions.

    We anticipate that the merger will become effective as soon as practicable following shareholder approval, assuming that all of the proposals are approved by our shareholders and the restructuring transaction is consummated. If for any reason the restructuring transaction is not consummated, the merger will not occur. The agreement of merger provides that the merger may be abandoned by our board of directors prior to the effective time of the merger, either before or after shareholder approval, if our board determines that such abandonment is in our best interests. In addition, the agreement of merger may be amended prior to the effective time of the merger, either before or after shareholder approval, provided that the agreement of merger may not be amended after shareholder approval if such amendment would (i) alter or change the number or kind of shares to be received by our shareholders in the merger, (ii) alter or change any term of the new Delaware corporation's articles of incorporation or bylaws, or (iii) alter or change any of the terms and conditions of the agreement of merger if such alteration or change would adversely affect our shareholders.

    Approval by our shareholders of the proposed reincorporation will also constitute approval of the agreement of merger, the certificate of incorporation and by-laws of the new Delaware corporation and all provisions thereof.

FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION


    We believe that for Federal income tax purposes, the reincorporation should constitute a reorganization under Section 368 of the Internal Revenue Code and that, consequently, our current shareholders should not recognize any gain or loss as a result of the merger. For Federal income tax purposes, our shareholders should retain the same tax basis in their shares of the new Delaware corporation as they may have in shares of our stock held by them immediately prior to the effective time of the merger, and their holding period for the shares of the new Delaware


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corporation should include the period during which they held our current shares.
Shareholders should consult their own tax advisors as to the effect of the reorganization to them under federal income tax laws.


    Although we do not anticipate that state or local income tax consequences will vary from the Federal income tax consequences described above, shareholders should consult their own tax advisors as to the effect of the reorganization under state, local or foreign income tax laws.

COMPARISON OF SHAREHOLDER RIGHTS AND CORPORATE GOVERNANCE MATTERS

    The new Delaware corporation's certificate of incorporation and by-laws are generally similar to our existing certificate of incorporation and by-laws, but there are some differences. Some of the differences, such as the change in the number of authorized common shares or the par value of our common shares, do not reflect differences between New Jersey and Delaware law, but have been determined by our board of directors. Other differences are primarily the result of differences between Delaware and New Jersey law. The identification of specific differences is not meant to indicate that other differences do not exist. As such, we urge you to read the certificate of incorporation and by-laws of the new corporation, which are attached as Appendices D and E, respectively. Copies of our current certificate of incorporation and by-laws have been attached to our filings with the SEC, are available for inspection at our principal executive offices, and will be sent without charge to our shareholders upon written request.

NUMBER AND PAR VALUE OF AUTHORIZED SHARES OF STOCK.


    The certificate of incorporation of the new Delaware corporation provides that there will be either 30 or 150 million shares of common stock authorized, depending on whether Proposal 5, approval of an amendment to our certificate of incorporation to increase our authorized shares of common stock to 150 million shares, is approved. Our current certificate of incorporation authorizes 7.5 million shares of common stock. The par value of the shares of common stock of the new Delaware corporation will be $0.001 per share; the current par value of our common stock is $6.00 per share. We are currently authorized to issue up to two million shares of preferred stock. The new Delaware corporation will be similarly authorized. The par value of our preferred stock, $0.01 per share, will remain the same.


VOTING REQUIREMENTS


    Under the Delaware general corporation law or 'DGCL,' unless a different vote is specified in the certificate of incorporation or bylaws of a corporation, and except as otherwise provided in the DGCL, the vote of a majority of the shares present in person or represented by proxy at a meeting is the act of the corporation's shareholders, and the vote of a plurality of the votes present at a meeting or represented by proxy is required to elect directors. The DGCL generally provides that the resolution of a corporation's board of directors and an approval of the majority of the outstanding shares of a corporation's common stock entitled to vote is generally required to effect a merger or consolidation, and to sell, lease or exchange all or substantially all of the corporation's assets. A resolution of the board of directors followed by the affirmative vote of the majority of the outstanding shares of a corporation's stock, is required for an amendment to that corporation's certificate of incorporation. A Delaware corporation's by-laws may be adopted, amended or repealed by the affirmative vote of the majority of the votes cast by shareholders unless otherwise provided in the certificate of incorporation or bylaws.


    Under the NJBCA, unless a greater vote is specified in the certificate of incorporation, the vote of a majority of the shares present in person or represented by proxy at a meeting is the act of the corporation's shareholders, and the vote of a plurality of the votes present at a meeting or represented by proxy is required to elect directors. The NJBCA provides that the affirmative vote of a majority of the votes cast by shareholders entitled to vote on the matter is required to approve: (1) any amendment to a New Jersey corporation's certificate of incorporation, (2) the voluntary dissolution of the corporation,
(3) the sale or other disposition of all or substantially all

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of the corporation's assets otherwise than in the ordinary course of business, or (4) the merger or consolidation of the corporation with another corporation.

    Our certificate of incorporation does not currently contain provisions specifying a greater vote in certain circumstances.

NUMBER OF DIRECTORS; REMOVAL OF DIRECTORS


    The number of our directors is determined by our by-laws. We currently have 5 persons serving on our board of directors. Under the NJBCA, our directors are elected at the annual meeting of shareholders to serve until the annual meeting of the shareholders held in the following fiscal year, and each director elected holds office until his or her successor is elected and qualified. Under the NJBCA, a director may be removed, either with or without cause, at any time, only by the holders of a majority of the shares entitled to vote at an election of the directors.



    The bylaws of the new Delaware corporation provide that there will be between one and nine directors. The precise number will be as set forth in a resolution adopted by the board. Each director will be elected at the annual meeting of shareholders and will serve until the annual meeting of the shareholders held in the following fiscal year, and each director elected will hold office until his or her successor is elected and qualified. Under the DGCL, with certain exceptions for 'classified' boards and cumulative voting, neither of which apply to the new Delaware corporation, any director may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of the directors.


CLASSIFICATION

    Both the NJBCA and the DGCL permit, but do not require, the adoption of a 'classified' board of directors with staggered terms under which a part of the board of directors is elected each year. Under the NJBCA, the authorization for such as classified board of directors must be included in the corporation's certificate of incorporation or an amendment thereto. Additionally, under the NJBCA, the maximum term of each class of directors is five years. The DGCL permits the authorization of a classified board of directors to be included in the certificate of incorporation or by-laws of a corporation or an amendment to either document. Because under Delaware law, there can be no more than three classes of directors, the longest term a director on a classified board may serve is three years. Neither our current board of directors nor that of the new Delaware corporation is classified.

VACANCIES ON THE BOARD OF DIRECTORS


    Under the NJBCA, unless the certificate of incorporation or by-laws provide otherwise, a vacancy, however caused, and newly created directorships resulting from an increase in the authorized number of directors may be filled by the affirmative vote of a majority of the remaining directors. In addition, under the NJBCA, any directorship not filled by the board may be filled by the shareholders. Under the DGCL, vacancies may be filled by a majority of the directors then in office unless the certificate of incorporation or by-laws provide otherwise. Neither the certificate of incorporation nor the bylaws of the new Delaware corporation include such a contrary provision.


AMENDMENTS TO CERTIFICATE OF INCORPORATION

    Both the DGCL and the NJBCA provide that, in general, amendments to a corporation's certificate of incorporation must be approved by the affirmative vote of the holders of a majority of the outstanding stock of the corporation entitled to vote thereon (and, if applicable, a majority of the outstanding stock of each class entitled to vote thereon), unless the certificate of incorporation requires a greater percentage. Neither our certificate of incorporation nor that of the new Delaware corporation requires a greater percentage.

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AMENDMENT OF BY-LAWS

    Under the DGCL, a corporation's by-laws may be adopted, amended or repealed by the vote of its shareholders, unless the certificate of incorporation provides otherwise. The certificate of incorporation of the new Delaware corporation confers the power to adopt, amend or repeal the bylaws upon the directors, but does not divest the shareholders of the power, or limit their power to adopt, amend or repeal the bylaws.

    Under the NJBCA, the board of directors has the power to adopt, amend, or repeal the corporation's by-laws, unless such powers are reserved in the certificate of incorporation to the shareholders. Our certificate of incorporation currently does not reserve such powers to shareholders.

MEETINGS OF THE BOARD OF DIRECTORS

    Our by-laws currently provide that regular meetings of the board of directors may be held without notice at such time and at such place as shall from time to time be determined by the board, and that special meetings of the board may be called by the president on three days' notice to each director or they may be called by the president or secretary on the written request of two directors. At all meetings a majority of the board of directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the board of directors.

    The bylaws of the new Delaware corporation provide that an annual meeting of our board of directors will be held immediately following the annual meeting of shareholders. Additional regular meetings may also be held by resolution of the board. Special meetings of the board of directors of the new Delaware corporation may be called by the chairman of the board.

ANNUAL MEETING OF SHAREHOLDERS


    Under both Delaware and New Jersey law and our current bylaws and those of the new Delaware corporation, annual meetings of our shareholders are held on the anniversary of the date of incorporation, if not a legal holiday, and if a legal holiday, then on the next day following, or at such other date and time as shall be designated from time to time by the board of directors, at which they shall elect directors and transact such other business as may properly be brought before the meeting. Written notice of the annual meeting stating the place, date and hour of the meeting shall be given to each shareholder entitled to vote at such meeting not less than ten nor more than sixty days before the date of the meeting.


SPECIAL MEETINGS OF SHAREHOLDERS

    The NJBCA provides that a special meeting of shareholders may be called by the president, board of directors, any shareholder, director, officer or other person as may be provided in the by-laws, and upon application of the holder or holders of not less than 10% of all the shares entitled to vote at a meeting, the Superior Court, for good cause shown, may order a special meeting to be called.

    The DGCL provides that the board of directors or such persons as are authorized by the certificate of incorporation or by-laws may call special meetings of the shareholders. The by-laws of the newly-formed Delaware company provide that special meetings of shareholders may be called by the Chairman, President or the board of directors, provided that any such request must state the purpose(s) of the proposed meeting. Written notice of the special meeting shall be the same as that for the annual meeting.

    The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, constitute a quorum at all meetings of the shareholders for the transaction of business. When a quorum is present at any meeting, the affirmative vote of a majority of all votes cast shall decide any question brought before such meeting, except as otherwise provided by statute or by our certificate of incorporation.

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SHAREHOLDER ACTION BY WRITTEN CONSENT

    The NJBCA states that shareholders may act on all matters without a meeting and without prior notice and a vote with the written consent of holders of the minimum number of votes required for approval at the meeting at which all shareholders are present and voting.


    The DGCL permits shareholders to act on all matters without a meeting, without prior notice and without a vote if a consent is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to approve the action at a meeting at which all shareholders were present and voting, unless such right to act by written consent is specifically denied in the certificate of incorporation. The certificate of incorporation of the new Delaware corporation does not include such a provision.


DIVIDENDS

    The NJBCA prohibits a corporation from making any distribution to its shareholders if, after giving effect to such distribution, the corporation would be unable to pay its debts as they become due in the usual course of business or the corporation's total assets would be less than its total liabilities.

    The DGCL permits a corporation to pay dividends out of any surplus and, if it does not have surplus, out of any net profits for the fiscal year in which the dividend or for the preceding fiscal year (provided that such payment will not reduce capital below the amount of capital represented by all classes of shares having a preference upon the distribution of assets).

REPURCHASES OF STOCK

    The NJBCA prohibits a corporation from repurchasing or redeeming its shares if (i) after giving effect to such repurchase or redemption, the corporation would be unable to pay its debts as they become due in the usual course of business or the corporation's total assets would be less than its total liabilities, (ii) after giving effect to such repurchase or redemption, the corporation would have no equity outstanding, (iii) the redemption or repurchase price exceeded that specified in the securities acquired, or (iv) such repurchase or redemption is contrary to any restrictions contained in the corporation's certificate of incorporation.

    Under the DGCL, a corporation may repurchase or redeem its shares only out of surplus and only if such purchase does not impair capital. However, a corporation may redeem preferred stock out of capital if such shares will be retired upon redemption and the stated capital of the corporation is thereupon reduced in accordance with the DGCL.

INSPECTION OF BOOKS AND RECORDS

    The NJBCA grants the right to inspect a corporation's minutes of shareholder proceedings and its record of shareholders only for any proper purpose and only
(i) to shareholders of record for at least 6 months preceding the demand, (ii) to holders of at least 5% of the outstanding shares of any class or series of the corporation's stock or (iii) to shareholders upon receipt of court order.

    The DGCL provides that any stockholder may for a proper purpose inspect a corporation's stock ledger, a list of its stockholders and its other books and records.

RIGHTS OF DISSENTING SHAREHOLDERS

    Under the DGCL, dissenting shareholders who follow prescribed statutory procedures are entitled to appraisal rights in certain mergers or consolidations, except in connection with certain so-called 'short-form mergers' (a merger of a corporation with its 90% or more owned subsidiary). Such appraisal rights are not provided when (1) the shares of the corporation are listed on a national securities exchange or designated as a national market system security by the NASD or held of record by more than 2,000 shareholders and shareholders receive in the merger shares of the surviving corporation or of any other corporation the shares of which are listed on a

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national securities exchange or designated as a national market system security by the NASD, or held of record by more than 2,000 shareholders or (2) the corporation is the surviving corporation and no vote of its shareholders is required for the merger.

    Shareholders of a New Jersey corporation who dissent from a merger, consolidation, sale of all or substantially all of the corporation's assets or certain other corporate transactions are generally entitled to appraisal rights. No statutory right of appraisal exists, however, when the stock of the New Jersey corporation: (1) is listed on a national securities exchange; or (2) is held of record by not less than 1,000 holders; or (3) is exchanged for consideration to be received pursuant to the merger, consolidation or sale consisting of cash or securities or other obligation which, after the transaction, will be listed on a national securities exchange or held of record by not less than 1,000 holders.

BUSINESS COMBINATIONS

    Section 14A:10A-4 of the NJBCA provides, among other things, that no resident domestic corporation may engage in any business combination with any 'interested shareholder' of such corporation (defined as a holder of 10% or more stock) for a period of five years unless such business combination is approved by the board of directors prior to the date on which the interested shareholder made its stock acquisition. In addition to the restrictions stated in the preceding sentence, no such corporation may engage in a business combination with an interested shareholder other than one in which (i) the board of directors has approved such business combination prior to such interested shareholder's stock acquisition date; (ii) such business combination is approved by the affirmative vote of the holders of two-thirds of the voting stock not beneficially owned by that interested shareholder at a meeting called for such purpose; or (iii) the aggregate amount of cash and the market value, as of the consummation date, of consideration to be received per share by holders of outstanding shares of common stock in the business combination is at least equal to a certain 'fair price' as determined by various criteria set forth in the statute, subject to certain exceptions.

    Section 14A:10-5 of the NJBCA provides, among other things, that any person making an offer to purchase in excess of 10% (or such amount which, when aggregated with such person's present holdings, exceeds 10%) of any class of equity securities of any corporation or other issuer of securities which is organized under the laws of New Jersey must, 20 days before the offer is made file a disclosure statement with the target company and the Bureau of Securities in the Division of Consumer Affairs in the Department of Law and Public Safety of the State of New Jersey (the 'Bureau'). Such takeover bid may not proceed until after receipt of the Bureau's permission, which may not be denied unless the Bureau, after public hearing, finds that (i) financial condition of the offeror is such as to jeopardize the financial stability of the target company, or prejudice the interests of any employees or security holders who are unaffiliated with the offeror, (ii) the terms of the offer a unfair or inequitable to the security holders of the target company, (iii) the plans and proposals which the offeror has to make any material change in the target company's business or corporate structure or management, are not in the interest of the target company's remaining security holders or employees, (iv) the competence, experience and integrity of those persons who would control the operation of the target company are such that it would not be in the interest of the target company's remaining security holders or employees to permit the takeover, or (v) the terms of the takeover bid do not comply with the provisions of Section 14A:10A of the NJBCA.


    Section 203 of the DGCL regulates a wide range of transactions between a corporation and an interested stockholder, known as 'business combinations'. An 'interested stockholder' is, generally, any person who beneficially owns, directly or indirectly, 15% of more of the corporation's outstanding voting stock. 'Business combinations' are broadly defined to include (i) mergers or consolidations with, (ii) sales or other dispositions of more than 10% of the corporation's assets to, (iii) certain transactions resulting in the issuance or transfer of any stock of the corporation or any subsidiary to, (iv) certain transactions which would result in increasing the proportionate share of stock of the corporation or any subsidiary owned by, or (v) receipt of the


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benefit (other than proportionately as a stockholder) of any loans, advances of other financial benefits by, an interested stockholder. Section 203 of the DGCL provides that an interested stockholder may not engage in a business combination with the corporation for a period of three years from the date of becoming an interested stockholder unless (i) prior to such date the board of directors approved either the business combination or the transaction which resulted in the person becoming an interested stockholder, (ii) upon consummation of the transaction which resulted in the person becoming an interested stockholder, that the person owned at least 85% of the corporation's voting stock outstanding at the time the transaction commenced (excluding shares owned by officers and directors and shares owned by certain employee stock plans) or (iii) on or subsequent to such date the business combination is approved by the board of directors and authorized by the affirmative vote of at least 66 2/3% of the outstanding voting stock not owned by the interested stockholder. These restrictions placed on interested stockholders do not apply to a corporation whose certificate of incorporation contains a provision expressly electing not to be governed by the statute. The certificate of incorporation of the new Delaware corporation does not contain such a provision.


DISSOLUTION


    Each of the NJBCA and the DGCL provides that a corporation may be voluntarily dissolved by (i) the written consent of all its shareholders or (ii) the adoption by the corporation's board of directors of a resolution recommending that the corporation be dissolved and submission of the resolution to a meeting of shareholders, at which meeting the resolution is adopted. The NJBCA requires the affirmative vote of the majority of votes cast (assuming the number of votes cast constitutes a quorum), and the DGCL requires the affirmative vote of at least a majority of the outstanding stock.


LIMITATION OF LIABILITY; INDEMNIFICATION


    Under the NJBCA, a New Jersey corporation may include in its certificate of incorporation a provision which could, subject to the limitations described below, eliminate or limit directors' or officers' liability to the corporation or to its shareholders, for monetary damages, for breaches of their fiduciary duty of care. A director or officer cannot be relieved from liability or otherwise indemnified for any breach of duty based upon an act or omission: (1) in breach of such person's duty of loyalty to the entity or to its shareholders;
(2) not in good faith or involving a knowing violation of law; or (3) resulting in receipt by such person of an improper personal benefit. Our certificate of incorporation contains provisions which limit a director's or officer's liability to the full extent permitted by New Jersey law.



    Under Delaware law, Delaware corporations may indemnify directors from liability if the director acted in good faith and in a manner reasonably believed by the director to be in or not opposed to the best interests of the corporation, and, with respect to any criminal actions, if the director had no reasonable grounds to believe his or her action was unlawful. In the case of an action by or on behalf of a corporation, indemnification may not be made if the person seeking indemnification is adjudged liable, unless the court in which such action was brought determines such person is fairly and reasonably entitled to indemnification. The indemnification provisions of Delaware law require indemnification of a director who has been successful on the merits or otherwise in defense of any action, suit or proceeding that he or she was a party to by reason of the fact that he or she is or was a director of the corporation. Delaware law permits corporations to advance amounts to directors in payment of expenses. The indemnification authorized by Delaware law is not exclusive and is in addition to any other rights granted to directors under the certificate of incorporation or by-laws of the corporation or to any agreement between the directors and the corporation.


    In the case of stockholder derivative suits under Delaware law, the corporation may also indemnify if the director, officer, employee or agent acted in good faith and in a manner the director reasonably believed to be in, and not opposed to, the best interest of the corporation. Unless the court finds that an individual is fairly and reasonably entitled to indemnity, the

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corporation cannot indemnify an individual in shareholder derivative suits where there is any claim, issue or matter in which the individual has been found liable to the corporation.


    The certificate of incorporation of the new Delaware corporation contains provisions which indemnify our directors and officers and limit a director's or officer's liability, in each case, to the full extent permitted by Delaware Law.



    The affirmative vote of holders of at least a majority of all votes cast at the special meeting is required to approve the proposal to change our state of incorporation from New Jersey to Delaware. An abstention or failure to vote on this proposal is not an affirmative vote and therefore will have the same effect as a negative vote on this proposal at the special meeting.


    OUR BOARD OF DIRECTORS RECOMMENDS THAT OUR SHAREHOLDERS VOTE 'FOR' THE CHANGE IN OUR STATE OF INCORPORATION FROM NEW JERSEY TO DELAWARE.

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          PROPOSAL 4 -- APPROVAL OF THE SORRENTO NETWORKS CORPORATION
                           2003 EQUITY INCENTIVE PLAN


    On February 26, 2003, our board of directors adopted, subject to the approval of our shareholders, the Sorrento Networks Corporation 2003 Equity Incentive Plan. The following description of the 2003 Plan is a summary and so is qualified by reference to the complete text of the 2003 Plan. The text of the Sorrento Networks Corporation 2003 Equity Incentive Plan is attached to this proxy statement as Appendix C.

GENERAL

    The purpose of the 2003 Plan is to offer opportunities to eligible individuals to participate in the growth in value of the equity of our company. Stock options, stock appreciation rights, stock awards and cash awards may be granted under the 2003 Plan (each an 'Award'). Options granted under the 2003 Plan may be either 'incentive stock options', as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the 'Code'), or non-statutory stock options.

    Administration. The 2003 Plan will be administered by the Compensation Committee of our board of directors. The Compensation Committee has delegated to the Chief Executive Officer the authority to grant Awards to non-executive level employees in accordance with guidelines established by our board of directors, and it may delegate certain responsibilities to a company employee (as applicable, the 'Administrator').


    Shares Reserved. The maximum number of shares that may be issued under the 2003 Plan is 2,113,000.



    Eligibility. Non-statutory stock options, stock appreciation rights, stock awards and cash awards may be granted under the 2003 Plan to our employees, directors and consultants, and those of our affiliates and subsidiaries. Incentive stock options may be granted only to our employees or employees of our subsidiaries. The Administrator, in its discretion, approves options, stock appreciation rights, stock awards and cash awards to be granted under the 2003 Plan. We intend the 2003 Plan to be a broad-based employee plan. As of December 31, 2002, we had approximately 113 employees and five directors who would be eligible to participate in the 2003 Plan.


    Termination of Awards. Generally, if an awardee's services to the company as an employee, consultant or director terminates other than for death, disability, retirement or for 'cause', vested Awards will remain exercisable for a period of three months following the awardee's termination. Unless otherwise provided for by the Administrator in the award agreement, if an awardee dies or becomes totally and permanently disabled while an employee or consultant, the awardee's vested Awards shall be exercisable for one year following the awardee's death or disability, or if earlier, the expiration of the term of such Award.

    Nontransferability of Awards. Unless otherwise determined by the Administrator, Awards granted under the 2003 Plan are not transferable other than by will, domestic relations order, or the laws of descent and distribution and may be exercised during the awardee's lifetime only by the awardee.

STOCK OPTIONS

    Exercise Price. The Administrator determines the exercise price of options at the time the options are granted. The exercise price of an incentive stock option may not be less than 100% of the fair market value of our common stock on the effective date of grant of such option. The fair market value of our common stock is generally the closing sales price as quoted on the Nasdaq National Market.

    Exercise of Option; Form of Consideration. The Administrator determines when options become exercisable. The means of payment for shares issued on exercise of an option are specified in each Award agreement. The 2003 Plan generally permits payment to be made by cash, check, wire transfer, other shares of our common stock (with some restrictions), broker-assisted same day sale, or full recourse promissory note.

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    Term of Option. The term of an option may be no more than ten years from the date of grant. No option may be exercised after the expiration of its term.

STOCK APPRECIATION RIGHTS

    The Administrator may grant stock appreciation rights ('SARs') in its discretion which may entitle the recipient to receive an amount equal to the excess of the fair market value of a fixed number of shares covered by the exercised portion of the SAR on the date of exercise, over the fair market value on the date of grant. The terms and conditions of an SAR award will be found in an Award agreement. The grant or vesting of an SAR award may be made contingent on achievement of performance conditions, including, without limitation, net order dollars, net profit dollars, net profit growth, net revenue dollars, revenue growth, individual performance, earnings per share, return on assets, return on equity, and other financial objectives, customer satisfaction indicators and guaranteed efficiency measures, each with respect to our company and/or an individual business unit.

STOCK AWARDS

    The Administrator may grant stock awards in its discretion. The terms and conditions of a stock award will be found in an Award agreement. The grant or vesting of a stock award may be made contingent on achievement of performance conditions, including, without limitation, net order dollars, net profit dollars, net profit growth, net revenue dollars, revenue growth, individual performance, earnings per share, return on assets, return on equity, and other financial objectives, customer satisfaction indicators and guaranteed efficiency measures, each with respect to our company and/or an individual business unit.

CASH AWARDS

    The Administrator may grant cash awards, which entitle the recipient to a cash payment on satisfaction of goals described in the Award agreement. The Administrator determines the terms, conditions and restrictions related to cash awards.

ADJUSTMENTS ON CHANGES IN CAPITALIZATION, MERGER OR CHANGE OF CONTROL

    In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, spin-off or similar change to the capital structure of our company, appropriate adjustments will be made to
(i) the number and class of securities subject to the 2003 Plan, (ii) the number and class of securities that may be awarded to any individual under the 2003 Plan, and (iii) the exercise price and number and class of securities under each outstanding Award. Any such adjustments will be made by our board of directors in its absolute discretion, and the decision of our board of directors will be final, binding and conclusive.

    In the event of a fundamental transaction, our board of directors will do one or more of the following: (a) arrange for substitution of the Awards under the 2003 Plan, (b) accelerate the vesting of Awards, in whole or in part, and have unexercised Awards terminate immediately prior to the closing of the fundamental transaction, (c) cancel Awards under the 2003 Plan in exchange for cash payments, or (d) arrange for any of our repurchase rights to apply to the securities issued in substitution for our common stock or terminate repurchase rights.

    In the event of a proposed dissolution or liquidation of our company, our board of directors may cause Awards to be fully vested and exercisable (but not after their expiration date) before the dissolution is completed but contingent on its completion.

AUTOMATIC OPTION GRANTS TO NON-EMPLOYEE DIRECTORS

    Under the 2003 Plan, non-employee directors receive a Non-Statutory Option to purchase 15,000 shares of our common stock upon their initial election or appointment to the Board. These options are immediately exercisable, but are subject to our right of repurchase (at the original exercise price). The shares underlying these options vest (or our right of repurchase lapses) in equal installments at the end of each quarter during the subsequent 12 month period as measured from the grant date.

    Directors who are re-elected to our board are automatically granted an option to purchase 35,000 shares of our common stock, provided that the director has served on our board for a period of at least six months. These options are immediately exercisable, but are subject to our right of repurchase (at the original exercise price). The shares underlying these options vest (or our right of repurchase lapses) in equal installments at the end of each quarter during the subsequent 12 month period as measured from the grant date.

    Generally, upon a change in our ownership or control or a merger or sale of all or substantially all of our assets, the options granted to directors, who are then serving on the board, will accelerate and become immediately exercisable. Any right of repurchase held by us will also generally lapse. In the event of a hostile take-over, our directors then serving on the board will receive a cash distribution for outstanding options, based upon the difference between the per share exercise price and the per share consideration paid in the transaction which constituted a hostile take-over.

AMENDMENT AND TERMINATION OF THE PLAN

    Unless otherwise required by applicable laws, rules or regulations, our board of directors may amend, alter, suspend or terminate the 2003 Plan, or any part thereof, at any time and for any reason. Generally, no such action by our board of directors or shareholders may alter or impair any Award previously granted under the 2003 Plan without the written consent of the awardee. The 2003 Plan will terminate ten years from the date of approval by our board, but it may also be terminated by our board at any time prior to such termination date.

FEDERAL INCOME TAX CONSEQUENCES OF OPTIONS AND STOCK AWARDS UNDER THE 2003 PLAN

    THE FOLLOWING IS A GENERAL SUMMARY OF THE TYPICAL FEDERAL INCOME TAX CONSEQUENCES OF THE ISSUANCE AND EXERCISE OF OPTIONS, SARS OR AWARDS OF RESTRICTED STOCK UNDER THE 2003 PLAN. IT DOES NOT DESCRIBE STATE OR OTHER TAX CONSEQUENCES OF THE ISSUANCE AND EXERCISE OF OPTIONS OR OF GRANT OF RESTRICTED STOCK.

    Options. The grant of an incentive stock option has no federal income tax effect on the optionee. Upon exercise the optionee does not recognize income for 'regular' tax purposes. However, the excess of the fair market value of the stock subject to an option over the exercise price of such option (the 'option spread') is includible in the optionee's 'alternative minimum taxable income' for purposes of the alternative minimum tax. If the optionee does not dispose of the stock acquired upon exercise of an incentive stock option until more than two years after the option grant date and more than one year after exercise of the option, any gain upon sale of the shares will be a long-term capital gain. If shares are sold or otherwise disposed of before both of these periods have expired (a 'disqualifying disposition'), the option spread at the time of exercise of the option (but not more than the amount of the gain on the sale or other disposition) is ordinary income in the year of such sale or other disposition. If gain on a disqualifying disposition exceeds the amount treated as ordinary income, the excess is taxable as capital gain (which will be long-term capital gain if the shares have been held more than one year after the date of exercise of the option). We are not entitled to a federal income tax deduction in connection with incentive stock options, except to the extent that the optionee has taxable ordinary income on a disqualifying disposition.

    The grant of a non-statutory option has no federal income tax effect on the optionee. Upon the exercise of a non-statutory option, the optionee has taxable ordinary income (and we are entitled to a corresponding deduction) equal to the option spread on the date of exercise. Upon the disposition of stock acquired upon exercise of a non-statutory option, the optionee recognizes either long-term or short-term capital gain or loss, depending on how long such stock was held. We may allow non-statutory options to be transferred subject to conditions and restrictions imposed by the Administrator; special tax rules may apply on such a transfer.

    In the case of both incentive stock options and non-statutory options, special federal income tax rules apply if our common stock is used to pay all or part of the option price.

    Stock Appreciation Rights.

    Upon the grant of a stock appreciation right, the recipient will not recognize ordinary income. However, upon the exercise of a stock appreciation right, the recipient will, in general, recognize ordinary income in an amount equal to the amount of cash (or the value of the shares) distributed to the recipient. We would have a deduction equal to the income to the recipient.

    Stock Awards. Upon receipt of a stock award, a recipient generally has taxable income in the amount of the excess of the then fair market value of the common stock over any consideration paid for the common stock (the 'spread'). However, if the common stock is subject to a 'substantial risk of forfeiture' (such as a requirement that the recipient continue in our employ) and the recipient does not make an election under section 83(b) of the Code, the recipient will have taxable income upon the lapse of the risk of forfeiture, rather than at receipt, in an amount equal to the spread on the date of lapse. The taxable income constitutes supplemental wages subject to income and employment tax withholding, and we receive a corresponding income tax deduction. If the recipient makes an election under section 83(b) of the Internal Revenue Code, the stock received by the recipient is valued as of the date of receipt (without taking the restrictions into account) and the recipient has taxable income equal to any excess of that value over the amount he or she paid for the stock. We would again have a deduction equal to the income to the recipient. The consequences upon sale or disposition of the shares awarded or sold generally are the same as for common stock acquired under a non-statutory option (see above).


    Limitation on Deduction of Certain Compensation. A publicly-held corporation may not deduct compensation of over a certain amount that is paid in any year to one of its top five officers unless the compensation constitutes 'qualified performance-based' compensation under the Internal Revenue Code. We generally attempt to ensure that any awards under the 2003 Plan meet these standards, but may not do so in every instance.


RESTRICTIONS ON RESALE OF COMMON STOCK

    Although the 2003 Plan does not place restrictions on resales of shares acquired thereunder, shares acquired under the plan by an 'affiliate' as the term is defined in Rule 405 under the Securities Act of 1933, as amended (the 'Act'), may only be resold pursuant to the registration requirements of the Act, Rule 144, or another applicable exemption therefrom. Generally, sales of securities, including shares, are subject to the antifraud provisions contained in federal and state securities laws. Acquisitions (including acquisitions under the 2003 Plan) and dispositions of shares by an officer, director or certain affiliates of us within any six-month period may give rise to our right to recapture any profit from such transactions pursuant to Section 16(b) of the Securities Exchange Act of 1934.

    The affirmative vote of holders of at least a majority of all votes cast at the special meeting is required to approve this proposal. An abstention or failure to vote on this proposal is not an affirmative vote and therefore will have the same effect as a negative vote on this proposal at the special meeting. We will not implement the 2003 Plan if the restructuring plan is not consummated.

OUR BOARD OF DIRECTORS RECOMMENDS THAT OUR SHAREHOLDERS VOTE 'FOR' THE ADOPTION
        OF THE SORRENTO NETWORKS CORPORATION 2003 EQUITY INCENTIVE PLAN.


    PROPOSAL 5 -- APPROVAL OF AMENDMENT TO OUR CERTIFICATE OF INCORPORATION
        TO INCREASE OUR AUTHORIZED SHARES OF COMMON STOCK TO 150 MILLION



    On February 26, 2003, our board of directors adopted a resolution to amend our certificate of incorporation to increase the number of shares of common stock that we have authority to issue to 150 million. Under New Jersey law, our shareholders must approve the proposed amendment to

Article 4 of our certificate of incorporation. The proposed amendment to our certificate of incorporation would permit the issuance of additional shares up to the new 150 million maximum authorization without further action or authorization by shareholders (except as may be required in a specific case by law or the Nasdaq Stock Market rules). Our board believes it is prudent for us to have this flexibility.



    The holders of our common stock are not entitled to preemptive rights or cumulative voting. Accordingly, the issuance of additional shares of common stock might dilute, under certain circumstances, the ownership and voting rights of shareholders. The availability for issuance of additional shares of common stock could discourage, or make more difficult, efforts to obtain control of our company. For example, the issuance of shares of common stock in a public or private sale, merger, or similar transaction would increase the number of outstanding shares, thereby possibly diluting the interest of a party attempting to obtain control of our company. Other than the restructuring transaction, we are not aware of any pending or threatened efforts to acquire control of our company.



    If approved then the number of shares of common stock we are authorized to issue will increase to 150 million. The additional 120 million shares would be a part of the existing class of common stock and, if and when issued, would have the same rights and privileges as the shares of common stock currently issued and outstanding. At April 10, 2003, there were approximately 886,050 shares of our common stock outstanding. Approximately 13.2 million of the additional shares authorized will be issued upon consummation of the restructuring transaction, upon conversion of the New Debentures and exercise of the New Warrants. Approximately 4.6 million will be reserved for payment of interest on the New Debentures and to prevent dilution in the event we issue common stock at a price less than the conversion price of the New Debentures.



    Our board of directors believes it is desirable to increase the number of shares of common stock we are authorized to issue to accomplish the proposed restructuring transaction, to reserve an amount of shares sufficient to satisfy the requirements set forth in the Exchange Agreement and related agreements, and to provide us with adequate flexibility in the future.



    Following the restructuring transaction, our board of directors believes the availability of additional shares will provide us with the flexibility to issue common stock for a variety of purposes without further action by shareholders, unless required by law, regulation or the rules of the Nasdaq Stock Market. These purposes could include, among other things, the sale of stock to obtain additional funding, the purchase of property, the acquisition of or merger with or into other companies, the use of additional shares for various equity compensation and other employee benefit plans, the declaration of stock splits or distributions, and other bona fide corporate purposes. The issuance of additional shares of common stock would have a dilutive effect on a shareholder's voting power.



    If our shareholders vote to approve Proposal 1, an amendment to our certificate of incorporation to increase the number of authorized shares of our common stock to 30 million, we estimate that we will have approximately 11 million shares available for issuance after the consummation of the restructuring transaction, including conversion of the New Debentures and exercise of the New Warrants, reservation of shares for payment of interest on the New Debentures and to prevent dilution in the event we issue common stock at a price less than the conversion price of the New Debentures, and issuance of shares under the 2003 Equity Incentive Plan. Because of the extremely high level of volatility in shares of the optical networking sector of stock markets recently, we may, however, need to reserve several million additional authorized shares to prevent dilution. We do not believe that approximately 11 million authorized shares (or less, depending on the volatility of our shares), will be enough to provide the equity financing and other flexibility we will need to be viable and successful. Accordingly, we are asking our shareholders to approve an increase in our authorized shares to 150 million.



    The text of our proposed amendment to the certificate of incorporation to increase our authorized shares of common stock to 150 million to enable us to implement the restructuring transaction is attached to this proxy statement as Appendix G. The statements made in this proxy statement with respect to our proposed amendment to our certificate of incorporation should be read in conjunction with, and are qualified in their entirety by reference to Appendix G.



    The affirmative vote of holders of at least a majority of all votes cast at the special meeting is required to approve this proposal. An abstention or failure to vote on this proposal is not an affirmative vote and therefore will have the same effect as a negative vote on this proposal at the special meeting.



    If both Proposal 1 and Proposal 5 are approved by our shareholders, we will implement this Proposal 5.


    OUR BOARD OF DIRECTORS RECOMMENDS THAT OUR SHAREHOLDERS VOTE 'FOR' THE AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE OUR AUTHORIZED COMMON STOCK TO 150 MILLION.

                              REGULATORY APPROVALS

    The transaction is not subject to any federal or state regulatory requirements or approvals.

         INTERESTS OF CERTAIN PERSONS IN THE RESTRUCTURING TRANSACTION


    Mr. Donne Fisher has been a member of our board of directors since November 2001, is chairman of our audit committee, and is currently the president of Fisher Capital Partners, a private venture capital and investment company he founded in 1991. Fisher Capital Partners holds 183,486 shares of SNI's
Series A. Mr. Fisher is a director of Liberty Media Corporation which owns an approximate 72% economic interest, representing an approximate 94% voting interest in UnitedGlobalCom, Inc. ('UGC'). Belmarken Holding, B.V., an indirect subsidiary of UGC, holds 3,027,523 shares of the Series A. Liberty Media also holds convertible debt of United Pan-Europe Communications, N.V., a subsidiary of UGC, which it has agreed to exchange for additional shares in UGC. Mr. Fisher abstained from the vote of our board of directors on the restructuring transaction.



    Mr. Gary Parsons has been a member of our board of directors since October 2000. Mr. Parsons is a member of our audit committee. Since 1996, Mr. Parsons has held the position of Chairman of the Board for Motient Corporation, a wireless data firm, and XM Satellite Radio Holdings, Inc., and in October 2001 was named Chairman and Chief Executive Officer of Mobile Satellite Ventures, LLP. Because of a long-standing personal and professional relationship with a Series A investor, Mr. Parsons abstained from the vote of our board of directors on the restructuring transaction.



    Neither the execution of the Exchange Agreement nor the consummation of its terms will cause any payments to be made by us to any of our executive officers or directors pursuant to any change-in-control, severance, deferred compensation or employment agreements currently in effect.


                        APPRAISAL OR DISSENTERS' RIGHTS

    Under New Jersey corporate law, our shareholders are not entitled to appraisal or dissenters' rights in connection with the restructuring transaction.

                      ACCOUNTING TREATMENT OF THE EXCHANGE

EXCHANGE OF THE OUTSTANDING DEBENTURES FOR COMMON STOCK AND EXCHANGE DEBENTURES.

    The exchange of the Outstanding Debentures for our common stock and Exchange Debentures will be accounted for as a troubled debt restructuring pursuant to Statement of Financial Accounting Standard No. 15, Accounting by Debtors and Creditors for Troubled Debt Restructurings ('SFAS No. 15'). Assuming the Exchange Debentures are convertible into 17.5% of our outstanding common stock, on a diluted basis, the Outstanding Debentures will be exchanged for approximately 3,514,000 shares of our common stock and $5,312,500 aggregate principal amount of Exchange Debentures, and will be removed from our consolidated balance sheet. The carrying value of the Outstanding Debentures represents the face value of the Outstanding Debentures adjusted for unamortized original issue discounts, unamortized debt issuance costs and the unamortized value of warrants issued in connection with the debt. In accordance with SFAS No. 15, we will record a gain on the exchange of our Outstanding Debentures as the difference between the carrying value of the Outstanding Debentures, including accrued interest, and the fair market value of the common stock issued on the closing date of the restructuring transaction, net of unamortized debt issuance costs and direct costs associated with the exchange of the Outstanding Debentures. In addition, we will record a loss on the exchange as the difference between the fair market value of the common stock issued in exchange for our Outstanding Debentures on the closing date of the restructuring transaction and the fair market value of the common stock which would have been issued under the original conversion ratio, adjusted for unamortized debt issuance costs, accrued interest and direct costs associated with the exchange of our Outstanding Debentures.

EXCHANGE OF SERIES A FOR COMMON STOCK AND EXCHANGE DEBENTURES


    Assuming the Exchange Debentures are convertible into 17.5% of our outstanding common stock, on a diluted basis, the Series A will be exchanged for approximately 4,755,000 shares of our common stock, and $7,187,500 aggregate principal amount of Exchange Debentures, and will be removed from our consolidated balance sheet. We will record a deemed dividend on the Series A as the difference between the fair market value of the common stock and Exchange Debentures issued in exchange for the Series A on the closing date of the restructuring transaction and the fair market value of the common stock which would have been issued under the original conversion ratio, net of direct costs associated with the exchange of the Series A.


ISSUANCE TO OUR SHAREHOLDERS OF WARRANTS EXERCISABLE INTO SHARES OF OUR COMMON STOCK.

    In addition to the Exchange Debentures and common stock that will be issued in exchange for the Outstanding Debentures and Series A, on the closing of the restructuring transaction, we will issue warrants exercisable into approximately 591,000 shares of our common stock, representing 5% of our outstanding common stock on a diluted basis, to each of our shareholders of record as of a date to be determined, but which will be within 10 business days of the closing of the restructuring transaction.

                    UNAUDITED PRO FORMA FINANCIAL STATEMENTS


    The pro forma unaudited consolidated balance sheet reflects the effect of the anticipated exchange of SNI's Series A and our Outstanding Debentures as of January 31, 2003, into shares of our common stock and the New Debentures.



    The January 31, 2003 consolidated balance sheet prior to restructuring shows that $48.8 million of Series A classified as a current liability at SNI and $18.1 million of $32.2 million in our Outstanding Debentures classified as a long term liability would result in a reduction in total liabilities of $53.8 million after restructuring. In addition, shareholders' equity would increase by the same amount from a negative $34.5 million to a positive $19.3 million after the consummation of the restructuring transaction and restructuring of our balance sheet. Our debt obligations associated with the Series A, which has been `put' back to us, of $48.8 million and Outstanding Debentures in the principal amount of $32.2 million would be reduced to $12.5 million after the exchange. We would also have outstanding an aggregate principal amount of $600,000 of Fee Amount Debentures. The maturity date of the New Debentures would be August 2, 2007.



    The consolidated statement of operations for the years ended January 31, 2003 and January 31, 2002 show a decrease in interest expense of $6.9 million and $1.0 million respectively. This reduction in interest expense results from the amortization of the warrants, beneficial conversion feature and debt issuance costs on the Outstanding Debentures. The net gain on the restructuring transaction is $1.8 million for the year ended January 31, 2003 and a net loss of $14.2 million for the year ended January 31, 2002. This loss is attributable to the expense associated with the issuance of the New Warrants and new shares of common stock partially offset by the gain associated with the elimination of the Series A and Outstanding Debentures.


    The unaudited pro forma financial data and the notes thereto should be read in conjunction with our historical financial statements. The unaudited pro forma financial data is based upon certain assumptions and estimates of management that are subject to change. The unaudited pro forma financial data is presented for illustrative purposes only and is not necessarily indicative of any future results of operations or the results that might have occurred if the restructuring transaction had actually occurred on the indicated date.

                    CONSOLIDATED BALANCE SHEETS (UNAUDITED)
                                 (IN THOUSANDS)




                                                                 HISTORICAL       PRO FORMA       PRO FORMA
                                                              JANUARY 31, 2003   ADJUSTMENTS   JANUARY 31, 2003
                                                              ----------------   -----------   ----------------
                           ASSETS
Current Assets
    Cash and securities.....................................     $  11,706        $               $  11,706
    Accounts receivable, net................................         5,576                            5,576
    Inventory, net..........................................        13,934                           13,934
    Other current assets....................................           741                              741
                                                                 ---------        ---------       ---------
        Total current assets................................        31,957                           31,957
                                                                 ---------        ---------       ---------
Property and Equipment, Net.................................        17,103                           17,103
Other Assets................................................         6,745                            6,745
                                                                 ---------        ---------       ---------
Total Assets................................................        55,805                           55,805
                                                                 ---------        ---------       ---------
                                                                 ---------        ---------       ---------

            LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
    Current maturities of long term debt....................           222                              222
    Accounts payable, accruals and other....................        19,395                           19,395
    Preferred Stock.........................................        48,800          (48,800)A            (0)
                                                                 ---------        ---------       ---------
        Total Current Liabilities...........................        68,417          (48,800)         19,617
                                                                 ---------        ---------       ---------
Debentures payable, net of unamortized costs and                    18,121          (32,200)B
  discounts.................................................                         10,961 B        13,100
                                                                                      3,117 B
                                                                                     13,100 C
Other long Term liabilities.................................         3,743                            3,743
                                                                 ---------        ---------       ---------
        Total Liabilities...................................     $  90,281        $ (53,822)      $  36,459
                                                                 ---------        ---------       ---------
                                                                 ---------        ---------       ---------
Stockholders' Equity
    Preferred Stock $.01 par value; liquidation preference
      $1,353................................................             1                                1
    Common stock............................................         5,318           49,616 D        54,934
    Additional paid in capital..............................       144,887            3,362 E       137,287
                                                                                    (10,961)B
    Accumulated deficit.....................................      (187,536)          (3,362)E      (175,730)
                                                                                      3,117 B
                                                                                     18,284 B
    Other...................................................         2,854                            2,854
                                                                 ---------        ---------       ---------
        Total Stockholders' Equity..........................       (34,476)          53,822          19,346
                                                                 ---------        ---------       ---------
Total Liabilities and Stockholders' Equity..................     $  55,805        $               $  55,805
                                                                 ---------        ---------       ---------
                                                                 ---------        ---------       ---------

               CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                                 (IN THOUSANDS)



                                                                 HISTORICAL                       PRO FORMA
                                                                 YEAR ENDED       PRO FORMA       YEAR ENDED
                                                              JANUARY 31, 2003   ADJUSTMENTS   JANUARY 31, 2003
                                                              ----------------   -----------   ----------------
Net Sales...................................................     $  25,137        $               $  25,137
Cost of Sales...............................................        21,818                           21,818
                                                                 ---------        ---------       ---------
        Gross Profit........................................         3,320                            3,320
                                                                 ---------        ---------       ---------
Operating Expenses
    Selling and marketing...................................        12,021                           12,021
    Engineering, research and development...................         8,990                            8,990
    General and administrative..............................        13,638                           13,638
                                                                 ---------        ---------       ---------
        Total Operating Expenses............................        34,649                           34,649
                                                                 ---------        ---------       ---------
Loss from Operations........................................       (31,329)                         (31,329)
Other Income (Charges)
    Interest expense........................................        (9,619)           9,252F           (367)
    Other...................................................        14,738                           14,738
                                                                 ---------        ---------       ---------
        Total other Income (Charges)........................         5,119            9,252          14,371
                                                                 ---------        ---------       ---------
Loss Before Income Taxes....................................       (26,210)           9,252         (16,958)
Provision for Income taxes..................................
Net Income (Loss)...........................................       (26,210)           9,252         (16,958)
Loss per share -- basic.....................................        (33.29)                G         (21.55)
Loss per share -- diluted...................................     $  (33.29)       $               $  (21.55)
                                                                 ---------        ---------       ---------
                                                                 ---------        ---------       ---------






PROFORMA BALANCE SHEET RECONCILING FOOTNOTES:



 (A) To record the retirement of the Series A shares.



 (B) To record reacquisition of the Outstanding Debentures, including the reacquisition of the beneficial conversion option associated with the convertible debt. An entry of $10.9 million is recorded to additional paid in capital to reflect the estimated value of the beneficial conversion option at the date of extinguishment. An additional $3.1 million representing the unamortized balance of the previously issued debt costs and incremental value of the beneficial conversion feature not reacquired will be recorded as part of the gain on extinguishment.



 (C) To record the issuance of the Exchange Debentures and the Fee Amount Debentures, Exchange Debentures are in the amount of $12.5 million and the Fee Amount Debentures are in the amount of $600 thousand.



 (D) To record the value of the new shares of common stock issued to holders of the Outstanding Debentures and Series A. Amount is estimated at 8,268,322 shares at a per share price of $6.00.



 (E) To record the issuance of the New Warrants to existing shareholders. The value of the New Warrants was determined using the Black Scholes option pricing model based on the following inputs: Option price of $6.60, estimated life of 4.5 years, volatility of 183%, no dividends and a risk free rate of return of 3%.



PRO FORMA STATEMENTS OF OPERATIONS RECONCILING FOOTNOTES:



 (F) Entry to record adjustment to interest expense. Amount is calculated as follows:



                                                          HISTORICAL                       PRO FORMA
                                                          YEAR ENDED       PRO FORMA       YEAR ENDED
                                                       JANUARY 31, 2003   ADJUSTMENTS   JANUARY 31, 2003
                                                       ----------------   -----------   ----------------
Debt and capital lease obligations...................     $     367                        $     367
Outstanding debentures...............................         9,252        $  (9,252)              0
                                                          ---------        ---------       ---------
                                                              9,619           (9,252)            367
                                                          ---------        ---------       ---------
                                                          ---------        ---------       ---------

(G) Pro Forma loss per share is determined as follows:



                                                                 YEAR ENDED         YEAR ENDED
                                                              JANUARY 31, 2003   JANUARY 31, 2002
                                                              ----------------   ----------------
Pro forma net loss..........................................      $(19,306)          $(42,143)
Pro forma weighted average shares outstanding...............           787                698



    For financial statement presentation, the proforma numbers on the Balance Sheet assume the restructuring transaction occurred on the last day of the year ended January 31, 2003 or the last day of the year ended January 31, 2002 respectively. The Statement of Operations assumes the restructuring transaction occurred on the first day of the year ended January 31, 2003 and January 31, 2002 respectively.



    Excluded from the foregoing condensed consolidated pro forma statement of operations is the anticipated gain on debt extinguishment of $15.2 million and the expense related to the issuance of the New Warrants in the amount of $3.4 million.

                    MATERIAL FEDERAL INCOME TAX CONSEQUENCES


    The restructuring transaction may have significant tax consequences to our company and to our shareholders.



    As to the company, we believe the restructuring transaction may result in income from the cancellation of debt to the extent we are not insolvent immediately prior to such restructuring transaction. In addition, absent a private letter ruling from the Internal Revenue Service, there can be no assurance that our reincorporation in Delaware can be accomplished on a tax-free basis under Section 368 of the Internal Revenue Code. Also, there is the potential for income to us upon the merger and liquidation of our subsidiaries, as well as the potential for income from and certain adjustments under the federal (and certain states) alternative minimum tax system that could result in the imposition of an alternative minimum tax. Finally, we likely will undergo an ownership change as defined in Section 382 of the Code. The application of this provision likely would result in a severe restriction on our ability to use our new operating loss carryforwards for federal and state. Thus, we may emerge from the restructuring and reorganization transactions with minimal, if any, usable net operating loss carryforwards.



    As to the shareholders, the effect of the restructuring transaction depends upon the particular facts and circumstances of each shareholder (current common shareholders, current preferred shareholders, potential shareholders through the conversion of the debentures, and potential shareholders under the 2003 Equity Incentive Plan). Our current common shareholders should not recognize any gain or loss as a result of the merger. For federal income tax purposes, our current common shareholders should retain the same tax basis in their shares of the new Delaware corporation as they may have in shares of our stock held by them immediately prior to the effective time of the merger, and their holding period for the shares of the new Delaware corporation should include the period during which they held our current shares. Each shareholder, or potential shareholder should consult with his or her own tax advisors as to the federal and state tax consequences of the restructuring transaction.


                         PAST CONTRACTS OR TRANSACTIONS


    We are not an affiliate of the holders of the Outstanding Debentures or of the holders of the Series A or any of their affiliates. Other than the Debenture Agreements and the Series A Agreements, and the Exchange Agreement, and as disclosed in this proxy statement (see 'Interests of Certain Persons in the Restructuring Transaction' on page 47), neither we nor our executive officers, directors, controlling persons or subsidiaries have any past contracts, transactions or negotiations with the holders of the Outstanding Debentures or the Series A, or their executive officers, directors, controlling persons or subsidiaries.

                          DESCRIPTION OF CAPITAL STOCK

GENERAL


    We are authorized to issue 7.5 million shares of common stock, par value $6.00 per share and 2,000,000 shares of preferred stock, $0.01 par value per share. As of April 10, 2003, there were 886,050 shares of common stock issued and outstanding, and 1,353 shares of our Series D Preferred Stock issued and outstanding.


COMMON STOCK


    Each share of common stock has one vote on all matters presented to the shareholders. Because the common stock does not have cumulative voting rights, the holders of more than 50% of the shares may, if they choose to do so, elect all of the directors, and, in that event, the holders of the remaining shares will not be able to elect any of our directors. The holders of common stock are entitled to receive dividends when, as and if declared by the board of directors out of funds legally available therefor. In the event of our liquidation, dissolution or winding up, the holders of common stock are entitled to share ratably in all assets remaining available for distribution to them after payment of liabilities and after provision for claims against us. Holders of shares of common stock, as such, have no conversion, preemptive or other subscription rights, and there are no redemption provisions applicable to the common stock. All of the outstanding shares of common stock are fully paid and nonassessable.


TRANSFER AGENT

    The registrar and transfer agent for our common stock is American Stock Transfer & Trust Co., 6201 15th Avenue, 3rd Floor, Brooklyn, New York 11219.

                        BENEFICIAL OWNERS AND MANAGEMENT


    The following table sets forth certain information as of January 31, 2003, as of the closing date of the restructuring transaction, and on a diluted basis, regarding the ownership of our common stock by (i) each of our directors; (ii) each of our present executive officers; (iii) each person known to us to beneficially own 5% or more of our common stock; and (iv) all our directors and executive officers as a group. Except as indicated, all persons named as beneficial owners of common stock have sole voting and investment power with respect to the shares indicated as beneficially owned by them. All persons named have an address at c/o Sorrento Networks Corporation, 9990 Mesa Rim Road, San Diego, California 92121, unless otherwise indicated. All numbers give effect to our 1-for-20 reverse stock split, which took effect on October 28, 2002.

                                          COMMON STOCK           COMMON STOCK OWNED
                                          BENEFICIALLY          AS OF CLOSING DATE OF     COMMON STOCK OWNED ON A
                                      OWNED AS OF 01/31/03         TRANSACTION***         FULLY DILUTED BASIS****
                                     -----------------------   -----------------------   --------------------------
                                     NUMBER OF      % OF       NUMBER OF      % OF       NUMBER OF        % OF
    NAME OF BENEFICIAL OWNER(A)       SHARES     OUTSTANDING    SHARES     OUTSTANDING    SHARES     OUTSTANDING(J)
    ---------------------------       ------     -----------    ------     -----------    ------     --------------
Phillip W. Arneson(B)..............    19,083        2.1%         19,083       *            19,083         *
Donne F. Fisher(C).................     1,750         *            1,750       *             1,750         *
Robert L. Hibbard(D)...............     4,300         *            4,300       *             4,300         *
Gary M. Parsons(E).................     1,834         *            1,834       *             1,834         *
Larry J. Matthews(F)...............     1,750         *            1,750       *             1,750         *
Joe R. Armstrong(G)................    10,138        1.1%         10,138       *            10,138         *
Richard L. Jacobson(H).............    11,788        1.3%         11,788       *            11,788         *
All Directors, Nominees and
  Executive Officers as a Group....    48,892        5.4%         48,892       *            48,892         *
Qila, LLC(I)
  15332 Antioch Street
  Pacific Palisades, CA 90272......    55,370        6.3%         55,370       *            55,370         *
Deutsche Bank......................         0          0         818,587       8.9       1,023,234         8.7
ZLP Master Technology Fund.........         0          0         491,152       5.4         613,940         5.2
Belmarken Holding B-V..............         0          0       1,607,690      17.6       2,009,612        17.0
Telecom -- SNI Investors L.L.C.....         0          0       1,432,300      15.6       1,790,382        15.2
Sorrento Holdings LLC..............         0          0         633,333       6.9         791,610         6.7
Barclays Global Investors, NA(K)...    46,877        5.3%         46,877       *            46,877         *


---------

   * Less than 1%


  ** Based on 886,050 shares outstanding



 ***Based on 9,155,000 shares outstanding (assuming the Exchange Debentures are convertible into 17.5% of our outstanding common stock on a diluted basis)


**** Based on 11,814,000 shares outstanding

 (A) All information with respect to beneficial ownership of the shares is based upon filings made by the respective beneficial owners with the Securities and Exchange Commission, information provided by such beneficial owners to us, or, in the case of beneficial ownership as of the closing date of the restructuring transaction, estimated, based on the issuance of an aggregate of approximately 9,155,000 shares of common stock, New Debentures and New Warrants convertible or exercisable into shares of our common stock at the closing.

 (B) Includes exercisable options held by Mr. Arneson to acquire 16,833 shares of common stock, 2,000 options to acquire common stock that become exercisable in 60 days and 250 shares of common stock purchased in June 2002.

 (C) Includes options to acquire 1,750 shares of common stock. On March 7, 2000, Mr. Fisher was granted options to acquire 100,000 shares of SNI's common stock at $5.45 under its option plan for his services as an advisor to it. Pursuant to an outstanding conversion offer, Mr. Fisher may elect to convert the SNI options into options to acquire our common stock at a ratio of 78 for 1. Mr. Fisher is President of Fisher Capital Partners which holds 183,486 shares of the Series A. Mr. Fisher is a director of Liberty Media Corporation which owns an approximate 74% economic interest representing an approximate 94% voting interest in UnitedGlobalCom, Inc. ('UGC'). Belmarken Holding, B.V., an indirect subsidiary of UGC, holds 3,027,523 shares of the Series A. Liberty Media also holds convertible debt of United Pan-Europe Communications, N.V., a subsidiary of UGC, which it has agreed to exchange for additional shares in UGC.

 (D) Includes exercisable options held by Mr. Hibbard to acquire 4,250 shares of common stock and 50 shares of common stock purchased in July 2002.
                                              (footnotes continued on next page)

(footnotes continued from previous page)

 (E) Includes exercisable options held by Mr. Parsons to acquire 1,834 shares of common stock.


 (F) Mr. Matthews was granted options to acquire 1,750 shares of our common stock upon his election to our board of directors. Under the terms, conditions and vesting schedules as option grants made to other members of our board of directors, the options vest upon completion of one year of service measured from the grant date.


 (G) Includes exercisable options held by Mr. Armstrong to acquire 8,875 shares of common stock, 1,113 options to acquire shares of common stock that become exercisable within 60 days and 150 shares of common stock purchased in June 2002.

 (H) Includes exercisable options held by Mr. Jacobson to acquire 10,760 shares of common stock, 594 options to acquire common stock that become exercisable within 60 days, and 434 shares of common stock held in a 401K plan.


 (I) Represents holdings reported by Qila, LLC and RII Partners, Inc. on September 20, 2002 on Form 13-D, 'General Statement of Beneficial Ownership'. Includes exercisable options to acquire 55,370 shares of common stock held by RT Investments, Inc. Mr. and Mrs. Chadha disclaim ownership in these shares.


 (J) For each beneficial owner, the 'Percentage of Outstanding' equals each owner's actual holdings of shares plus shares represented by vested, unexercised options and warrants held, divided by our total shares outstanding at January 31, 2003 plus the unexercised options and warrants detailed above of the referenced holder only. In other words, individual percentages of the listed holders will not add to the group total because the calculations are made separately for each holder.




 (K) Represents holdings reported by Barclays Global Investors, NA, Barclays Global Fund Advisors, Barclays Global Investors, Ltd., Barclays Trust and Banking Company (Japan) Ltd, Barclays Life Assurance Company Limited, Barclays Bank PLC, Barclays Capital Securities Limited, Barclays Capital Investments, Barclays Private Bank and Trust (Isle of Man) Limited, Barclays Private Bank and Trust (Jersey) Limited, Barclays Bank Trust Company Limited, Barclays Private Bank and Trust Limited (Sussie) on February 10, 2003 on Form 13G.

                       OFFICER AND DIRECTOR OPTION GRANTS

PRE AND POST OCTOBER 28, 2002 1-FOR-20 STOCK SPLIT

    The following table sets forth certain information as of January 31, 2003, regarding the ownership of our common stock by each of our directors and our present executive officers, and all our directors and executive officers as a group. The table sets forth the number of shares for which option grants have been made to our directors and executive officers, on a pre-1-for-20 reverse stock split and post-1-for-20 reverse stock split basis. Our 1-for-20 reverse stock split took effect on October 28, 2002.

                                                    PRIOR TO 1-FOR-20               POST 1-FOR-20
                                                      REVERSE SPLIT                 REVERSE SPLIT
                                                 ------------------------      ------------------------
                                                 NUMBER OF      NUMBER OF      NUMBER OF      NUMBER OF
                                                  OPTIONS        VESTED         OPTIONS        VESTED
           NAME OF BENEFICIAL OWNER               GRANTED        OPTIONS        GRANTED        OPTIONS
           ------------------------               -------        -------        -------        -------
Phillip W. Arneson.............................    611,667       336,660        30,583         16,833
Donne F. Fisher................................     60,000        35,000         3,000          1,750
Robert L. Hibbard..............................    110,000        85,000         5,500          4,250
Gary M. Parsons................................     61,667        36,680         3,083          1,834
Larry J. Matthews..............................     35,000         --            1,750          --
Joe R. Armstrong...............................    360,000       177,500        18,000          8,875
Richard L. Jacobson............................    334,000       215,203        16,700         10,760
All Directors and Executive Officers as a
  Group........................................  1,572,334       886,043        78,616         44,302

                             SHAREHOLDER PROPOSALS


    Pursuant to Rule 14a-8 under the Exchange Act, shareholders may present proper proposals for inclusion in our proxy statement and for consideration at the next annual meeting by submitting their proposals to us in a timely manner. Any of our shareholders who wishes to present a proposal for the inclusion in the proxy statement for action at our next annual meeting of shareholders must comply with our by-laws and the rules and regulations of the Securities and Exchange Commission then in effect. To be considered for inclusion in next year's proxy statement, such a proposal must have been mailed to us at our principal executive offices, and must have been received by us on or before March 31, 2003.


              PRESENCE OF INDEPENDENT AUDITORS AT SPECIAL MEETING

    A member of BDO Seidman, LLP will not be present at the special meeting.

                           INCORPORATION BY REFERENCE

    The Securities and Exchange Commission allows us to 'incorporate by reference' in this Proxy Statement other information we file with it, which means that we can disclose important information to you by referring to those documents. This Proxy Statement incorporates important business and financial information about us that is not included in or delivered with this Proxy Statement. The information we file later with the Securities and Exchange Commission will automatically update and supersede this Proxy Statement. We incorporate by reference the documents listed below and any future filings made with the Securities and Exchange Commission under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act until the date of the special meeting.


    1. Our Annual Report on Form 10-K for the fiscal year ended January 31,
       2003.




2. Our Current Report on Form 8-K dated March 12, 2003.

    We have filed each of these documents with the Securities and Exchange Commission. You may read and copy any reports, statements, or other information that we file at the Securities and Exchange Commission's public reference rooms in Washington, D.C., New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. Our public filings are also available to the public from commercial document retrieval services and at the Internet World Wide Web site maintained by the SEC at http://www.sec.gov. You may also request a copy of these filings, at no cost, by writing or calling us at the following address or telephone number:

                        Mary Lay, Vice President Finance
                         Sorrento Networks Corporation
                               9990 Mesa Rim Road
                          San Diego, California 92121
                                 (858) 558-3960

    You should rely only on the information incorporate by reference or provided in this Proxy Statement. We have not authorized anyone else to provide you with different information.


                                 OTHER MATTERS


    Our board of directors knows of no other matters to be presented for shareholder action at the special meeting. However, if other matters do properly come before the special meeting or any adjournments or postponements thereof, the board of directors intends that the persons named in the proxy card will vote upon such matters in accordance with their best judgment.

                                           By Order of the Board of Directors


                                          PHILLIP W. ARNESON

                                          PHILLIP W. ARNESON
                                          Chairman and Chief Executive Officer

San Diego, California
April 15, 2003


                                   IMPORTANT

    TO ASSURE YOUR REPRESENTATION AND A QUORUM FOR THE TRANSACTION OF BUSINESS AT THE SPECIAL MEETING, WE URGE YOU TO PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY.

                                                                      APPENDIX A

                               EXCHANGE AGREEMENT


    This EXCHANGE AGREEMENT (the 'Agreement') is entered into as of the    day
of March, 2003, by and among Sorrento Networks Corporation, a New Jersey corporation (the 'Company'), Sorrento Networks, Inc., a Delaware corporation ('SNI'), each holder of the Company's outstanding Old Debentures and Old Debenture Warrants (as those terms are defined below) (the 'Debentureholders') and each holder of SNI's outstanding Series A Preferred (as defined below) (the 'Series A Preferred Holders'), with reference to the following facts and circumstances (capitalized terms used but not otherwise defined herein shall have the meanings set forth in Section 1 below):


        A. The Company and SNI desire to exchange the outstanding Old Debentures, the Old Debenture Warrants and the Series A Preferred for shares of Common Stock and New Debentures, and the Debentureholders and Series A Preferred Holders desire to participate in such exchange.

        B. The Company, SNI, the Debentureholders and the Series A Preferred Holders have executed the Letter of Intent. This Agreement is being entered into to implement the provisions of the Letter of Intent.

    NOW, THEREFORE, in consideration of the foregoing and the mutual covenants hereinafter contained, the parties hereto hereby agree as follows:

    1. Definitions. For purposes of this Agreement, the following terms shall have the following meanings:

        'Agreement' means this Exchange Agreement.

        'Approvals' is defined in Section 6.1(a).

        'Board' means the Board of Directors of the Company.

        'Business Days' means any day that is not a Saturday, Sunday or day on which banks are authorized or required by law to close in the State of New York.

        'Closing' and 'Closing Date' are defined in Section 10.

        'Closing Deadline' is defined in Section 10.

        'Collateral' means the collateral securing the New Debentures.

        'Collateral Agent' means the entity serving as collateral agent pursuant to the Collateral Agent Agreement.

        'Collateral Agent Agreement' means that certain Collateral Agent Agreement substantially in the form of Exhibit 'A'.

        'Common Stock' means the Company's common stock.

        'Companies' means the Company, SNI, Meret and SVREH.

        'Company' means Sorrento Networks Corporation, a New Jersey corporation or its successor corporation as a result of the reincorporation which is contemplated by the Merger.

        'Company Permits' is defined in Section 6.7(b).

        'Consent and Waiver' means that certain letter in the form attached hereto as Exhibit 'B', executed by the Debentureholders and the Company, providing for a waiver of certain matters under the Old Debentures on the terms and conditions set forth in such letter.

        'Consent Fee' is defined in Section 6.9.

        'Conversion Price' means the Reference Price; provided however, that the Conversion Price shall be subject to adjustment to ensure that the number of shares issuable upon conversion of the Exchange Debentures as of the Closing Date represents no less than 10.0% nor more than 30% of the 87.5% of the Common Stock on a Diluted Basis referred to in Section 2. The Conversion Price, as adjusted, will then apply to all of the New Debentures.

        'Conversion Shares' means the shares of Common Stock issuable upon conversion of the New Debentures (except where specifically limited herein to shares of Common Stock issuable upon conversion of the Exchange Debentures).

        'Debentureholders' is defined in the introductory paragraph of this Agreement.

        'Deeds of Trust' means those certain Deeds of Trust and Assignment of Rents with respect to the Real Property Collateral substantially in the form of Exhibit 'C', to be recorded on the Closing Date on the Real Property Collateral as to which all necessary consents of prior lienholders are obtained prior to the Closing Date or to be recorded after the Closing Date on the Real Property Collateral in accordance with the provisions of
    Section 8.1(n).

        'Diluted Basis' means the total number of shares of Common Stock issued and outstanding upon consummation of the Closing, after giving effect to
    (i) the Exchange and the issuance of the Exchange Shares at the Closing,
    (ii) the shares of Common Stock issuable upon conversion of the Exchange Debentures and (iii) the shares of Common Stock issuable upon exercise of the Warrants, but without giving effect to (a) the shares of Common Stock issuable upon exercise of the New Options authorized by the New Option Plan,
    (b) the shares of Common Stock issuable upon conversion of the Fee Amount Debentures, (c) the shares of Common Stock issuable upon exercise of the Existing Options and (d) the shares of Common Stock issuable upon conversion of the Company's Series D Preferred Stock.

        'Disclosure Schedule' is defined in Section 6.

        'Exchange' means the exchange by the Exchanging Holders of all of their Old Debentures and Series A Preferred for New Debentures and Common Stock in accordance with this Agreement.

        'Exchange Act' means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

        'Exchange Debentures' means $12,5000,000 aggregate principal amount of the New Debentures issuable in connection with the Exchange.

        'Exchange Shares' means the shares of Common Stock issuable at the Closing.

        'Exchanging Holders' means the Series A Preferred Holders and the Debentureholders.

        'Existing Deeds of Trust' means (i) that certain Multifamily Deed of Trust, Assignment of Rents and Security Agreement dated as of April 24, 1996 in favor of Southern Pacific Thrift & Loan as beneficiary and encumbering Meret's fee interest in the real estate located at 9990 Mesa Rim Road, San Diego, CA 92121 and (ii) that certain Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated as of December 8, 1997 currently in favor of LaSalle National Bank as beneficiary and encumbering SVREH's fee interest in the real estate located at 9940 Mesa Rim Road, San Diego, CA 92121.

        'Existing Options' means the outstanding options to acquire equity in the Company that are listed on Schedule 6.3, which are exercisable by the persons and at the prices set forth in Schedule 6.3.

        'Existing Shareholders' means the holders of the Company's Common Stock on the Warrant Record Date.

        'Fee Amount' is defined in Section 3.

        'Fee Amount Debentures' means up to $950,000 in aggregate principal amount of New Debentures to be delivered to the Funding Series A Holders in accordance with Section 3.

        'Funding Series A Holders' is defined in Section 3.

        'Governmental Entity' is defined in Section 6.6(b).

        'Letter of Intent' means that certain Letter of Intent for Proposed Exchange of Senior Convertible Debentures and Series A Preferred Stock dated as of December 10, 2002 executed by the Company, SNI, the Series A Preferred Holders and the Debentureholders, a copy of which is attached hereto as Exhibit 'D'.

        'Material Adverse Change' means the occurrence of one or more of the following: (i) an event or development which has occurred and which has had or is reasonably likely to have a material adverse effect on the business, financial condition or other condition of the Companies taken as a whole (or SNI individually); or (ii) with respect to any of the Companies, bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings, or relief under any bankruptcy law or any law for the relief of debt, has been instituted by or against any of the Companies.

        'Material Adverse Effect' means an event or development which has occurred and which has had or is reasonably likely to have a material adverse effect on the business, financial condition or other condition of one or more of the Companies.

        'Meret' means Meret Communications, Inc., a California corporation.

        'Merger' means the reincorporation of the Company in the State of Delaware on the Business Day immediately preceding the Closing Date.

        'NASDAQ' means the Nasdaq Stock Market, Inc.'s National Market.

        'New Debentures' means the 7.5% secured convertible debentures of the Company in the aggregate principal amount of up to $13,450,000 substantially in the form attached hereto as Exhibit 'E'.

        'New Option Plan' means an employee incentive plan pursuant to which the Company may issue stock options representing up to fifteen percent (15%) of the Common Stock on a Diluted Basis (for this purpose, Diluted Basis shall include the shares of Common Stock issuable upon the conversion of the Fee Amount Debentures) (the 'New Options'), which shall be available for issuance only to persons (including officers, directors and consultants) employed by or rendering services to the Company or any subsidiary thereof on the date of grant of the New Options.

        'New Underwriting' means one or more underwritten public offerings for the issuance of additional shares of Common Stock for cash that complies with the NASDAQ rules.

        'Old Debentures' means the Company's 9.75% Senior Convertible Debentures Due August 2, 2004 in an aggregate principal amount of $32,200,000 and the warrants issued in connection with such debentures (the 'Old Debenture Warrants').

        'Other Filings' is defined in Section 8.1(a).

        'Pledge Agreement' means that certain Pledge Agreement with respect to certain Collateral substantially in the form of Exhibit 'F', to be effected on the Closing Date.

        'Post-Closing Mergers' means the mergers following the Closing as provided in Section 8.1(n) of Meret, SNI and SVREH into the Company.

        'Pro Rata Share' means (a) with respect to the Exchange Shares and the Exchange Debentures to be issued to the Series A Preferred Holders with respect to their Series A Preferred, 57.5%, and (b) with respect to such securities to be issued to the Debentureholders with respect to their Old Debentures and Old Debenture Warrants, 42.5%.

        'Proxy Statement' is defined in Section 8.1(a).

        'Real Property Collateral' means (i) Meret's fee interest in the real estate located at 9990 Mesa Rim Road, San Diego, CA 92121 and (ii) SVREH's fee interest in the real estate located at 9940 Mesa Rim Road, San Diego, CA 92121.

        'Reference Price' means an amount per share equal to the volume-weighted average closing market price for the Common Stock for the ten (10) trading days ending on the third trading day prior to the Closing Date.

        'Registration Rights Agreement' is defined in Section 8.1(k).

        'Registration Statement' is defined in Section 8.1(a).

        'SEC' is defined in Section 8.1(a).

        'Secured Guaranties' means those certain Secured Guaranties in the form of Exhibit 'G', to be executed by each of Meret and SNI and secured by the respective assets of Meret (other than the Real Property Collateral owned by Meret, unless the consent of the beneficiary of the applicable Existing Deed of Trust is obtained prior to the Closing) and SNI.

        'Securities Act' means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

        'Security Agreement' means that certain Security Agreement substantially in the form of Exhibit 'H', to be executed on the Closing Date.

        'Series A Litigation' means all claims and counterclaims that have been or could be asserted in Delaware Chancery Court Cases 19038 or 18915.

        'Series A Preferred' means the Series A Convertible Preferred Stock of SNI, and 'Series A Preferred Holders' means the holders of Series A Preferred.

        'Shareholders' Meeting' is defined in Section 6.8.

        'SNI' means Sorrento Networks, Inc., a Delaware corporation.

        'SVREH' means Sorrento Valley Real Estate Holdings, LLC, a California limited liability corporation.

        '10-Q' means the Form 10-Q Quarterly Report filed with the SEC on December 20, 2002 for the period ended October 31, 2002.

        'Term Sheet' means the Term Sheet/Sorrento Networks Corporation Convertible Debentures and Series A Preferred Stock Exchange attached to the Letter of Intent as Exhibit A.

        'Transaction Documents' means this Agreement and the other documents and instruments to be executed and delivered in connection herewith at or prior to the Closing, including without limitation the Collateral Agent Agreement, the Security Agreement, the Pledge Agreement, the Secured Guaranties, the Registration Rights Agreement and the other documents (other than the Deeds of Trust) listed in the Schedule of Documents attached hereto as Exhibit 'I'.

        'UPC' means United Pan-Europe Communications, N.V.

        'UPC Litigation' means all claims and counterclaims that have been filed in Sorrento Networks, Inc. v. United Pan-Europe Communications, N.V., et al., Cause No. 02 Civ. 7734, in the United States District Court, Southern District of New York.

        'UPC Payments' is defined in Section 3.

        'Warrant Record Date' means a date determined by the Company that is within ten (10) Business Days prior to the Closing Date.

        'Warrants' means the warrants for shares of Common Stock to be issued to the Existing Shareholders pursuant to Section 4 hereof, substantially in the form of Exhibit 'J'.

    2. Exchange. On the Closing Date, subject to the terms and conditions of this Agreement, the Exchanging Holders shall exchange their Old Debentures and Series A Preferred for the Exchange Shares and Exchange Debentures in an amount sufficient such that the Exchange Shares and the Conversion Shares issuable upon conversion of the Exchange Debentures represent 87.5% of the Common Stock on a Diluted Basis. Exchanging Holders of Old Debentures and Series A Preferred will receive their respective Pro Rata Share of the Exchange Shares and the Exchange Debentures, with the amounts to be received by each Exchanging Holder to be based upon such holder's respective ownership percentage of Old Debentures and Series A Preferred. Schedule 2 hereto sets forth, with respect to each of the Old Debentureholders and the Series A Preferred

Holders, using the assumptions set forth therein, (a) the number of shares of Series A Preferred and/or principal amount of Old Debentures currently held by such Exchanging Holder (based on the representations of the Exchanging Holders set forth in Section 7.3) and (b) (i) the principal amount of the Exchange Debentures to be received by each Exchanging Holder as of the Closing Date and
(ii) the Exchange Shares to be received by each Exchanging Holder and the percentage ownership of each Exchanging Holder in the Exchange Shares as of the Closing Date. The number of Exchange Shares and (assuming conversion of the Exchange Debentures) Conversion Shares issuable upon conversion of the Exchange Debentures that each Exchanging Holder will receive will be calculated promptly following determination of the Conversion Price and will be set forth in an exhibit to this Agreement substantially in the form of Exhibit 'K' hereto.

    3. Fee Amount Debentures. In addition to the Exchange Debentures to be issued in accordance with Section 2, the Series A Preferred Holders listed on
Schedule 3 hereto who incurred legal fees and expenses in connection with the Series A Litigation (the 'Funding Series A Holders') prior to November 11, 2002 will receive at the Closing Fee Amount Debentures to reimburse them for such legal fees and expenses up to the 'Fee Amount' (as hereinafter defined), in accordance with the percentages set forth in Schedule 3. For purposes hereof, the 'Fee Amount' means $950,000 less, on a dollar for dollar basis, the amount paid to the Funding Series A Holders by SNI as a result of any cash payments made by UPC to SNI (the 'UPC Payments') after December 10, 2002 and prior to the Closing Date with respect to invoices at issue in the UPC Litigation. The Company agrees to pay the Funding Series A Holders their percentage of any UPC Payments on the earlier of (i) the date that is two Business Days after the funds represented by the UPC Payments have cleared and are available to the Company or (ii) the Closing Date.

    4. Warrants for Existing Shareholders. As of the Closing Date, after giving effect to the Merger and the consummation of the transactions contemplated by this Agreement, the Common Stock held by the Existing Shareholders shall equal in the aggregate seven and one-half percent (7.5%) of the Common Stock on a Diluted Basis. In addition, the Existing Shareholders will receive non-transferable Warrants to purchase in the aggregate that number of shares of Common Stock equal to five percent (5%) of the Common Stock on a Diluted Basis as of the Closing Date (with the distribution of the Warrants to the Existing Shareholders to occur as soon as practicable following the Closing Date). The Warrants will be distributed to the Existing Shareholders based on their respective ownership percentage of the shares of Common Stock outstanding on the Warrant Record Date.

    5. New Option Plan and New Options. The Board of Directors of the Company shall adopt the New Option Plan prior to the Closing and may issue New Options equal to up to 7.5% of the Common Stock on a Diluted Basis (for this purpose, Diluted Basis shall include the shares of Common Stock issuable upon the conversion of the Fee Amount Debentures) on or promptly following the Closing Date, at an exercise price equal to the then-current market price (but in any event not less than 90% of the Reference Price). The remaining New Options available for grant will be issuable from time to time in such amounts and at such exercise prices as are approved by the Board after the Closing Date.

    6. Representations and Warranties of the Companies. The Companies represent and warrant to the Exchanging Holders, jointly and severally that, except as set forth on Schedule 6 to be delivered prior to the execution of this Agreement (the 'Disclosure Schedule'):

    6.1 Organization and Qualification.

    (a) Each of the Companies is a corporation or, in the case of SVREH, a limited liability company, duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation and has the requisite corporate or limited liability company power and authority to own, lease and operate its assets and properties and to carry on its business as it is now being conducted. Each of the Companies is duly qualified or licensed as a foreign corporation or limited liability company to do business, and is in good standing, in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its activities makes such qualification or licensing necessary, except for such failures to be so duly qualified or licensed and in good standing that would not, either individually or in the aggregate, have a Material Adverse Effect (in this instance, determined by reference to all of the Companies, taken as a whole).

    (b) The Company's subsidiaries are listed in the Disclosure Schedule.

    6.2 Authorization and Binding Obligation. (i) The execution and delivery of the Transaction Documents and the performance by the Companies of their respective obligations thereunder have been duly authorized by all necessary corporate or limited liability company action, including any necessary approvals by their respective boards of directors or managers, and no other corporate or limited liability company proceedings on their part are necessary for the execution and delivery of the Transaction Documents by the Companies that are parties thereto and the performance of their obligations provided for therein, except for (a) the approvals and consents of the Company's shareholders with respect to the transactions contemplated hereby, including without limitation
(x) the Merger, (y) the Exchange, including the authorization of any increase in the Common Stock approved by the Board in connection with the transactions contemplated hereby, the issuances of the Exchange Shares and the other issuances of Common Stock contemplated hereby, (z) the adoption of the New Option Plan and any other matters as to which the Board determines shareholder approval to be necessary or desirable and (b) any corporate action necessary to effect the appointment of directors pursuant to Section 8.1(g); and (ii) this Agreement has been duly executed and delivered by the Company, at the Closing the other Transaction Documents will have been duly executed by the Companies that are parties thereto and, assuming this Agreement and the other Transaction Documents are binding obligations of the other parties thereto, and the receipt of such approvals and consents as are set forth in clause (i), the Transaction Documents will constitute valid and binding obligations of the Companies, as applicable, enforceable against them in accordance with their respective terms, except as may be limited by (x) bankruptcy, insolvency, reorganization, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally, and (y) general principles of equity, regardless of whether enforcement is considered in a proceeding in equity or at law.

    6.3 Options. Schedule 6.3 contains a list of the holders of the Existing Options, together with the number of options held, the number and type of equity securities which may be acquired upon exercise of the Existing Options and the exercise prices thereof. None of the Companies have any outstanding options, warrants, rights to acquire equity, securities convertible into equity or similar agreements that provide for the issuance of Common Stock or equity in any of the Companies, except for the Old Debenture Warrants, the Company's Series D Preferred Stock, the Series A Preferred and as listed in Schedule 6.3. Except as set forth on Schedule 6.3, to the Company's knowledge there are no outstanding options, warrants or other rights to acquire any of the Company's equity securities held by any current or former employees. Schedule 6.3 sets forth the number and type of equity securities which may be acquired pursuant to such options, warrants or other rights and the exercise price for such options, warrants or other rights.

    6.4 Capitalization. The authorized and outstanding capital stock or other equity of each of the Companies as of January 31, 2003 is set forth in the Disclosure Schedule. The authorized and outstanding capital stock or other equity of each of the Companies as of immediately prior to the Closing shall be set forth in an officer's certificate to be delivered by the Company prior to the Closing.

    6.5 Shares to be Issued. The Exchange Shares to be issued pursuant to the Exchange, when issued, and the shares of Common Stock to be issued upon conversion of the New Debentures, when issued in accordance with the terms of the New Debentures, will be duly authorized, validly issued, fully paid and non-assessable.

    6.6 No Conflict; Required Filings and Consents.

    (a) Subject to receipt of the approvals, consents and actions referenced in Sections 6.2(i)(a) and (c), the execution and delivery of this Agreement and the other Transaction Documents by the Companies that are parties thereto do not, and the performance of this Agreement and the other Transaction Documents by the Companies that are parties thereto will not, (i) conflict with or violate the organizational documents of any of the Companies, (ii) subject to compliance with the requirements set forth in Section 6.6(b), conflict with or violate any law, rule, regulation, order, judgment or decree applicable to any of the Companies or by which any of their respective properties is bound or affected, or
(iii) except as set forth in the Disclosure Schedule, result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or impair any of the Companies' rights or alter the rights or obligations of any third party under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of the properties or assets of any of the Companies pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which any of the Companies is a party or by which any of the Companies or any of their respective properties are bound or affected, except where any of the foregoing would not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

    (b) The execution and delivery of this Agreement and the other Transaction Documents by the Companies that are parties thereto do not, and the performance of this Agreement by the Companies will not, require any consent, approval, authorization or permit of, or filing with or notification to, any court, administrative agency, commission, governmental or regulatory authority, domestic or foreign (a 'Governmental Entity'), except (A) for applicable requirements of the Securities Act, the Securities Exchange Act, state securities laws, the rules and regulations of NASDAQ, the filing and recordation of such certificates in connection with the Merger as are required by applicable state laws and such filings and recordations as are necessary to perfect the security interests granted pursuant to the Transaction Documents and (B) where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not reasonably be expected to have a Material Adverse Effect, prevent consummation of the Exchange or the Merger or otherwise prevent the parties hereto from performing their obligations under this Agreement.

    6.7 Compliance; Permits.

    (a) None of the Companies is in conflict with, or in default or violation of, (i) any law, rule, regulation, order, judgment or decree applicable to any of the Companies or by which any of their respective properties is bound or affected, or (ii) giving effect to the Consent and Waiver, any material note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which any of the Companies is a party or by which any of the Companies or any of their respective properties is bound or affected, except for (x) the determination of NASDAQ's staff to delist the Company for failure to satisfy deadlines imposed by NASDAQ for the Company to comply with NASDAQ's listing requirements, which determination is being appealed by the Company to a Listing Qualifications Panel and (y) any other conflicts, defaults or violations that (individually or in the aggregate) would not reasonably be expected to have a Material Adverse Effect. No investigation or review by any governmental or regulatory body or authority (except as indicated in clause (x) with respect to the Company's appeal of the determination of NASDAQ's staff) is pending or, to the knowledge of the Company, threatened against any of the Companies, nor has any governmental or regulatory body or authority indicated an intention to conduct the same, other than, in each such case, those the outcome of which could not, individually or in the aggregate, reasonably be expected to have the effect of prohibiting or materially impairing any material business practice of any of the Companies individually, any acquisition of material property by any of the Companies individually or the conduct of business by any of the Companies individually.

    (b) Each of the Companies holds all franchises, grants, authorizations, permits, licenses, easements, consents, variances, exemptions, certificates, orders and approvals from governmental authorities necessary for the operation of their businesses (collectively, the 'Company Permits'), except where the failure to hold any of the foregoing would not reasonably be expected to have a Material Adverse Effect. The Companies are in compliance in all material respects with the terms of the Company Permits.

    6.8 Registration Statement; Proxy Statement. None of the information supplied or to be supplied by the Companies for inclusion in (i) the Registration Statement will, at the time the

Registration Statement becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading; and
(ii) the Proxy Statement will not, at the dates mailed to the shareholders of the Company, at the times of the shareholders meeting of the Company (the 'Shareholders' Meeting') in connection with the transactions contemplated hereby and as of the Closing Date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. Notwithstanding the foregoing, none of the Companies makes any representation or warranty with respect to any information supplied by the Exchanging Holders which is contained in any of the foregoing documents.

    6.9 Consent Fee; Consent and Waiver. The Company has paid to each Debentureholder its fractional share of the $320,000 fee set forth in the Term Sheet for delivering executed copies of the Consent and Waiver and Letter of Intent by 5:00 p.m. (New York time) on Thursday, January 9, 2003 (the 'Consent Fee').

    6.10 Absence of Litigation. As of the date hereof, there are no claims, actions, suits or proceedings pending or, to the knowledge of the Company, threatened against any of the Companies or any properties or rights of any of the Companies, before any court, arbitrator or administrative, governmental or regulatory authority or body, domestic or foreign that, if the claimant were successful, would be materially adverse to the Companies, taken as a whole, except as disclosed in the Disclosure Schedule.

    6.11 UPC Payments. As of the date of this Agreement, neither the Company nor SNI has received any UPC Payments.

    6.12 Information Requested. To the Company's knowledge, the Company has provided to the Exchanging Holders or their representatives all information regarding the Companies that has been requested by them. To the Company's knowledge, the information so provided, taken as a whole and at the time provided (taking into account any updated or supplemented information provided) and subject to the qualifications set forth in the Disclosure Schedule, did not contain an untrue statement of a material fact.

    6.13 Change of Control Agreements. As of the Closing Date, there will be no employment, consulting, severance or deferred compensation agreements between the Company and any person that would give such person the right to receive any payment from the Company as a result of the consummation of the transactions contemplated by the Transaction Documents.

    6.14 'Piggyback' Registration Rights. The Company has not granted to any person any 'piggyback' registration rights with respect to registrations under the Securities Act.

    7. Representations and Warranties of Exchanging Holders. Each Exchanging Holder represents and warrants to the Companies, with respect to itself only, as follows:

    7.1 Organization, Standing, and Authority. Such Exchanging Holder, if it is an entity, (i) is duly organized, validly existing and in good standing under the laws of its state of organization and (ii) has the requisite corporate or other entity power and authority to execute and deliver this Agreement and to perform its obligations hereunder.

    7.2 Authorization and Binding Obligation. (i) The execution and delivery of this Agreement and the performance by it of its obligations hereunder have been duly authorized by all necessary organizational action, including any necessary approval by its board of directors or other governing body, and no other organizational proceedings on its part are necessary for the execution and delivery of this Agreement and the performance of its obligations provided for herein; and (ii) this Agreement has been duly executed and delivered by it and, assuming this Agreement is a binding obligation of the other parties, this Agreement will constitute a valid and binding obligation of it enforceable against it in accordance with its terms, except as may be limited by
(x) bankruptcy, insolvency, reorganization, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally, and (y) general principles of equity, regardless of whether enforcement is considered in a proceeding in equity or at law.

    7.3 Ownership of Securities. Such Exchanging Holder owns the Series A Preferred and/or the Old Debentures and the Old Debenture Warrants set forth opposite its name on Schedule 7.3 hereto free and clear of all liens, security interests, assignments, claims or encumbrances, whether or not perfected, except as indicated in Schedule 7.3. with respect to any Exchanging Holders who are acting as agents or nominees.

    7.4 Purchase New Debentures Entirely for Own Account. The Exchange Shares, the New Debentures and the Conversion Shares to be acquired by such Exchanging Holder will be acquired for investment for the Exchanging Holder's own account, not as a nominee or agent (except as indicated in Schedule 7.3), and not with a view to the resale or distribution of any part thereof in any manner that would require registration under the Securities Act, but without prejudice, however, to the right of such Exchanging Holder at all times to sell or otherwise dispose of all or any part thereof under a registration statement to the extent available under the Securities Act or an exemption from such registration to the extent available under the Securities Act. With respect to any Exchange Shares, New Debentures or Conversion Shares as to which an Exchanging Holder is acting as nominee or agent, the Exchanging Holder makes the representations and warranties set forth herein on behalf of both itself and the beneficial owner thereof. Such Exchanging Holder has not been formed for the specific purpose of acquiring any of the Exchange Shares, the New Debentures or the Conversion Shares.

    7.5 Knowledge. Such Exchanging Holder is aware of the business affairs and financial condition of the Companies and has acquired sufficient information about the Companies to reach an informed and knowledgeable decision to acquire the New Debentures and the Exchange Shares.

    7.6 Restricted Securities. Each Exchanging Holder understands that the Exchange Shares, the New Debentures and the Conversion Shares, when issued, will not have been registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the representations of the Exchanging Holders as expressed herein (without prejudice, however, to the right of such Exchanging Holder at all times to sell or otherwise dispose of all or any part thereof under a registration statement to the extent available under the Securities Act or an exemption from such registration to the extent available under the Securities Act). Such Exchanging Holder understands that the Exchange Shares, the New Debentures and the Conversion Shares are 'Restricted Securities' under applicable U.S. federal and state securities laws and that, pursuant to these laws, such Exchanging Holder must hold the Exchange Shares, the New Debentures and the Conversion Shares indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. Such Exchanging Holder acknowledges that the Company has no obligation to register or qualify the New Debentures for resale. Such Exchanging Holder further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the securities, and on requirements relating to the Company which are outside of the Company's control, and which the Company is under no obligation and may not be able to satisfy.

    7.7 No Public Market. Such Exchanging Holder understands and acknowledges that no public market now exists for the New Debentures and that the Company has made no assurances that a public market will ever exist for the New Debentures.

    7.8 Legends. Such Exchanging Holder understands that the Exchange Shares and the New Debentures may bear one or all of the following legends:

        (a) 'THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE 'ACT') AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL OR BASED ON OTHER WRITTEN EVIDENCE IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE ISSUER OF THESE

    SECURITIES, SUCH OFFER, SALE, TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH OR IS EXEMPT THEREFROM'.

        (b) Any legend required by the Blue Sky laws of any state to the extent such laws are applicable to the shares represented by the certificate so legended.

    7.9 Accredited Investor. Such Exchanging Holder is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

    7.10 Registration Statement; Proxy Statement. None of the information supplied or to be supplied by such Exchanging Holder for inclusion in: (i) the Registration Statement will, at the time the Registration Statement becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading; and (ii) the Proxy Statement will not, at the dates mailed to the shareholders of the Company, at the time of the Shareholders' Meeting in connection with the transactions contemplated hereby and as of the Closing Date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. Notwithstanding the foregoing, such Exchanging Holder makes no representation or warranty with respect to any information supplied by any of the Companies which is contained in any of the foregoing documents.

    7.11 Information Requested. Such Exchanging Holder or its representatives have received from the Company all information regarding the Companies that Such Exchanging Holder or its representatives has requested.

    8. Covenants.

    8.1 Covenants of the Company and SNI. Each of the Company and SNI hereby agrees as follows:

        (a) Proxy Statement; Registration Statement. As promptly as practicable after the execution of this Agreement, the Company shall prepare and file with the Securities and Exchange Commission (the 'SEC') a Proxy Statement (the 'Proxy Statement') seeking shareholder approval of (i) the Exchange, the Merger and the New Option Plan and any ancillary or related matters to the extent deemed necessary or desirable by the Company's Board of Directors and (ii) a Registration Statement on Form S-3 for re-sale of the Exchange Shares, the Conversion Shares, the shares of Common Stock issuable upon conversion of the Fee Amount Debentures and any shares of Common Stock issued as a result of the anti-dilution protection provided for in Exhibit 'L' or in satisfaction of interest payments due on the New Debentures (the 'Registration Statement'). The Company will respond to any comments of the SEC, will use its commercially reasonable efforts to have the Registration Statement declared effective under the Securities Act as promptly as practicable after such filing, and the Company will cause the Proxy Statement to be mailed to its shareholders at the earliest practicable time. As promptly as practicable after the date of this Agreement, the Company will prepare and file any other filings required to be filed by it under the Exchange Act, the Securities Act or any other federal, foreign or 'Blue Sky' or related laws relating to the Merger and the transactions contemplated by this Agreement (the 'Other Filings'). The Company will notify the Exchanging Holders promptly upon the receipt of any comments from the SEC or its staff or any other government officials and of any request by the SEC or its staff or any other government officials for amendments or supplements to the Registration Statement, the Proxy Statement or any Other Filing or for additional information and will supply the Exchanging Holders with copies of all correspondence between the Company or any of its representatives, on the one hand, and the SEC or its staff or any other government officials, on the other hand, with respect to the Registration Statement, the Proxy Statement, the Merger or any Other Filing. The Company will cause all documents that it is responsible for filing with the SEC or other regulatory authorities under this Section 8.1(a) to comply in all material respects with all applicable requirements of law and the rules and regulations promulgated thereunder. Whenever any event occurs which is required to be set forth in an amendment or supplement to the Proxy, the Registration Statement or any Other Filing, the Company will promptly inform the Exchanging Holders of such occurrence and cooperate in filing with the SEC or its staff or any other government officials, and/or mailing to shareholders of the Company, such amendment or supplement.

        (b) Review of Filings. In addition to the matters described in Section 8.1(a), all requests for additional information made by the SEC or its staff to the Company will be responded to within ten (10) Business Days of the receipt thereof. The Exchanging Holders shall be given the opportunity to review and comment upon the Proxy Statement, the Registration Statement, and all amendments and supplements thereto, at least three (3) Business Days prior to filing with the SEC, with such review to be completed and comments provided within two (2) Business Days. If such review is not completed within two (2) Business Days, the Closing Deadline shall be extended for one
    (1) additional Business Day for each additional day, or portion thereof, of such review time. The Company will not file the Registration Statement or the Proxy Statement, or any amendment or supplement thereto, in a form to which holders of 80% of the Series A Preferred or holders of 50.5% of the outstanding principal amount of the Old Debentures object.

        (c) Restrictions on Use of Cash. From the date of this Agreement through the Closing Date, each of the Companies shall (i) restrict its respective cash expenditures to ordinary course transactions, compensation to currently-employed officers and the expenses directly associated with the Exchange and (ii) refrain from making any inter-company transfers of cash, other than the transfer from the Company to Meret of an amount not to exceed $200,000 for reimbursement of ordinary course expenses; provided, however, that if the Closing is delayed beyond March 28, 2003, the Company shall have the right to transfer cash to SNI and Meret in the ordinary course, and pursuant to the reasonable requirements, of their respective businesses in an amount not to exceed $1,500,000 per month for SNI and $100,000 per month for Meret.

        (d) SEC and NASDAQ Reporting Requirements. From December 10, 2002 through the Closing Date, the Company shall comply with all applicable SEC and NASDAQ reporting requirements.

        (e) Liens and Leases. The Company has provided to the counsel and accountants for the Exchanging Holders a list of all liens and leases affecting the assets of the Companies and, to the extent that the Company has been able to locate them, copies of such listed documents. The Company shall promptly deliver to the counsel for the Exchanging Holders copies of any such documents which the Company obtains after the date hereof.

        (f) No Issuances. From December 10, 2002 to the Closing Date, none of the Companies shall issue any equity, except in connection with the exercise of Existing Options or conversion of shares of the Company's Series D Preferred Stock in accordance with the terms thereof.

        (g) Board Representation. The Exchanging Holders who are Debentureholders and the Exchanging Holders who are Series A Preferred Holders shall each have the right to appoint a new director (for a total of two possible new directors) to the Board. The Exchanging Holders shall notify the Company promptly when they have determined to exercise that right. The Exchanging Holders agree to provide the Company with the information regarding their appointees that is required to be disclosed in the Proxy Statement pursuant to applicable securities laws and regulations promptly following their decision on the appointees and, if the decision is made prior to the Shareholders' Meeting, in sufficient time for the Company to include such information in the Proxy Statement or in a supplement thereto to be mailed to the Shareholders prior to the Shareholders' Meeting. If the Exchanging Holders exercise that right, the new director(s) would continue in office until the next regularly scheduled annual meeting of the Company's shareholders and shall be nominated for re-election at such meeting.

        (h) Anti-Dilution. The Exchanging Holders will be entitled to the benefits of the anti-dilution provisions set forth in Exhibit 'L'. The Company agrees that it will not, within five (5) business days after any issuance of shares of Common Stock by it as payment of interest on the New Debentures, engage in a transaction which would result in an anti-dilution adjustment pursuant to such provisions.

        (i) Disclosure. Any material non-public financial or other information disclosed to the representatives of the Exchanging Holders in the course of negotiating and documenting the Exchange that remains material shall be publicly disclosed on or before the Closing Date. Upon the Closing, the Exchanging Holders will not be subject to any restrictions in trading the Common Stock as a result of any information previously provided to them by the Companies.

        (j) Draft Tax Returns. The Company shall provide counsel and accountants for the Exchanging Holders with copies of the draft tax returns of the Companies prepared by BDO Seidman for prior periods through 2002 that have not previously been filed, promptly after their receipt by the Company.


        (k) Maintain Effectiveness of Registration Statement. The Company shall maintain in accordance with the terms of the Registration Rights Agreement substantially in the form attached hereto as Exhibit 'M' (the 'Registration Rights Agreement') the effectiveness of the Registration Statement with respect to the Exchange Shares and the shares of Common Stock issuable upon conversion of the New Debentures for as long as the Exchanging Holders require the use of an effective registration statement in order to sell such shares; provided, however, that the Company shall not be obligated to maintain the effectiveness of the Registration Statement after the date that is three (3) years after the Closing Date and provided further, upon delivery of written notice to the Exchanging Holders, the Company may suspend the effectiveness of the Registration Statement for a reasonable period of time (not to exceed the shorter of 30 days or the Company's completion of any Transaction (as defined below), if the Company determines in good faith that maintaining such effectiveness might interfere with or adversely affect the negotiations or completion of any transaction (including without limitation a financing) that is being contemplated by the Company at the time the right to suspend effectiveness is exercised (a 'Transaction') (any such suspension may not be utilized more than twice, or for more than a total of 60 days, in any twelve (12) month period). The Company and the Exchanging Holders agree that (i) the Company and the Exchanging Holders shall execute and deliver the Registration Rights Agreement in a timely manner prior to the Closing to permit the timely filing of the Registration Statement and to permit the Registration Statement to be declared effective in a timely manner and (ii) no Exchanging Holder which fails to execute the Registration Rights Agreement shall be entitled to have any shares of Common Stock registered thereunder or to assert that the Registration Statement has not been declared effective in a timely manner.


        (l) Best Efforts: The Companies shall use their reasonable best efforts, including allocating legal and financial resources, to take such actions to consummate the Exchange in accordance with this Agreement.

        (m) Removal of Restrictive Legends. The Company will cooperate with the Exchanging Holders in removing the restrictive securities act legend from certificates representing Exchange Shares or Conversion Shares (as well as shares issued as a result of the anti-dilution provisions of Exhibit 'L' and shares issued in lieu of cash interest payments in accordance with the New Debentures) at such time as such legends may be removed. Such legend may be removed in connection with any sale made in compliance with Rule 144 promulgated under the Securities Act, provided that the Exchanging Holder delivers to the Company an appropriate Rule 144 representation letter and an opinion of counsel in form and substance reasonably satisfactory to the Company to the effect that such sale is in compliance with Rule 144 (the restrictive legend will be placed on any balance certificate). Such legend may also be removed at such time as the shares of Common Stock represented by a particular certificate may be sold pursuant to Rule 144(k), provided that the Exchanging Holder delivers to the Company an appropriate Rule 144(k) representation letter and an opinion of counsel in form and substance reasonably satisfactory to the Company to the effect that the restrictive securities act legend may be removed at that time (provided that the Company reserves the right to impose stop-transfer instructions or similar restrictions if subsequent to such removal the Exchanging Holder otherwise become ineligible to rely on Rule 144(k)). In each such instance in which an Exchanging Holder has delivered the necessary certificates and documents to the Company, the Company shall cause its transfer agent promptly to supply unlegended certificates to such Exchanging Holder. In addition, the Company will cooperate with each Exchanging Holder who sells shares of Common Stock under the Registration Statement to provide such Exchanging Holder with unlegended certificates in such denominations and registered in such names as such Exchanging Holder may request in writing at least three (3) Business Days prior to the proposed sale (the restrictive legend will be placed on any balance certificate). Any such request must be accompanied by certificate(s) for the shares to be sold, together with stock powers executed in blank, with signatures guaranteed, and such other documentation as may be required by the Company's transfer agent.

        (n) Post-Closing Mergers. The Companies will consummate the Post-Closing Mergers promptly after obtaining the consents and/or effecting the refinancings contemplated by the next sentence, but in no event later than the first anniversary of the Closing Date; provided, however, that, without limiting the obligation of the Company to consummate the Post-Closing Mergers by such anniversary, in no event will the merger of SNI into the Company occur before the merger of Meret into the Company. In addition, at or prior to the consummation of the Post-Closing Mergers, Meret and SVREH shall each either (i) obtain the consent of the lenders whose loans are secured by the applicable Existing Deed of Trust (to the extent such consent has not been obtained prior to the Closing) to (x) consummation of the Post-Closing Mergers by Meret or SVREH, as applicable, and (y) the granting by Meret or SVREH, as applicable, of junior liens on the applicable Real Property Collateral to secure the Company's obligations under the New Debentures or (ii) refinance such existing indebtedness on terms that will permit such actions. The amount of indebtedness that may be incurred in connection with any such refinancing shall be limited to the sum of the principal amount refinanced, any prepayment penalty or premium paid in connection with the refinancing and the reasonable costs and expenses (including attorneys fees) incurred in connection with the refinancing.

        (o) Debt Incurrence. Following the Closing, SNI, Meret and SVREH will incur indebtedness only in compliance with the terms of the New Debentures.

    8.2 Covenants of the Exchanging Holders. Each of the Exchanging Holders hereby agrees as follows:

        (a) Limitation on Transfer. During the period between the execution of this Agreement and the Closing Date, such Exchanging Holder shall not assign or transfer any interest in its Old Debentures or Series A Preferred except in accordance with the terms of those securities or any agreements relating thereto to a person or entity who executes (i) a joinder to this Agreement in form and substance reasonably satisfactory to the Company and who thus becomes an Exchanging Holder and makes the representations, warranties and covenants of an Exchanging Holder provided for herein, (ii) joinders in form and substance reasonably satisfactory to the Company to any of the other Transaction Documents to which the Exchanging Holders are parties, including the Collateral Agent Agreement and the Registration Rights Agreement, and
    (iii) in the case of the Old Debentures, executes a Consent and Waiver.

        (b) Lock-up in connection with New Underwriting. Each Exchanging Holder hereby agrees that during the period of up to 90 days following the effective date of any registration statement filed by the Company with respect to a New Underwriting and which becomes effective on or prior to the first anniversary of the Closing Date, it shall not, to the extent requested by the managing underwriter(s), offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any shares of Common Stock or securities convertible into or exchangeable or exercisable for any shares of Common Stock, enter into a transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of any of such securities, whether any such aforementioned transaction is to be settled by delivery of such securities or such other securities, in cash or otherwise, or publicly disclose the intention to make any such offer, sale, pledge or disposition, or to enter into any such transaction, swap, hedge or other arrangement, with, in each case, any securities of the Company held by it at any time during such period except Common Stock included in such registration; provided, however, that the obligations under this Section 8.2(b) are conditioned upon the executive officers and the directors of the Company entering into similar agreements with substantially the same restrictions; and provided further that the obligations set forth in this Section 8.2(b) shall apply only to Exchanging Holders which at the time of the request of the managing underwriter(s) beneficially own at least one percent (1%) of the outstanding shares of Common Stock. Each Exchanging Holder agrees to execute the form of lock-up agreement requested by the underwriter in a New Underwriting. To enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Exchange Shares and the New Debentures of the Exchanging Holder until the end of such period.

        (c) Proxy Statement; Registration Statement. Each of the Exchanging Holders shall provide promptly to the Company such information concerning itself, its appointee to the Board of the Company and its plans with respect to the Company as, in the reasonable judgment of the Company or its counsel, may be required or appropriate for inclusion in the Proxy Statement and/or the Registration Statement, or in any amendments or supplements thereto, or as otherwise may be requested or required by the SEC, and to cause its counsel to cooperate with the Company's counsel in the preparation of the Proxy Statement and the Registration Statement.

        (d) Securities. At the Closing, the Exchanging Holders shall deliver to SNI the documents and instruments described in Section 9.3(c).

    8.3 Covenants of the Company, SNI and certain of the Exchanging Holders. Exchanging Holders who are plaintiffs in the Series A Litigation, SNI and the Company shall stay all proceedings in the Series A Litigation until the earlier of (i) the Closing or (ii) the termination of this Agreement in accordance with
Section 11. Concurrently with the Closing, the Exchanging Holders who are plaintiffs in the Series A Litigation and SNI and the Company shall dismiss the Series A Litigation with prejudice against such Exchanging Holders, SNI, the Company and individual defendants who are currently officers and directors of the Company and dismiss the Series A Litigation without prejudice as to other individual defendants.

    9. Conditions to the Closing.

    9.1 Conditions to Each Party's Obligations to Close. The respective obligations of each party to effect the Exchange and other transactions contemplated hereby are subject to the fulfillment on or before the Closing Date of the following:

        (a) No Injunction. As of the Closing, there shall be no injunction, stay or restraining order in effect with respect to the Exchange or any of the other transactions provided for herein.

        (b) Registration Statement Effective; Proxy Statement. The SEC shall have declared the Registration Statement effective. No stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose, and no similar proceeding in respect of the Proxy Statement shall have been initiated or threatened in writing by the SEC.

        (c) Third Party Consents. All necessary or appropriate third party and governmental waivers and consents to the Exchange and all transactions provided for herein, shall have been received, except for any such waivers or consents with respect to which the failure to receive would not have a material adverse effect on the Companies or on the ability of the Company to consummate the transactions contemplated hereby or materially impair its ability to perform its obligations hereunder.

        (d) Existing Shareholders. Holders of the Common Stock holding the requisite percentage required by the Company's Articles of Incorporation or Bylaws or by applicable law (including the rules and regulations of NASDAQ) to approve the Exchange, the Merger, the New Option Plan and the other matters submitted by the Board for approval by such shareholders at the Shareholders' Meeting shall have approved such matters.

        (e) Series A Litigation. The Company and the Series A Preferred Holders who are parties to the Series A Litigation shall have dismissed the Series A Litigation in accordance with Section 8.3.

        (f) Litigation with UPC. UPC and SNI shall have settled the UPC Litigation, and such Litigation shall have been dismissed with prejudice.

    9.2 Conditions to the Obligations of the Exchanging Holders. The obligations of the Exchanging Holders to close the Exchange and the other transactions contemplated hereby are subject to the fulfillment on or before the Closing Date of the following:

        (a) Accuracy of Representations. The representations and warranties made by the Companies in this Agreement shall have been accurate in all respects as of the date of this Agreement (except for the representations and warranties set forth in Section 6.3, which shall be accurate in all material respects) and (except to the extent that any representation and warranty is made as of a specified date) shall be accurate in all respects as of the Closing Date as if made on the Closing Date (except for the representations and warranties set forth in Section 6.3, which shall be accurate in all material respects).

        (b) Performance. The covenants and obligations that the Company or SNI is required to comply with or to perform pursuant to this Agreement at or prior to the Closing shall have been complied with and performed in all material respects.

        (c) Exchanging Holders shall have received:

           (i) the Exchange Shares and the New Debentures, together with such other documents and instruments as are required by the New Debentures in the amounts to be set forth in Exhibit 'K'.

           (ii) With respect to any Real Property Collateral as to which the prior lienholder has consented to the recording of a Deed of Trust, commitments to issue policies of title insurance on such Deeds of Trust in amount, form and from an issuer reasonably satisfactory to Exchanging Holders.

           (iii) Opinions of the Company's counsel (including local counsel as requested) substantially in the forms attached hereto as Exhibit 'N'.

        (d) Transaction Documents. Executed originals of each of the Transaction Documents (other than this Agreement, as to which the Collateral Agent shall receive a copy) shall have been executed by the relevant Companies and delivered to the Collateral Agent or the appropriate party as listed in the Schedule of Documents.

        (e) Fees and Expenses. The Company shall have paid the legal and accounting fees and expenses provided for in Section 13.4.

    9.3 Conditions to the Obligations of the Company.

    (a) Accuracy of Representations. The representations and warranties made by the Exchanging Holders in this Agreement shall have been accurate in all material respects as of the date of this Agreement and shall be accurate in all material respects as of the Closing Date as if made on the Closing Date.

    (b) Performance. The other covenants and obligations that the Exchanging Holders are required to comply with or to perform pursuant to this Agreement at or prior to the Closing shall have been complied with and performed in all material respects.

    (c) Delivery of Securities. Each Exchanging Holder shall have delivered to the Company (i) the stock certificates representing any shares of Series A Preferred owned by it (or such affidavits and indemnities for lost stock certificates, Old Debentures or Old Debenture Warrants as are required by the terms of the documents governing such instruments or, in the absence of such terms, as may be reasonably required by the Company), (ii) any Old Debentures owned by it and (iii) any Old Debenture Warrants owned by it, together, in each case, with stock or bond powers executed in blank or a letter of transmittal in form and substance satisfactory to the Company and/or such other documents as may be reasonably necessary to effect the Exchange and, in each case, free and clear of any liens, security interests, assignments, claims or encumbrances, whether or not perfected. The securities delivered as described herein shall represent all of such outstanding securities.

    9.4 Satisfaction of Conditions for the Benefit of Exchanging Holders. With respect to any condition for the benefit of the Exchanging Holders that requires their determination that such condition has been satisfied, the Exchanging Holders shall be deemed to have agreed that such condition has been satisfied if the Exchanging Holders holding at least (a) eighty percent (80%) of the shares of Series A Preferred and (b) a majority of the outstanding principal amount of the Old Debentures deliver the documents and instruments necessary to close pursuant to Section 9.3(c) or otherwise indicate they are prepared to close the Exchange.

    10. Closing; Closing Deadline. The closing of the Exchange (the 'Closing') shall occur as soon as possible after the satisfaction or waiver of the conditions set forth in Section 9. The parties shall use reasonable efforts to cause such conditions to be satisfied on or before March 28, 2003 to the extent possible and in any event on or before May 30, 2003 or such extended date as may be agreed in a writing signed before such date by the Company, SNI and Exchanging Holders representing a majority of the principal amount of the Old Debentures and eighty percent (80%) of the shares of Series A Preferred held by the Exchanging Holders (the 'Closing Deadline').

    11. Termination.

    11.1 By Mutual Consent. This Agreement may be terminated at any time prior to the Closing Date by the mutual written consent of the Company, SNI and Exchanging Holders holding at least (a) eighty percent (80%) of the shares of Series A Preferred and (b) a majority of the outstanding principal amount of the Old Debentures.

    11.2 By the Exchanging Holders. This Agreement may be terminated at any time prior to the Closing Date by written notice to the Company and SNI by Exchanging Holders holding at least (a) eighty percent (80%) of the shares of Series A Preferred and (b) eighty percent (80%) of the outstanding principal amount of the Old Debentures, if such Exchanging Holders determine that (i) between December 10, 2002 and the Closing Date there has been a Material Adverse Change or (ii) the conditions to the consummation of the Exchange set forth in
Section 9 hereof are not reasonably likely or capable of being satisfied at or prior to the Closing Deadline (other than as result of a breach by the Exchanging Holders of any of their representations, warranties or covenants set forth in this Agreement).

    11.3 Closing Deadline. If the Closing does not occur by the Closing Deadline, this Agreement and the Letter of Intent shall be null, void and of no effect. The execution of this Agreement and the Letter of Intent by the parties hereto and thereto shall not waive, release or prejudice the rights, claims or defenses of any person and shall not be deemed to be an admission against interest of any person (including the Companies and/or any Exchanging Holder); provided, however, that the Company and SNI shall pay and shall remain liable to pay the legal and accounting fees and expenses of the Exchanging Holders of Series A Preferred and the Exchanging Holders of the Old Debentures which fees and expenses are incurred on or prior to the Closing Deadline, as set forth in
Section 13.4 of this Agreement, and such obligation to pay shall survive the Closing and the Closing Deadline.

    12. Releases.

    12.1 Companies. Each of the Companies hereby agrees that, effective as of the Closing, the Companies shall release and discharge each of the Exchanging Holders and each of the Exchanging Holders' respective shareholders, partners, members, directors, officers, agents, employees, accountants and attorneys from any and all claims, debts, liabilities, obligations and causes of action of every nature and character, whether known or unknown, now existing or hereafter arising, now owned or hereafter acquired (collectively 'Claims'), which any of the Companies now has or may hereafter claim to have by reason of any matter, fact or thing whatsoever occurred, done or admitted to be done, prior to the Closing Date; provided, however, that the release excludes Claims against the defendants as to whom a dismissal without prejudice will be filed in the Series A Litigation.

    12.2 Exchanging Holders. Each of the Exchanging Holders hereby agrees that, effective as of the Closing, such Exchanging Holder shall release and discharge each of the Companies and each of the Companies' respective shareholders, partners, members, officers, directors, agents, employees, accountants and attorneys from any and all Claims which any of the Exchanging Holders now has or may hereafter claim to have by reason of any matter, fact or thing whatsoever occurred, done or admitted to be done, prior to the Closing Date; provided, however, that the release excludes Claims against the defendants as to whom a dismissal without prejudice will be filed in the Series A Litigation.

    12.3 Section 1542 Waiver. Each party expressly WAIVES any and all rights under Section 1542 of the California Civil Code, or any other federal, state, or local statutory rights or rules, or principles of common law or equity similar to Section 1542 (each, a 'similar provision') with respect to any Claims released by it in this Agreement. Section 1542 provides as follows:

   A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

    13. Miscellaneous.

    13.1 Governing Law. This Agreement shall be governed in all respects by the internal laws of the State of New York without regard to principles of conflicts of law or choice of law (other than Section 5-1401 of the New York General Obligations Law).

    13.2 Public Disclosure. Subject to Section 8.1(i), the timing and contents of any announcements, press releases, or other public statements concerning the transactions contemplated by the Transaction Documents and related matters will occur upon and be determined only by mutual agreement and consent of the parties, subject to SEC and NASDAQ disclosure rules. Each party to this Agreement shall give reasonable advance notice to all other parties of any disclosure such party is legally compelled to make. No party shall unreasonably withhold approval of any such disclosure.

    13.3 Additional Documents. The parties agree to take any such actions and execute any additional documentation if necessary or desirable to carry out the purposes of this Agreement.

    13.4 Fees and Expenses. The Company shall pay all reasonable legal and accounting expenses and fees in connection with the Exchange, and in connection with the negotiation and preparation of the Transaction Documents, the Term Sheet, the Letter of Intent and the Consent and Waiver, and the taking of the actions contemplated thereby, which fees and expenses are incurred through the earlier of the Closing Date or the Closing Deadline, for Winston & Strawn, the law firm for the Consenting Holders of the Old Debentures, White & Case, LLP, the law firm for the Consenting Holders of Series A Preferred, and Freeman & Mills, the accounting firm which may perform services for either or both of the law firms for the Old Debentures and/or Series A Preferred. The Company shall also be responsible for its own fees and expenses incurred in connection therewith.

    13.5 Severability. If any term or provision of this Agreement is determined by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced by any rule of law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon determination that any term or other provision of this Agreement is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to attempt to agree on a modification of this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by law in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the greatest extent possible.

    13.6 Entire Agreement. This Agreement and the other Transaction Documents represent the entire agreement and understandings between the parties concerning the Exchange and the other matters described therein and supersedes and replaces any and all prior agreements and understandings, specifically including, but not limited to, the Letter of Intent and the Term Sheet.

    13.7 No Oral Modification. This Agreement may only be amended in writing signed by the Company and by Exchanging Holders holding at least (a) a eighty percent (80%) of the shares of Series A Preferred and (b) a majority of the outstanding principal amount of the Old Debentures; provided, however, that Sections 2, 3, 4 and 5 hereof and this proviso may only be amended in writing signed by the Company and by Exchanging Holders holding at least (a) eighty percent (80%) of the shares of Series A Preferred and (b) eighty percent (80%) of the outstanding principal amount of the Old Debentures.

    13.8 No Strict Construction. The parties have participated jointly in the negotiation and drafting of this Agreement and the other Transaction Documents. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

    13.9 Notices. All notices, requests and other communications hereunder shall be in writing and shall be deemed to have been duly given at the time of receipt if delivered by hand, by reputable overnight courier or by facsimile transmission (with receipt of successful and full transmission) or three (3) days after being mailed, registered or certified mail, return receipt requested, with postage prepaid to the applicable parties hereto at the address stated below or if any party shall have designated a different address or facsimile number by notice to the other party given as provided above, then to the last address or facsimile number so designated.

    If to the Company or SNI:

       Sorrento Networks Corporation
       9990 Mesa Rim Road
       San Diego, CA 92121
       Facsimile: (310) 479-2959
       Attn: Chief Financial Officer and General Counsel

    with a copy to:

       Irell & Manella LLP
       1800 Avenue of the Stars, Suite 900
       Los Angeles, CA 90067
       Facsimile: (310) 203-7199
       Attn: J. Christopher Kennedy, Esq.

       If to the Exchanging Holders:
       To the addresses listed on Exhibit 'O'
       with copies to:

       Winston & Strawn
       101 California Street, Suite 3900
       San Francisco, CA 94111
       Facsimile: (415) 591-1400
       Attn: Margaret Sheneman, Esq.

    and

       Winston & Strawn
       333 South Grand Avenue
       Los Angeles, CA 90071-1543
       Facsimile: (213) 615-1750
       Attn: Adam G. Spiegel, Esq.

    and

       White & Case LLP
       1155 Avenue of the Americas
       New York, NY 10036
       Facsimile: (212) 354-8113
       Attn: Evan C. Hollander, Esq.

    13.10 Survival of Covenants. The covenants of the parties set forth in this Agreement shall survive the consummation of the Exchange to the extent necessary to serve their essential purposes.


    13.11 Certain Distributions. If an Exchanging Holder is an investment fund which is excluded from the definition of 'investment company (as that term is defined in Section 3(a)(1) of the Investment Company Act of 1940, as amended) by the exemptions provided by Section 3(c)(1) or Section 3(c)(7) (without regard to Section 3(c)(7)(B)) of that act, and within sixty (60) days following the Closing such Exchanging Holder distributes its Exchange Shares and Exchange Debentures to such Exchanging Holder's investors in accordance with the terms of such Exchanging Holder's governing documents, then such distributees may become Exchanging Holders for all purposes under this Agreement and the other Transaction Documents by delivering to the Company, within ten (10) business days following such distribution, the joinders provided for in Section 8(2)(a). Each Exchanging Holder which is an investment fund of the type described in the first sentence of this section represents and warrants to the Companies that all of its investors are accredited investors (as defined in Rule 501(a) of Regulation D promulgated under the Securities Act) and that it has a reasonable basis for making such representation and warranty.


    13.12 Counterparts. This Agreement may be executed in one or more counterparts each of which shall be deemed an original and all of which together shall constitute one instrument.

                         [NEXT PAGE IS SIGNATURE PAGE]

    IN WITNESS WHEREOF the parties have executed this Agreement on the date set forth below.

                                            'COMPANY'
Dated:                      , 200           Sorrento Networks Corporation,
                                            a New Jersey corporation
                                            By:  ...................................................
                                            Name:  .................................................
                                            Its:  ..................................................

                                            'SNI'
Dated:                      , 200           Sorrento Networks, Inc.,
                                            a Delaware corporation
                                            By:  ...................................................
                                            Name:  .................................................
                                            Its:  ..................................................

    By executing the foregoing Agreement, the undersigned hereby agree to the provisions of such Agreement that are applicable to them.

                                            'MERET'
Dated:                      , 200           Meret Communications, Inc.
                                            a California corporation
                                            By:  ...................................................
                                            Name:  .................................................
                                            Its:  ..................................................

                                            'SVREH'
Dated:                      , 200           Sorrento Valley Real Estate Holdings, LLC,
                                            a California limited liability corporation
                                            By:  ...................................................
                                            Name:  .................................................
                                            Its:  ..................................................

                                            'DEBENTUREHOLDERS'
Dated:                      , 200
                                            By:  ...................................................
                                            Name:  .................................................
                                            Its:  ..................................................

Dated:                      , 200
                                            Name:  .................................................

                                            'SERIES A PREFERRED HOLDERS'
Dated:                      , 200
                                            By:  ...................................................
                                            Name:  .................................................
                                            Its:  ..................................................

Dated:                      , 200
                                            Name:  .................................................

   REFERENCE SECTION IN EXCHANGE AGREEMENT                    EXHIBITS TO EXCHANGE AGREEMENT
   ---------------------------------------                    ------------------------------
Definition...................................  'A'         Form of Collateral Agent Agreement
Definition...................................  'B'         Form of Consent and Waiver
Definition...................................  'C'         Form of Deed of Trust
Definition...................................  'D'         Letter of Intent
Definition...................................  'E'         Form of New Debentures
Definition...................................  'F'         Form of Pledge Agreement
Definition...................................  'G'         Form of Secured Guaranties
Definition...................................  'H'         Form of Security Agreement
Definition...................................  'I'         Schedule of Documents
Definition...................................  'J'         Form of Warrant
'SS' 2.......................................  'K'         Final Determination of Ownership of Exchange
                                                           Shares and Conversion Shares (assuming
                                                           Conversion of Exchange Debentures)
'SS' 8.1(h)..................................  'L'         Anti-Dilution Protection
'SS' 8.1(k)..................................  'M'         Form of Registration Rights Agreement
'SS' 9.2(c)(iii).............................  'N'         Forms of Legal Opinions
'SS' 13.9....................................  'O'         Addresses of Exchanging Holders

   REFERENCE SECTION IN EXCHANGE AGREEMENT                 SCHEDULES TO EXCHANGE AGREEMENT
   ---------------------------------------                 -------------------------------
'SS' 2.......................................  2    Calculation of Ownership Exchange Shares and New
                                                    Debentures (Estimate based on Assumptions)
'SS' 3.......................................  3    List of Funding Series A Holders and Percentage of
                                                    Expenses Funded by Each.
'SS' 6.......................................  6    Disclosure Schedule
Definition...................................  6.3  Existing Options
'SS' 7.3.....................................  7.3  Ownership of Securities

                                                                       EXHIBIT E

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF
(A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT. THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY THE SECURITIES. THE OUTSTANDING PRINCIPAL AMOUNT REPRESENTED BY THIS DEBENTURE MAY BE LESS THAN THE AMOUNT STATED ON THE FACE HEREOF PURSUANT TO SECTION 9 HEREOF.

No. [      ]                                                           $[      ]

                         SORRENTO NETWORKS CORPORATION
              7.5% SENIOR CONVERTIBLE DEBENTURE DUE AUGUST 2, 2007

    THIS DEBENTURE (this 'Debenture') is one of a duly authorized issue of Debentures of SORRENTO NETWORKS CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (the 'Company'), designated as its 7.5% Senior Convertible Debentures Due August 2, 2007, in an aggregate
original principal amount of [      ] U.S. Dollars (U.S. $[      ]) issued
pursuant to the Exchange Agreement (as defined below) (collectively, the 'Debentures').


    FOR VALUE RECEIVED, the Company promises to pay to [      ], the holder
hereof, or its order (the 'Holder'), the principal sum of [      ] U.S. Dollars
($[      ]), or such amount thereof as shall then be outstanding, on August 2,
2007 (the 'Maturity Date'), and to pay interest ('Interest Payments') on the principal sum outstanding from time to time under this Debenture ('Outstanding Principal Amount'), at the rate of 7.5% per annum which shall be cumulative, accrue daily from the date of issuance of this Debenture, be calculated on the basis of a year composed of twelve 30-day months, and be due and payable on the first day of each calendar quarter following the date of issuance of this
Debenture commencing on [      ], 2003 (each, an 'Interest Payment Date'). If an
Interest Payment Date is not a Business Day, then the Interest Payment shall be due and payable on the Business Day immediately following such Interest Payment Date. Interest Payments shall be payable in cash (each such cash Interest Payment being referred to herein as a 'Cash Interest Payment') or, at the option of the Company, in cash and/or one or more of the Non-Cash Payment Methods to be elected by the Company upon not less than three (3) Business Days' prior written notice (such notice to detail the allocation between a Cash Interest Payment and one or more of the Non-Cash Payment Methods available with respect to the Interest Payment due on such Interest Payment Date); provided, that at all times prior to the Consolidation Date, Interest Payments shall be made by one or more of the Non-Cash Payment Methods to be so elected by the Company unless, in such notice, the Company notifies Holder of its intent to make a Cash Interest Payment.



    Notwithstanding the foregoing, the Company shall be required to make Cash Interest Payments (a) if the Company fails to give the notice of election of Interest Payment on a timely basis; (b) if any event constituting a Triggering Event or an Event of Default, or an event that with the passage of time and without being cured would constitute a Triggering Event or Event of Default, has occurred and is continuing on the Interest Payment Date or any date which is within ten (10) Business Days prior to the Interest Payment Date, unless otherwise consented to in writing by the Holder or Required Holders (in either event constituting consent by the Holder); or (c) if, on such Interest Payment Date or any date which is within ten (10) Business Days prior to such Interest Payment Date, a Registration Statement is not effective and available for the resale by the Holder of all Registerable Securities to be issued on such Interest Payment Date (provided that the Registration Statement shall not be deemed to be effective and available to the extent an Allowable Grace Period is in effect). Any accrued and unpaid Cash Interest Payments which are not paid within two (2) Business Days of such accrued and unpaid Cash Interest Payments' Interest Payment Date shall bear interest from such Interest Payment Date at the rate of the lesser of (i) 10.5% per annum or (ii) the maximum amount of interest allowed to be charged by applicable law for commercial transactions of this nature from such Interest Payment Date until the same is paid in full (the 'Default Interest'). Interest Payments will be paid to the person in whose name this Debenture (or one or more predecessor Debentures) is registered on the records of the Company regarding registration and transfers of the Debentures (the 'Debenture Register'). When issuing Interest Payment Shares, the Company will not issue any fraction of a share of Common Stock. If any such issuance (but for the preceding sentence) would result in the issuance of a fraction of a share of Common Stock, the Company shall round such fraction of a share of Common Stock up or down to the nearest whole share.


    This Debenture is subject to the following additional provisions:

    1. Exchange. The Debentures are exchangeable for an equal aggregate principal amount of Debentures of different denominations, as requested by the Holder surrendering the same. No service charge will be charged to the Holder for such registration transfer or exchange.

    2. Transfers. This Debenture has been issued subject to investment representations of the original purchaser hereof and may be transferred or exchanged in the United States only in compliance with the Securities Act of 1933, as amended (the 'Act'), and applicable state securities laws. Prior to due presentment for transfer of this Debenture, the Company may treat the person in whose name this Debenture is duly registered on the Company's Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and all other purposes, whether or not this Debenture be overdue, and the Company shall not be affected by notice to the contrary.

    3. Definitions. For purposes of this Debenture, the location of defined terms in this Debenture is set forth on the Index of Terms attached hereto and the following terms shall have the following meanings:

        'Allowable Grace Period' shall mean any period during which the Company may, under the provisions of the Registration Rights Agreement, suspend the effectiveness of the Shelf Registration Statement (as defined in the Registration Rights Agreement) without violating the provisions of the Registration Rights Agreement.

        'Bloomberg' shall mean Bloomberg Financial Services, L.P. or any other similar financial reporting service as may be selected from time to time by the Company and Required Holders.

        'Business Day' shall mean any day other than Saturday, Sunday or any other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

        'Change of Control' shall mean: (i) the consolidation, merger or other business combination of the Company with or into another Person (other than (A) a consolidation, merger or other business combination in which holders of the Company's voting power necessary to elect a majority of the members of its board of directors immediately prior to the transaction continue after the transaction to hold, directly or indirectly, the voting power necessary to elect a majority of the members of the board of directors (or their equivalent if other than a corporation) of the surviving entity or entities, or (B) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company),
    (ii) the sale or transfer of all or substantially all of the Company's assets, or (iii) a purchase, tender or exchange offer made to and accepted by the holders, directly or indirectly, of the Company's voting power necessary to elect a majority of the members of its board of directors.

        'Closing Sale Price' shall mean, for any security as of any date, the last closing trade price for such security on the Principal Market as reported by Bloomberg, or if the Principal Market begins to operate on an extended hours basis, and does not designate the closing trade price, then the last trade price at 4:00 p.m., New York City Time, as reported by Bloomberg, or if the foregoing do not apply, the last closing trade price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no last closing trade price is reported for such security by Bloomberg, the last closing ask price of such security as reported by Bloomberg, or, if no last closing ask price is reported for such security by Bloomberg, the average of the highest bid price and the lowest ask price of any market makers for such security as reported in the 'pink sheets' by the National Quotation Bureau, Inc. If the Closing Sale Price cannot be calculated for such security on such date on any of the foregoing bases, the Closing Sale Price of such security on such date shall be the fair market value as mutually determined by the Company and Required Holders. If the Company and Required Holders are unable to agree upon the fair market value of the Common Stock, then such dispute shall be resolved pursuant to Section 8 hereof. All such determinations shall be subject to adjustments from time to time as provided in Section 7 hereof.

        'Collateral' shall mean the property covered by Collateral Documents and any other property, real or personal, tangible or intangible, now existing or hereafter acquired, that may at any time be or become subject to a lien to secure payment and performance of the Obligations.

        'Collateral Agent' shall mean [      ].

        'Collateral Documents' shall mean the Pledge Agreements, the Security Agreements, the Deeds of Trust (if any), and all similar agreements entered into granting a lien upon property to secure payment and performance of the Obligations.

        'Collateral Agent Agreement' shall mean the Collateral Agent Agreement of even date herewith by and among Collateral Agent and the holders of the Debentures, as the same may be amended, restated, supplemented or otherwise modified from time to time.

        'Common Stock' shall mean (i) the Common Stock, no par value, of the Company and (ii) any capital stock into which such Common Stock shall have been changed or any capital stock resulting from a reclassification of such Common Stock and all other stock of any class or classes (however designated) of the Company the holders of which have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference.

        'Conversion Price' shall mean [      ] Dollars ($[      ]), subject to
    adjustment as provided in Section 7 hereof.

        'Deeds of Trust' shall mean the Deeds of Trust on the Real Property to be delivered in accordance with the provisions of Section 16(a) hereof that grant a lien upon the Real Property as security for the Obligations, as each may be amended, supplemented. restated or otherwise modified from time to time.

        'Exchange Agreement' shall mean the Exchange Agreement dated as of
    [      ], 2003, between Sorrento Networks Corporation, a New Jersey corporation ('SNC'), SNI, each holder of the SNC's outstanding Debentures and Debenture Warrants as of the date thereof, and each holder of SNI's Series A Preferred as of the date thereof, as the same may be amended, supplemented, restated or otherwise modified from time to time.

        'Interest Conversion Price' shall mean with respect to any Interest Payment Date, the Closing Sale Price of the Common Stock on the trading day immediately preceding such Interest Payment Date.

        'Issuance Date' shall mean [      ], 2003.

        'Lien' shall mean any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, lien, charge, claim, security interest, easement or encumbrance, or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any lease or title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement perfecting a security interest under the Uniform Commercial Code or comparable law of any jurisdiction).

        'Majority Holders' shall mean, at any time, holders of the Debentures holding more than 50% of the Outstanding Principal Amount of Debentures at such time.

        'Meret' shall mean Meret Optical Communications, Inc., a California corporation.

        'NASDAQ' shall mean any tier of the Nasdaq Stock Market operated by The Nasdaq Stock Market, Inc., a wholly owned subsidiary of the National Association of Securities Dealers, Inc.

        'Net Proceeds' shall mean the cash proceeds of any asset disposition net of (a) reasonable and customary transaction costs and expenses properly attributable to such transaction and payable by the seller in connection therewith (in each case, paid to non-Affiliates), (b) transfer taxes,
    (c) amounts payable to holders of senior Liens (to the extent such Liens constitute Permitted Liens), if any, and (d) an appropriate reserve for income taxes in accordance with GAAP in connection therewith.

        'Non-Cash Payment Methods' shall mean the making of an Interest Payment on any Interest Payment Date pursuant to this Debenture by either
    (i) including such Interest Payment in the Outstanding Principal Amount by the issuance of additional Debentures (A) in an amount not to exceed thirty-three and one-third percent (33.3%) of such Interest Payment due on such date, and (B) in an aggregate amount for all such Interest Payments not to exceed the aggregate amount of two Interest Payments, or (ii) making such Interest Payment (or such portion thereof as is not paid in cash and not paid in kind pursuant to the preceding clause (i)) in fully paid and non assessable shares of Common Stock ('Interest Payment Shares'), in an amount equal to the quotient of the amount of such Interest Payment to be paid in shares of Common Stock divided by the Interest Conversion Price on the applicable Interest Payment Date.


        'Non-Cash Proceeds' shall mean the non-cash proceeds received in connection with asset sale permitted under Section 20.1(d)(ii) of the Security Agreements.



        'Obligations' shall mean all of the indebtedness, obligations and liabilities of Company to the holders of the Debentures, individually or collectively, whether direct or indirect, joint or several, absolute or contingent, due or to become due, now existing or hereafter arising under or in respect of the Debentures, the Collateral Documents, and all other written matter whether heretofore, now or hereafter executed by or on behalf of Company, or any employee of Company, and delivered in connection with the transactions contemplated thereby.


        'Organic Change' shall mean any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company's assets to another Person or other transaction which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock.


        'Permitted Credit Line' shall mean a revolving line of credit in favor of either Company or SNI in a minimum commitment amount of no less than $1,000,000 and a maximum commitment amount of no more than $5,000,000 (or, with the prior written consent of Majority Holders, $10,000,000), secured by all the assets of Company (but expressly excluding the Real Property, the Primary Preferred, and the Non-Cash Proceeds, if any).



        'Permitted Equipment Financing' shall mean debt incurred in the ordinary course of business with respect to the acquisition or capitalized lease of production equipment and related tangible assets in an aggregate principal amount outstanding not to exceed (i) at all times prior to the Consolidation Date, $1,000,000 and (ii) at all times on and after the Consolidation Date, $5,000,000; provided, that any Liens securing any such debt shall be limited to the assets acquired thereby.



        'Permitted Liens' shall mean (i) Liens on property of a Person existing at the time such Person is merged into or consolidated with the Company so long as such Liens were not incurred in anticipation of such merger or consolidation and do not extend to any assets other than those of the Person merged into or consolidated with the Company; (ii) Liens limited to certain property existing at the time of their acquisition by the Company, provided that such Liens were not incurred in anticipation of such acquisition;
    (iii) Liens to secure (or encumbering deposits or bonds securing) the performance of workers compensation, unemployment insurance, social security and other statutory or regulatory obligations (including any Lien securing guarantees or reimbursement obligations relating to letters of credit issued in connection therewith) incurred in the ordinary course of business;
    (iv) Liens for taxes, levies, assessments or governmental charges or claims that are not yet delinquent or that are being contested in good faith by appropriate proceedings; provided that any reserve or other appropriate provision as shall be required in conformity with GAAP shall have been made therefor; (v) Liens securing stay and appeal bonds or judgment Liens in connection with any judgment not giving rise to an Event of Default under
    Section 20(a) hereof; (vi) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, suppliers, materialmen, repairmen and other Liens imposed by law incurred in the ordinary course of business; provided that any reserve or other appropriate provision as shall be required in conformity with GAAP shall have been made therefor; (vii) Liens incurred or deposits made in the ordinary course of business to secure the performance of tenders, surety bonds, bids, leases, government contracts, performance and return-of-money bonds and other similar obligations (including any Lien securing reimbursement obligations relating to letters of credit issued in connection therewith); (viii) easements, rights-of-way, zoning restrictions, reservations, encroachments and other similar encumbrances in respect of real property that do not materially impair the Company's use or the value of such real property; (ix) Liens to secure (or encumbering deposits securing) obligations arising from warranty or contractual service obligations of the Company incurred in the ordinary course of business, including right of offset and set-off; (x) Liens (solely on the assets thereby acquired) securing Permitted Equipment Financing;
    (xi) Liens on assets (other than the Real Property, the Primary Preferred, and the non-cash proceeds) securing a Permitted Credit Line; and
    (xii) Liens existing on the date hereof (and any Liens securing the refinancing of debt secured by such Liens) consisting of deeds of trust, assignments of rent, fixture filings and security agreements pertaining to the Real Property.


        'Person' shall mean an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.


        'Pledge Agreements' shall mean (a) the Pledge Agreement of even date herewith executed by Company in favor of Collateral Agent, pursuant to which company is pledging as of the Issuance Date, the Primary Preferred and all shares of SNI's Series A Preferred owned by Company, and (b) the Pledge Agreement of even date herewith executed by Meret in favor of Collateral Agent, pursuant to which Meret is pledging, as of the Issuance Date, 100% of the outstanding common stock of SNI, as each may be amended, supplemented, restated or otherwise modified from time to time.



        'Primary Preferred' shall mean the [      ] shares of Series B Preferred
    Stock, par value $0.001 per share, represented by certificate No.[      ]
    and pledged by the Company to Collateral Agent under and identified in the schedules to the Company's Pledge Agreement, including all additions thereto and proceeds thereof, together with all of the Company's now existing or hereafter arising rights and interests in or under any related Preferred Stock Purchase Agreement, Co-Sale Agreement, Holders Agreement, and Investor Rights Agreement, and all amendments and modifications thereto and thereof.

        'Principal Market' shall mean NASDAQ or, if the Common Stock is not traded on NASDAQ, then the principal securities exchange or trading market for the Common Stock.

        'Real Property' shall mean the fee interest in the real estate located at (i) 9990 Mesa Rim Road, San Diego, California, and (ii) 9940 Mesa Rim Road, San Diego, California, together with all now existing or hereafter arising rights and interests in buildings, improvements, fixtures, access, easements, rents, and profits related to or located on said real estate.

        'Registration Rights Agreement' shall mean that certain Registration Rights Agreement between the Company and the initial holders of the Debentures relating to the filing of a registration statement covering the resale of the shares of Common Stock issuable upon conversion of the Debentures and payment of Interest Payment Shares, as such agreement may be amended from time to time as provided in such agreement.

        'Registration Securities' shall mean those shares of the Company's Common Stock subject to the Shelf Registration Statement, including all Common Stock issued by the Company pursuant to a Non-Cash Payment Method or pursuant to Section 4 hereof, as all provided for in the Registration Rights Agreement.

        'Required Holders' shall mean, at any time, holders of the Debentures holding 66 2/3% or more of the Outstanding Principal Amount of Debentures at such time.

        'Security Agreements' shall mean (a) the Security Agreement of even date herewith executed by Company in favor of Collateral Agent, (b) the Security Agreement of even date herewith executed by Meret in favor of Collateral Agent, and (c) the Security Agreement of even date herewith executed by SNI in favor of Collateral Agent, as each may be amended, restated, supplemented or otherwise modified from time to time.

        'Shelf Registration Statement' shall mean that certain Shelf Registration Statement provided for in the Registration Rights Agreement.

        'SNI' shall mean Sorrento Networks, Inc., a Delaware corporation.

        'Weighted Average Price' shall mean, for any security as of any date, the dollar volume-weighted average price for such security on the Principal Market during the period beginning at 9:30 a.m., New York City Time, and ending at 4:00 p.m., New York City Time, as reported by Bloomberg through its 'Volume at Price' function or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30 a.m., New York City Time, and ending at 4:00 p.m., New York City Time, as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in the 'pink sheets' by the National Quotation Bureau, Inc. If the Weighted Average Price cannot be calculated for such security on such date on any of the foregoing bases, the Weighted Average Price of such security on such date shall be the fair market value as mutually determined by the Company and Required Holders. If the Company and Required Holders are unable to agree upon the fair market value of the Common Stock, then such dispute shall be resolved pursuant to Section 8 hereof. All such determinations shall be appropriately adjusted for any stock dividend, stock split or other similar transaction during such period.

    4. Conversion at the Option of the Holder. The Holder shall have the following conversion rights:

        (a) Holder's Right to Convert. At any time or times on or after the Closing Date and prior to the Maturity Date, this Debenture is convertible, at the option of the Holder, into fully paid, validly issued and nonassessable shares of Common Stock in accordance with Section 4(e) hereof. If this Debenture remains outstanding on the Maturity Date, this Debenture shall be redeemed by the Company in accordance with Section 5 hereof. The Company shall not issue any fraction of a share of Common Stock upon any conversion. If the issuance (but for the preceding sentence) would result in the issuance of a fraction of a share of Common Stock, the Company shall round such fraction of a share of Common Stock up or down to the nearest whole share.

        (b) Limitations on Number of Conversion Shares. Notwithstanding anything to the contrary contained herein, the Company shall not be obligated, and the Holder shall not be entitled, to convert any of the Debentures in excess of the number of such Debentures upon the conversion of which the sum of (i) the number of shares of Common Stock beneficially owned by the Holder (other than the shares which would otherwise be deemed beneficially owned except for being subject to a limitation on conversion analogous to the limitation contained in this Section 4(b)) plus (ii) the number of shares of Common Stock issuable upon the conversion of such Debentures would be equal to or exceed 9.99% (the 'Exchange Cap') of the number of shares of Common Stock then issued and outstanding (after giving effect to such conversion), it being the intent of the Company and the Holder that the Holder not be deemed at any time to have the power to vote or dispose of greater than 9.99% of the number of shares of Common Stock issued and outstanding. As used herein, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the 'Exchange Act'). For purposes of this Section 4(b), in determining the number of outstanding shares of Common Stock, a the Holder may rely on the number of outstanding shares of Common Stock as reflected in (1) the Company's most recent Form 10-Q, Form 10-K or other public filing with the SEC, as the case may be, (2) a more recent public announcement by the Company, or (3) any other notice by the Company or its transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written request of the Holder, the Company shall promptly, but in no event later than one (1) Business Day following the receipt of such notice, confirm in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to conversions of Debentures by the Holder and its affiliates since the date as of which such number of outstanding shares of Common Stock was reported. Nothing contained herein shall be deemed to restrict the right of the Holder to convert the Debentures at such time as the conversion thereof will not violate the provisions of this Section 4(b).

        (c) Partial Conversion. If this Debenture is converted in part, the remaining portion of this Debenture not so converted shall remain entitled to the conversion rights provided herein.

        (d) Determination of Conversion Shares. Subject to Section 7 hereof, the Outstanding Principal Amount of this Debenture that is converted into shares of Common Stock shall be convertible into the number of shares of Common Stock (rounded up or down to the nearest whole share) which results from application of the following formula:

                                        P
                               ------------------
                                Conversion Price

    P = Outstanding Principal Amount of this Debenture submitted for conversion including accrued interest thereon.

    The number of shares of Common Stock into which this Debenture will be converted pursuant to the foregoing formula is hereafter referred to as the 'Conversion Rate.'

        (e) Mechanics of Conversion. The conversion of this Debenture shall be conducted in the following manner:

           (i) Holder's Delivery Requirements. To convert this Debenture (in whole or in part) into shares of Common Stock on any date, the Holder shall (A) transmit by facsimile (or otherwise deliver), on or prior to 11:59 p.m., New York City Time, on such date, a copy of a fully completed notice of conversion executed by the Holder in the form attached hereto as Exhibit 4(e)(i) (the 'Conversion Notice') to the Company and the Company's designated transfer agent (the 'Transfer Agent'), and (B) if required by Section 9 hereof, surrender to a common carrier for delivery to the Company as soon as practicable following such date this Debenture.

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


           (ii) Company's Response. Upon receipt by the Company of copy of a Conversion Notice, the Company shall (A) as soon as practicable, but in any event within three (3) Business Days, send, by facsimile, a confirmation of receipt of such Conversion Notice to the Holder and the Transfer Agent, which confirmation shall constitute an instruction to the Transfer Agent to process such Conversion Notice in accordance with the terms herein, and (B) then on or before the fifth (5th) Business Day following the date of receipt by the Company of such Conversion Notice (the 'Share Delivery Date'), (1) issue and deliver to the address as specified in the Conversion Notice, a certificate, registered in the name of the Holder or its designee, for the number of shares of Common Stock to which the Holder shall be entitled, or (2) provided the Transfer Agent is participating in The Depository Trust Company ('DTC') Fast Automated Securities Transfer Program, upon the request of the Holder, credit such aggregate number of shares of Common Stock to which the Holder shall be entitled to the Holder's or its designee's balance account with DTC through its Deposit Withdrawal Agent Commission system. If the specified principal amount submitted for conversion is less than the then Outstanding Principal Amount of this Debenture and the Holder has delivered this Debenture to the Company in accordance with Section 9 hereof, then the Company shall, as soon as practicable and in no event later than five (5) Business Days after receipt of this Debenture (the 'Debenture Delivery Date') and at its own expense, issue and deliver to the Holder a new Debenture representing the Outstanding Principal Amount not converted. The effective date of conversion (the 'Conversion Date') shall be deemed to be the date on which the Company receives by facsimile the Conversion Notice, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

           (iii) Company's Failure to Timely Convert.

               (A) Cash Damages. If (1) within five (5) Business Days after the Company's receipt of the facsimile copy of a Conversion Notice the Company has failed to issue and deliver a certificate to the Holder or credit the Holder's balance account for the number of shares of Common Stock to which the Holder is entitled upon the Holder's conversion of this Debenture, or (2) within five (5) Business Days of the Company's receipt of this Debenture the Company has failed to issue and deliver a Debenture representing the Outstanding Principal Amount of this Debenture not so converted, then in addition to all other available remedies which the Holder may pursue hereunder and under the Exchange Agreement, the Company shall pay additional damages in cash to the Holder for each day after the Share Delivery Date that such conversion is not timely effected and/or each day after the Debenture Delivery Date that this Debenture is not delivered in an amount equal to 0.5% of the product of (I) the sum of the number of shares of Common Stock not issued to the Holder on or prior to the Share Delivery Date and to which the Holder is entitled as set forth in the applicable Conversion Notice and, in the event the Company has failed to deliver a Debenture to the Holder on or prior to the Debenture Delivery Date, the number of shares of Common Stock issuable upon conversion of this Debenture as of the Debenture Delivery Date, and (II) the Closing Sale Price of Common Stock on the Share Delivery Date, in the case of the failure to deliver Common Stock, or the Debenture Delivery Date, in the case of failure to deliver a Debenture. If the Company fails to pay the additional damages set forth in this Section 4(e)(iii)(A) within five (5) Business Days of the date incurred, then the Holder shall have the right at any time, so long as the Company continues to fail to make such payments, to require the Company, upon written notice, to immediately issue, in lieu of such cash damages, the number of shares of Common Stock equal to the quotient of (X) the aggregate amount of the damages payments described herein divided by (Y) the Conversion Price, rounded up to the nearest whole share.

               (B) Void Conversion Notice; Adjustment of Conversion Price. If for any reason the Holder has not received all of the shares of Common Stock to which the Holder is entitled prior to the tenth
           (10th) Business Day after the Share Delivery Date with respect to a conversion of this Debenture, then the Holder upon written notice to the Company, with a copy to the Transfer Agent, may void its Conversion Notice; provided, that the voiding of the Holder's Conversion Notice shall not effect the Company's obligations to make any payments which have accrued prior to the date of such notice. Thereafter, the Conversion Price for that portion of this Debenture subject to a Void Conversion Notice shall be adjusted to the lesser of (1) the Conversion Price as in effect on the date on which the Holder voided the Conversion Notice and (2) the lowest Weighted Average Price of the Common Stock during the period beginning on the applicable Conversion Date and ending on the date the Holder voided the Conversion Notice, subject to further adjustment as provided in this Debenture.

               (C) Conversion Failure. If for any reason the Holder has not received all of the shares of Common Stock to which the Holder is entitled prior to the tenth (10th) Business Day after the Share Delivery Date with respect to a conversion of this Debenture (a 'Conversion Failure'), then the Holder, upon written notice to the Company, may require that the Company redeem the entire Outstanding Principal Amount of all Debentures held by the Holder in an amount equal to 101% of such Outstanding Principal Amount, including (except to the extent the Holder has exercised its remedy under Section 4(e)(iv)(B) hereof) the specified principal amount previously submitted for conversion and with respect to which the Company has not delivered shares of Common Stock, in accordance with Section 4 hereof.

           (iv) In addition to any other rights available to the Holder, if the Company fails to deliver to the Holder a certificate or certificates representing the Common Stock pursuant to Section 4(e)(ii) hereof by the tenth (10th) Business Day after the Share Delivery Date, and if on or after such tenth (10th) Business Day after the Share Delivery Date the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Common Stock which the Holder anticipated receiving upon such exercise (a 'Buy-In'), then the Company shall, to the extent such a payment is not then prohibited or restricted under this Debenture or under any then existing Permitted Credit Line, (A) pay in cash to the Holder the amount by which (1) the Holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds
       (2) the amount obtained by multiplying (x) the number of shares of Common Stock that the Company was required pursuant to Section 4(e)(ii) hereof to deliver to the Holder in connection with the exercise at issue and not delivered by (y) the per share market value in the Holder's sale transaction giving rise to such covering purchase, and (B) if the Holder has not exercised remedies under Section 4(e)(iii)(C) hereof with respect to the specified principal amount previously submitted for conversion, deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations under Section 4(e)(ii) hereof. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 as a Buy-In to cover a sale of shares anticipated to be received upon a conversion where the net proceeds of such sale totaled $10,000, under clause (A) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In, including all pertinent details of the covering buy transaction and the sale transaction so covered.

    5. Redemption by the Company.

    (a) The Company may redeem in cash all or a portion of the Outstanding Principal Amount of the Debentures on a pro rata basis at any time prior to the Maturity Date upon thirty (30) days' prior written notice to the holders of the Debentures.


    (b) The Company shall redeem in cash all or a portion of the Outstanding Principal Amount of the Debentures on a pro rata basis in an aggregate amount equal to, to the extent permitted in accordance with Section 20 of the Security Agreement, the Net Proceeds of any sale of (A) the Real Property, (B) the Primary Preferred (C) the non-cash proceeds (including any proceeds collected or distributed on account thereof), and (D) all or substantially all of the intellectual property rights of Company and its Subsidiaries outside of the ordinary course of business pursuant to which Company or such Subsidiary will be defeased of its economic interest in such property rights, in each case within three (3) Business Days of receipt of such cash proceeds; provided, that any such redemption will not be required in connection with a sale that constitutes a change in control or organic change.


    (c) The Company shall redeem in cash the Outstanding Principal Amount of this Debenture on the Maturity Date in an amount equal to 100% of the portion of the Outstanding Principal Amount of the Debenture plus accrued interest as of such date. If the Company fails to redeem the entire portion of the Outstanding Principal Amount on the Maturity Date, then in addition to any remedy the Holder may have under this Debenture, the Exchange Agreement and the Registration Rights Agreement, the unredeemed Outstanding Principal Amount shall bear Default Interest, prorated for partial months, until paid in full.

    (d) On the applicable date of any redemption under this Section 5, the Company shall pay the redeemed amount to the Holder by wire transfer of immediately available funds to an account designated in writing by the Holder.

    6. Redemption at Option of Holders.

    (a) Redemption Option Upon Triggering Event. In addition to all other rights of the Holder contained herein, after a Triggering Event, the Holder shall have the right, at the Holder's option, to require the Company to redeem all or a portion of the Debentures held by the Holder at a price equal to the greater of
(i) 101% of the Outstanding Principal Amount of the portion of the Debenture being redeemed plus accrued and unpaid interest thereon and (ii) the product of
(A) the aggregate number of shares of Common Stock for which the Outstanding Principal Amount of the Debenture being redeemed would be converted into as of the date immediately preceding the Triggering Event without regard to any limitations to conversions contained herein multiplied by (B) the greater of (x) the Conversion Price and (y) the Closing Sale Price then most recently reported (the 'Triggering Event Redemption Price').

    (b) 'Triggering Event.' A 'Triggering Event' shall be deemed to have occurred at such time as any of the following events:

        (i) while the Registration Statement is required to be maintained effective pursuant to the terms of the Registration Rights Agreement, the effectiveness of the Registration Statement lapses or is suspended for any reason (including, without limitation, the issuance of a stop order) or is unavailable to the Holder for sale of all of the Registrable Securities in accordance with the terms of the Registration Rights Agreement, and such lapse or unavailability continues for a period of five (5) consecutive trading days (excluding days during an Allowable Grace Period);

        (ii) the suspension from trading or failure of the Common Stock to be listed on its Principal Market for a period of five (5) consecutive trading days or for more than an aggregate of ten (10) trading days in any 365-day period;

        (iii) the Company's notice or the Transfer Agent's notice, at the Company's direction, to any holder of the Debentures, including by way of public announcement, at any time, of its intention not to comply, as required, with a request for conversion of any Debentures into shares of Common Stock that is tendered in accordance with the provisions of the Debentures; or

        (iv) a Conversion Failure.

    (c) Mechanics of Redemption at Option of Buyer Upon Triggering Event. Within two (2) Business Days after the occurrence of a Triggering Event, the Company shall deliver written notice thereof via facsimile and overnight courier ('Notice of Triggering Event') to each holder of Debentures. At any time after the earlier of a holder's receipt of a Notice of Triggering Event and such holder becoming aware of a Triggering Event, any holder of Debentures then outstanding may require the Company to redeem the Debentures held by it by delivering written notice thereof via facsimile and overnight courier ('Notice of Redemption at Option of Buyer') to the Company, which Notice of Redemption at Option of Buyer shall indicate the Outstanding Principal Amount of the Debenture that such holder is electing to redeem.

    (d) Payment of Triggering Event Redemption Price. Upon the Company's receipt of a Notice(s) of Redemption at Option of Buyer from any holder of Debentures, the Company shall immediately notify each holder of Debentures by facsimile of the Company's receipt of such notice(s). The Company shall deliver on the fifth
(5th) Business Day after the Company's receipt of the first Notice of Redemption at Option of Buyer the Triggering Event Redemption Price to all holders that deliver a Notice of Redemption at Option of Buyer prior to the fifth (5th) Business Day after the Company's receipt of the first Notice of Redemption at Option of Buyer; provided that, if required by Section 9, a holder's Debentures shall have been delivered to the Transfer Agent. If the Company is unable to make payment in respect of all of the Debentures for which the redemption option has been exercised, the Company shall (i) redeem a pro rata amount from each holder of Debentures based on the Outstanding Principal Amount of the Debentures submitted for redemption by such holder relative to the aggregate principal Amount of the Debentures submitted for redemption by all holders of Debentures and (ii) in addition to any remedy such holder of Debentures may have, pay to each holder Default Interest (prorated for partial months) in respect of the Outstanding Principal Amount of each Debenture not redeemed in full pursuant to such holder's election until paid in full.

    (e) Void Redemption. In the event that the Company does not pay the Triggering Event Redemption Price within the time period set forth in Section 6(d) hereof, at any time thereafter and until the Company pays such unpaid applicable Triggering Event Redemption Price in full, a holder of Debentures shall have the option (the 'Void Optional Redemption Option') to, in lieu of redemption, require the Company to promptly return to such holder any or all of the Debentures that were submitted by such holder under this Section 6 and for which the applicable Triggering Event Redemption Price (together with any interest thereon) has not been paid, by sending written notice thereof to the Company via facsimile (the 'Void Optional Redemption Notice'). Upon the Company's receipt of such Void Optional Redemption Notice, (i) the Notice of Redemption at Option of Buyer shall be null and void with respect to the Outstanding Principal Amount of the Debentures subject to the Void Optional Redemption Notice, (ii) the Company shall immediately return any Debentures subject to the Void Optional Redemption Notice, and (iii) the Conversion Price of such returned Debentures shall be adjusted to the lesser of (A) the Conversion Price as in effect on the date on which the Void Optional Redemption Notice is delivered to the Company and (B) the lowest Weighted Average Price of the Common Stock during the period beginning on the date on which the Notice of Redemption at Option of Buyer is delivered to the Company and ending on the date on which the Void Optional Redemption Notice is delivered to the Company.

    (f) Miscellaneous. A holder's delivery of a Void Optional Redemption Notice and exercise of its rights following such notice shall not affect the Company's obligations to make any payments with respect to the Outstanding Principal Amount of the Debentures subject to the Void Optional Redemption Notice which have accrued prior to the date of such notice. In the event of a redemption pursuant to this Section 6 of less than all of the Outstanding Principal Amount represented by a particular Debenture, the Company shall promptly cause to be issued and delivered to the holder of such Debenture a new Debenture representing the remaining Outstanding Principal Amount which has not been redeemed, if necessary.

    7. Adjustments to Conversion Price.

    (a) Adjustments of Standard Conversion Price upon Subdivision or Combination of Common Stock. If the Company at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company at any time combines (by combination, reverse stock split or otherwise) its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased.

    (b) Anti-Dilution. In addition to the adjustments provided by Section 7(a), each holder of the Debentures who is an 'Exchanging Holder' under and as defined in the Exchange Agreement will be entitled to the anti-dilution protections set forth in Exhibit 7(b) attached hereto.

    (c) Notices.

        (i) Immediately upon any adjustment of the Conversion Price arising under Sections 7(a) and (b) hereof, the Company will give written notice thereof to the Holder, setting forth in reasonable detail, and certifying, the calculation of such adjustment. In the case of a dispute as to the determination of such adjustment, then such dispute shall be resolved in accordance with the procedures set forth in Section 8 hereof.

        (ii) The Company will give written notice to the Holder at least ten
    (10) Business Days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any pro rata subscription offer to holders of Common Stock or (C) for determining rights to vote with respect to any Organic Change, Change of Control, dissolution or liquidation, provided that such information shall be made known to the public prior to or in conjunction with such notice being provided to such Holder.

        (iii) The Company will also give written notice to the Holder at least ten (10) Business Days prior to the date on which any Organic Change, Change of Control, dissolution or liquidation will take place, provided that such information shall be made known to the public prior to or in conjunction with such notice being provided to the Holder.

    (d) Taxes. The Company shall pay any and all documentary, stamp, transfer (but only in respect of the registered holder thereof) and other similar taxes that may be payable with respect to the issuance and delivery of Common Stock upon the conversion of Debentures.


    8. Dispute Resolution. In the case of a dispute as to the determination of the Closing Sale Price, the Weighted Average Price or adjustments to the Conversion Price under Section 7 hereof, or the arithmetic calculation of the number of Conversion Shares or the Triggering Event Redemption Price, the Company shall instruct the Transfer Agent to issue to the Holder the number of shares of Common Stock that is not disputed and shall transmit an explanation of the disputed determinations or arithmetic calculations to the Holder by facsimile within three (3) Business Days of receipt of the Holder's Conversion Notice or of Holder's written objection to a determination or calculation provided to Holder by the Company. If the Holder and the Company are unable to agree upon the determination or arithmetic calculation at issue within five (5) Business Days of such disputed determination or arithmetic calculation being transmitted to the Holder, then the Company shall within one (1) Business Day submit by facsimile (A) the disputed determination to Houlihan Lokey Howard & Zukin or another independent, reputable investment bank selected by the Company and approved by Required Holders or (B) the disputed arithmetic calculation to the Company's independent, outside accountant. The Company shall cause the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the holders of the results no later than five (5) Business Days from the time it receives the disputed determinations or calculations. Such investment bank's or accountant's determination or calculation, as the case may be, shall be binding upon all parties absent manifest error. Such investment bank or accountant shall be engaged by the Company and all fees and expenses of such investment bank or accountant shall be paid by the Company.


    9. Book-Entry. Notwithstanding anything to the contrary set forth herein, upon conversion of this Debenture in accordance with the terms hereof, the Holder may, but shall not be required to, physically surrender the Debenture to the Company unless the entire Outstanding Principal Amount is being converted or such conversion is a Maturity Date Mandatory Conversion. The Holder and the Company shall maintain records showing the principal amount so converted and the dates of such conversions or shall use such other method, reasonably satisfactory to the Holder and the Company, so as not to require physical surrender of the Debenture upon each such partial conversion. In the event of any dispute or discrepancy, such records of the Company establishing the then Outstanding Principal Amount shall be controlling and determinative in the absence of manifest error. Notwithstanding the foregoing, if the principal amount represented by the Debenture is converted as aforesaid, the Holder may not transfer the Debenture unless the Holder first physically surrenders the Debenture to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Debenture or Debentures of like tenor, registered as the Holder may request, representing in the aggregate the Outstanding Principal Amount represented by such Debenture, as provided in
Section 4(e)(ii) hereof. The Holder and any assignee, by acceptance of a Debenture, acknowledge and agree that, by reason of the provisions of this
Section 9, following conversion of any portion of the Debenture, the Outstanding Principal Amount of the Debenture may be less than the amount stated on the face hereof. Each Debenture shall bear the following legend:

       THE OUTSTANDING PRINCIPAL AMOUNT REPRESENTED BY THIS DEBENTURE MAY BE LESS THAN THE AMOUNT STATED ON THE FACE HEREOF PURSUANT TO
       SECTION 9 HEREOF.

In addition to the foregoing, if Holder elects to physically surrender this Debenture upon a partial conversion even where no transfer is contemplated, the Company shall issue a Debenture representing the Outstanding Principal Amount of this Debenture not so converted, as provided in Section 4(e)(ii) hereof.

    10. Organic Changes; Change of Control. No sooner than twenty (20) Business Days nor later than ten (10) Business Days prior to the consummation (the 'Consummation Date') of an Organic Change or Change of Control, but not prior to the public announcement of such Organic Change or Change of Control, the Company shall deliver written notice thereof by facsimile and overnight courier (a 'Notice of Change') to each holder of Debentures indicating the Company's (or its successor's) intent to either:

        (a) secure from the Person purchasing such assets or the successor (if other than the Company or a successor who assumes the liabilities of the Company as a matter of law (such assumption as a matter of law to be confirmed to the holders of the Debentures by a legal opinion to such effect from legal counsel to the Company) resulting from such Organic Change or Change of Control (in each case, the 'Acquiring Entity') as of the Consummation Date, a written agreement unconditionally assuming the obligations of the Company with respect to the Debentures; or

        (b) redeem on the Consummation Date all of the Debentures at a price equal to 100% of the then Outstanding Principal Amount of the Debenture plus accrued interest as of such date.

    11. Reservation of Stock Issuable Upon Conversion. The Company shall, so long as any of the Debentures are outstanding, take all action necessary to reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Debentures, such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion at the Conversion Price (as adjusted in accordance with Section 7 hereof) of all of the Debentures then outstanding. The initial number of shares of Common Stock reserved for conversion of the Debentures and each increase in the number of shares so reserved shall be allocated pro rata among the holders of the Debentures based on the Outstanding Principal

Amount of the Debentures held by each holder at the time of issuance of the Debentures or increase in the number of reserved shares, as the case may be. In the event a holder shall sell or otherwise transfer any portion of the Outstanding Principal Amount of such holder's Debentures, each transferee shall be allocated a pro rata portion of the number of reserved shares of Common Stock reserved for such transferor. Any shares of Common Stock reserved and allocated to any Person which ceases to hold any Debentures shall be allocated to the remaining holders of Debentures, pro rata based on the Outstanding Principal Amount of Debentures then held by such holders.

    12. No Reissuance of Debentures. No Debentures acquired by the Company by reason of redemption, purchase, conversion or otherwise shall be reissued, and all such Debentures shall be retired. Other than additional Debentures issued as part of a Non-Cash Payment Method permitted by the Debentures, no additional Debentures shall be authorized or issued without the consent of Required Holders.

    13. No Impairment. The Company shall not intentionally take any action which would impair the rights and privileges of the Debentures set forth herein or the Holders thereof.

    14. Incurrence of Debt; Liens. Except with the prior written consent of Required Holders, the Company shall not, and shall not permit any of its Subsidiaries, to


        (a) issue, incur or guarantee any debt (including any and all obligations of the Company or any of its Subsidiaries evidenced by any (A) bond, (B) debenture, (C) note, (D) other like written obligation to pay money, including any Subsidiary preferred stock, or (E) at all times prior to the Consolidation Date, capital synthetic or operating lease), other than
    (i) debt constituting a Permitted Equipment Financing; (ii) a Permitted Credit Line entered into following the Consolidation Date; (iii) trade payables arising in the ordinary course of business consistent with past practices; and (iv) debt incurred in a refinancing of debt existing on the date hereof and secured by Liens on the Real Property senior to the Liens thereon (provided that the principal amount of such refinancing indebtedness shall not exceed the sum of (A) the principal amount of the indebtedness so refinanced, (B) the amount of any premium or penalty paid in connection with such refinancing, and (C) the reasonable expenses incurred in connection with such refinancing, and provided that the Liens securing such refinanced debt are limited to those assets subject to Liens securing the debt being refinanced and that the maturity date of such refinancing indebtedness is later than the maturity date of the indebtedness being refinanced);


        (b) create or suffer to exist any lien, mortgage, security interest, charge or other encumbrance upon or with respect to any of its properties, rights or other assets (other than Permitted Liens); or


        (c) make any transfer of assets to its Subsidiaries or other Affiliate except in the ordinary course of and pursuant to the reasonable requirements of Company's business and upon fair and reasonable terms that are no less favorable to Company than would be obtained in a comparable arm's length transaction with a Person not an Affiliate of Company.


    15. Secured Obligations. The obligations of the Company represented by this Debenture are secured by the Collateral and entitled to the benefits of the Collateral Documents.

    16. Post-Issuance Date Covenants.

    (a) By no later than the one year anniversary of the Issuance Date, Company
(i) shall cause SNI, Meret and Sorrento Valley Real Estate Holdings, LLC, a California limited liability company, to be merged with and into Company, with Company as the surviving entity, (ii) shall deliver second priority Deeds of Trust with respect to the Real Property, as security for the Obligations substantially in the form attached hereto as Exhibit 1.6, and (iii) shall obtain from the holders of any senior Deeds of Trust on the Real Property their written consent to the matters described in the immediately preceding clauses (i) and
(ii). The date all of the conditions set forth in clauses (i), (ii) and (iii) are satisfied shall be the 'Consolidation Date.'

    (b) At all times prior to the Consolidation Date, Company and SNI shall be parties to written leases, as lessees, with respect to the Real Property for a base rent in an amount of not less the sum of all property taxes, insurance, and debt service on the senior Deeds of Trust with respect to such Real Property.


    17. Obligations Absolute. No provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the Outstanding Principal Amount of, and interest on, this Debenture at the time, place and rate, and in the manner, herein prescribed.

    18. Waivers of Demand, Etc. The Company hereby expressly waives demand and presentment for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, notice of acceleration or intent to accelerate, bringing of suit and diligence in taking any action to collect amounts called for hereunder and will be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of and without any notice, diligence, act or omission as or with respect to the collection of any amount called for hereunder.

    19. Replacement Debentures. In the event that any Holder notifies the Company that its Debenture(s) have been lost, stolen or destroyed, replacement Debenture(s) identical in all respects to the original Debenture(s) (except for registration number and Outstanding Principal Amount, if different than that shown on the original Debenture(s)) shall be issued by the Company to the Holder, provided that the Holder executes and delivers to the Company an agreement reasonably satisfactory to the Company to indemnify the Company from any loss incurred by it in connection with such Debenture(s).

    20. Payment of Expenses. The Company agrees to pay all reasonable expenses, including reasonable attorneys' fees, which may be incurred by the Holder in enforcing the provisions of this Debenture and/or collecting any amount due under this Debenture, the Exchange Agreement the Registration Rights Agreement, or the Collateral Documents, including, without limitation, all reasonable fees and expenses of professionals (including attorneys, accountants and appraisers) engaged by Holders or by Collateral Agent to enforce or protect the Liens of Collateral Agent, for the benefit of Collateral Agent and Holders, including but not limited to any reasonable professional fees and expenses incurred in any bankruptcy or reorganization case or insolvency proceeding (including an assignment for the benefit of creditors) related to the Company or any of its subsidiaries.

    21. Defaults. The following shall constitute 'Events of Default':

        (a) The Company shall default in the payment of (i) interest on this Debenture, and such default shall continue for two (2) Business Days after the due date thereof, or (ii) the Outstanding Principal Amount of this Debenture when due (including upon a redemption in accordance with Section 5 of 6 hereof); or

        (b) Any money judgment (including any arbitration award, but only if reduced to a judgment), writ or warrant of attachment, or similar process in excess of One Million Dollars ($1,000,000) in the aggregate shall be entered or filed against the Company, its subsidiaries or any of their properties or other assets and which shall remain unpaid, unvacated, unbonded or unstayed for a period of sixty (60) days; or

        (c) Any of the representations or warranties made by the Company or any of its subsidiaries herein, in any Collateral Document, the Exchange Agreement, the Registration Rights Agreement, or in any certificate or financial or other statements heretofore or hereafter furnished by or on behalf of the Company in connection with the execution and delivery of this Debenture, any Collateral Document or the Exchange Agreement shall be false or misleading in any material respect at the time made and such condition (to the extent capable of being cured) shall continue uncured for a period of twenty (20) days after notice from Holder of such condition; or

        (d) The Company or any of its subsidiaries shall fail to perform or observe in any respect any covenant or agreement in any Collateral Document, the Exchange Agreement, the Registration Rights Agreement or this Debenture, including, without limitation, the failure to honor any Conversion Notice and deliver shares pursuant thereto, and such failure shall continue uncured for a period of twenty (20) days after notice from Holder of such failure; or

        (e) The Company or any of its subsidiaries shall (i) become insolvent;
    (ii) admit in writing its inability to pay its debts generally as they mature; (iii) make an assignment for the benefit of creditors or commence proceedings for its dissolution; or (iv) apply for or consent to the appointment of a trustee, liquidator or receiver for it or for a substantial part of its property or business; or

        (f) A trustee, liquidator or receiver shall be appointed for the Company or any of its subsidiaries or for a substantial part of its property or business without its consent and shall not be discharged within sixty (60) days after such appointment; or

        (g) Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company or any of its subsidiaries and shall not be dismissed within sixty
    (60) days thereafter; or

        (h) Bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings, or relief under any bankruptcy law or any law for the relief of debt, shall be instituted by or against the Company or any of its subsidiaries and, if instituted against the Company or any such subsidiary, shall not be dismissed within sixty (60) days after such the Company or such subsidiary shall by any action or answer approve of, consent to, or acquiesce in any such proceedings or admit to any material allegations of, or default in answering a petition filed in any such proceeding; or

        (i) The Company or any of its subsidiaries shall fail to pay any debt for borrowed money or other similar obligation or liability ('Indebtedness') (excluding Indebtedness evidenced by this Debenture) in excess of $1,000,000 in the aggregate, or any interest or premium thereon, when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Indebtedness, or any other default under any agreement or instrument relating to any such Indebtedness, or any other event, shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such default or event is to accelerate, or to permit the acceleration of, the maturity of such Indebtedness; or any such Indebtedness shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof; provided, that, notwithstanding anything to the contrary contained in this Debenture, any acceleration of indebtedness secured by Liens on the Real Property senior to the Liens thereon created by the Deeds of Trust shall not constitute an Event of Default hereunder at any time prior to the recordation of a notice of sale (within the meaning of Section 2924f of the California Civil Code) with respect thereto.

    Unless an Event of Default shall have been waived in writing by Required Holders (which waiver shall not be deemed to be a waiver of any subsequent default), at the option of Required Holders, the Outstanding Principal Amount of the Debentures may be declared immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, anything herein or in any other instruments contained to the contrary notwithstanding, and the Holder may immediately, and without expiration of any period of grace, enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law; provided, that upon the occurrence of an Event of Default specified in clause (h) above, the Debentures automatically shall become immediately due and payable without presentment, demand, protest or notice of any kind. In such event, this Debenture shall be redeemed at a redemption price equal to 101% of the Outstanding Principal Amount of the Debenture, plus accrued interest on this Debenture (including Default Interest from and after the occurrence of the Event of Default until redemption). Any such interest which is not paid when due shall, to the maximum extent permitted by law, accrue interest until paid at the rate from time to time applicable to interest on the Debentures as to which the Event of Default has occurred.

    22. Savings Clause. In case any provision of this Debenture is held by a court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Debenture will not in any way be affected or impaired thereby.

    23. Entire Agreement. This Debenture, and the agreements referred to in this Debenture constitute the full and entire understanding and agreement between the Company and the Holder with respect to the subject hereof.

    24. Assignment, Etc. The Holder may, subject to compliance with the Exchange Agreement, to applicable federal and state securities laws, transfer or assign this Debenture or any interest herein and may pledge, encumber or transfer any of its rights or interest in and to this Debenture or any part hereof and, without limitation, each assignee, transferee and pledgee (which may include any affiliate of the Holder) shall have the right to transfer or assign its interest. Each such assignee, transferee and pledgee shall have all of the rights of the Holder under this Debenture. The Company agrees that, subject to compliance with the Exchange Agreement, after receipt by the Company of written notice of assignment from the Holder or from the Holder's assignee, all principal, interest and other amounts which are then, and thereafter become, due under this Debenture shall be paid to such assignee, transferee or pledgee at the place of payment designated in such notice. This Debenture shall be binding upon the Company and its successors and shall inure to the benefit of the Holder and its successors and assigns.


    25. Amendments and Waivers. Except as hereinafter set forth in this Section 25, this Debenture may be supplemented or amended, and any non-compliance with the terms of this Debenture may be waived (prospectively or retrospectively), by written instrument signed (in counterparts) by the Company and Required Holders (even if not signed by Holder). However, notwithstanding the foregoing, without the consent of each Holder affected, a supplement, amendment or waiver may not (with respect to Debentures held by a non-consenting holder):


        (a) change the definition of Required Holders or change the terms of this Section 25;

        (b) reduce the Outstanding Principal Amount of a Debenture, or change the Maturity Date;

        (c) reduce the interest rate;

        (d) amend the provisions of Section 6 hereof (including any related definitions) in a manner adverse to the holders of the Debentures;

        (e) change the calculation of Conversion Shares set forth in Section 4(d) in a manner adverse to the holders of the Debentures;

        (f) otherwise impair any holder of the Debentures' right to receive payments of interest when due; provided, that notwithstanding the generality of the forgoing, Required Holders may waive payment of any Cash Interest Payment so long as (i) such Cash Interest Payment remains unpaid for not more than one year, (ii) such unpaid Cash Interest Payment accrues Default Interest, and (iii) not more than one other Cash Interest Payment remains unpaid at the time of such waiver; or

        (g) otherwise impair any holder of the Debentures' right to receive payments of principal when due.

    26. No Waiver. No failure on the part of the Holder to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Holder of any right, remedy or power hereunder preclude any other or future exercise of any other right, remedy or power. Each and every right, remedy or power hereby granted to the Holder or allowed it by law or other agreement shall be cumulative and not exclusive of any other, and may be exercised by the Holder from time to time.

    27. Miscellaneous. Unless otherwise provided herein, any notice or other communication to a party hereunder shall be sufficiently given if in writing and personally delivered or sent by facsimile with copy sent in another manner herein provided or sent by overnight courier or mailed to said party by certified mail, return receipt requested, at its address provided for in the Exchange Agreement or such other address as either may designate for itself in such notice to the other and communications shall be deemed to have been received when delivered personally, on the scheduled arrival date when sent by next day or 2-day courier service or if sent by facsimile upon receipt of transmittal confirmation or if sent by mail then three days after deposit in the mail. Whenever the sense of this Debenture requires, words in the singular shall be deemed to include the plural and words in the plural shall be deemed to include the singular. If more than one company is named herein, the liability of each shall be joint and several. Paragraph headings are for convenience only and shall not affect the meaning of this document.

    28. Choice of Law and Venue; Waiver of Jury Trial. THIS DEBENTURE SHALL BE CONSTRUED UNDER THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW OR CHOICE OF LAW (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW). The parties hereto hereby agree that all actions or proceedings arising directly or indirectly from or in connection with this Debenture shall be litigated only in the United States District Court for the Southern District of New York located in New York County, New York or in a state court located in the borough of Manhattan. The parties hereto consent to the exclusive jurisdiction and venue of the foregoing courts and consent that any process or notice of motion or other application to either of said courts or a judge thereof may be served inside or outside the State of New York or the Southern District of New York by registered mail, return receipt requested, directed as provided in Section 26 hereof (and service so made shall be deemed complete five (5) days after the same has been posted as aforesaid) or by personal service or in such other manner as may be permissible under the rules of said courts. The parties hereto hereby waive any right to a jury trial in connection with any litigation pursuant to this Debenture.

    29. Rule 144. The Company agrees to use its reasonable best efforts to:

        (a) make and keep public information available, as those terms are understood and defined in Rule 144 promulgated under the Securities Act ('Rule 144'), at all times;

        (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the Securities Exchange Act; and

        (c) furnish to any Holder, forthwith upon request, a written statement by the Company (provided true at the time) that it has complied with the applicable reporting and filing requirements of the Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as may be reasonably requested to permit any such Holder to take advantage of any rule or regulation of the SEC permitting the selling of any such securities without registration.

                                                                 EXHIBIT 4(e)(i)

      (To be Executed by Registered Holder in order to Convert Debenture)
                             CONVERSION NOTICE FOR
              7.5% SENIOR CONVERTIBLE DEBENTURE DUE AUGUST 2, 2004


    The undersigned, as Holder of the 7.5% Senior Convertible Debenture Due
August 2, 2007 of SORRENTO NETWORKS CORPORATION (the 'Company'), No.   , in the
outstanding principal amount of $         (the 'Debenture'), hereby elects to
convert $         of the outstanding principal amount of the Debenture into
shares of Common Stock, par value $[    ] per share (the 'Common Stock') of the
Company, according to the conditions of the Debenture, as of the date written below. The undersigned confirms that the representations and warranties
contained in Section [   ] of the Exchange Agreement entered into in connection
with the initial issuance of the Debentures are true and correct as to the undersigned as of the date hereof and that the requested conversion will not violate the limitations contained in Section 4 (b) of the Debenture.


        a. Date of Conversion:  ................................................

        b. Principal Amount of Debentures to be converted:  ....................

        c. Interest accrued (from last Interest Payment Date to Date of
           Conversion) on Principal Amount of Debenture to be converted:  ......

        d. Total amount to be converted (sum of (b) and (c)):  .................

        e. Tax ID Number (If applicable):  .....................................

    Please confirm the following information:  .................................

        f. Conversion Price:  ..................................................

        g. Number of shares of Common Stock to be issued:  .....................

    Please issue the Common Stock into which the Debentures are being converted and, if applicable, any check drawn on an account of the Company in the following name and to the following address:

        Issue to:  .............................................................

        Address:  ..............................................................

        Telephone Number:  .....................................................

        Facsimile Number:  .....................................................

        Authorization:  ........................................................

        By:  ...................................................................

        Title:  ................................................................

        Dated:  ................................................................

        Account Number (if electronic book entry transfer):  ...................

        Transaction Code Number (if electronic book entry transfer):  ..........

           [NOTE TO HOLDER -- THIS FORM MUST BE SENT CONCURRENTLY TO
                                TRANSFER AGENT]

                                 INDEX OF TERMS


DEFINED TERM                                                             SECTION

Acquiring Entity ................................................. Section 10(a)

Act .................................................................. Section 2

Allowable Grace Period ............................................... Section 3

Bloomberg ............................................................ Section 3

Business Day ......................................................... Section 3

Buy-In ........................................................ Section 4(e)(iv)

Cash Interest Payment ................................................. Preamble

Change of Control .................................................... Section 3

Closing Sale Price ................................................... Section 3

Collateral ........................................................... Section 3

Collateral Agent ..................................................... Section 3

Collateral Agent Agreement ........................................... Section 3


Collateral Documents ................................................. Section 3


Common Stock ......................................................... Section 3

Company ............................................................... Preamble


Consolidation Date ............................................... Section 16(a)


Consummation Date ................................................... Section 10

Conversion Date ............................................... Section 4(e)(ii)

Conversion Failure ........................................ Section 4(e)(iii)(C)

Conversion Notice .............................................. Section 4(e)(i)

Conversion Price ..................................................... Section 3

Conversion Rate ................................................... Section 4(d)

Debenture ............................................................. Preamble

Debentures ............................................................ Preamble

Debenture Delivery Date ....................................... Section 4(e)(ii)

Debenture Register .................................................... Preamble

Deeds of Trust ....................................................... Section 3

Default Interest ...................................................... Preamble

DTC ........................................................... Section 4(e)(ii)

Events of Default ................................................... Section 20

Exchange Act ...................................................... Section 4(b)

Exchange Agreement ................................................... Section 3

Exchange Cap ...................................................... Section 4(b)

Holder ................................................................ Preamble

Indebtedness ..................................................... Section 20(i)

Interest Conversion Price ............................................ Section 3

Interest Payment Date ................................................. Preamble

Interest Payments ..................................................... Preamble

Interest Payment Shares .............................................. Section 3

Issuance Date ........................................................ Section 3

Lien ................................................................. Section 3

Majority Holders ..................................................... Section 3

Maturity Date ......................................................... Preamble

Meret ................................................................ Section 3

NASDAQ ............................................................... Section 3

Net Proceeds ......................................................... Section 3

Notice of Change .................................................... Section 10

Notice of Triggering Event ........................................ Section 6(c)

Notice of Redemption at Option of Buyer ........................... Section 6(c)




Non-Cash Payment Methods ............................................. Section 3



Non-Cash Proceeds .................................................... Section 3


Obligations .......................................................... Section 3

Organic Change ....................................................... Section 3

Outstanding Principal Amount .......................................... Preamble

Permitted Credit Line ................................................ Section 3

Permitted Equipment Financing ........................................ Section 3

Permitted Liens ...................................................... Section 3

Person ............................................................... Section 3

Pledge Agreement ..................................................... Section 3

Primary Preferred .................................................... Section 3

Real Property ........................................................ Section 3

Redemption ........................................................ Section 5(a)

Redemption Price .................................................. Section 5(a)

Registration Rights Agreement ........................................ Section 3

Registration Securities .............................................. Section 3

Required Holders ..................................................... Section 3

Rule 144 ............................................................ Section 28

Security Agreement ................................................... Section 3

Share Delivery Date ........................................... Section 4(e)(ii)

Shelf Registration Statement ......................................... Section 3

SNI .................................................................. Section 3

Transfer Agent ................................................. Section 4(e)(i)

Triggering Event .................................................. Section 6(b)

Triggering Event Redemption Price ................................. Section 6(a)

Void Optional Redemption Notice ................................... Section 6(e)

Void Optional Redemption Option ................................... Section 6(e)

Weighted Average Price ............................................... Section 3

                                                                       EXHIBIT J

                             STOCK PURCHASE WARRANT

THE WARRANTS EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE OFFERED OR SOLD WITHOUT REGISTRATION UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE UNDER SUCH ACT, OR THE RULES OR REGULATIONS PROMULGATED THEREUNDER, AND ANY APPLICABLE STATE SECURITIES LAWS

             WARRANT TO PURCHASE          SHARES OF COMMON STOCK AS
                                DESCRIBED HEREIN

Issue Date:           , 2003                           Series '[     ]' No. [  ]

Expiration Date:           , 2007

    This certifies that, for value received,               , or its permitted
successors and assigns ('Holder') is entitled to purchase from [              ],
a Delaware corporation (the 'Company'), up to and including               fully
paid and nonassessable shares (the 'Warrant Shares') of the Common Stock,
[$     ] par value per share, of the Company (the 'Common Stock') on the terms
set forth herein at an exercise price of $     per share (the 'Purchase Price').
The Warrant Shares and the Purchase Price may be adjusted from time to time as described in this Warrant.

    1. Exercise.

    1.1 Time for Exercise. Subject to Section 7, this Warrant may be exercised in whole or in part at any time, and from time to time, during the period
commencing on           , 2004 [FIRST ANNIVERSARY OF THE CLOSING], or such
earlier time as the Company may direct in its sole discretion, and expiring on August 2, 2007 (subject to extension as set forth in Section 8, the 'Exercise Period'). Notwithstanding the foregoing, the Exercise Period may automatically expire earlier as and upon the conditions set forth in Section 5.

    1.2 Manner of Exercise. Subject to Section 7, this Warrant shall be exercised by delivering it to the Company with the exercise form duly completed and signed, specifying the number of shares as to which the Warrant is being exercised at that time (the 'Exercise Number'). The Holder shall simultaneously deliver to the Company, a certified check in an amount equal to the Exercise Number multiplied by the Purchase Price. Any such deliveries must be made to the Company's then-current principal executive offices, Attention: Chief Financial Officer. The Holder shall be responsible for the manner of delivery and the Company shall have no liability of any kind whatsoever for failure of the chosen method of delivery.

    1.3 Effect of Exercise. Subject to Section 7, promptly after any exercise, the Company shall deliver to the Holder (i) duly executed certificates in the name or names specified in the exercise notice representing the aggregate number of shares issuable upon such exercise, and (ii) if this Warrant is exercised only in part, a new Warrant of like tenor representing the balance of the Warrant Shares. Such certificates shall be deemed to have been issued, and the person receiving them shall be deemed to be a holder of record of such shares, as of the close of business on the date the actions required in Section 1.2 shall have been completed or, if on that date the stock transfer books of the Company are closed, as of the next business day on which the stock transfer books of the Company are open.

    2. Transfer of Warrants and Stock.

    2.1 Transfer Restrictions. This Warrant may not be transferred or assigned except (i) by the record holder, if a broker, dealer or other nominee, to the
beneficial owner as of [          , 2003] [THE RECORD DATE ESTABLISHED FOR
DISTRIBUTION OF THE WARRANTS], (ii) pursuant to the laws of descent and distribution or (iii) pursuant to a qualified domestic relations transfer order. In addition, this Warrant may not be transferred unless the Company shall have been supplied with reasonably satisfactory evidence that such transfer is not in violation of the Securities Act of 1933, as amended, and any applicable state securities laws and is otherwise in compliance with the terms of this Warrant. The Company may place a legend to that effect on this Warrant and any replacement Warrant.

    2.2 Manner of Transfer. Upon delivery of this Warrant to the Company with the assignment form duly completed and signed and if the transfer is otherwise permitted by the terms of this Agreement, the Company will promptly execute and deliver to each permitted transferee and, if applicable, the Holder, Warrants of like tenor evidencing the rights (i) of the transferee(s) to purchase the number of Warrant Shares specified for each in the assignment forms, and (ii) of the Holder to purchase any untransferred portion, which in the aggregate shall equal the number of Warrant Shares of the original Warrant. If this Warrant is properly assigned in its entirety in compliance with this Section 2, it may be exercised by an assignee without having a new Warrant issued.

    2.3 Loss, Destruction or Mutilation of Warrant. Upon receipt of
(i) evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and (ii) except in the case of mutilation, an indemnity or security reasonably satisfactory to the Company, the Company will promptly execute and deliver a replacement Warrant of like tenor representing the right to purchase the same number of Warrant Shares.

    3. Cost of Issuances. The Company shall pay all expenses, transfer taxes and other charges payable in connection with the preparation, issuance and delivery of stock certificates or replacement Warrants, except for any transfer tax or other charge imposed as a result of (a) any issuance of certificates in any name other than the name of the Holder, or (b) any permitted transfer of the Warrant. The Company shall not be required to issue or deliver any stock certificate or Warrant until it receives reasonably satisfactory evidence that any such tax or other charge has been paid by the Holder.

    4. Anti-Dilution Provisions.

    If any of the following events occur at any time hereafter during the life of this Warrant, then the Purchase Price and the Warrant Shares immediately prior to such event shall be changed as described in order to prevent dilution:

    4.1 Stock Dividends, Subdivisions, Reclassifications or Combinations. If the Company shall (i) declare a dividend or make a distribution on its Common Stock in shares of its Common Stock, (ii) subdivide or reclassify the outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify the outstanding Common Stock into a smaller number of shares, the Purchase Price in effect at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the Holder after such date shall be entitled to receive the number of shares of Common Stock which such Holder would have owned or been entitled to receive had this Warrant been exercised immediately prior to such date. Successive adjustments in the Purchase Price shall be made whenever any event specified above shall occur.

    4.2 Consolidation, Merger, Sale, Lease or Conveyance or Reclassifications or Reorganizations. In case the Company shall at any time after the date of issuance of this Warrant consolidate with, or merge with or into, any other corporation or entity or engage in any reorganization, recapitalization, sale of all or substantially all of the Company's assets to any entity or any other transaction which is effected in such a manner that the holders of Common Stock are entitled to receive stock, securities or assets with respect to or in exchange for the Common Stock, then this Warrant shall after the date of such consolidation, merger, sale, lease or conveyance or such reclassification, reorganization or other change be exercisable into the number of shares of stock or other securities or property (including cash) to which the Common Stock issuable (at the time of such consolidation, merger, sale, lease or conveyance or such reclassification, recapitalization or other change) upon exercise of this Warrant would have been entitled upon such consolidation, merger, sale, lease or conveyance or such reclassification, recapitalization or other change; and in any such case, if necessary, the provisions set forth in this Section 4 with respect to the rights and interests thereafter of the Holder shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock or other securities or property thereafter deliverable on the exercise of this Warrant.

    4.3 Notice to Holders. In the event the Company shall propose to take any action of the type described in Section 4.1 or Section 4.2, the Company shall give notice to the Holder, which notice shall specify the record date, if any, with respect to any such action and the approximate date on which such action is to take place. Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action on the Purchase Price and the number, kind or class of shares or other securities or property which shall be deliverable upon exercise of this Warrant. In the case of any action which would require the fixing of a record date, such notice shall be given at least 15 days prior to the date so fixed, and in the case of all other action, such notice shall be given at least 20 days prior to the taking of such proposed action.

    4.4 Statement Regarding Adjustments. Upon the occurrence of each adjustment or readjustment of the Purchase Price pursuant to this Section 4, the Company shall compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to the Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company may satisfy this requirement by including information about such adjustments in the documents it files publicly with the Securities and Exchange Commission (the 'SEC').

    5. Repurchase of Warrant.

    5.1 Repurchase Right of the Company. The Company may repurchase this Warrant at any time, upon at least thirty (30) days prior written notice (the 'Repurchase Notice'), which such notice may be in the form of a press release or a public filing by the Company with the SEC and which shall set forth the date on which this Warrant shall be repurchased (the 'Repurchase Date'), for [$.01] per Warrant Share (the 'Repurchase Price') at any time after the Market Price (as defined in Section 5.4) of the Common Stock equals or exceeds 150% of the Exercise Price. The Company may, but need not, condition payment of the Repurchase Price on surrender of this Warrant to the Company in a manner to be prescribed in writing by the Company. Whether or not this Warrant is surrendered to the Company, this Warrant shall not be exercisable and shall be deemed cancelled on the Repurchase Date if the Repurchase Price is paid on such date or is irrevocably set aside for payment to the Holder as described below. In addition, if the Company issues a Repurchase Notice, this Warrant may be exercised in accordance with Section 1 hereof no later than the fifth (5th) business day prior to the Repurchase Date; unless the Company otherwise consents to such exercise. Unless otherwise specified by the Company, payment of the Repurchase Price shall be made to the Holder at the last address of the Holder on the Company's warrant transfer books.

    5.2 Payment of Repurchase Price. On or prior to the Repurchase Date, the Company shall deposit the Repurchase Price for this Warrant with a bank or trust company having aggregate capital and surplus in excess of $50,000,000, as a trust fund, with irrevocable instructions and authority to the bank or trust company to pay, on and after such Repurchase Date, the Repurchase Price of the Warrant to the Holder upon, at the Company's election, the surrender of the Warrant. Any monies deposited by the Company pursuant to this Section 5.2 for the redemption of this Warrant which, prior thereto in accordance with
Section 5.1 hereof, are exercised for Warrant Shares shall be returned to the Company forthwith upon such exercise. The balance of any funds deposited by the Company pursuant to this Section 5.2 remaining unclaimed at the expiration of one (1) year following such Repurchase Date shall be returned to the Company promptly upon its written request.

    5.3 Surrender of Warrant. On or after the Repurchase Date, the Holder shall, at the Company's election, surrender this Warrant to the Company in the manner and at the place designated in the Repurchase Notice, and thereupon the Repurchase Price shall be payable to the order of the Holder and this Warrant shall be canceled. From and after the Repurchase Date, unless there shall have been a default in payment of the Repurchase Price, all rights of the Holder (except the right to receive the Repurchase Price without interest upon, at the Company's election, surrender of the Warrant), shall cease and terminate with respect to this Warrant; provided, however, that in the event that this Warrant is not repurchased due to a default in payment by the Company, this Warrant shall remain outstanding and shall be entitled to all of the rights provided herein.

    5.4 Market Price. As used in this Warrant, 'Market Price' per share of Common Stock means, as of any specified date on which the Common Stock is publicly traded, the volume-weighted average of the daily market prices of the Common Stock over the ten (10) consecutive trading days immediately preceding (and not including) such date. The `daily market price' for each such trading day shall be (i) the closing sales price on such day on the principal securities exchange on which the Common Stock is then listed or admitted to trading or on Nasdaq, as applicable, (ii) if no sale takes place on such day on any such securities exchange or system, the average of the closing bid and asked prices, regular way, on such day for the Common Stock as officially quoted on any such securities exchange or system, (iii) if the Common Stock is not then listed or admitted to trading on any securities exchange or system, the last reported sale price, regular way, on such day for the Common Stock, or if no sale takes place on such day, the average of the closing bid and asked prices for the Common Stock on such day, as reported by Nasdaq or the National Quotation Bureau, and
(iv) if the Common Stock is not then listed or admitted to trading on any securities exchange and if no such reported sale price or bid and asked prices are available, the average of the reported high bid and low asked prices on such day, as reported by a reputable quotation service, or a newspaper of general circulation in the City of Los Angeles, State of California, customarily published on each business day.

    6. Covenants. The Company agrees that:

    6.1 Reservation of Stock. During the period in which this Warrant may be exercised, the Company will reserve sufficient authorized but unissued securities (and, if applicable, property) to enable it to satisfy its obligations on exercise of this Warrant. If at any time the Company's authorized securities shall not be sufficient to allow the exercise of this Warrant, the Company shall take such corporate action as may be necessary to increase its authorized but unissued securities to be sufficient for such purpose;

    6.2 No Liens, etc. All securities that may be issued upon exercise of this Warrant will, upon issuance, be validly issued, fully paid, nonassessable and free from all taxes, liens and charges with respect to the issue thereof, and shall be listed on any exchanges on which that class of securities is listed;

    6.3 No Diminution of Value. The Company will not take any action to terminate this Warrant or to diminish it in value;

    6.4 Furnish Information. The Company will promptly deliver to the Holder upon request copies of all financial statements, reports and proxy statements which the Company shall have sent to its stockholders generally; and

    6.5 Stock and Warrant Transfer Books. Except upon dissolution, liquidation or winding up or for ordinary holidays and weekends, the Company will not at any time close its stock or warrant transfer books so as to result in preventing or delaying the exercise or transfer of this Warrant.

    7. Status of Holder.

    7.1 Not Stockholder. Unless the Holder exercises this Warrant in writing, the Holder shall not be entitled to any rights (i) as a stockholder of the Company with respect to the shares as to which the Warrant is exercisable, including, but not limited to, the right to vote or receive dividends or other distributions, or (ii) to receive any notice of any proceedings of the Company except as otherwise provided in this Warrant.

    7.2 Limitation of Liability. Unless the Holder exercises this Warrant in writing, the Holder's rights and privileges hereunder shall not give rise to any liability for the Purchase Price or as a stockholder of the Company, whether to the Company or its creditors.

    8. Registration. The Company intends to file a registration statement (the 'Registration Statement') with the Securities and Exchange Commission to register its sale of the Warrant

Shares to the Holder upon the Holder's exercise of this Warrant. The Company will use its commercially reasonable efforts to maintain the effectiveness of the Registration Statement throughout the Exercise Period, but reserves the right to suspend the effectiveness of the Registration Statement at any time and from time to time in its discretion. Any such suspension will not affect the Exercise Period, except if any such suspension occurs during the last thirty
(30) days of the Exercise Period, in which case the Exercise Period will be extended on a day-for-day basis for each day the effectiveness of the Registration Statement is suspended. Any attempt by a Holder to exercise this Warrant at a time when the effectiveness of the Registration Statement has been suspended shall be null and void. The Company will promptly return to the Holder any documents and the Exercise Price delivered by the Holder in connection with any such null and void attempted exercise. In addition, the Company will use its commercially reasonable efforts to send notice to the Holder within fifteen (15) business days of receipt of any such null and void attempted exercise that such attempted exercise was null and void and to subsequently inform such Holder when the Registration Statement is again effective.

    9. General Provisions.

    9.1 Complete Agreement; Modifications. This Warrant and any documents referred to herein or executed contemporaneously herewith constitute the parties' entire agreement with respect to the subject matter hereof and supersede all agreements, representations, warranties, statements, promises and understandings, whether oral or written, with respect to the subject matter hereof. This Warrant may not be amended, altered or modified except by a writing signed by the parties hereto.

    9.2 Additional Documents. The Company and, by accepting this Warrant, the Holder agrees to execute any and all further documents and writings and to perform such other actions which may be or become necessary or expedient to effectuate and carry out this Warrant.

    9.3 Notices. Except as otherwise provided herein, all notices under this Warrant shall be in writing and shall be delivered by personal service or telecopy or certified mail (if such service is not available, then by first class mail), postage prepaid, to the Company's principal business address, and the Holder's last address as set forth in the Warrant transfer records of the Company. Any notice sent by certified mail shall be deemed to have been given three (3) days after the date on which it is mailed. All other notices shall be deemed given when received. No objection may be made to the manner of delivery of any notice actually received in writing by an authorized agent of a party.

    9.4 No Third-Party Benefits; Successors and Assigns. None of the provisions of this Warrant shall be for the benefit of, or enforceable by, any third-party beneficiary. Except as provided herein to the contrary, this Warrant shall be binding upon and inure to the benefit of the parties, their respective successors and permitted assigns.

    9.5 Governing Law. This Agreement will be governed by Delaware substantive law, regardless of the choice of law provisions of any jurisdiction.

    9.6 Waivers Strictly Construed. With regard to any power, remedy or right provided herein or otherwise available to any party hereunder (i) no waiver or extension of time shall be effective unless expressly contained in a writing signed by the waiving party; and (ii) no alteration, modification or impairment shall be implied by reason of any previous waiver, extension of time, delay or omission in exercise, or other indulgence.

    9.7 Severability. The validity, legality or enforceability of the remainder of this Warrant shall not be affected even if one or more of its provisions shall be held to be invalid, illegal or unenforceable in any respect.

    IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer.

                                          [              ]

Dated:           , 2003                          By:  ..........................
                                                     [              ]
                                                     [              ]

ATTEST:

 .....................................
[              ]
[              ]

                                 EXERCISE FORM
                     (To be executed if the Holder desires
                      to exercise the Warrant Certificate)

    The undersigned hereby irrevocably exercises this Warrant to purchase
         shares of Common Stock and herewith makes payment of $      in payment
of the Purchase Price thereof on the terms and conditions specified in this Warrant Certificate, surrenders this Warrant Certificate and all right, title and interest herein to the Company and directs that the Warrant Shares deliverable upon the exercise of such Warrants be registered in the name and at the address specified below and delivered thereto.

           Name  ....................................................
                                (PLEASE PRINT OR TYPE)

           Address  .................................................

           City, State and Zip Code  ................................

           Taxpayer Identification
             or Social Security Number  .............................

Dated:  ........................       ..............................
                                       SIGNATURE OF REGISTERED HOLDER

                                     NOTICE

    The signature to the foregoing Subscription Form must correspond to the name as written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever.

                            WARRANT ASSIGNMENT FORM
  (To be executed by the Holder if such Holder desires to transfer the Warrant
       Certificate as and solely to the extent permitted by the Warrant.)

    FOR VALUE RECEIVED,               hereby sells, assigns and transfers to:

           Name  ....................................................
                                    (PLEASE PRINT)

           Address  .................................................

           City, State and Zip Code  ................................

           Taxpayer Identification
             or Social Security Number  .............................

the right to purchase up to          Warrant Shares represented by this Warrant
Certificate and does hereby irrevocably constitute and appoint to transfer said Warrant on behalf of the Company, with full power of substitution in the premises.

Dated:  ........................                 ..............................
                                                 SIGNATURE OF REGISTERED HOLDER

                                     NOTICE

    The signature to the foregoing Warrant Assignment Form must correspond to the name as written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever.

                                                                       EXHIBIT L

                            ANTI-DILUTION PROTECTION

    1. General. For a period of one year after the Closing Date (the 'Anti-Dilution Period'), subject to Section 2 below, Exchanging Holders as of the Closing Date who thereafter continue to hold Exchange Shares, New Debentures acquired as of the Closing (the 'Closing Debentures') or Conversion Shares issued upon conversion of Closing Debentures shall be entitled to the weighted average anti-dilution protection set forth in Sections 5 and 6 of this Exhibit L for such securities for issuances of Common Stock at less than the Reference Price. If during the Anti-Dilution Period the Company grants to any person or entity more favorable anti-dilution protection than the weighted average protection provided for herein, the Exchanging Holders who continue to hold Exchange Shares, Closing Debentures or Conversion Shares issued upon conversion of Closing Debentures shall be entitled to such more favorable protection for the duration of the Anti-Dilution Period after such grant.

    2. Exclusions. The anti-dilution protection provided in Section 1 shall not apply (each, an 'Exempt Issuance') to (A) any New Underwriting, (B) the issuance of any shares pursuant to conversion of the New Debentures, as payment in kind of interest on the New Debentures in accordance with the provisions thereof or the exercise of the Warrants, the New Options or the Existing Options or (C) any other public offering (other than a New Underwriting) or private placement of Common Stock or securities convertible into Common Stock for consideration which is all cash to the Company and with respect to which (1) the effective price per share of Common Stock is equal to or greater than the Reference Price or (2) (x) the price per share of Common Stock is less than the Reference Price but equal to or greater than the volume-weighted average market price for the ten (10) trading days immediately before the issuance of, or, if earlier, the date of any agreement to issue, such Common Stock and (y) such issuance is approved by a majority vote of the Board, including the designee of the Series A Preferred Holders, and, in the case of both clauses (1) and (2), no additional consideration is transferred to or received by the recipient of the Common Stock or securities convertible into Common Stock.

    3. Additional Anti-Dilution Protection for Issuances Upon Exercise of Certain Options. In addition to the anti-dilution protection provided in Section 5 and Section 6 of this Exhibit L, if during the Anti-Dilution Period, the Company is required to issue Common Stock upon the exercise of any right, option or warrant that was issued prior to the Closing Date that is not an Existing Option (an 'Undisclosed Option'), the Company will notify the Exchanging Holders who continue to hold the Exchange Shares, Closing Debentures or Conversion Shares issued upon conversion of Closing Debentures and will issue additional shares of Common Stock to such Exchanging Holders, and will adjust the Conversion Price of the Closing Debentures then held by the Exchanging Holders, sufficient to offset the dilutive impact of such issuances, in accordance with the provisions of Sections 5 and 6 of this Exhibit L. To implement this Section 3, the exercise of any Undisclosed Option shall be treated as the grant and exercise of an Option (as defined in Section 4(i), below) after the Original Issue Date.

    4. Definitions. For purposes of this Exhibit L, the following definitions apply (other capitalized terms used herein and not otherwise defined in this Exhibit L shall have the meaning set forth in the Agreement):

        (i) 'Options' shall mean rights, options, or warrants to subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities.

        (ii) 'Original Issue Date' shall mean the Closing Date.

        (iii) 'Convertible Securities' shall mean any evidences of indebtedness, shares (other than Common Stock) or other securities convertible into or exchangeable for Common Stock.

        (iv) 'Conversion Price' shall mean the Reference Price.

        (v) 'Additional Shares of Common Stock' shall mean all shares of Common Stock issued (or, pursuant to Section 5.1(2) deemed to be issued) by the Company after the Original Issue

    Date, other than shares of Common Stock issued or deemed to be issued in connection with any Exempt Issuance.

    5. Anti-Dilution Protection for Closing Debentures

    5.1 Adjustments of Conversion Price of Closing Debentures for Certain Diluting Issues.

    (1) No Adjustment of Conversion Price. No adjustment in the Conversion Price of the Closing Debentures shall be made in respect of the issuance of Additional Shares of Common Stock unless the consideration per share for an Additional Share of Common Stock issued or deemed to be issued by the Company is less than the Conversion Price in effect on the date of, and immediately prior to such issue.

    (2) Deemed Issue of Additional Shares of Common Stock. If the Company at any time or from time to time after the Original Issue Date issues any Options or Convertible Securities, then the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein designed to protect against dilution) of Common Stock issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issuance of Options or Convertible Securities; provided, however, that Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Section 5.1.4 hereof) of such Additional Shares of Common Stock would be less than the Conversion Price in effect on the date of and immediately prior to such issuance of Options or Convertible Securities, or such record date, as the case may be; and provided further that in any such case in which Additional Shares of Common Stock are deemed to be issued:

        (i) no further adjustments in the Conversion Price shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

        (ii) if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Company, or decrease in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities; provided, however, that no such adjustment of the Conversion Price shall affect shares of Common Stock previously issued upon conversion of the Closing Debentures (although such Conversion Shares issued upon conversion of Closing Debentures shall be entitled to the benefits of
    Section 6 hereof);

        (iii) Upon the expiration of any such Options or any rights of conversion or exchange under such Convertible Securities which shall not have been exercised, the Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration, be recomputed as if:

           (A) in the case of Convertible Securities or Options for Common Stock, the only Additional Shares of Common Stock issued were the shares of Common Stock, if any, actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefor was the consideration actually received by the Company for the issue of all such Options, whether or not exercised, plus the consideration actually received by the Company upon such exercise, or for the issue of all such Convertible Securities which were actually converted or exchanged, plus additional consideration, if any, actually received by the Company upon such conversion or exchange, and

           (B) in the case of Options for Convertible Securities, only the Convertible Securities, if any, actually issued upon the exercise thereof were issued at the time of issue of such Options and the consideration received by the Company for Additional Shares of Common Stock deemed to have been then issued was the consideration actually received by the Company for the issue of all such Options, whether or not exercised, plus the consideration deemed to have been received by the Company (determined pursuant to Section 5.1(4)) upon the issue of the Convertible Securities with respect to which such Options were actually exercised;

        (iv) no readjustment pursuant to Sections 5.1(2)(ii) or (iii) above shall have the effect of increasing the Conversion Price to an amount which exceeds the lower of (1) the Conversion Price on the original adjustment date, or (2) the Conversion Price that would have resulted from any issuance of Additional Shares of Common Stock between the original adjustment date and such readjustment date;

        (v) in the case of any Options which expire by their terms not more than sixty (60) days after the date of issue thereof, no adjustment of the Conversion Price shall be made, except to the extent the Option is exercised in such period, until the expiration or exercise of all such Options, whereupon such adjustment shall be made in the same manner provided in
    Section 5.1(2)(iii) above; and

        (vi) if any such record date shall have been fixed and such Options or Convertible Securities are not issued on the date fixed therefor, the adjustment previously made in the Conversion Price which became effective on such record date shall be canceled as of the close of business on such record date, and shall instead be made on the actual date of issuance, if any, of such Options or Convertible Securities.

    (3) Adjustment of Conversion Price Upon Issuance of Additional Shares of Common Stock. If the Company issues Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 5.1(2)) without consideration or for a consideration per share less than the Conversion Price in effect on the date of and immediately prior to such issue, then and in such event, the Conversion Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest cent) determined by multiplying the Conversion Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding (determined on a Fully Diluted Basis (as defined below)) immediately prior to such issue plus the number of shares of Common Stock which the aggregate consideration received or to be received by the Company for the total number of Additional Shares of Common Stock so issued would purchase at the Conversion Price, and the denominator of which shall be the number of shares of Common Stock outstanding (determined on a Fully Diluted Basis) immediately prior to such issue plus the number of such Additional Shares of Common Stock so issued. For the purposes of the above calculation, the number of shares of Common Stock outstanding immediately prior to such issuance shall be calculated on a 'Fully Diluted Basis,' meaning as if all shares of Convertible Securities had been fully converted into shares of Common Stock immediately prior to such issuance and the New Debentures and any outstanding Options (other than Options issued to directors, officers, employees or advisors of, or consultants to, the Company that were outstanding prior to the Closing Date) had been fully converted or exercised, as applicable, immediately prior to such issuance (and the resulting securities fully converted into shares of Common Stock, if so convertible) as of such date but not including in such calculation any additional shares of Common Stock issuable with respect to the Exchange Shares, the New Debentures, Convertible Securities or outstanding Options solely as a result of the adjustment of the Conversion Price (or other conversion ratios) resulting from the issuance of Additional Shares of Common Stock causing such adjustment. For the purposes of the foregoing, outstanding Options shall be deemed to include (without duplication) any Options issued to directors, officers, employees or advisors of, or consultants to, the Company in accordance with plans or other arrangements approved by the Board of Directors of the Company (other than those issued prior to the Closing Date).

    (4) Determination of Consideration. For purposes of Section 5.1(3), the consideration received by the Company for the issuance of any Additional Shares of Common Stock shall be computed as follows:

        (i) Cash and Property. Such consideration shall:

           (A) insofar as it consists of cash, be computed at the aggregate amount of cash received by the Company, excluding amounts paid or payable for accrued interest or accrued dividends;

           (B) insofar as it consists of services, goods or other property other than cash, be computed at the fair value thereof at the time of such issue, as determined in good faith by the Board of Directors of the Company; and

           (C) if Additional Shares of Common Stock are issued together with other shares or securities or other assets of the Company for consideration which covers both cash and services, goods or other property other than cash, be in the proportion of such consideration so received, computed as provided in clauses (A) and (B) above, as determined in good faith by the Board of Directors of the Company.

        (ii) Options and Convertible Securities. The consideration per share received by the Company for Additional Shares of Common Stock deemed to have been issued pursuant to Section 5.1(2) relating to Options and Convertible Securities, shall be determined by dividing:

           (A) the total amount, if any, received or receivable by the Company as consideration for the issue of such Options or Convertible Securities, plus the maximum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein designed to protect against dilution) payable to the Company upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities by

           (B) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein designed to protect against dilution) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

    5.2 Notice to Holders. If the Company takes any action of the type that would require an adjustment on the Conversion Price pursuant to this Section 5, the Company shall give written notice to the holders of the Closing Debentures entitled to the benefits of this Section 5, which notice shall specify the record date, if any, with respect to any such action and the approximate date on which such action took place. Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action on the Conversion Price.

    6. Anti-Dilution Protection for Exchange Shares

    6.1 Issuances of Additional Shares of Common Stock for Certain Diluting Issuances.

    (1) Issuance of Additional Shares Following Issuance or Deemed Issue of Additional Shares of Common Stock. If the Company issues Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 5.1(2)) without consideration or for a consideration (determined as provided in Section 5.1(3)) per share less than the Reference Price, then and in such event, the Company shall issue a number of additional shares of Common Stock to each Exchanging Holder that continues to hold Exchange Shares or Conversion Shares issued upon conversion of Closing Debentures (collectively, the 'Protected Shares') determined by (x) multiplying the number of Protected Shares then owned by such Exchanging Holder by a fraction, the denominator of which shall be the number of shares of Common Stock outstanding (determined on a Fully Diluted Basis) immediately prior to such issue of Additional Shares of Common Stock plus the number of such Additional Shares of Common Stock so issued, and the numerator of which shall be the number of shares of Common Stock outstanding (determined on a Fully Diluted Basis) immediately prior to such issue plus the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of Additional Shares of Common Stock so issued would purchase at the Reference Price (with the resulting amount being rounded to the nearest whole number), and subtracting from such amount (y) the number of Protected Shares then owned by such Exchanging Holder.

    6.2 Notice to Exchanging Holders and Delivery of Common Stock. If the Company takes any action of the type that would require an issuance of shares of Common Stock pursuant to this Section 6, the Company shall give written notice to Exchanging Holders who continue to hold Exchange Shares and/or Conversion Shares issued upon conversion of Closing Debentures and are entitled to the benefits of this Section 6, which notice shall specify the record date, if any, with respect to any such action and the approximate date on which such action took place. Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action on the Reference Price and the anti-dilutive share issuances required as a result thereof pursuant to Section 6.1. The Company will include with the notice sent to each such holder a certificate representing the shares of Common Stock issuable to such holder as the result of the operation of Section 6.1. Such certificate will include the same restrictive and other legends as are included on the certificate for the underlying shares of Common Stock with respect to which such shares are being issued, as well as any other legend required by law.

    7. Record Holder. Each Exchanging Holder agrees to hold its Exchange Shares, Closing Debentures and any Conversion Shares issued upon conversion of Closing Debentures as to which it claims anti-dilution protection pursuant to this Exhibit L in its own name and in an account segregated from any other shares of Common Stock or New Debentures it may own in order for the Company to be able to make the determinations, calculations and issuances, if any, required by Section 5 or Section 6. Each Exchanging Holder also agrees to provide the Company with such information as the Company may reasonably request for the purpose of verifying such information and complying with its obligations under Section 5 and Section 6, including providing the Company with information about such segregated account.

    8. Trades Between Exchanging Holders. Any Exchange Shares, Closing Debentures or Conversion Shares issued upon conversion of Closing Debentures that are acquired by any Exchanging Holder (the 'Acquiring Holder') from another Exchanging Holder shall continue to be entitled to the benefits of the anti-dilution provisions set forth herein and shall be deemed to be Exchange Shares, Closing Debentures or Conversion Shares issued upon conversion of Closing Debentures, as applicable, for purposes hereof.

                                                                       EXHIBIT M

                         REGISTRATION RIGHTS AGREEMENT

    THIS REGISTRATION RIGHTS AGREEMENT (this 'Agreement') is entered into this
   day of           , 2003, by and between SORRENTO NETWORKS CORPORATION, a New
Jersey corporation (the 'Company'), and each of the persons and entities set forth on the signature pages hereto (the 'Exchanging Holders' and, collectively with the Company, the 'Parties').


    A. The Company and the Exchanging Holders are parties to that certain
Exchange Agreement (the 'Exchange Agreement') dated as of March   , 2003
pursuant to which, among other things, the Exchanging Holders have agreed, subject to the terms and conditions set forth in the Exchange Agreement, to exchange certain securities of the Company and one of its subsidiaries owned by them for shares (the 'Exchange Shares') of common stock (the 'Common Stock'), of the Company and 7.5% secured convertible debentures of the Company in the aggregate principal amount of up to $13,450,000 (the 'New Debentures'). Under certain circumstances, the Company may be required to issue additional shares of Common Stock (the 'Dilution Shares') to Exchanging Holders which continue to hold Exchange Shares. The New Debentures will be convertible into shares of Common Stock (the 'Conversion Shares') and interest on the New Debentures may be paid by the Company in shares of Common Stock (the 'Interest Shares'). In addition, the Company may be required to issue additional shares of Common Stock (the 'Anti-Dilution Shares') to the Exchanging Holders pursuant to certain anti-dilution protective provisions set forth in the Exchange Agreement and the New Debentures.


    B. The Company and the Exchanging Holders desire to set forth the respective rights of the Company and the Exchanging Holders with respect to the registration of the resale of the Exchange Shares, the Conversion Shares, the Dilution Shares and the Interest Shares by the Exchanging Holders.

    NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises contained herein, the Parties agree as follows:

    1. Definitions.

    1.1 As used in this Agreement, the following capitalized terms shall have the following meanings:

        Advice: Shall have the meaning set forth in Section 7.2 hereof.

        Controlling Person: Shall have the meaning set forth in Section 9.1 hereof.

        Effectiveness Period: Shall have the meaning set forth in Section 2 hereof.

        Exchange Act: The Securities Exchange Act of 1934, as amended from time to time (including the rules and regulations promulgated thereunder).

        Holders: The Exchanging Holders and any Person to which Registrable Securities are transferred and to which the registration rights set forth in this Agreement are assigned pursuant to Section 11 of this Agreement.

        Indemnified Parties: Shall have the meaning set forth in Section 9.1 hereof.

        Person: An individual; a corporation; a general, limited or limited liability partnership; a limited liability company; a trust; an unincorporated organization or other legal entity; or a government or any agency or political subdivision thereof.

        Prospectus: Shall mean the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities.

        Registrable Securities: The Exchange Shares, the Conversion Shares, the Interest Shares, the Anti-Dilution Shares, plus any Shares (as defined below) received with respect to or in replacement of any of the foregoing by reason of splits, dividends and recapitalizations and other changes in the Company's capital structure; provided, however, that such Shares shall cease to be Registrable Securities when either (i) a Shelf Registration Statement covering such Registrable Securities has been declared effective and such Registrable Securities have been disposed of pursuant to such effective Shelf Registration Statement or
    (ii) such Registrable Securities have been disposed of pursuant to Rule 144 promulgated under the Securities Act.

        Registration Statement: Any registration statement (including, but not limited to, the Shelf Registration Statement) of the Company filed under the Securities Act which covers Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

        SEC: The Securities and Exchange Commission.

        Securities Act: The Securities Act of 1933, as amended from time to time (including the rules and regulations promulgated thereunder).

        Selling Holders: Holders of Registrable Securities who seek to sell such securities under any Registration Statement.

        Selling Holder Expenses: Shall have the meaning set forth in Section 6 hereof.

        Shares: The shares of Common Stock of the Company or any securities of the Company or any other Person received in respect of or in replacement of such shares, including by reason of splits, dividends, recapitalizations, reorganizations, mergers, exchange offers, business combinations or other changes in the Company's or its successors' capital structure.

        Shelf Registration Statement: A shelf registration statement of the Company pursuant to the provisions of Section 2 hereof filed with the SEC which covers all of the Registrable Securities on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the SEC, amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

        Transaction: Shall have the meaning set forth in Section 2 hereof.

    2. Shelf Registration. As a condition to the consummation of the Exchange, the Company agrees:

        (i) to file a Shelf Registration Statement covering the offer and sale from time to time by the Holders of the Registrable Securities in accordance with the methods of distribution elected by such Holders and set forth in such Shelf Registration Statement and to use its reasonable best efforts cause such Shelf Registration Statement to be declared effective and to maintain the effectiveness of such Shelf Registration Statement until the earlier of the third anniversary of the Closing Date (as that term is defined in the Exchange Agreement) or the date there cease to be any Registrable Securities (the 'Effectiveness Period'); provided, however, that the Effectiveness Period shall be extended on a day-for day basis for the number of days that the Holders are subject to an underwriter's lock-up that is not otherwise required by the terms of this Agreement and shall also be subject to extension as provided in Section 6.3; and

        (ii) after the effectiveness of the Shelf Registration Statement, promptly upon the request of any Holder, to take any action reasonably necessary to register the sale of any Registrable Securities of such Holder and to identify such Holder as a selling securityholder.

    The Company shall not be deemed to have violated its obligation to use its reasonable best efforts to keep the Shelf Registration Statement effective during the requisite period if, among other things, (i) the Company takes any action required by applicable law or regulations that would result in Holders of Registrable Securities covered thereby not being able to offer and sell any such Registrable Securities during that period, or (ii) the continued effectiveness of the Shelf Registration Statement would require the Company to disclose a material financing, acquisition or

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other corporate transaction that is being contemplated by the Company (a
'Transaction'), and the Board of Directors shall have determined in good faith that such disclosure might interfere with or adversely affect the negotiations or completion of any such Transaction or is not otherwise in the best interests of the Company and its stockholders. In the case of clause (i) above, the Company shall promptly thereafter comply with the requirements of Section 5.8 below. In the case of clause (ii) above, the Company may suspend the effectiveness of the Shelf Registration Statement (x) for not more than thirty
(30) consecutive days and (y) in any twelve (12) month period, not more than twice, or for more than a total of sixty (60) days.

    3. Incidental Registration.

    3.1 Incidental Registration Rights. If at any time after the Closing Date and during the Effectiveness Period, the Company proposes to register any shares of Common Stock under the Securities Act (except pursuant to a registration statement (i) on Form S-8, Form S-4 or comparable forms, or (ii) with respect to an employee benefit plan, or (iii) solely in connection with a Rule 145 transaction under the Securities Act), or if any other stockholder is being afforded an opportunity to register shares of Common Stock, the Company will at each such time give written notice to the Holders as provided in Section 12.2 hereof of its intention to do so. Within twenty (20) days after receipt of such notice, such Holders may request that the Company register all or part of the Registrable Securities, stating in such request the intended method of distribution of such securities (the 'Designated Securities'). Upon receipt of such request, the Company shall use its commercially reasonable efforts to effect the registration of the Designated Securities by including the Designated Securities in such Registration Statement.

    3.2 Cutback. In the event that securities of the same class as the Registrable Securities are being registered by the Company in such Registration Statement and such securities as well as any of the Designated Securities are to be distributed in an underwritten offering, such Designated Securities shall be included in such underwritten offering on the same terms and conditions (including, but not limited to, any required 'hold back' or 'lock up' arrangements) as the securities being issued by the Company for distribution pursuant to such underwritten offering; provided, however, that if the managing underwriter of such underwritten offering reasonably determines in good faith and advises the parties that the number of securities (including Designated Securities) requested and otherwise proposed to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the offering and/or the offering price, then the Company will include in such registration to the extent of the number of securities which the Company is so advised can be sold in such offering without such adverse effect, first, the securities, if any, being sold by the Company (or, if the registration is being effected pursuant to a demand registration right of any other security holders, the securities being sold by the Company and such security holders, in such proportions as may be agreed upon by the Company and such security holders) and second, the Registerable Securities of the Selling Holders and other security holders exercising similar contractual incidental or 'piggy-back' registration rights. As to the Selling Holders exercising incidental registration rights pursuant to Section 3.1, any reduction in the number of Designated Securities to be sold that may be required by the foregoing allocation shall be pro rata (based on the number of shares held by each) with respect to the Designated Securities with other Persons holding contractual incidental or 'piggy-back' registration rights in such underwritten offering. Without limiting the generality of the foregoing, the Holders acknowledge and agree that the application of the foregoing provisions may result in the Holders not being able to sell any Designated Securities in a particular offering.

    3.3 Underwriter Hold-Back Arrangement. As a further condition to the ability of any Selling Holder to include any Designated Securities in a Company registration pursuant to Section 3.1, each Holder must agree to any 'hold back' or 'lock up' arrangement required by the managing underwriter of the offering.

    3.4 Discontinuation of Registration. Notwithstanding anything to the contrary contained in this Agreement, if, at any time after giving written notice pursuant to Section 3.1 of its intention to register equity securities, the Company shall determine for any reason not to register such equity securities or, following effectiveness of registration thereof, to suspend or terminate such

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effectiveness, the Company may, at its election, give written notice of such determination to each holder of Registrable Securities and, thereupon, shall not be obligated to register, or continue to have registered, any Registrable Securities in connection with such registration or comply with any of the requirements of Section 5 (but shall nevertheless pay the Registration Expenses in connection therewith).

    4. Hold-Back Agreements. The Holders understand, agree and acknowledge that they will be subject to hold-back agreements under the circumstances and as described in Section 8.2(b) of the Exchange Agreement.

    5. Registration Procedures. In connection with the Company's registration obligations pursuant to Section 2 hereof, or (subject to Section 3.4) any registration subject to Section 3.1, the Company will:

    5.1 Maintaining Effectiveness. Promptly prepare and file with the SEC such amendments to the Shelf Registration Statement as may be necessary to keep such Shelf Registration Statement effective throughout the Effectiveness Period.

    5.2 Notification. Immediately notify the Selling Holders and (if requested by any such Person) confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceeding for that purpose, (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (iv) of the happening of any event which makes any statement made in the Registration Statement, the Prospectus or any document incorporated therein by reference untrue or which requires the making of any changes in the Registration Statement, the Prospectus, or any document incorporated therein by reference so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statement therein not misleading.

    5.3 Stop Orders. Make every reasonable best effort to obtain the withdrawal of any order suspending the effectiveness of a Shelf Registration Statement or the qualification of any Registrable Securities for sale in any jurisdiction at the earliest practicable moment.

    5.4 Consultation with Holders. Prior to the filing of any amendment to the Shelf Registration Statement or of any other Registration Statement that includes Registrable Securities, provide copies of such document to the Selling Holders, make the Company's representatives and the Company's counsel available for discussion of such document and make such changes in such document relating to the Selling Holders prior to the filing thereof as such Selling Holders or counsel for such Selling Holders may reasonably request.

    5.5 Copies of Registration Statements. Furnish to each Selling Holder, without charge, at least one originally executed copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules, all materials incorporated therein by reference and all exhibits (including those incorporated by reference).

    5.6 Prospectuses. Deliver to each Selling Holder, without charge, as many copies of the Prospectus (and each preliminary prospectus) and any amendment or supplement thereto as such Persons may reasonably request so long as the Registration Statement to which such Prospectus or any amendment or supplement thereto relates is effective.

    5.7 Blue Sky Laws. Prior to any public offering of Registrable Securities, use its reasonable best efforts to register or qualify or cooperate with the Selling Holders and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions within the United States as any Selling Holder reasonably requests, and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however, that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action

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which would subject it to general service of process or taxation in any such jurisdiction where it is not then so subject.

    5.8 Amendments Upon Changes. Upon the occurrence of any event contemplated by Sections 5.2(ii), (iii) or (iv) or 5.3 above, prepare, as promptly as practicable, a supplement or post-effective amendment to the Registration Statement or related Prospectus or any document incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading.

    5.9 Compliance with Laws; Section 11(a). Otherwise use its best efforts to comply with all applicable federal and state securities laws (including without limitation the rules and regulations of the SEC), and make generally available to its security holders earning statements satisfying the provisions of
Section 11(a) of the Securities Act no later than 45 days after the end of each 12-month period (or within 90 days after the end of a fiscal year).

    5.10 Listing. Cause all Registrable Securities registered hereunder to be listed on each securities exchange on which the same class of securities of the Company are then listed.

    5.11 Transfer Agent and Registrar. Maintain a transfer agent and registrar for Registrable Securities registered hereunder.

    5.12 Stock Certificates. The Company shall cooperate with the Holders of the Registrable Securities to facilitate the timely preparation and delivery of certificates representing the Registrable Securities to be sold pursuant to a Registration Statement free of any restrictive legends and in such denominations and registered in such names as the Selling Holders may request in connection with the sale of Registrable Securities pursuant to a Registration Statement.

    5.13 Underwritten Offering. The Company shall, if requested and subject to
Section 6.3, promptly include or incorporate in a Prospectus supplement or post-effective amendment to the Shelf Registration Statement such information as the managing underwriters reasonably request should be included therein and to which the Company does not reasonably object and shall make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after it is notified of the matters to be included or incorporated therein.

    6. Underwritten Offering.

    6.1 Request for Underwritten Offering. The Holders of Registrable Securities covered by the Shelf Registration Statement who desire to do so may sell such Registrable Securities in an underwritten offering. Any such desire shall be communicated to the Company by the written request (an 'Underwriting Request') of the Holders of a majority of the Registrable Securities held by all Holders (the 'Requesting Holders'), or their proposed managing underwriter, which such Underwriting Request may not be made sooner than the six-month anniversary of the Closing Date. In any such underwritten offering, the investment banker or bankers and manager or managers that will administer the offering will be selected by, and the underwriting arrangements with respect thereto, will be approved by the Holders of a majority of the Registrable Securities to be included in such offering; provided, however, that (i) such investment bankers and managers and underwriting arrangements must be reasonably satisfactory to the Company and (ii) the Company shall not be obligated to arrange for more than
(a) two underwritten offerings during the Effectiveness Period or (b) one such underwritten offering during any twelve month period. No Holder may participate in any underwritten offering contemplated hereby unless (a) such Holder agrees to sell such Holder's Registrable Securities in accordance with any approved underwriting arrangements, (b) such Holder completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such approved underwriting arrangements and (c) at least $7,500,000 of Registrable Securities (based on fair market value as of the day the Underwriting Request is made) are included by all Selling Holders in such underwritten offering. The Company agrees to provide reasonable cooperation to the underwriters selected by the Holders.

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    6.2 Notice to Other Holders. Upon receipt of such Underwriting Request, the
Company shall provide written notice to the other Holders notifying them of the receipt of such request. Such other Holders may, upon written notice delivered to the Company within fifteen (15) days of the date of the Company's notice, elect to participate in the Underwriting Request. Allocations and cutbacks as between the Selling Holders in connection with an Underwriting Request shall be as agreed by the Selling Holders.

    6.3 Company Offering. Notwithstanding Section 6.1 or the provisions of
Section 5.13 hereof, if at the time an Underwriting Request is made, the Company is contemplating filing a registration statement in connection with the offering of its securities (a 'Company Offering'), then the Company, by written notice to the Requesting Holders or the proposed managing underwriter, need not take any efforts with respect to the Underwriting Request in order to permit the Company Offering to proceed; provided, however, that if the Company does not file a registration statement with respect to the Company Offering within sixty (60) days of the Company's written notice to informing the requesting Selling Holders of the contemplated Company Offering, then the Company will proceed with the Underwriting Request. If the Company proceeds with the Company Offering, then the Underwriting Request shall be deemed to have been withdrawn. In addition, the Company need not take any action with respect to an Underwriting Request that would cause it to be in violation of any underwriting agreement it may be a party to. In addition, upon receipt of a request from the managing underwriters to prepare and file an amendment or supplement to the Shelf Registration Statement and related Prospectus in connection with an underwritten offering, the Company may delay the filing of any such amendment or supplement for up to ninety (90) days if such filing would require the Company to disclose a Transaction and the Board of Directors shall have determined in good faith that such disclosure might interfere with or adversely affect the negotiations or completion of such any such Transaction or is not otherwise in the best interests of the Company and its stockholders. The Effectiveness Period shall be extended on a day-for-day basis as a result of any such delay which occurs within ninety (90) days of the end of the then-current Effectiveness Period.

    6.4 Cooperation. The Company shall not have any obligation to cooperate with an Underwriting Request, unless it receives a written representation from the Selling Holders (which may be part of such Underwriting Request) that (i) such Selling Holders believe they collectively own more than a majority of the Registrable Securities held by all Holders, and (ii) such underwriting will be conducted in accordance with the terms of an underwriting agreement entered into with the managing underwriter.

    6.5 Underwriter Holdback Arrangement. Any Selling Holders representing a majority of the Registrable Securities held by all Holders, that make an Underwriting Request and enter into an Underwriting Agreement for some or all of their Registrable Securities shall have the right to require any other Holders ('Non-Requesting Holders') to agree to the terms of such Underwriting Agreement, including any lock-up provisions; provided, however, that such Non-Requesting Holders have the right to participate in such underwriting on substantially identical terms as other Selling Holders.

    7. Selling Holders' Obligations.

    7.1 Provision of Information. The Company may require each Selling Holder of Registrable Securities as to which any registration contemplated by this Agreement is being effected to furnish to the Company such information regarding the distribution of such securities by, and such other information relevant to, the Selling Holder for inclusion in such Registration Statement, as the Company may from time to time reasonably request in writing. The Company shall not be obligated to include in any Registration Statement any securities owned by a Holder that does not comply with its obligations under this Agreement. Each Selling Holder agrees to promptly notify the Company of any change in the information it has provided and to not sell any Registrable Securities pursuant to a Registration Statement or the related Prospectus until the Company has filed any required amendment to the Registration Statement, or made any required changes to the Prospectus, as may be necessary to reflect such revised information.

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    7.2 Discontinued Use of Prospectus. Each Holder of Registrable Securities
agrees by execution of this Agreement that, upon receipt of any written notice from the Company of the happening of any event of the kind described in clauses (ii), (iii) or (iv) of Section 5.2 or Section 5.3 hereof, such Holder will forthwith discontinue disposition of Registrable Securities until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5.8 hereof, or until it is advised in writing (the 'Advice') by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in such Prospectus, and, if so directed by the Company, such Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice.

    7.3 Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

    8. Registration Expenses. The Company shall bear all expenses other than Selling Holder Expenses (defined below) incurred in connection with any Registration Statement, including, but not limited to, all registration and filing fees, fees with respect to any filings required to be made with the National Association of Securities Dealers, listing fees relative to any stock exchange or national market system, fees and expenses of compliance with state securities or blue sky laws, printing expenses, fees and disbursements of counsel for the Company, and fees and disbursements of all independent public accountants of the Company. Each Selling Holder shall bear his or its pro rata share of any Selling Holder Expenses. 'Selling Holder Expenses' shall consist of and be limited to (i) the Selling Holder's legal costs, including the fees and expenses of any counsel selected by the Selling Holder to represent him or it, and (ii) the brokerage and underwriting discounts and commissions of each Selling Holder; provided, however, that if an Underwriting Request is withdrawn at the request of the Selling Holders for any reason other than disclosure by the Company of material adverse information not known to the Holders requesting the underwritten offering at the time of the request, or due to the breach of this Agreement by the Selling Holders, then 'Selling Holder Expenses' shall also include the Company's reasonable and documented out-of-pocket expenses (including, but not limited to, attorneys' and accountants' fees and expenses) incurred in connection with complying with such Underwriting Request, which shall be paid pro rata by the Selling Holders (based on the number of Registrable Securities requested by them to be included in such Registration Statement.

    9. Indemnification.

    9.1 Indemnification by the Company. The Company agrees to indemnify and hold harmless, to the full extent permitted by law, each Holder of Registrable Securities, each Person who controls such Holder (within the meaning of the Securities Act or the Exchange Act) (a 'Controlling Person'), and each officer, director, employee and agent of such Holder and each Controlling Person and each selling agent and underwriter (the 'Indemnified Parties') from and against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of a material fact contained in the Shelf Registration Statement or other Registration Statement which includes Registrable Securities, Prospectus or preliminary prospectus or any amendment or supplement thereto or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as (i) the same are caused by or contained in any information furnished in writing to the Company by such Holder, expressly for use therein, or (ii) the Company has advised such Holder or such Holder's representatives in writing of a Section 5.2(iv) event and the Holder has sold Registrable Securities notwithstanding receipt of such notice prior to receipt of a supplement or amended Prospectus pursuant to Section 5.8 herein; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus if (i) such Holder failed to send or deliver a copy of the Prospectus with or prior to the delivery of written confirmation of the sale of Registrable

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Securities and (ii) the Prospectus corrected such untrue statement or omission;
provided, further, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission in the Prospectus, if such untrue statement or alleged untrue statement, omission or alleged omission is corrected in an amendment or supplement to the Prospectus and if, having previously been furnished by or on behalf of the Company with copies of the Prospectus as so amended or supplemented, such Holder thereafter fails to deliver such Prospectus as so amended or supplemented, prior to or concurrently with the sale of Registrable Securities to the Person asserting such loss, claim, damage, liability or expense who purchased such Registrable Securities that are the subject thereof from such Holder. The indemnity provided herein shall remain in full force and effect regardless of any investigation made by or on behalf of an Indemnified Party and shall survive the transfer of Registrable Securities by the Selling Holder. The Company shall be obligated to give to, and shall be entitled to receive from, selling brokers, underwriters and similar securities industry professionals participating in the distribution customary indemnities.

    9.2 Indemnification by Holders. In connection with the Shelf Registration Statements hereunder, each Selling Holder agrees to indemnify and hold harmless, to the full extent permitted by law, the Company, and each Person who controls the Company (within the meaning of the Securities Act or the Exchange Act), each selling agent and underwriter and each manager, director, officer, employee and agent of each such Person from and against any losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of a material fact or any omission of a material fact required to be stated in the Shelf Registration Statement or other Registration Statement which includes Registrable Securities or Prospectus or preliminary prospectus or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information or affidavit so furnished by such Holder to the Company specifically for inclusion in such Registration Statement or Prospectus. In no event, however, shall the liability of any Selling Holder hereunder be greater in amount than the dollar amount of the proceeds (net of commissions) received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

    9.3 Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder will (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification; provided, however, that the failure to provide such notice to the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under the indemnification provisions set forth in Section 9.1 and
Section 9.2; and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the Indemnified Party; provided, however, that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (a) the indemnifying party has agreed to pay such fees or expenses, or (b) the indemnifying party shall have failed to assume within a reasonable period of time the defense of such claim and employ counsel reasonably satisfactory to such person or (c) in the reasonable judgment of any such Person, based upon written advice of its counsel, a conflict of interest exists between such Person and the indemnifying party with respect to such claims or such Person has separate or additional defenses, in either case such as would make the representation of such Person by the same counsel as the indemnifying party improper under applicable standards of professional conduct (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person). If such defense is not assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not

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be obligated to pay the fees and expenses of more than one principal and one local counsel for all Indemnified Parties who are indemnified by such indemnifying party with respect to such claim.

    9.4 Contribution. If the indemnification provided for in Sections 9.1 or 9.2 is unavailable to the Indemnified Parties in respect of any losses, claims, damages or liabilities referred to herein, then each such indemnifying party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities, as between the Company on the one hand and each Selling Holder on the other hand, in such proportion as is appropriate to reflect the relative fault of the Company and of each Selling Holder in connection with such statements or omissions, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of each Selling Holder on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

    The Company and the Selling Holders agree that it would not be just and equitable if contribution pursuant to this Section 9.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Selling Holders' obligations to contribute pursuant to this Section 9.4 are several in proportion to the proceeds of any offering received by each Selling Holder bears to the total proceeds of the offering received by all the Selling Holders and not joint.

    9.5 Survival. The obligations of the Company and the Holders under this
Section 7 shall survive the completion of any offering of Registrable Securities in a Shelf Registration Statement under this Agreement or otherwise.

    9.6 Underwriting Agreement. In the event of a conflict between the terms of any underwriting agreement and this Section 9, the terms of the underwriting agreement shall govern.

    10. Reports Under Exchange Act. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration, the Company agrees to:

        (a) make and keep public information available, as those terms are understood and defined in Rule 144 promulgated under the Securities Act, at all times after ninety (90) days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public or of the first registration statement filed by the Company pursuant to the Exchange Act;

        (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

        (c) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144 promulgated under the Securities Act (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company under the Exchange Act, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

    11. Transfer of Registration Rights. The right to cause the Company to register Registrable Securities pursuant to this Agreement may be assigned by a Holder to (i) a transferee or assignee of Registrable Securities who acquires pursuant to such transfer, not less than 25,000 Registrable Securities (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like), (ii) a subsidiary, parent or other affiliate, member, shareholder, officer, general partner, limited partner or former or retired partner of a Holder, or (iii) a Holder's family member, family partnership or trust for the benefit of an individual Holder or any family member; provided, however, that such assignment shall be effective only if (a) the transferee agrees in writing to be bound by and subject to the terms and conditions of this Agreement, including, but not limited to, the provisions of Section 4 above, (b) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being transferred and
(c) such transfer of any Registrable Securities is lawful under all applicable securities laws.

    12. Miscellaneous.

    12.1 Remedies. In the event of a breach by the Company of its obligations under this Agreement, each Holder of Registrable Securities, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement, subject to Section 7.3 hereof. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby waives the defense in any action for specific performance that a remedy at law would be adequate.

    12.2 Notices. All notices or other communications hereunder shall be in writing and shall be given by (i) personal delivery, (ii) courier or other same day or overnight delivery service which obtains a receipt evidencing delivery,
(iii) registered or certified mail (postage prepaid and return receipt requested), or (iv) facsimile or similar electronic device, to such address as may be designated from time to time by the relevant party, and which shall initially be:

         If to the Company:  Sorrento Networks Corporation
                             9990 Mesa Rim Road
                             San Diego, CA 92121
                             Facsimile: (310) 479-2959
                             Attn: Chief Financial Officer and General Counsel

                             with a copy to:

                             Irell & Manella LLP
                             1800 Avenue of the Stars, Suite 900
                             Los Angeles, CA 90067
                             Facsimile: (310) 203-7199
                             Attn: J. Christopher Kennedy, Esq.

         If to the Holders:  To the persons and addresses listed on Exhibit A with copies to:

                             Winston & Strawn
                             101 California Street, Suite 3900
                             San Francisco, CA 94111
                             Facsimile: (415) 421-7879
                             Attn: Margaret Sheneman, Esq.

                             and

                             White & Case LLP
                             1155 Avenue of the Americas
                             New York, NY 10036
                             Facsimile: (212) 354-8113
                             Attn: Evan C. Hollander, Esq.,

    All notices and other communications shall be deemed to have been given
(i) if delivered by the United States mail, three business days after mailing (five business days if delivered to an address outside of the United States),
(ii) if delivered by a courier or other delivery service, one business day after dispatch (two business days if delivered to an address outside of the United States), and (iii) if personally delivered or sent by facsimile or similar electronic device, upon receipt by the recipient or its agent or employee (which, in the case of a notice sent by facsimile or similar electronic device, shall be the time and date indicated on the transmission confirmation receipt). No objection may be made by a party to the manner of delivery of any notice actually received in writing by an authorized agent of such party.

    12.3 Complete Agreement; Modifications. This Agreement and any documents referred to herein or executed contemporaneously herewith constitute the Parties' entire agreement with respect to the subject matter hereof and supersede all agreements, representations, warranties, statements, promises and understandings, whether oral or written, with respect to the subject matter hereof. This Agreement may be amended, altered or modified only by a writing signed by the Company and Holders of a majority of the Registrable Securities then held by all Holders.

    12.4 Calculation of Registrable Securities. For the purposes of this Agreement, if the Registrable Securities consist of Common Stock and another class of securities convertible into Common Stock, then the calculation of the number of Registrable Securities shall include any shares of Common Stock acquired or which may be acquired by the Holders upon conversion of any such convertible securities comprising part of the Registrable Securities.

    12.5 Successors and Assigns. Except as provided herein to the contrary, this Agreement shall be binding upon and inure to the benefit of the Parties, their respective successors and permitted assigns, including, without limitation and without the need for an express assignment, subsequent Holders of Registrable Securities who are assigned registration rights pursuant to Section 11 hereof. The Parties understand and acknowledge that, as required by the Exchange Agreement, the Company intends to engage in a reincorporation merger to reincorporate in the State of Delaware. The Parties agree that upon the consummation of such reincorporation merger, all references to the 'Company' herein shall be deemed to be references to the surviving Delaware corporation in such merger.

    12.6 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the choice of law provisions thereof.

    12.7 Attorneys' Fees. Should any litigation be commenced (including any proceedings in a bankruptcy court) between the Parties or their representatives concerning any provision of this Agreement or the rights and duties of any Person or entity hereunder, the party or parties prevailing in such proceeding shall be entitled, in addition to such other relief as may be granted, to the reasonable attorneys' fees and court costs incurred by reason of such litigation.

    12.8 Headings. The Article and Section headings in this Agreement are inserted only as a matter of convenience, and in no way define, limit, extend or interpret the scope of this Agreement or of any particular Article or Section.

    12.9 Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable, such provision shall be fully severable, and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement; furthermore, the remaining provisions of this Agreement shall remain in full force and effect, and, in place of such illegal, invalid or unenforceable provision, there automatically shall be added as a part of this Agreement a provision as similar to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

    12.10 Gender. Throughout this Agreement, as the context may require, the masculine gender includes the feminine and neuter; and the neuter gender includes the masculine and feminine.

    12.11 Counterparts. This Agreement may be executed in any number of counterparts and by the Parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

    12.12 Termination. This Agreement shall automatically terminate and be of no further force or effect if the Exchange Agreement is terminated for any reason without the transactions contemplated thereby being consummated.

               [Remainder of this page intentionally left blank.]

                SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

    In WITNESS WHEREOF the parties have executed this Agreement on the date set forth below.

                                                   'COMPANY'
Dated:  ........................... , 2003         Sorrento Networks Corporation,
                                                   a New Jersey corporation

                                                   By: ......................................

                                                   Name: ....................................

                                                   Its: .....................................

                                                   'EXCHANGING HOLDERS'
Dated:  ........................... , 2003         ..........................................

                                                   By: ......................................

                                                   Name: ....................................

                                                   Its: .....................................

Dated:  ........................... , 2003         ..........................................

                                                   Name: ....................................

                                                   Name: ....................................

                                                                      APPENDIX B

                              FAIRNESS OPINION OF
             HOULIHAN LOKEY HOWARD & ZUKIN FINANCIAL ADVISORS, INC.

February 14, 2003

To the Board of Directors of
Sorrento Networks Corporation
9990 Mesa Rim Road
San Diego, CA 92121

Attn: Mr. Phillip Arneson
     Chairman of the Board, President and Chief Executive Officer

Dear Sirs:

    We understand that Sorrento Networks Corporation ('Sorrento' or the 'Company' hereinafter) has entered into a Letter of Intent (the 'Letter of Intent') with holders of the Company's 9.75% Senior Convertible Debentures (the 'Debentures') and the Series A Convertible Preferred Stock (the 'Preferred Stock') of Sorrento Networks, Inc., a majority-owned subsidiary of the Company. The Letter of Intent and associated term sheet (the 'Term Sheet') contemplate an exchange of the Debentures and the Preferred Stock at a closing into shares (the 'Exchange Shares') of common stock and $12.5 million (the 'Exchange Debentures', and together with the Fee Amount Debentures (defined below), the 'New Debentures') of new 7.5% secured convertible debentures of the Company (the 'Exchange'). Certain holders of the Series A Preferred would also receive additional New Debentures of up to $0.95 million (the 'Fee Amount Debentures') to pay certain legal fees. The Exchange Shares and the shares of Common Stock issuable upon conversion of the Exchange Debentures (the 'Conversion Shares') would represent 87.5% of the Company's Common Stock (the 'Common Stock') on a diluted basis. As of closing, holders of the outstanding Common Stock immediately before the date of the Closing (the 'Common Holders') would own 7.5% of the Common Stock on a diluted basis. In addition, the Common Holders would receive warrants to acquire Common Stock, in the aggregate, totaling 5% on a diluted basis for a cash exercise price equal to 110% of the Reference Price (as defined in the Term Sheet).

    Such transactions as disclosed to Houlihan Lokey Howard & Zukin Financial Advisors, Inc. ('Houlihan Lokey' hereinafter) are referred to as the 'Transaction.'

    You have requested our opinion (the 'Opinion') as to the fairness of the Transaction, from a financial point of view, to the Common Holders. This Opinion does not address the Company's underlying business decision to effect the Transaction. We have not been requested to, and did not, solicit third party indications of interest in acquiring all or any part of the Company.

    Furthermore, at your request, we have not negotiated the Transaction or advised you with respect to alternatives to the Transaction. In addition, this opinion does not address the viability of the Company following consummation of the Transaction or at any other time.

    In connection with this Opinion, we have made such reviews, analyses and inquiries as we have deemed necessary and appropriate under the circumstances. Among other things, we have:

    1. reviewed the Company's annual reports to shareholders and on Form 10-K for the fiscal years ended 2000 through 2002 and quarterly reports on Form 10-Q for the three quarters ended October 31, 2002, and Company-prepared interim financial statements for the five-month period ended December 31, 2002, which the Company's management has identified as being the most current financial statements available;

    2. reviewed copies of the following agreements:

         Sorrento Networks, Inc. Investors' Rights Agreement dated March 3, 2000

         Sorrento Networks, Inc. Series A Preferred Stock Purchase Agreement dated March 3, 2000

         Certificate of Determination of Preferences of Series A Convertible Preferred Stock of Sorrento Networks, Inc. date February 18, 2000

         Memo from management detailing Series D Preferred Stock dated February 10, 2003

         Capitalization table and Restructuring Worksheet as of February 3, 2003

         Company 8-K detailing restructuring plan dated December 10, 2002

         Company Proxy dated August 28, 2002;

     3. reviewed the draft proxy statement related to the Transaction, dated February 12, 2003;

     4. reviewed Sorrento Networks Presentation to NASDAQ dated January 16,
        2003;

     5. met with certain members of the Company's senior management to discuss
        (i) the process, status and prospects of the Company's solicitation of alternative sources of financing and other potential strategic alternatives; and (ii) the operations, financial condition (including current cash position and the excess of liabilities over assets), future prospects, projected operations and performance of the Company and its ability to meet its obligations as the come due.

     6. visited certain facilities and business offices of the Company;

     7. reviewed forecasts and projections prepared by the Company's management with respect to the Company for the years ended January 31, 2003 through 2004;

     8. reviewed the historical market prices and trading volume for the Company's publicly traded securities;

     9. reviewed certain other publicly available financial data for certain companies that we deem comparable to the Company, and publicly available prices and premiums paid in other transactions that we considered similar to the Transaction;

    10. reviewed drafts of certain documents to be delivered at the closing of the Transaction, including the Definitive Agreement; and

    11. conducted such other studies, analyses and inquiries as we have deemed appropriate.

    In evaluating the information described above, we have been advised by the Company that, based on the Company's financial projections, (i) if the Company were to meet all its existing and contingent payment obligations (including obligations to holders of Debentures and Preferred Stock), the Company would exhaust its cash resources and would no longer be able to conduct its operations after such date; (ii) unless the Company consummates the Transactions or an alternative transaction, it will not be able to pay its liabilities as they come due; and (iii) the Company and its investment bankers have aggressively solicited indications of interest for a new capital investment in the Company or an acquisition of the Company from numerous financial and strategic investors, but have not received any indications of interest that would adequately address the Company's ability to pay its existing and contingent liabilities.

    We have relied upon and assumed, without independent verification, that the financial forecasts and projections provided to us have been reasonably prepared and reflect the best currently available estimates of the future financial results and condition of the Company, and that there has been no material change in the assets, financial condition, business or prospects of the Company since the date of the most recent financial statements made available to us. We have also assumed that the Transaction will be consummated in accordance with terms disclosed to us, without waiver, modification or amendment or any material term, condition or agreement and that no delay, limitation, restriction or condition will be imposed that would have an adverse effect on the benefits to the Company and its stockholders of the Transactions.

    We have not independently verified the accuracy and completeness of the information supplied to us with respect to the Company and do not assume any responsibility with respect to it. We have not made any physical inspection or independent appraisal of any of the properties or assets of the Company. Our opinion is necessarily based on business, economic, market and other conditions as they exist and can be evaluated by us at the date of this letter.

    This opinion may be reproduced in full in any proxy statement mailed to stockholders of the Company in connection with the Transactions but may not otherwise be quoted, referred to or reproduced at any time or in any manner without our prior written consent. This opinion does not constitute a recommendation to any stockholder or any other person as to how such holder or person should vote with respect to the Transactions, and should not be relied upon by any stockholder or other person as such.

    Based upon the foregoing, and in reliance thereon, it is our opinion that the Transaction is fair to the Common Holders of the Company from a financial point of view.

             HOULIHAN LOKEY HOWARD & ZUKIN FINANCIAL ADVISORS, INC.

                                                                      APPENDIX C














                           2003 EQUITY INCENTIVE PLAN
                                       OF
                         SORRENTO NETWORKS CORPORATION

                               TABLE OF CONTENTS

                                                                   PAGE
                                                                   ----
1.   Purpose of this Plan........................................    1
2.   Definitions and Rules of Interpretation.....................    1
     2.1 Definitions.............................................    1
     2.2 Rules of Interpretation.................................    4
3.   Shares Subject to this Plan; Term of this Plan..............    4
     3.1 Number of Award Shares..................................    4
     3.2 Source of Shares........................................    4
     3.3 Term of this Plan.......................................    4
4.   Administration..............................................    5
     4.1 General.................................................    5
     4.2 Authority of Administrator..............................    5
     4.3 Scope of Discretion.....................................    6
5.   Persons Eligible to Receive Awards..........................    6
     5.1 Eligible Individuals....................................    6
     5.2 Section 162(m) Limitation...............................    6
6.   Terms and Conditions of Options.............................    7
     6.1 Price...................................................    7
     6.2 Term....................................................    7
     6.3 Vesting.................................................    7
     6.4 Form of Payment.........................................    7
     6.5 Nonassignability of Options.............................    8
     6.6 Substitute Options......................................    8
     6.7 Cancellation and Regrant of Options.....................    8
7.   Incentive Stock Options.....................................    8
8.   Stock Appreciation Rights, Stock Awards and Cash Awards.....    9
     8.1 Stock Appreciation Rights...............................    9
     8.2 Stock Awards............................................   10
     8.3 Cash Awards.............................................   11
9.   Exercise of Awards..........................................   11
     9.1 In General..............................................   11
     9.2 Time of Exercise........................................   11
     9.3 Issuance of Award Shares................................   11
     9.4 Termination.............................................   12
10.  Certain Transactions and Events.............................   13
     10.1 In General.............................................   13
     10.2 Changes in Capital Structure...........................   13
     10.3 Fundamental Transactions...............................   13
     10.4 Divestiture............................................   14
     10.5 Dissolution............................................   14
     10.6 Cut-Back to Preserve Benefits..........................   14
11.  Automatic Option Grants to Nonemployee Directors............   14
     11.1 Grant Dates............................................   14
     11.2 Exercise Price.........................................   14
     11.3 Option Term............................................   14
     11.4 Exercise and Vesting of Options........................   14
     11.5 Limited Transferability of Options.....................   15
     11.6 Termination of Board Service...........................   15
     11.7 Certain Transactions and Events........................   15

12.  Withholding and Tax Reporting...............................   16
     12.1 Tax Withholding Alternatives...........................   16
     12.2 Reporting of Dispositions..............................   17
13.  Compliance with Law.........................................   17
14.  Amendment or Termination of this Plan or Outstanding           17
     Awards......................................................
     14.1 Amendment and Termination..............................   17
     14.2 Shareholder Approval...................................   17
     14.3 Effect.................................................   17
15.  Reserved Rights.............................................   17
     15.1 Nonexclusivity of this Plan............................   17
     15.2 Unfunded Plan..........................................   18
16.  Special Arrangements Regarding Award Shares.................   18
     16.1 Escrows and Pledges....................................   18
     16.2 Repurchase Rights......................................   18
17.  Beneficiaries...............................................   18
18.  Miscellaneous...............................................   19
     18.1 Governing Law..........................................   19
     18.2 Determination of Value.................................   19
     18.3 Reservation of Shares..................................   19
     18.4 Contractual Arrangements...............................   19
     18.5 Prior Plans............................................   19
     18.6 Electronic Communications..............................   19
     18.7 Notices................................................   20

1. PURPOSE OF THIS PLAN

    The purpose of this 2003 Equity Incentive Plan is to enhance the long-term shareholder value of Sorrento Networks Corporation by offering opportunities to eligible individuals to participate in the growth in value of the equity of Sorrento Networks Corporation.

2. DEFINITIONS AND RULES OF INTERPRETATION

    2.1 Definitions

    This Plan uses the following defined terms:

        (a) 'Administrator' means the Board, the Committee, or any officer or employee of the Company to whom the Board or the Committee delegates authority to administer this Plan.

        (b) 'Affiliate' means a 'parent' or 'subsidiary' (as each is defined in Section 424 of the Code) of the Company and any other entity that the Board or Committee designates as an 'Affiliate' for purposes of this Plan.

        (c) 'Applicable Law' means any and all laws, rules and regulations of whatever jurisdiction, within or without the United States, and the rules of any stock exchange or quotation system on which Shares are listed or quoted, applicable to the taking or refraining from taking of any action under this Plan, including the administration of this Plan and the issuance or transfer of Awards or Award Shares.

        (d) 'Award' means a Stock Award, SAR, Cash Award, or Option granted in accordance with the terms of the Plan.

        (e) 'Award Agreement' means the document evidencing the grant of an Award.

        (f) 'Award Shares' means Shares covered by an outstanding Award or purchased under an Award.

        (g) 'Awardee' means: (i) a person to whom an Award has been granted, including a holder of a Substitute Award, (ii) a person to whom an Award has been transferred in accordance with all applicable requirements of Sections 6.5, 7(h), 11.4 and 17, and (iii) a person who holds Option Shares subject to any right of repurchase under Section 16.2.

        (h) 'Board' means the board of directors of the Company.

        (i) 'Cash Award' means the right to receive cash as described in Section 8.3.

        (j) 'Change of Control' means a change in ownership or control of the Company effected through either of the following transactions:

           (i) The acquisition, directly or indirectly by any person or related group of persons (other than the Company or an Affiliate), of beneficial ownership (within the meaning of Rule 13d]-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's shareholders; or

           (ii) A change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to consist of individuals who either (A) have been Board members continuously since the beginning of such period or
       (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

        (k) 'Code' means the Internal Revenue Code of 1986.

        (l) 'Committee' means a committee composed of Company Directors appointed in accordance with the Company's charter documents and Section 4.

        (m) 'Company' means Sorrento Networks Corporation, a Delaware corporation.

        (n) 'Company Director' means a member of the Board.

        (o) 'Consultant' means an individual who, or an employee of any entity that, provides bona fide services to the Company or an Affiliate not in connection with the offer or sale of securities in a capital-raising transaction, but who is not an Employee.

        (p) 'Director' means a member of the board of directors of the Company or an Affiliate.

        (q) 'Divestiture' means any transaction or event that the Board specifies as a Divestiture under Section 10.4.

        (r) 'Domestic Relations Order' means a 'domestic relations order' as defined in, and otherwise meeting the requirements of, Section 414(p) of the Code, except that reference to a 'plan' in that definition shall be to this Plan.

        (s) 'Employee' means a regular employee of the Company or an Affiliate, including an officer or Director, who is treated as an employee in the personnel records of the Company or an Affiliate, but not individuals who are classified by the Company or an Affiliate as: (i) leased from or otherwise employed by a third party, (ii) independent contractors, or
    (iii) intermittent or temporary workers. The Company's or an Affiliate's classification of an individual as an 'Employee' (or as not an 'Employee') for purposes of this Plan shall not be altered retroactively even if that classification is changed retroactively for another purpose as a result of an audit, litigation or otherwise. An Awardee shall not cease to be an Employee due to transfers between locations of the Company, or between the Company and an Affiliate, or to any successor to the Company or an Affiliate that assumes the Awardee's Options under Section 10. Neither service as a Director nor receipt of a director's fee shall be sufficient to make a Director an 'Employee.'

        (t) 'Exchange Act' means the Securities Exchange Act of 1934.

        (u) 'Executive' means, if the Company has any class of any equity security registered under Section 12 of the Exchange Act, an individual who is subject to Section 16 of the Exchange Act or who is a 'covered employee' under Section 162(m) of the Code, in either case because of the individual's relationship with the Company or an Affiliate. If the Company does not have any class of any equity security registered under Section 12 of the Exchange Act, 'Executive' means any (i) Director, (ii) officer elected or appointed by the Board, or (iii) beneficial owner of more than 10% of any class of the Company's equity securities.

        (v) 'Expiration Date' means, with respect to an Award, the date stated in the Award Agreement as the expiration date of the Award or, if no such date is stated in the Award Agreement, then the last day of the maximum exercise period for the Award, disregarding the effect of an Awardee's Termination or any other event that would shorten that period.

        (w) 'Fair Market Value' means the value of Shares as determined under
    Section 18.2.

        (x) 'Fundamental Transaction' means either of the following shareholder-approved transactions:

           (i) the Company or an Affiliate is a party to a merger, consolidation, amalgamation, or other transaction in which the beneficial shareholders of the Company, immediately before the transaction, beneficially own securities representing 50% or less of the total combined voting power or value of the Company immediately after the transaction, or

           (ii) The sale, transfer or other disposition of all or substantially all of the Company's assets in complete liquidation or dissolution of the Company.

        (y) 'Grant Date' means the date the Administrator approves the grant of an Award. However, if the Administrator specifies that an Award's Grant Date is a future date or the date on which a condition is satisfied, the Grant Date for such Award is that future date or the date that the condition is satisfied.

        (z) 'Hostile Take-Over' shall mean the acquisition, directly or indirectly, by any person or related group of persons (other than the Company or an Affiliate) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's shareholders which the Board does not recommend such shareholders to accept.

        (aa) 'Incentive Stock Option' means an Option intended to qualify as an incentive stock option under Section 422 of the Code and designated as an Incentive Stock Option in the Award Agreement for that Option.

        (bb) 'Nonemployee Director' means any person who is a member of the Board but is not an Employee of the Company or any Affiliate of the Company and has not been an Employee of the Company or any Affiliate of the Company at any time during the preceding twelve months. Service as a director does not in itself constitute employment for purposes of this definition.

        (cc) 'Nonstatutory Option' means any Option other than an Incentive Stock Option.

        (dd) 'Objectively Determinable Performance Condition' shall mean a performance condition (i) that is established (A) at the time an Award is granted or (B) no later than the earlier of (1) 90 days after the beginning of the period of service to which it relates, or (2) before the elapse of 25% of the period of service to which it relates, (ii) that is uncertain of achievement at the time it is established, and (iii) the achievement of which is determinable by a third party with knowledge of the relevant facts. Examples of measures that may be used in Objectively Determinable Performance Conditions include, without limitation, net order dollars, net profit dollars, net profit growth, net revenue dollars, revenue growth, individual performance, earnings per share, return on assets, return on equity, and other financial objectives, objective customer satisfaction indicators and efficiency measures, each with respect to the Company and/or an individual business unit.

        (ee) 'Officer' means an officer of the Company as defined in Rule 16a-1 adopted under the Exchange Act.

        (ff) 'Option' means a right to purchase Shares of the Company granted under this Plan.

        (gg) 'Option Price' means the price payable under an Option for Shares, not including any amount payable in respect of withholding or other taxes.

        (hh) 'Option Shares' means Shares covered by an outstanding Option or purchased under an Option.

        (ii) 'Plan' means this 2003 Equity Incentive Plan of Sorrento Networks Corporation.

        (jj) 'Prior Plans' means the Company's 1997 Incentive and Non-Qualified Stock Option Plan, the 1997 Directors Stock Option Plan, and the 2000 Stock Option/Stock Issuance Plan in effect.

        (kk) 'Purchase Price' means the price payable under a Stock Award for Shares, not including any amount payable in respect of withholding or other taxes.

        (ll) 'Reverse Vesting' means that an Option is or was fully exercisable but that, subject to a 'reverse' vesting schedule, the Company has a right to repurchase the Option Shares as specified in Section 15.2(a), with the Company's right of repurchase expiring in accordance with a 'forward' vesting schedule that would otherwise have applied to the Option under which the Option Shares were purchased or in accordance with some other vesting schedule described in the Award Agreement. With respect to a Stock Award, Reverse Vesting means that the Company has a right to repurchase the Award Shares purchased pursuant to the Stock Award, as specified in Section 16.2(a), with the Company's right of repurchase expiring in accordance with the vesting schedule in the Award Agreement.

        (mm) 'Rule 16b-3' means Rule 16b-3 adopted under Section 16(b) of the Exchange Act.

        (nn) 'SAR' or 'Stock Appreciation Right' means a right to receive cash based on a change in the Fair Market Value of a specific number of Shares pursuant to an Award Agreement, as described in Section 8.1.

        (oo) 'Securities Act' means the Securities Act of 1933.

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        (pp) 'Share' means a share of the common stock of the Company or other securities substituted for the common stock under Section 10.

        (qq) 'Stock Award' means an offer by the Company to sell shares subject to certain restrictions pursuant to the Award Agreement as described in
    Section 8.2.

        (rr) 'Substitute Award' means a Substitute Option, Substitute SAR or Substitute Stock Award granted in accordance with the terms of the Plan.

        (ss) 'Substitute Option' means an Option granted in substitution for, or upon the conversion of, an option granted by another entity to purchase equity securities in the granting entity.

        (tt) 'Substitute SAR' means a SAR granted in substitution for, or upon the conversion of, a stock appreciation right granted by another entity with respect to equity securities in the granting entity.

        (uu) 'Substitute Stock Award' means a Stock Award granted in substitution for, or upon the conversion of, a stock award granted by another entity to purchase equity securities in the granting entity.

        (vv) 'Take-Over Price' shall mean the greater of (i) the Fair Market Value per share of Company's Common Stock on the date the option is surrendered to the Company in connection with a Hostile Take-Over or
    (ii) the highest reported price per share of the Company's Common Stock paid by the tender offeror in effecting such Hostile Take-Over.

        (ww) 'Termination' means that the Awardee has ceased to be, with or without any cause or reason, an Employee, Director or Consultant. However, unless so determined by the Administrator, 'Termination' shall not include a change in status from an Employee, Consultant or Director to another such status. An event that causes an Affiliate to cease being an Affiliate shall be treated as the 'Termination' of that Affiliate's Employees, Directors, and Consultants.

    2.2 Rules of Interpretation. Any reference to a 'Section,' without more, is to a Section of this Plan. Captions and titles are used for convenience in this Plan and shall not, by themselves, determine the meaning of this Plan. Except when otherwise indicated by the context, the singular includes the plural and vice versa. Any reference to a statute is also a reference to the applicable rules and regulations adopted under that statute. Any reference to a statute, rule or regulation, or to a section of a statute, rule or regulation, is a reference to that statute, rule, regulation, or section as amended from time to time, both before and after the effective date of this Plan and including any successor provisions.

3. SHARES SUBJECT TO THIS PLAN; TERM OF THIS PLAN

    3.1 Number of Award Shares. Subject to adjustment under Section 10, the
maximum number of Shares that may be issued under this Plan is [      ]. When an
Award is granted, the maximum number of Shares that may be issued under this Plan shall be reduced by the number of Shares covered by that Award. However, if an Award later terminates or expires without having been exercised in full, the maximum number of shares that may be issued under this Plan shall be increased by the number of Shares that were covered by, but not purchased under, that Award. By contrast, the repurchase of Shares by the Company shall not increase the maximum number of Shares that may be issued under this Plan.

    3.2 Source of Shares. Award Shares may be: (a) Shares that have never been issued, (b) Shares that have been issued but are no longer outstanding, or
(c) Shares that are outstanding and are acquired, including shares repurchased by the Company on the open market, to discharge the Company's obligation to deliver Award Shares.

    3.3 Term of this Plan

        (a) This Plan shall be effective on, and Awards may be granted under this Plan after, the date it has been both adopted by the Board and approved by the Company's shareholders.

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        (b) Subject to Section 13, Awards may be granted under this Plan for a period of ten years from the earlier of the date on which the Board approves this Plan and the date the Company's shareholders approve this Plan. Accordingly, Awards may not be granted under the Plan after the earlier of those dates.

        (c) One or more provisions of the Plan, including (without limitation) the provisions of Section 10, may, in the Administrator's discretion, be extended to one or more options granted under Prior Plans which do not otherwise contain such provisions, provided, however, that no modification of any option shall impair any existing contractual rights of any awardee unless the affected awardee consents to such modification. When contemplating a modification of awards granted under Prior Plans pursuant to this Section 3.3(d), the Administrator shall give due consideration to the effect of such modification under Applicable Law, tax laws and any adverse accounting treatment that may be incurred.

4. ADMINISTRATION

    4.1 General

        (a) The Board shall have ultimate responsibility for administering this Plan. The Board may delegate certain of its responsibilities to a Committee, which shall consist of at least two members of the Board. The Board or the Committee may further delegate its responsibilities to any Employee of the Company or any Affiliate. Where this Plan specifies that an action is to be taken or a determination made by the Board, only the Board may take that action or make that determination. Where this Plan specifies that an action is to be taken or a determination made by the Committee, only the Committee may take that action or make that determination. Where this Plan references the 'Administrator,' the action may be taken or determination made by the Board, the Committee, or other Administrator. However, only the Board or the Committee may approve grants of Awards to Executives, and an Administrator other than the Board or the Committee may grant Awards only within guidelines established by the Board or Committee. Moreover, all actions and determinations by any Administrator are subject to the provisions of this Plan.

        (b) So long as the Company has registered and outstanding a class of equity securities under Section 12 of the Exchange Act, the Committee shall consist of Company Directors who are 'Non-Employee Directors' as defined in Rule 16b-3 and, after the expiration of any transition period permitted by Treasury Regulations Section 1.162-27(h)(3), who are 'outside directors' as defined in Section 162(m) of the Code.

    4.2 Authority of Administrator. Subject to the other provisions of this Plan, the Administrator shall have the authority to:

        (a) grant Awards, including Substitute Awards;

        (b) determine the Fair Market Value of Shares;

        (c) determine the Option Price and the Purchase Price of Awards;

        (d) select the Awardees;

        (e) determine the times at which Awards are granted;

        (f) determine the number of Shares subject to each Award;

        (g) determine the types of payment that may be used to purchase Award Shares;

        (h) determine the types of payment that may be used to satisfy withholding tax obligations;

        (i) determine the other terms of each Award, including but not limited to the time or times at which Awards may be exercised, whether and under what conditions an Award is assignable, and whether an Option is a Nonstatutory Option or an Incentive Stock Option;

        (j) modify or amend any Award;

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        (k) authorize any person to sign any Award Agreement or other document related to this Plan on behalf of the Company;

        (l) determine the form of any Award Agreement or other document related to this Plan, and whether that document, including signatures, may be in electronic form;

        (m) interpret this Plan and any Award Agreement or document related to this Plan;

        (n) correct any defect, remedy any omission, or reconcile any inconsistency in this Plan, any Award Agreement or any other document related to this Plan;

        (o) adopt, amend, and revoke rules and regulations under this Plan, including rules and regulations relating to sub-plans and Plan addenda;

        (p) adopt, amend, and revoke special rules and procedures which may be inconsistent with the terms of this Plan, set forth (if the Administrator so chooses) in sub-plans regarding (for example) the operation and administration of this Plan and the terms of Awards, if and to the extent necessary or useful to accommodate non-U.S. Applicable Laws and practices as they apply to Awards and Award Shares held by, or granted or issued to, persons working or resident outside of the United States or employed by Affiliates incorporated outside the United States;

        (q) determine whether a transaction or event should be treated as a Change of Control, a Divestiture or neither;

        (r) determine the effect of a Fundamental Transaction and, if the Board determines that a transaction or event should be treated as a Change of Control or a Divestiture, then the effect of that Change of Control or Divestiture; and

        (s) make all other determinations the Administrator deems necessary or advisable for the administration of this Plan.

    4.3 Scope of Discretion. Subject to the last sentence of this Section 4.3, on all matters for which this Plan confers the authority, right or power on the Board, the Committee, or other Administrator to make decisions, that body may make those decisions in its sole and absolute discretion. Those decisions will be final, binding and conclusive. Moreover, but again subject to the last sentence of this Section 4.3, in making those decisions the Board, Committee or other Administrator need not treat all persons eligible to receive Awards, all Awardees, all Awards or all Award Shares the same way. However, except as provided in Section 13.3, the discretion of the Board, Committee or other Administrator is subject to the specific provisions and specific limitations of this Plan, as well as all rights conferred on specific Awardees by Award Agreements and other agreements.

5. PERSONS ELIGIBLE TO RECEIVE AWARDS

    5.1 Eligible Individuals. Awards (including Substitute Awards) may be granted to, and only to, Employees, Directors and Consultants, including to prospective Employees, Directors and Consultants conditioned on the beginning of their service for the Company or an Affiliate. However, Incentive Stock Options may only be granted to Employees, as provided in Section 7(g).

    5.2 Section 162(m) Limitation.

    (a) Options and SARs. So long as the Company is a 'publicly held corporation' within the meaning of Section 162(m) of the Code: (i) no Employee or prospective Employee may be granted one or more SARs and Options within any fiscal year of the Company under this Plan to purchase more than 1,300,000 Shares under Options or to receive compensation calculated with reference to more than that number of Shares under SARs, subject to adjustment under
Section 10, and (ii) Options and SARs may be granted to an Executive only by the Committee (and, notwithstanding Section 4.1(a), not by the Board). If an Option or SAR is cancelled without being exercised or if the Option Price of an Option is reduced, that cancelled or repriced Option or SAR shall continue to be counted against the limit on Awards that may be granted to any individual under this Section 5.2.

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    (b) Cash Awards and Stock Awards. Any Cash Award or Stock Award intended as
'qualified performance-based compensation' within the meaning of Section 162(m) of the Code must vest or become exercisable contingent on the achievement of one or more Objectively Determinable Performance Conditions. The Committee shall have the discretion to determine the time and manner of compliance with Section 162(m) of the Code.

6. TERMS AND CONDITIONS OF OPTIONS

    The following rules apply to all Options:

        6.1 Price. No Option intended as 'qualified incentive-based compensation' within the meaning of Section 162(m) of the Code may have an Option Price less than 100% of the Fair Market Value of the Shares on the Grant Date. In no event will the Option Price of any Option be less than the par value of the Shares issuable under the Option if that is required by Applicable Law. The Option Price of an Incentive Stock Option shall be subject to Section 7(f).

        6.2 Term. No Option shall be exercisable after its Expiration Date. No Option may have an Expiration Date that is more than ten years after its Grant Date. Additional provisions regarding the term of Incentive Stock Options are provided in Sections 7(a) and 7(e).

        6.3 Vesting. Options shall be exercisable: (a) on the Grant Date, or
    (b) in accordance with a schedule related to the Grant Date, the date the Optionee's directorship, employment or consultancy begins, or a different date specified in the Option Agreement. If so provided in the Option Agreement, an Option may be exercisable subject to the application of Reverse Vesting to the Option Shares. Additional provisions regarding the vesting of Incentive Stock Options are provided in Section 7(c). No Option granted to an individual who is subject to the overtime pay provisions of the Fair Labor Standards Act may be exercised before the expiration of six months after the Grant Date.

        6.4 Form of Payment.

    (a) The Administrator shall determine the acceptable form and method of payment for exercising an Option.

    (b) Acceptable forms of payment for all Option Shares are cash, check or wire transfer, denominated in U.S. dollars except as specified by the Administrator for non-U.S. Employees or non-U.S. sub-plans.

    (c) In addition, the Administrator may permit payment to be made by any of the following methods:

        (i) other Shares, or the designation of other Shares, which (A) are 'mature' shares for purposes of avoiding variable accounting treatment under generally accepted accounting principles (generally mature shares are those that have been owned by the Optionee for more than six months on the date of surrender), and (B) have a Fair Market Value on the date of surrender equal to the Option Price of the Shares as to which the Option is being exercised;

        (ii) provided that a public market exists for the Shares, consideration received by the Company under a procedure under which a broker-dealer that is a member of the National Association of Securities Dealers advances funds on behalf of an Optionee or sells Option Shares on behalf of an Optionee (a 'Cashless Exercise Procedure'), provided that if the Company extends or arranges for the extension of credit to an Optionee under any Cashless Exercise Procedure, no Officer or Director may participate in that Cashless Exercise Procedure;

        (iii) with respect only to Optionees who are neither Officers nor Directors as of the date of exercise, one or more promissory notes meeting the requirements of Section 6.4(e), provided, however, that promissory notes may not be used for any portion of an Award which is not vested at the time of exercise;

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        (iv) cancellation of any debt owed by the Company or any Affiliate to the Optionee by the Company including without limitation waiver of compensation due or accrued for services previously rendered to the Company; and

        (v) any combination of the methods of payment permitted by any paragraph of this Section 6.4.

    (d) The Administrator may also permit any other form or method of payment for Option Shares permitted by Applicable Law.

    (e) The promissory notes referred to in Section 6.4(c)(iii) must be full recourse. Unless the Committee specifies otherwise after taking into account any relevant accounting issues, the notes shall bear interest at a fair market value rate when the Option is exercised. Interest on the notes shall also be at least sufficient to avoid imputation of interest under Sections 483, 1274, and 7872 of the Code. The notes and their administration shall at all times comply with any applicable margin rules of the Federal Reserve. The notes may also include such other terms as the Administrator specifies. Payment may not be made by promissory note by Officers or Directors if Shares are registered under
Section 12 of the Exchange Act.

    6.5 Nonassignability of Options. Except as determined by the Administrator, no Option shall be assignable or otherwise transferable by the Optionee except by will or by the laws of descent and distribution. However, Options may be transferred and exercised in accordance with a Domestic Relations Order and may be exercised by a guardian or conservator appointed to act for the Optionee. Incentive Stock Options may only be assigned in compliance with Section 7(h).

    6.6 Substitute Options. The Board may cause the Company to grant Substitute Options in connection with the acquisition by the Company or an Affiliate of equity securities of any entity (including by merger, tender offer, or other similar transaction) or of all or a portion of the assets of any entity. Any such substitution shall be effective when the acquisition closes. Substitute Options may be Nonstatutory Options or Incentive Stock Options. Unless and to the extent specified otherwise by the Board, Substitute Options shall have the same terms and conditions as the options they replace, except that (subject to Section 10) Substitute Options shall be Options to purchase Shares rather than equity securities of the granting entity and shall have an Option Price determined by the Board.

    6.7 Cancellation and Regrant of Options. The Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected Option holders, the cancellation of any or all outstanding Options granted under this Plan and to grant in substitution new Options covering the same or a different number of shares of the Company's common stock but with an Option Price based on the Fair Market Value per share of the Company's common stock on the new Grant Date.

7. INCENTIVE STOCK OPTIONS

    The following rules apply only to Incentive Stock Options and only to the extent these rules are more restrictive than the rules that would otherwise apply under this Plan. With the consent of the Optionee, or where this Plan provides that an action may be taken notwithstanding any other provision of this Plan, the Administrator may deviate from the requirements of this Section, notwithstanding that any Incentive Stock Option modified by the Administrator will thereafter be treated as a Nonstatutory Option.

        (a) The Expiration Date of an Incentive Stock Option shall not be later than ten years from its Grant Date, with the result that no Incentive Stock Option may be exercised after the expiration of ten years from its Grant Date.

        (b) No Incentive Stock Option may be granted more than ten years from the date this Plan was approved by the Board.

        (c) Options intended to be incentive stock options under Section 422 of the Code that are granted to any single Optionee under all incentive stock option plans of the Company and its Affiliates, including incentive stock options granted under this Plan, may not vest at a rate of

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    more than $100,000 in Fair Market Value of stock (measured on the grant dates of the options) during any calendar year. For this purpose, an option vests with respect to a given share of stock the first time its holder may purchase that share, notwithstanding any right of the Company to repurchase that share. Unless the administrator of that option plan specifies otherwise in the related agreement governing the option, this vesting limitation shall be applied by, to the extent necessary to satisfy this $100,000 rule, treating certain stock options that were intended to be incentive stock options under Section 422 of the Code as Nonstatutory Options. The stock options or portions of stock options to be reclassified as Nonstatutory Options are those with the highest option prices, whether granted under this Plan or any other equity compensation plan of the Company or any Affiliate that permits that treatment. This Section 7(c) shall not cause an Incentive Stock Option to vest before its original vesting date or cause an Incentive Stock Option that has already vested to cease to be vested.

        (d) In order for an Incentive Stock Option to be exercised for any form of payment other than those described in Section 6.4(b), that right must be stated at the time of grant in the Option Agreement relating to that Incentive Stock Option.

        (e) Any Incentive Stock Option granted to a Ten Percent Shareholder, must have an Expiration Date that is not later than five years from its Grant Date, with the result that no such Option may be exercised after the expiration of five years from the Grant Date. A 'Ten Percent Shareholder' is any person who, directly or by attribution under Section 424(d) of the Code, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of any Affiliate on the Grant Date.

        (f) The Option Price of an Incentive Stock Option shall never be less than the Fair Market Value of the Shares at the Grant Date. The Option Price for the Shares covered by an Incentive Stock Option granted to a Ten Percent Shareholder shall never be less than 110% of the Fair Market Value of the Shares at the Grant Date.

        (g) Incentive Stock Options may be granted only to Employees. If an Optionee changes status from an Employee to a Consultant, that Optionee's Incentive Stock Options become Nonstatutory Options if not exercised within the time period described in Section 7(i).

        (h) No rights under an Incentive Stock Option may be transferred by the Optionee, other than by will or the laws of descent and distribution. During the life of the Optionee, an Incentive Stock Option may be exercised only by the Optionee. The Company's compliance with a Domestic Relations Order, or the exercise of an Incentive Stock Option by a guardian or conservator appointed to act for the Optionee, shall not violate this Section 7(h).

        (i) An Incentive Stock Option shall be treated as a Nonstatutory Option if it remains exercisable after, and is not exercised within, the three-month period beginning with the Optionee's Termination for any reason other than the Optionee's death or disability (as defined in Section 22(c) of the Code). In the case of Termination due to death, an Incentive Stock Option shall continue to be treated as an Incentive Stock Option if it remains exercisable after, and is not exercised within, the three-month period after the Optionee's Termination provided it is exercised before the Expiration Date. In the case of Termination due to disability, an Incentive Stock Option shall be treated as a Nonstatutory Option if it remains exercisable after, and is not exercised within, one year after the Optionee's Termination.

        (j) An Incentive Stock Option may only be modified by the Board.

8. STOCK APPRECIATION RIGHTS, STOCK AWARDS AND CASH AWARDS

    8.1 Stock Appreciation Rights. SARs may be granted either alone, in addition to, or in tandem with other Awards granted under the Plan. The Administrator may grant SARs subject to terms and conditions not inconsistent with the Plan and determined by the Administrator. The specific terms and conditions applicable to the Awardee shall be provided for in the Award Agreement. The following rules apply to SARs:

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        (a) Term. No SAR shall be exercisable after its Expiration Date. No SAR may have an Expiration Date that is more than ten years after its Grant
    Date.

        (b) Vesting. SARs shall be exercisable: (i) on the Grant Date, (ii) in accordance with a schedule related to the Grant Date, the date the Awardee's directorship, employment or consultancy begins, or a different date specified in the Award Agreement, or (iii) or upon the achievement of Objectively Determinable Performance Conditions.

        (c) Exercise of SARs. Upon the exercise of an SAR, in whole or in part, an Awardee shall be entitled to a payment in an amount equal to the excess of the Fair Market Value of a fixed number of Shares covered by the exercised portion of the SAR on the date of exercise, over the Fair Market Value of the Shares covered by the exercised portion of the SAR on the Grant Date. The amount due to the Awardee the exercise of a SAR will be paid in cash or Shares over the period or periods specified in the Award Agreement. An Award Agreement may place limits on the amount that may be paid over any specified period or periods upon the exercise of a SAR, on an aggregate basis or as to any Awardee. A SAR shall be considered exercised when the Company receives written notice of exercise in accordance with the terms of the Award Agreement from the person entitled to exercise the SAR.

        (d) Nonassignability of SARs. Except as determined by the Administrator, no SAR shall be assignable or otherwise transferable by the Awardee except by will or by the laws of descent and distribution. However, SARs may be transferred and exercised in accordance with a Domestic Relations Order.

        (e) Substitute SARs. The Board may cause the Company to grant Substitute SARs in connection with the acquisition by the Company or an Affiliate of equity securities of any entity (including by merger) or all or a portion of the assets of any entity. Any such substitution shall be effective when the acquisition closes. Unless and to the extent specified otherwise by the Board, Substitute SARs shall have the same terms and conditions as the options they replace, except that (subject to Section 10) Substitute SARs shall be exercisable with respect to the Fair Market Value of Shares rather than equity securities of the granting entity and shall be on terms that, as determined by the Board in its sole and absolute discretion, properly reflects the substitution.

        (f) Cancellation and Regrant of SARs. The Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected Awardee, the replacement or re-grant, through cancellation or modification, of Stock Awards granted under the Plan.

    8.2 Stock Awards. Stock Awards may be granted either alone, in addition to, or in tandem with other Awards granted under the Plan. The specific terms and conditions applicable to the Awardee shall be provided for in the Award Agreement. The Award Agreement shall state the number of Shares that the Awardee shall be entitled to receive or purchase, the terms and conditions on which the Shares shall vest, the price to be paid, if any, and, if applicable, the time within which the Awardee must accept such offer. The following rules apply to all Stock Awards:

        (a) Term. No Stock Award shall be exercisable after its Expiration Date. No Stock Award may have an Expiration Date that is more than ten years after its Grant Date.

        (b) Vesting. Stock Awards shall be exercisable: (i) on the Grant Date, or (ii) in accordance with a schedule related to the Grant Date, the date the Awardee's directorship, employment or consultancy begins, or a different date specified in the Award Agreement.

        (c) Right of Repurchase. If so provided in the Award Agreement, Award Shares acquired pursuant to a Stock Award may be subject to Reverse Vesting.

        (d) Form of Payment. The Administrator shall determine the acceptable form and method of payment for exercising a Stock Award.

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           (i) Acceptable forms of payment for all Award Shares are cash, check or wire transfer, denominated in U.S. dollars except as specified by the Administrator for non-U.S. Employees or non-U.S. sub-plans.

           (ii) In addition, the Administrator may permit payment to be made by any of the methods permitted with respect to the exercise of Options pursuant to Section 6.4.

        (e) Nonassignability of Stock Awards. Except as determined by the Administrator, no Stock Award shall be assignable or otherwise transferable by the Awardee except by will or by the laws of descent and distribution. However, Options may be transferred and exercised in accordance with a Domestic Relations Order.

        (f) Substitute Stock Award. The Board may cause the Company to grant Substitute Stock Awards in connection with the acquisition by the Company or an Affiliate of equity securities of any entity (including by merger) or all or a portion of the assets of any entity. Unless and to the extent specified otherwise by the Board, Substitute Stock Awards shall have the same terms and conditions as the options they replace, except that (subject to Section
    10) Substitute Stock Awards shall be Stock Awards to purchase Shares rather than equity securities of the granting entity and shall have a Purchase Price that, as determined by the Board in its sole and absolute discretion, properly reflects the substitution.

        (g) Cancellation or Regrant of Stock Awards. The Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected Awardee, the replacement or re-grant, through cancellation or modification, of Stock Awards granted under the Plan.

    8.3 Cash Awards. Cash Awards may be granted either alone, in addition to, or in tandem with other Awards granted under the Plan. Once the Administrator determines that it will grant a Cash Award, it shall advise the Awardee, by means of an Award Agreement, of the terms, conditions and restrictions related to the Cash Award. The following rules apply to all Cash Awards:

        (a) Term. No Cash Award shall be payable after its Expiration Date. No Cash Award may have an Expiration Date that is more than ten years after its Grant Date.

        (b) Vesting. Cash Awards shall be payable: (i) on the Grant Date, (ii) in accordance with a schedule related to the Grant Date, the date the Awardee's directorship, employment or consultancy begins, or a different date specified in the Award Agreement, or (iii) or upon the achievement of Objectively Determinable Performance Conditions.

9. EXERCISE OF AWARDS

    9.1 In General. An Award shall be exercisable in accordance with this Plan and the Award Agreement under which it is granted.

    9.2 Time of Exercise. Options and Stock Awards shall be considered exercised when the Company receives: (a) written notice of exercise from the person entitled to exercise the Option or Stock Award, (b) full payment, or provision for payment, in a form and method approved by the Administrator, for the Shares for which the Option or Stock Award is being exercised, and (c) with respect to Nonstatutory Options, payment, or provision for payment, in a form approved by the Administrator, of all applicable withholding taxes due upon exercise. An Award may not be exercised for a fraction of a Share. SARs and Cash Awards shall be considered exercised when the Company receives written notice of the exercise from the person entitled to exercise the SAR or Cash Award.

    9.3 Issuance of Award Shares. The Company shall issue Award Shares in the name of the person properly exercising the Award. If the Awardee is that person and so requests, the Award Shares shall be issued in the name of the Awardee and the Awardee's spouse. The Company shall endeavor to issue Award Shares promptly after an Award is exercised. However, until Award Shares are actually issued, as evidenced by the appropriate entry on the stock books of the Company or its transfer agent, the Awardee will not have the rights of a shareholder with respect to those Award Shares, even though the Awardee has completed all the steps necessary to exercise

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the Award. No adjustment shall be made for any dividend, distribution, or other right for which the record date precedes the date the Award Shares are issued, except as provided in Section 10.

    9.4 Termination

        (a) In General. Except as provided in an Award Agreement or in writing by the Administrator, including in an Award Agreement, and as otherwise provided in Sections 9.4(b), (c), (d), (e), (f), (g) and (h), after an Awardee's Termination, the Awardee's Awards shall be exercisable to the extent (but only to the extent) they are vested on the date of that Termination and only during the three months after the Termination, but in no event after the Expiration Date. To the extent the Awardee does not exercise an Award within the time specified for exercise, the Award shall automatically terminate.

        (b) Leaves of Absence. Unless otherwise provided in the Award Agreement, no Award may be exercised more than three months after the beginning of a leave of absence, other than a personal or medical leave approved by an authorized representative of the Company with employment guaranteed upon return. Awards shall not continue to vest during a leave of absence, unless otherwise determined by the Administrator with respect to an approved personal or medical leave with employment guaranteed upon return.

        (c) Death or Disability. Unless otherwise provided by the Administrator, if an Awardee's Termination is due to death or disability (as determined by the Administrator with respect to all Awards other than Incentive Stock Options and as defined by Section 22(e) of the Code with respect to Incentive Stock Options), all Awards of that Awardee to the extent exercisable at the date of that Termination may be exercised for one year after that Termination, but in no event after the Expiration Date. In the case of Termination due to death, an Award may be exercised as provided in
    Section 16. In the case of Termination due to disability, if a guardian or conservator has been appointed to act for the Awardee and been granted this authority as part of that appointment, that guardian or conservator may exercise the Award on behalf of the Awardee. In the case of an Awardee who dies or become disabled within three months after Termination, if the Termination was not due to Cause, the Awardee's Awards may be exercised for one year after that Termination. To the extent an Award is not so exercised within the time specified for its exercise, the Award shall automatically terminate.

        (d) Divestiture. If an Awardee's Termination is due to a Divestiture, the Board may take any one or more of the actions described in Section 10.3 with respect to the Awardee's Awards.

        (e) Retirement. Unless otherwise provided by the Administrator, if an Awardee's Termination is due to the Awardee's retirement in accordance with the Company's or an Affiliate's retirement policy, all Awards of that Awardee to the extent exercisable at the Awardee's date of retirement may be exercised for one year after the Awardee's date of retirement, but in no event after the Expiration Date. To the extent the Awardee does not exercise an Option within the time specified for exercise, the Award shall automatically terminate.

        (f) Severance Programs. Unless otherwise provided by the Administrator, if an Awardee's Termination results from participation in a voluntary severance incentive program of the Company or an Affiliate approved by the Board, all Awards of that Employee to the extent exercisable at the time of that Termination shall be exercisable for one year after the Awardee's Termination, but in no event after the Expiration Date. If the Awardee does not exercise an Award within the time specified for exercise, the Award shall automatically terminate.

        (g) Termination for Cause. If an Awardee's Termination is due to Cause, all of the Awardee's Awards shall automatically terminate and cease to be exercisable at the time of Termination and the Administrator may rescind any and all exercises of Awards by the Awardee that occurred after the first event constituting Cause. 'Cause' means employment-related dishonesty, fraud, misconduct or disclosure or misuse of confidential information, or other employment-related conduct that is likely to cause significant injury to the Company, an

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    Affiliate, or any of their respective employees, officers or directors
    (including, without limitation, commission of a felony or similar offense), in each case as determined by the Administrator. 'Cause' shall not require that a civil judgment or criminal conviction have been entered against or guilty plea shall have been made by the Awardee regarding any of the matters referred to in the previous sentence.

        (h) Administrator Discretion. Notwithstanding the provisions of Section
    9.4 (a)-(g), the Plan Administrator shall have complete discretion, exercisable either at the time an Award is granted or at any time while the Award remains outstanding, to:

           (i) Extend the period of time for which the Award is to remain exercisable, following the Awardee's Termination, from the limited exercise period otherwise in effect for that Award to such greater period of time as the Administrator shall deem appropriate, but in no event beyond the expiration of the option term; and/or

           (ii) Permit the Award to be exercised, during the applicable post-Termination exercise period, not only with respect to the number of vested shares of the Company's common stock for which such Award may be exercisable at the time of the Awardee's Termination but also with respect to one or more additional installments in which the Awardee would have vested had the Awardee not been subject to Termination; and/or

           (iii) Permit the lapse of some or all of the Company's repurchase rights, as to any given Award, that is subject to Reverse Vesting.

        (i) Consulting or Employment Relationship. Nothing in this Plan or in any Award Agreement, and no Award or the fact that Award Shares remain subject to repurchase rights, shall: (A) interfere with or limit the right of the Company or any Affiliate to terminate the employment or consultancy of any Awardee at any time, whether with or without cause or reason, and with or without the payment of severance or any other compensation or payment, or (B) interfere with the application of any provision in any of the Company's or any Affiliate's charter documents or Applicable Law relating to the election, appointment, term of office, or removal of a Director.

10. CERTAIN TRANSACTIONS AND EVENTS

    10.1 In General. Except as provided in this Section 10, no change in the capital structure of the Company, merger, sale or other disposition of assets or a subsidiary, change of control, issuance by the Company of shares of any class of securities convertible into shares of any class, conversion of securities, or other transaction or event shall require or be the occasion for any adjustments of the type described in this Section 10. Additional provisions with respect to the foregoing transactions are set forth in Section 13.3.

    10.2 Changes in Capital Structure. In the event of any stock split, reverse stock split, recapitalization, combination or reclassification of stock, stock dividend, spin-off, or similar change to the capital structure of the Company (not including a Fundamental Transaction or Change of Control), the Board shall make whatever adjustments it concludes are appropriate to: (a) the number and type of Awards that may be granted under this Plan, (b) the number and type of Options that may be granted to any individual under this Plan, (c) the Terms of any SAR, (d) the Purchase Price of any Stock Award, (e) the Option Price and number and class of securities issuable under each outstanding Option, and
(f) the repurchase price of any securities substituted for Option Shares that are subject to repurchase rights. The specific adjustments shall be determined by the Board. Unless the Board specifies otherwise, any securities issuable as a result of any such adjustment shall be rounded to the next lower whole security. The Board need not adopt the same rules for each Award or each Awardee.

    10.3 Fundamental Transactions. If the Company engages in a Fundamental Transaction, then, subject to Section 18.4 of this Plan, but notwithstanding any other provision of this Plan, the Board shall do one or more of the following contingent on the closing or completion of the Fundamental Transaction:
(a) arrange for the substitution, in exchange for Awards, of options to purchase equity securities other than Shares (including, if appropriate, equity securities of an entity

                                      C-13






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other than the Company) (an 'assumption' of Awards) on such terms and conditions as the Board determines are appropriate, (b) accelerate the vesting and termination of outstanding Awards, in whole or in part, so that Awards can be exercised before or otherwise in connection with the closing or completion of the Fundamental Transaction or event but then terminate, (c) cancel or arrange for the cancellation of Awards in exchange for cash payments to Awardees, or
(d) either arrange for any repurchase rights of the Company with respect to Award Shares to apply to the securities issued in substitution for Shares or terminate repurchase rights on Award Shares.

    10.4 Divestiture. If the Company or an Affiliate sells or otherwise transfers equity securities of an Affiliate to a person or entity other than the Company or an Affiliate, or leases, exchanges or transfers all or any portion of its assets to such a person or entity, then the Board may specify that such transaction or event constitutes a 'Divestiture'. In connection with a Divestiture, notwithstanding any other provision of this Plan, the Board may take one or more of the actions described in Section 10.3 with respect to Awards or Award Shares held by, for example, Employees, Directors or Consultants for whom that transaction or event results in a Termination. The Board need not adopt the same rules for each Award or each Awardee.

    10.5 Dissolution. If the Company adopts a plan of dissolution, the Board may cause Awards to be fully vested and exercisable (but not after their Expiration
Date) before the dissolution is completed but contingent on its completion and may cause the Company's repurchase rights on Award Shares to lapse upon completion of the dissolution. The Board need not adopt the same rules for each Award or each Awardee. However, to the extent not exercised before the earlier of the completion of the dissolution or their Expiration Date, Awards shall terminate just before the dissolution is completed.

    10.6 Cut-Back to Preserve Benefits. If the Administrator determines that the net after-tax amount to be realized by any Awardee, taking into account any accelerated vesting, termination of repurchase rights, or cash payments to that Awardee in connection with any transaction or event addressed in this Section 10 would be greater if one or more of those steps were not taken or payments were not made with respect to that Awardee's Awards or Award Shares, then and to that extent one or more of those steps shall not be taken and payments shall not be made.

11. AUTOMATIC OPTION GRANTS TO NONEMPLOYEE DIRECTORS

    11.1 Grant Dates. Option grants to Nonemployee Directors shall be made on the dates specified below:

        (a) Each individual who is first elected or appointed as a Nonemployee Board member at any time after the 2003 annual meeting of shareholders shall automatically be granted, on the date of such initial election or appointment, a Nonstatutory Option to purchase 15,000 Shares (the 'Initial Grant').

        (b) Commencing in 2004, on the date of each annual shareholders meeting, each individual who is to continue to serve as a Nonemployee Director shall automatically be granted a Nonstatutory Option to purchase 35,000 Shares (the 'Annual Grant'), provided such individual has served as a Nonemployee Director for at least six (6) months. The Annual Grant for 2003 will be made within forty-five (45) days of shareholder approval of this Plan.

    11.2 Exercise Price

    (a) The Option Price shall be equal to one hundred percent (100%) of the Fair Market Value of the Shares on the Option grant date.

    (b) The Option Price shall be payable in one or more of the alternative forms authorized pursuant to Section 6.4. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the Option Price must be made on the date of exercise.

    11.3 Option Term. Each option shall have a term of ten (10) years measured from the Option grant date.

    11.4 Exercise and Vesting of Options. Each Option granted pursuant to
Section 11 of this Plan shall be immediately exercisable for any or all of the Option Shares. However, any unvested

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Shares purchased under the Option shall be subject to a right of repurchase by the Company, at the Option Price paid per share, upon the Awardee's cessation of Board service prior to vesting in those Shares. The Shares subject to each Initial Grant and Annual Grant shall vest, and the Company's repurchase right shall lapse, in equal installments at the end of each quarter, during the subsequent twelve (12) month period measured from the grant date.

    11.5 Limited Transferability of Options. Each Option granted pursuant to this Section 11 may be assigned in whole or in part during the Awardee's lifetime to one or more members of the Awardee's family or to a trust established exclusively for one or more such family members or to an entity in which the Awardee is majority owner or to the Awardee's former spouse, to the extent such assignment is in connection with the Awardee's estate or financial plan or pursuant to a Domestic Relations Order. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the Option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Administrator may deem appropriate. The Awardee may also designate one or more persons as the beneficiary or beneficiaries of his or her outstanding Options under this Section 11, and those Options shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Awardee's death while holding those Options. Such beneficiary or beneficiaries shall take the transferred Options subject to all the terms and conditions of the applicable Award Agreement evidencing each such transferred Option, including (without limitation) the limited time period during which the Option may be exercised following the Awardee's death.

    11.6 Termination of Board Service. The following provisions shall govern the exercise of any Options held by the Awardee at the time the Awardee ceases to serve as a Board member:

        (a) The Awardee (or, in the event of Awardee's death, the personal representative of the Awardee's estate or the person or persons to whom the option is transferred pursuant to the Awardee's will or the laws of inheritance or the designated beneficiary or beneficiaries of such option) shall have a twelve (12) month period following the date of such cessation of Board service in which to exercise each such Option.

        (b) During the twelve (12) month exercise period, the Option may not be exercised in the aggregate for more than the number of vested Shares for which the Option is exercisable at the time of the Awardee's cessation of Board service.

        (c) Should the Awardee cease to serve as a Board member by reason of death or permanent disability (as determined by the Administrator), then all Shares at the time subject to the Option shall immediately vest so that such Option may, during the twelve (12) month exercise period following such cessation of Board service, be exercised for any or all of those Shares as fully vested.

        (d) In no event shall the Option remain exercisable after the expiration of the Option term. Upon the expiration of the twelve (12) month exercise period or (if earlier) upon the expiration of the Option term, the Option shall terminate and cease to be outstanding for any vested Shares for which the Option has not been exercised. However, the Option shall, immediately upon the Awardee's cessation of Board service for any reason other than death or permanent disability, terminate and cease to be outstanding to the extent the Option is not otherwise at that time exercisable for vested Shares.

    11.7 Certain Transactions and Events

    (a) In the event of a Fundamental Transaction while the Awardee remains a Board member, the Shares at the time subject to each outstanding Option held by such Awardee pursuant to Section 11, but not otherwise vested, shall automatically vest in full so that each such Option shall, immediately prior to the effective date of the Fundamental Transaction, become exercisable for all the Shares as fully vested Shares and may be exercised for any or all of those vested Shares. Immediately following the consummation of the Fundamental Transaction, each Option grant shall

                                      C-15






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terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or Affiliate thereof).

    (b) In the event of a Change of Control while the Awardee remains a Board member, the Option Shares held by such Awardee pursuant to Section 11, but not otherwise vested, shall automatically vest in full so that each such Option shall, immediately prior to the effective date of the Change of Control, become exercisable for all the Shares as fully vested Shares and may be exercised for any or all of those vested Shares. Each such Option shall remain exercisable for such fully vested Shares until the expiration or sooner termination of the Option term or the surrender of the Option in connection with a Hostile Take-Over.

    (c) All outstanding repurchase rights shall automatically terminate, and the Shares subject to those terminated rights shall immediately vest in full, in the event of any Fundamental Transaction or Change of Control.

    (d) Upon the occurrence of a Hostile Take-Over while the Awardee remains a Board member, such Awardee shall have a thirty (30) day period in which to surrender to the Company each of his or her outstanding Options granted pursuant to Section 11. The Awardee shall in return be entitled to a cash distribution from the Company in an amount equal to the excess of:

        (i) The Take-Over Price of the Shares at the time subject to each surrendered Option (whether or not the Awardee is otherwise at the time vested in those Shares) over

        (ii) The aggregate Option Price payable for such Shares.

    Such cash distribution shall be paid within five (5) days following the surrender of the Option to the Company. No approval or consent of the Board or Administrator shall be required at the time of the actual Option surrender and cash distribution.

    (e) Each Option which is assumed in connection with a Fundamental Transaction shall be appropriately adjusted, immediately after such Fundamental Transaction, to apply to the number and class of securities which would have been issuable to the Awardee in consummation of such Fundamental Transaction had the Option been exercised immediately prior to such Fundamental Transaction. Appropriate adjustments shall also be made to the Option Price payable per share under each outstanding Option, provided the aggregate Option Price payable for such securities shall remain the same. To the extent the actual holders of the Company's outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Fundamental Transaction, the successor corporation may, in connection with the assumption of the outstanding Options granted pursuant to Section 11, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Fundamental Transaction.

    (f) The grant of Options pursuant to Section 11 shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

    (g) The remaining terms of each Option granted pursuant to Section 11 shall, as applicable, be the same as terms in effect for Awards granted under the Plan. Notwithstanding the foregoing, the provisions of Section 9.4 and Section 10 shall not apply to Options granted pursuant to Section 11.

    (h) For so long as Initial Grants and/or Annual Grants shall be made to Nonemployee Directors pursuant to Section 11 of this Plan, no other initial or annual grants will be made to Nonemployee Directors under Prior Plans.

12. WITHHOLDING AND TAX REPORTING

    12.1 Tax Withholding Alternatives

    (a) General. Whenever Award Shares are issued or become free of restrictions, the Company may require the Awardee to remit to the Company an amount sufficient to satisfy any applicable tax withholding requirement, whether the related tax is imposed on the Awardee or the Company.

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The Company shall have no obligation to deliver Award Shares or release Award
Shares from an escrow or permit a transfer of Award Shares until the Awardee has satisfied those tax withholding obligations. Whenever payment in satisfaction of Awards is made in cash, the payment will be reduced by an amount sufficient to satisfy all tax withholding requirements.

    (b) Method of Payment. The Awardee shall pay any required withholding using the forms of consideration described in Section 6.4(b), except that, in the discretion of the Administrator, the Company may also permit the Awardee to use any of the forms of payment described in Section 6.4(c). The Administrator may also permit Award Shares to be withheld to pay required withholding. If the Administrator permits Award Shares to be withheld, the Fair Market Value of the Award Shares withheld, as determined as of the date of withholding, shall not exceed the amount determined by the applicable minimum statutory withholding rates.

    12.2 Reporting of Dispositions. Any holder of Option Shares acquired under an Incentive Stock Option shall promptly notify the Administrator, following such procedures as the Administrator may require, of the sale or other disposition of any of those Option Shares if the disposition occurs during:
(a) the longer of two years after the Grant Date of the Incentive Stock Option and one year after the date the Incentive Stock Option was exercised, or
(b) such other period as the Administrator has established.

13. COMPLIANCE WITH LAW

    The grant of Awards and the issuance and subsequent transfer of Award Shares shall be subject to compliance with all Applicable Law, including all applicable securities laws. Awards may not be exercised, and Award Shares may not be transferred, in violation of Applicable Law. Thus, for example, Awards may not be exercised unless: (a) a registration statement under the Securities Act is then in effect with respect to the related Award Shares, or (b) in the opinion of legal counsel to the Company, those Award Shares may be issued in accordance with an applicable exemption from the registration requirements of the Securities Act and any other applicable securities laws. The failure or inability of the Company to obtain from any regulatory body the authority considered by the Company's legal counsel to be necessary or useful for the lawful issuance of any Award Shares or their subsequent transfer shall relieve the Company of any liability for failing to issue those Award Shares or permitting their transfer. As a condition to the exercise of any Award or the transfer of any Award Shares, the Company may require the Awardee to satisfy any requirements or qualifications that may be necessary or appropriate to comply with or evidence compliance with any Applicable Law.

14. AMENDMENT OR TERMINATION OF THIS PLAN OR OUTSTANDING AWARDS

    14.1 Amendment and Termination. The Board may at any time amend, suspend, or terminate this Plan.

    14.2 Shareholder Approval. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, the Company shall obtain the approval of the Company's shareholders for any amendment to this Plan if shareholder approval is necessary or desirable to comply with any Applicable Law or with the requirements applicable to the grant of Awards intended to be Incentive Stock Options. The Board may also, but need not, require that the Company's shareholders approve any other amendments to this Plan.

    14.3 Effect. No such amendment or modification as contemplated in Section
14.2 of this Plan shall adversely affect the rights and obligations with respect to Awards at the time outstanding under the Plan unless the Awardee consents to such amendment or modification.

15. RESERVED RIGHTS

    15.1 Nonexclusivity of this Plan. This Plan shall not limit the power of the Company or any Affiliate to adopt other incentive arrangements including, for example, the grant or issuance of stock options, stock, or other equity-based rights under other plans or independently of any plan.

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    15.2 Unfunded Plan. This Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Awardees, any such accounts will be used merely as a convenience. The Company shall not be required to segregate any assets on account of this Plan, the grant of Awards, or the issuance of Award Shares. The Company and the Administrator shall not be deemed to be a trustee of stock or cash to be awarded under this Plan. Any obligations of the Company to any Awardee shall be based solely upon contracts entered into under this Plan, such as Award Agreements. No such obligations shall be deemed to be secured by any pledge or other encumbrance on any assets of the Company. Neither the Company nor the Administrator shall be required to give any security or bond for the performance of any such obligations.

16. SPECIAL ARRANGEMENTS REGARDING AWARD SHARES

    16.1 Escrows and Pledges. To enforce any restrictions on Award Shares including restrictions related to Reverse Vesting, the Administrator may require their holder to deposit the certificates representing Award Shares, with stock powers or other transfer instruments approved by the Administrator endorsed in blank, with the Company or an agent of the Company to hold in escrow until the restrictions have lapsed or terminated. The Administrator may also cause a legend or legends referencing the restrictions to be placed on the certificates. Any Awardee who delivers a promissory note as partial or full consideration for the purchase of Award Shares will be required to pledge and deposit with the Company some or all of the Award Shares as collateral to secure the payment of the note. However, the Administrator may require or accept other or additional forms of collateral to secure the note and, in any event, the Company will have full recourse against the maker of the note, notwithstanding any pledge or other collateral.

    16.2 Repurchase Rights

    (a) Reverse Vesting. If an Option or Stock Award is subject to Reverse Vesting, the Company shall have the right, during the seven months after the Awardee's Termination, to repurchase any or all of the Award Shares that were unvested as of the date of that Termination. If the Award Shares were purchased with a promissory note, the repurchase price shall be the lower of: the Option Price or Purchase Price for such Shares, (minus the amount of any cash dividends paid or payable with respect to the Award Shares for which the record date precedes the repurchase) and the Fair Market Value at the date of Termination. In all other cases, the repurchase price shall be determined by the Administrator in accordance with this Section 16.2. The repurchase determined by the Administrator shall be either (i) the Option Price or Purchase Price for the Award Shares (minus the amount of any cash dividends paid or payable with respect to the Award Shares for which the record date precedes the repurchase) or (ii) the lower of (A) the Option Price or Purchase Price for the Shares or
(B) the Fair Market Value of those Option Shares as of the date of the Termination. The repurchase price shall be paid in cash or, if the Option Shares were purchased in whole or in part with a promissory note, cancellation of indebtedness under that note, or a combination of those means. The Company may assign this right of repurchase.

    (b) Procedure. The Company or its assignee may choose to give the Awardee a written notice of exercise of its repurchase rights under this Section 16.2. However, the Company's failure to give such a notice shall not affect its rights to repurchase Award Shares. The Company must, however, tender the repurchase price during the period specified in this Section 16.2 for exercising its repurchase rights in order to exercise such rights.

17. BENEFICIARIES

    An Awardee may file a written designation of one or more beneficiaries who are to receive the Awardee's rights under the Awardee's Awards after the Awardee's death. An Awardee may change such a designation at any time by written notice. If an Awardee designates a beneficiary, the beneficiary may exercise the Awardee's Awards after the Awardee's death. If an Awardee dies when the Awardee has no living beneficiary designated under this Plan, the Company shall allow the executor or administrator of the Awardee's estate to exercise the Award or, if there is none,

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the person entitled to exercise the Option under the Awardee's will or the laws of descent and distribution. In any case, no Award may be exercised after its Expiration Date.

18. MISCELLANEOUS

    18.1 Governing Law. This Plan, the Award Agreements and all other agreements entered into under this Plan, and all actions taken under this Plan or in connection with Awards or Award Shares, shall be governed by the substantive laws, but not the choice of law rules, of the state of incorporation of the Company.

    18.2 Determination of Value. Fair Market Value shall be determined as follows:

        (a) Listed Stock. If the Shares are traded on any established stock exchange or quoted on a national market system, Fair Market Value shall be the closing sales price for the Shares as quoted on that stock exchange or system for the date the value is to be determined (the 'Value Date') as reported in The Wall Street Journal or a similar publication. If no sales are reported as having occurred on the Value Date, Fair Market Value shall be that closing sales price for the last preceding trading day on which sales of Shares are reported as having occurred. If no sales are reported as having occurred during the five trading days before the Value Date, Fair Market Value shall be the closing bid for Shares on the Value Date. If Shares are listed on multiple exchanges or systems, Fair Market Value shall be based on sales or bids on the primary exchange or system on which Shares are traded or quoted.

        (b) Stock Quoted by Securities Dealer. If Shares are regularly quoted by a recognized securities dealer but selling prices are not reported on any established stock exchange or quoted on a national market system, Fair Market Value shall be the mean between the high bid and low asked prices on the Value Date. If no prices are quoted for the Value Date, Fair Market Value shall be the mean between the high bid and low asked prices on the last preceding trading day on which any bid and asked prices were quoted.

        (c) No Established Market. If Shares are not traded on any established stock exchange or quoted on a national market system and are not quoted by a recognized securities dealer, the Administrator (following guidelines established by the Board or Committee) will determine Fair Market Value in good faith. The Administrator will consider the following factors, and any others it considers significant, in determining Fair Market Value: (i) the price at which other securities of the Company have been issued to purchasers other than Employees, Directors, or Consultants, (ii) the Company's net worth, prospective earning power, dividend-paying capacity, and non-operating assets, if any, and (iii) any other relevant factors, including the economic outlook for the Company and the Company's industry, the Company's position in that industry, the Company's goodwill and other intellectual property, and the values of securities of other businesses in the same industry.

    18.3 Reservation of Shares. During the term of this Plan, the Company will at all times reserve and keep available such number of Shares as are still issuable under this Plan.

    18.4 Contractual Arrangements. Notwithstanding anything to the contrary set forth within this Plan, the terms and conditions of all existing and future employment and consulting agreements with the Company, including without limitation, any definitions contained in those agreements, shall be unaffected by and shall supersede the terms of this Plan.

    18.5 Prior Plans. All options outstanding under the Prior Plans shall continue to be governed solely by the terms of the documents evidencing such options, and no provision of the Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such transferred options with respect to their acquisition of shares of the Company's Common Stock.

    18.6 Electronic Communications. Any Award Agreement, notice of exercise of an Award, or other document required or permitted by this Plan may be delivered in writing or, to the extent determined by the Administrator, electronically. Signatures may also be electronic if permitted by the Administrator.

    18.7 Notices. Unless the Administrator specifies otherwise, any notice to the Company under any Option Agreement or with respect to any Awards or Award Shares shall be in writing (or, if so authorized by Section 18.4, communicated electronically), shall be addressed to the Secretary of the Company, and shall only be effective when received by the Secretary of the Company.

Adopted by the Board on:

Approved by the shareholders on:

Effective date of this Plan:

                                                                      APPENDIX D

                          CERTIFICATE OF INCORPORATION
                                       OF
                        SORRENTO NETWORKS II CORPORATION

    THE UNDERSIGNED, being a natural person for the purpose of organizing a Corporation under the General Corporation Law of the State of Delaware, hereby certifies that:

    FIRST: The name of the Corporation is Sorrento Networks II Corporation (the 'Corporation').

    SECOND: The address of the registered office of the Corporation in the State of Delaware is 2711 Centerville Road, Suite 400, in the city of Wilmington, County of New Castle, and the name of the registered agent of the Corporation in the State of Delaware at such address is Corporation Service Company.

    THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which Corporations may be organized under the General Corporation Law of the State of Delaware, as it may from time to time be amended.


    FOURTH: The total number of shares of all classes of capital stock which the Corporation shall have the authority to issue is [one hundred fifty-two million (152,000,000) or thirty-two million (32,000,000)] shares, of which: (i) [one hundred fifty million (150,000,000) or thirty million (30,000,000)] shares shall be shares of common stock, with a par value of $.001 per share ('Common Stock') and (ii) two million (2,000,000) shares of preferred stock, with a par value of $.001 per share ('Preferred Stock'). Three thousand (3,000) of the shares of Preferred Stock shall be designated as Series D Convertible Preferred Stock, and shall have such designation and relative voting, dividend, liquidation and other rights, preferences and limitations as stated in the Certificate of Designation on Exhibit A, attached hereto and made a part hereof, and as may be stated in further amendments to the Certificate of Incorporation. The remaining shares of Preferred Stock shall have such designation and relative voting, dividend, liquidation and other rights, preferences and limitations as may be stated in further amendments to the Certificate of Incorporation.


    FIFTH: The name and mailing address of the incorporator is W. Raymond Felton, c/o Greenbaum, Rowe, Smith, Ravin, Davis & Himmel, LLP, 99 Wood Avenue South, P.O. Box 5600, Woodbridge, New Jersey 07095.

    SIXTH: The number of directors constituting the Corporation's initial Board of Directors shall be five (5), and the names of the persons who are to serve as directors until the first meeting of stockholders or until their successors are elected and qualified are as follows:

                        NAME
                        ----
                        Phillip W. Arneson
                        Donne Fisher
                        Robert Hibbard
                        Gary M. Parsons
                        Larry J. Matthews

    Each director has an address c/o Sorrento Networks Corporation, 9990 Mesa Rim Road, San Diego, California 92121.

    SEVENTH: In furtherance and not in limitation of the powers conferred by law, subject to any limitations contained elsewhere in these articles of incorporation, By-laws of the Corporation may be adopted, amended or repealed by a majority of the board of directors of the Corporation, but any By-laws adopted by the board of directors may be amended or repealed by the stockholders entitled to vote thereon.

    EIGHTH:

        (a) No director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided that nothing in this Article Eighth shall eliminate or limit the liability of any director for any act, omission or transaction or under any statutory provision if and to the extent that the General Corporation Law of the State of Delaware does not permit such elimination or limitation. Neither amendment nor repeal of this paragraph (a) nor the adoption of any provision of the Certificate of Incorporation inconsistent with this paragraph (a) shall be applicable in respect of any matter occurring, or any cause of action, suit or claim that, but for this paragraph (a) of this Article, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.


        (b) The Corporation shall indemnify any person who is or was a party to any threatened, pending or completed action, suit or proceeding (whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that such person is or was at any time a director, officer, employee or agent of the Corporation, including any predecessor thereto or constituent thereof, or while an officer or director of the Corporation is or was serving at the request of the Corporation, including any predecessor thereto or constituent thereof, as a director, officer, fiduciary, employee or agent of another Corporation, partnership, joint venture, trust or other enterprise, against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement, whenever paid or payable, to the fullest extent and in the manner that a Corporation organized under Delaware law is from time to time permitted to indemnify its directors, officers, employees and agents.


        (c) To the extent that a present or former director or officer of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in paragraph (b) of this Article, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith.

        (d) Expenses incurred by an officer, director, employee or agent in defending or testifying in a civil, criminal, administrative or investigative action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such director or officer is not entitled to be indemnified by the Corporation against such expenses as authorized by this Article, and the Corporation may adopt By-laws or enter into agreements with such persons for the purpose of providing for such advances.

        (e) The indemnification permitted by this Article shall not be deemed exclusive of any other rights to which any person may be entitled under any agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding an office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such person.

        (f) The Corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another Corporation, partnership, joint venture, employee benefit plan trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person's status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this Article or otherwise.

    IN WITNESS WHEREOF, the undersigned has duly executed this Certificate of Incorporation and hereby acknowledges that the facts stated herein are true,
this          day of               , 2003.

                                           .....................................
                                           W. Raymond Felton, Sole Incorporator

                                                                       EXHIBIT A

                           CERTIFICATE OF DESIGNATION
                                       OF
                        SORRENTO NETWORKS II CORPORATION


    RESOLVED: That pursuant to the authority vested in the Board of Directors by
Article 4 of the Certificate of Incorporation of Sorrento Networks II Corporation (the 'Corporation'), the Board of Directors hereby authorizes the issuance of three thousand (3,000) shares of Series D Convertible Preferred Stock, par value $.01 per share, and hereby fixes the designations, powers, preferences, rights, qualifications, limitations and restrictions of such shares, in addition to any set forth in the Certificate of Incorporation, as follows:


        1. Designation. The Series D Convertible Preferred Stock shall be designated the 'Series D Convertible Preferred Stock.'

        2. Dividends. The Series D Convertible Preferred Stock will not bear any cumulative dividend. Dividends may be declared in the discretion of the Board of Directors.

        3. Liquidation Preference. In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, either voluntarily or involuntarily, the holders of Series D Convertible Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets or surplus funds of the Corporation to the holders of any Common Stock or any other stock of the Corporation having rights or preferences as to assets junior to the rights or preferences of the Series D Convertible Preferred Stock ('Junior Stock') by reason of their ownership thereof, in cash an amount per share of Series D Convertible Preferred Stock equal to $1,000.00 per share (which amount shall be adjusted approximately in the event the outstanding shares of Series D Convertible Preferred Stock shall be subdivided, combined or consolidated, by any capital reorganization, reclassification or otherwise into a greater or lesser number of shares of Series D Convertible Preferred Stock).

        For purposes of this Section 3, a liquidation, dissolution or winding up of the Corporation shall be deemed to be occasioned by, and to include, but not be limited to (i) the Corporation's sale of all or substantially all of its assets coupled with a distribution of any of the proceeds of such sale to any holders of Junior Stock, or (ii) the acquisition of this Corporation by another entity by means of merger or consolidation resulting in the exchange of outstanding shares of this Corporation for securities or consideration issued, or caused to be issued, by the acquiring corporation or its subsidiary; provided, however, that a reorganization, merger or consolidation involving only a change in the state of incorporation of the Corporation shall not be deemed a liquidation, dissolution or winding up of the Corporation.

        4. Voting.

           (a) Except as set forth in paragraph 4(b) below and except as otherwise required by law, the holders of the Series D Convertible Preferred Stock shall have no voting rights. On matters in which the law requires the holders of the Series D Convertible Preferred Stock to have voting rights, the Series D Convertible Preferred Stock shall vote as a single class, and the holders of the Series D Convertible Preferred Stock shall be entitled to the number of votes equal to the largest integral number of shares of Common Stock into which such holder's shares of Series D Convertible Preferred Stock could be converted in accordance with Section 5 hereof, as of the record date, in the case of a meeting, or the effective date of any consent given in lieu of a meeting.

           (b) Approval by affirmative vote or written consent, or holders of at least a majority of the outstanding shares of Series D Convertible Preferred Stock shall be required for any of the following transactions:
       (i) any amendment to the Certificate of Incorporation of the Corporation or to this Certificate of Designation if such amendment would alter the aggregate number of authorized shares, the par value, or the liquidation value of the

       Series D Convertible Preferred Stock, or would adversely affect the powers, preferences or rights of the shares of the Series D Convertible Preferred Stock, or (ii) any issuance by the Corporation of equity securities, including shares of Series D Convertible Preferred Stock, having a dividend or liquidation preference senior to or on parity with, the Series D Convertible Preferred Stock.

        5. Conversion Rights. The Series D Convertible Preferred Stock shall be convertible into Common Stock as follows:

           (a) Conversion by Holders. Subject to and upon compliance with the provisions of this paragraph 5, the holders of the shares of the Series D Convertible Preferred Stock shall have the right, at such holder's option, to convert all or part of such holder's shares of Series D Convertible Preferred Stock into the number of shares of Common Stock determined as provided in paragraph 5(b) below upon the terms hereinafter set forth at any time such shares are outstanding.

           (b) Conversion Rate. The applicable rate of conversion pursuant to subparagraph 5(a) shall be as follows: Each share of Series D Convertible Preferred Stock shall be converted into the number of shares of Common Stock determined by dividing the product of $1,000.00 times the number of shares of Series D Convertible Preferred Stock being converted by a price per share of which shall equal the average of the closing 'bid' and 'ask' price of the Corporation's Common Stock as reported on NASDAQ for the ten
       (10) trading days preceding the date of such optional conversion.

           (c) Mechanics of Conversion. Any holder of Series D Convertible Preferred Stock shall be entitled to convert such Series D Convertible Preferred Stock into Common Stock, upon surrender of the stock certificate or certificates evidencing such Series D Convertible Preferred Stock therefore, duly endorsed with signature guaranteed, at the office of the Corporation or of the Transfer Agent for Series D Convertible Preferred Stock or Common Stock, accompanied by a written notice of such holder's election to convert the same and the number of shares of Series D Convertible Preferred Stock to be so converted. Upon receipt of such stock certificates and notice, the Corporation shall, as soon as practicably thereafter, issue and deliver at such office to such holder of Series D Convertible Preferred Stock a stock certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled and a check or cash with respect to any fractional interest in a share of Common Stock as provided in subparagraph 5(d). The Corporation may also, at its option, upon such conversion and the issue and delivery of such stock certificate or certificates representing Common Stock, pay in shares of Common Stock (valued at the Common Stock's value as set forth in this paragraph 5) all accrued and unpaid dividends computed to the effective date of conversion on the shares of Series D Convertible Preferred Stock so converted. Each conversion shall be deemed to have been made immediately prior to the close of business of the Corporation on the date of the surrender to the Corporation of the shares of Series D Convertible Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

           (d) Fractional Shares. No fractional shares of Common Stock or scrip shall be issued upon conversion of shares of Series D Convertible Preferred Stock. If more than one share of Series D Convertible Preferred Stock shall be surrendered for conversion at any one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Series D Convertible Preferred Stock so surrendered. Instead of any fractional shares of Common Stock which would otherwise be issuable upon conversion of any shares of Series D Convertible Preferred Stock, the Corporation shall pay a cash adjustment in respect of such fractional interest.

           (e) Restrictive Legend and Stop-Transfer Orders. The certificates evidencing the shares of Common Stock issued hereunder shall be endorsed on the face thereof with a legend restricting transfer in the absence of an effective Registration Statement filed pursuant to the Securities Act of 1933 or an available exemption from such registration. In addition, the Transfer Agent for the shares of Series D Convertible Preferred Stock shall be instructed to place stop-transfer orders against the further transfer of such shares in the absence of an effective Registration Statement filed pursuant to the Securities Act of 1933 or an opinion from counsel to the Corporation that there is an available exemption from such registration requirements.

        6. Optional Redemption by Corporation.

           (a) The Series D Convertible Preferred Stock shall be redeemable by the Corporation, in whole at any time or in part from time to time, upon not less than 5 nor more than 10 days written notice of such election (the date set forth in such notice for the redemption of said shares of Series D Convertible Preferred Stock pursuant to this paragraph 6, shall hereinafter be referred to as the 'Redemption Date'), at the principal offices of the Corporation, in cash at a price per share equal to the sum of one thousand ($1,000.00) dollars (which amount shall be adjusted appropriately in the event the outstanding shares of Series D Convertible Preferred Stock shall be subdivided, combined or consolidated, by any capital reorganization, reclassification or otherwise, into a greater or lesser number of shares of Series D Convertible Preferred Stock) (the 'Redemption Price').

           (b) If less than all of the outstanding shares of Series D Convertible Preferred Stock are to be redeemed, such shares shall be redeemed pro rata or by lot as determined by the Board of Directors in its sole discretion.

           (c) The redemption by the Corporation of all or any part of the Series D Convertible Preferred Stock pursuant to this paragraph 6 is subject to the provisions of applicable law with respect to such redemption. Nothing contained herein shall preclude the Corporation from purchasing any Series D Convertible Preferred Stock in separate transactions or in any other manner.

           (d) Notice of every redemption of Series D Convertible Preferred Stock ('Redemption Notice') shall be sent by or on behalf of the Corporation, by first class mail, postage prepaid to the holders of record of the shares to be redeemed at their respective addresses as they shall appear on the records of the Corporation, notifying the holders of
       (i) the Corporation's election to redeem shares of Series D Convertible Preferred Stock, (ii) the Redemption Date, (iii) the number of shares of Series D Convertible Preferred Stock to be redeemed, (iv) the Redemption Price, and (v) the name and address of any redemption agent ('Redemption Agent') selected by the Corporation and the name and address of the Corporation's transfer agent ('Transfer Agent') for the Series D Convertible Preferred Stock. The Corporation may act as the Redemption Agent and the Transfer Agent. Such Redemption Notice may be rescinded by the Corporation delivering a notice of rescission to the holder(s) at any time prior to the applicable Redemption Date.

           (e) Prior to any redemption, the Corporation shall deliver to the Redemption Agent irrevocable written instruction authorizing the Redemption Agent, on behalf and at the expense of the Corporation, to cause such notice of redemption to be duly mailed as herein provided as soon as practicable after receipt of such irrevocable instructions and in accordance with the above provisions. All funds necessary for the redemption shall be deposited with the Redemption Agent in trust at least one business day prior to the Redemption Date, for the pro rata benefit of the holder of the shares so called for redemption, so as to be and continue to be available therefore. Neither failure to mail any such notice to one or more such holders nor any defect in any notice shall affect the sufficiency of the proceedings for redemption as to other holders.

           (f) Each holder of shares of Series D Convertible Preferred Stock to be redeemed shall surrender the certificate or certificates representing such shares to the Corporation at the place designated in the Redemption Notice, and thereupon the applicable Redemption Price for such shares as set forth in this paragraph 6 shall be paid to the order of the person whose name appears on such certificate or certificates and each surrendered certificate shall be cancelled and retired. In the event some but not all of the shares of Series D Convertible Preferred Stock represented by a certificate or certificates surrendered by a holder are being redeemed, the Corporation shall execute and deliver to or to the order of the holder, at the expense of the Corporation, a new certificate representing the number of shares of Series D Convertible Preferred Stock not redeemed.

           (g) If the Redemption Notice shall have been given, and the Corporation shall not default in the payment of the Redemption Price, then each holder of shares of Series D Convertible Preferred Stock called for redemption shall be entitled to all preferences and relative and other rights accorded by this Certificate until and included the date prior to the Redemption Date. If the Corporation shall default in making payment or delivery as aforesaid on the Redemption Date, then each holder of the shares of Series D Convertible Preferred Stock called for redemption shall be entitled to all preferences and relative and other rights accorded by this Certificate until and including the date prior to the date (the 'Final Redemption Date') when the Corporation makes payment or delivery as aforesaid to the holders of the Series D Convertible Preferred Stock. From and after the Redemption Date or, if the Corporation shall default in making payment or delivery as aforesaid, the Final Redemption Date, the shares called for redemption shall no longer be deemed outstanding, and all rights of the holders of such shares shall cease and terminate, except the right of the holders of such shares, upon surrender of certificates therefore, to receive amounts to be paid hereunder. The deposit of monies in trust with the Redemption Agent shall be irrevocable except that the Corporation shall be entitled to receive from the Redemption Agent the interest or other earnings, and any balance of monies so deposited by the Corporation and unclaimed by the holders of the Series D Convertible Preferred Stock entitled thereto at the expiration of two (2) years from the Redemption Date (or the Final Redemption Date, as applicable) shall be repaid, together with any interest or other earnings thereon, to the corporation, and after any such repayment, the holders of the shares entitled to the funds so repaid to the Corporation shall look only to the Corporation for such payment, without interest.

        7. Severability of Provisions. If any right, preference or limitation of the Series D Convertible Preferred Stock set forth herein is invalid, unlawful or incapable of being enforced by reason of any rule, law or public policy, all other rights, preferences and limitations set forth herein which can be given effect without the invalid, unlawful or unenforceable right, preference or limitation shall, nevertheless, remain in full force and effect, and no right, preference or limitation herein shall be deemed dependent upon any other such right, preference or limitation unless so expressed herein.

    IN WITNESS WHEREOF, Sorrento Networks II Corporation has caused this Certificate of Designation to be duly executed in its corporate name by a duly
authorized officer as of the          day of               , 2003.

                                          SORRENTO NETWORKS II CORPORATION

                                          By:  .................................

Attest:

By:  .................................
           Assistant Secretary

                                                                      APPENDIX E














                                     BYLAWS
                                       OF
                        SORRENTO NETWORKS II CORPORATION
                                ADOPTED           , 2003

                               TABLE OF CONTENTS

                                                                              PAGE
                                                                              ----
Section 1. Offices..........................................................    1
         1.1    Registered Office and Registered Agent......................    1
         1.2    Principal Office............................................    1
         1.3    Other Offices...............................................    1
Section 2. Shareholders.....................................................    1
         2.1    Annual Meeting..............................................    1
         2.2    Special Meetings............................................    1
         2.3    Place of Meeting............................................    1
         2.4    Notice of Meeting...........................................    1
         2.5    Business for Shareholders' Meetings.........................    2
                2.5.1 Business at Annual Meetings...........................    2
                2.5.2 Business at Special Meetings..........................    2
                2.5.3 Notice to Corporation.................................    2
         2.6    Waiver of Notice............................................    2
                2.6.1 Waiver in Writing.....................................    2
                2.6.2 Waiver by Attendance..................................    3
         2.7    Fixing of Record Date for Determining Shareholders..........    3
                2.7.1 Meetings..............................................    3
                2.7.2 Consent to Corporate Action Without a Meeting.........    3
                2.7.3 Dividends, Distributions and Other Rights.............    3
         2.8    Voting List.................................................    4
         2.9    Quorum......................................................    4
         2.10   Manner of Acting............................................    4
         2.11   Proxies.....................................................    4
                2.11.1 Appointment..........................................    4
                2.11.2 Delivery to Corporation; Duration....................    5
         2.12   Voting of Shares............................................    5
         2.13   Voting for Directors........................................    5
         2.14   Action by Shareholders Without a Meeting....................    5
         2.15   Inspectors of Election......................................    6
                2.15.1 Appointment..........................................    6
                2.15.2 Duties...............................................    6
Section 3. Board of Directors...............................................    6
         3.1    General Powers..............................................    6
         3.2    Qualification, Number and Tenure............................    6
         3.3    Nomination and Election.....................................    7
                3.3.1 Nomination............................................    7
                3.3.2 Election..............................................    7
         3.4    Annual and Regular Meetings.................................    7
         3.5    Special Meetings............................................    7
         3.6    Meetings by Telephone.......................................    8
         3.7    Notice of Special Meetings..................................    8
         3.8    Waiver of Notice............................................    8
                3.8.1 In Writing............................................    8
                3.8.2 By Attendance.........................................    8
         3.9    Quorum......................................................    8
         3.10   Manner of Acting............................................    8
         3.11   Presumption of Assent.......................................    9
         3.12   Action by Board of Committees Without a Meeting.............    9
         3.13   Resignation.................................................    9
         3.14   Vacancies...................................................    9
         3.15   Committees..................................................    9

                                                                              PAGE
                                                                              ----

                3.15.1 Creation and Authority of Committees.................    9
                3.15.2 Minutes of Meetings..................................   10
                3.15.3 Quorum and Manner of Acting..........................   10
                3.15.4 Resignation..........................................   10
                3.15.5 Removal..............................................   10
         3.16   Compensation................................................   10
Section 4. Officers.........................................................   10
         4.1    Number......................................................   10
         4.2    Election and Term of Office.................................   10
         4.3    Resignation.................................................   11
         4.4    Removal.....................................................   11
         4.5    Vacancies...................................................   11
         4.6    Power and Duties............................................   11
                4.6.1 Chairman of the Board.................................   11
                4.6.2 President.............................................   11
                4.6.3 Duties and Authority of Vice Presidents...............   11
                4.6.4 Duties and Authority of Secretary.....................   11
                4.6.5 Treasurer.............................................   12
                4.6.6 Duties and Authority of the Chief Financial Officer...   12
         4.7    Vacancies...................................................   12
         4.8    Salaries....................................................   12
Section 5. Contracts, Loans, Checks and Deposits............................   12
         5.1    Contracts...................................................   12
         5.2    Loans to the Corporation....................................   12
         5.3    Checks, Drafts, Etc.........................................   12
         5.4    Deposits....................................................   13
Section 6. Certificates for Shares and Their Transfer.......................   13
         6.1    Issuance of Shares..........................................   13
         6.2    Certificates for Shares.....................................   13
         6.3    Stock Records...............................................   13
         6.4    Transfer of Shares..........................................   13
         6.5    Lost or Destroyed Certificates..............................   13
         6.6    Shares of Another Corporation...............................   14
Section 7. Books and Records................................................   14
Section 8. Accounting Year..................................................   14
Section 9. Seal.............................................................   14
Section 10. Indemnification.................................................   14
         10.1   Right to Indemnification....................................   14
         10.2   Right of Indemnitee to Bring Suit...........................   15
         10.3   Nonexclusivity of Rights....................................   15
         10.4   Insurance, Contracts and Funding............................   15
         10.5   Indemnification of Employees and Agents of the
                Corporation.................................................   15
         10.6   Persons Serving other Entities..............................   16
         10.7   Procedures for the Submission of Claims.....................   16
Section 11. Amendments or Repeal............................................   16

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                                   SECTION 1

                                    OFFICES

1.1 REGISTERED OFFICE AND REGISTERED AGENT

    The registered office of the corporation in the State of Delaware is at 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808. The registered agent of the Corporation at that office is Corporation Service Company.

1.2 PRINCIPAL OFFICE

    The principal office of the corporation shall be located at its principal place of business or such other place as the Board of Directors (the 'Board') may designate.

1.3 OTHER OFFICES

    The corporation may have such other offices, either within or without the State of Delaware, as the Board may designate or as the business of the corporation may require from time to time.

                                   SECTION 2

                                 SHAREHOLDERS

2.1 ANNUAL MEETING

    The annual meeting of the shareholders shall be held each year at such time and place as is designated by the Board, for the purpose of electing directors and transacting such other business as may properly come before the meeting.

2.2 SPECIAL MEETINGS

    The Chief Executive Officer or the Board may call a special meeting of shareholders for any purpose.

2.3 PLACE OF MEETING

    All meetings shall be held at the principal office of the corporation or at such other place within or without the State of Delaware designated by the Board or by any persons entitled to call a meeting hereunder.

2.4 NOTICE OF MEETING

    The party calling an annual or special meeting of shareholders as provided for herein, shall cause to be delivered to each shareholder entitled to notice of or to vote at the meeting either personally or by mail, not less than ten
(10) or more than sixty (60) days before the meeting, written notice stating the place, day and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called. If such notice is mailed, it shall be deemed delivered when deposited in the official government mail properly addressed to the shareholder at such shareholder's address as it appears on the stock transfer books of the corporation with postage prepaid. Notice given in any other manner shall be deemed delivered when dispatched to the shareholder's address, telephone number or other number, or electronic mail address appearing on the stock transfer records of the corporation.

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2.5 BUSINESS FOR SHAREHOLDERS' MEETINGS

    2.5.1 Business at Annual Meetings

    In addition to the election of directors, other proper business may be transacted at an annual meeting of shareholders, provided that such business must be properly brought before such meeting. To be properly brought before an annual meeting, business must be (a) brought by or at the direction of the Board or (b) brought before the meeting by a shareholder pursuant to written notice thereof, in accordance with subsection 2.5.3 hereof, and received by the Secretary not fewer than 90 days prior to the date of the annual meeting (or if less than 90 days' notice or prior public disclosure of the date of the annual meeting is given or made to the shareholders, not later than the seventh (7th) day following the day on which the notice of the date of the annual meeting was mailed or such public disclosure was made). No business shall be conducted at any annual meeting of shareholders except in accordance with this subsection 2.5.1, unless the application of this subsection 2.5.1 to a particular matter is waived in writing by the Board of Directors. If the facts warrant, the Board, or the chairman of an annual meeting of shareholders, may determine and declare that (A) a proposal does not constitute proper business to be transacted at the meeting or (B) business was not properly brought before the meeting in accordance with the provisions of this subsection 2.5.1 and, if, it is so determined in either case, any such business shall not be transacted. The procedures set forth in this subsection 2.5.1 for business to be properly brought before an annual meeting by a shareholder are in addition to, and not in lieu of, the requirements set forth in Rule 14a-8 under Section 14 of the Securities Exchange Act of 1934, as amended, or any successor provision.

    2.5.2 Business at Special Meetings

    At any special meeting of the shareholders, only such business as is specified in the notice of such special meeting given by or at the direction of the person or persons calling such meeting, in accordance with subsection 2.4 hereof, shall come before such meeting.

    2.5.3 Notice to Corporation

    Any written notice required to be delivered by a shareholder to the corporation pursuant to subsections 2.2, 2.4, 2.5.1 or 2.5.2 hereof must be given, either by personal delivery or by registered or certified mail, postage prepaid, to the Secretary at the corporation's executive offices. Any such shareholder notice shall set forth (a) the name and address of the shareholder proposing such business; (b) a representation that the shareholder is entitled to vote at such meeting and a statement of the number of shares of the corporation that are beneficially owned by the shareholder; (c) a representation that the shareholder intends to appear in person or by proxy at the meeting to propose such business; and (d) as to each matter the shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting, the language of the proposal (if appropriate), and any material interest of the shareholder in such business.

2.6 WAIVER OF NOTICE

    2.6.1 Waiver in Writing

    Whenever any notice is required to be given to any shareholder under the provisions of these Bylaws, the Certificate of Incorporation or the Delaware General Corporate Law, as now or hereafter amended (the 'GCL'), a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.

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    2.6.2 Waiver by Attendance

    The attendance of a shareholder at a meeting shall constitute a waiver of notice of such meeting, except when a shareholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

2.7 FIXING OF RECORD DATE FOR DETERMINING SHAREHOLDERS

    2.7.1 Meetings

    For the purpose of determining shareholders entitled to notice of and to vote at any meeting of shareholders or any adjournment thereof, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall not be more than 60 (or the maximum number permitted by applicable law) or less than ten (10) days before the date of such meeting. If no record date is fixed by the Board, the record date for determining shareholders entitled to notice of and to vote at a meeting of shareholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of shareholders of record entitled to notice of and to vote at the meeting of shareholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.

    2.7.2 Consent to Corporation Action Without a Meeting

    For the purpose of determining shareholders entitled to consent to corporate action in writing without a meeting, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which date shall not be more than ten
(10) days (or the maximum number permitted by applicable law) after the date upon which the resolution fixing the record date is adopted by the Board. If no record date has been fixed by the Board, the record date for determining shareholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board is required by the GCL, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the corporation having custody of the book in which proceedings of meetings of shareholders are recorded. Delivery made to the corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board and prior action by the Board is required by the GCL, the record date for determining shareholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board adopts the resolution taking such prior action.

    2.7.3 Dividends, Distributions and Other Rights

    For the purpose of determining shareholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the shareholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days (or the maximum number permitted by applicable law) prior to such action. If no record date is fixed, the record date for determining shareholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

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2.8 VOTING LIST

    At least ten (10) days before each meeting of shareholders, a complete list of the shareholders entitled to vote at such meeting, or any adjournment thereof, shall be made, arranged in alphabetical order, with the address of and number of shares registered in the name of each shareholder. Such list shall be open to the examination of any shareholder for any purpose germane to the meeting for a period of at least 10 days prior to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the principal place of business of the corporation. In the event that the corporation determines to make the list available on an electronic network, the corporation may take reasonable steps to ensure that such information is available only to shareholders of the corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any shareholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any shareholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting.

2.9 QUORUM

    The presence at a meeting in person or by proxy of the holders of shares entitled to cast a majority of the votes shall constitute a quorum. If less than a majority of the outstanding shares entitled to vote are represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice. If a quorum is present or represented at a reconvened meeting following such an adjournment, any business may be transacted that might have been transacted at the meeting as originally called. The shareholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

2.10 MANNER OF ACTING

    In all matters other than the election of directors, if a quorum is present, the affirmative vote of the majority of the outstanding shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the shareholders, unless the vote of a greater number is required by these Bylaws, the Certificate of Incorporation or the GCL. Where a separate vote by a class or classes is required, if a quorum of such class or classes is present, the affirmative vote of the majority of outstanding shares of such class or classes present in person or represented by proxy at the meeting shall be the act of such class or classes, unless the vote of a greater number is required by these Bylaws, the Certificate of Incorporation or the GCL. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

2.11 PROXIES

    2.11.1 Appointment

    Each shareholder entitled to vote at a meeting of shareholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such shareholder by proxy. Such authorization may be accomplished by (a) the shareholder or such shareholder's authorized officer, director, employee or agent executing a writing or causing his or her signature to be affixed to such writing by any reasonable means, including facsimile signature or (b) by transmitting or authorizing the transmission of a facsimile, electronic mail, or other means of electronic transmission to the intended holder of the proxy or to a proxy solicitation firm, proxy support service or similar agent duly authorized by the intended proxy holder to receive such transmission; provided, that any such facsimile, electronic mail, or other electronic transmission must either set forth or be accompanied by information from which it can be determined that the facsimile, electronic mail, or other electronic transmission was authorized by the shareholder. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission by which a shareholder has authorized another person to act as proxy for such shareholder may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

    A proxy shall be revocable at will unless it states that it is irrevocable and is coupled with an interest sufficient to support an irrevocable power, including in the stock itself or in the corporation. A proxy shall not be revoked by the death or incapacity of the shareholder, but the proxy shall continue in force until revoked by the personal representative or guardian of the shareholder.

    2.11.2 Delivery to Corporation; Duration

    A proxy shall be filed with the Secretary before or at the time of the meeting or the delivery to the corporation of the consent to corporate action in writing. A proxy shall become invalid three (3) years after the date of its execution unless otherwise provided in the proxy. A proxy with respect to a specified meeting shall entitle the holder thereof to vote at any reconvened meeting following adjournment of such meeting but shall not be valid after the final adjournment thereof.

2.12 VOTING OF SHARES

    Each outstanding share entitled to vote with respect to the subject matter of an issue submitted to a meeting of shareholders shall be entitled to one vote upon each such issue.

2.13 VOTING FOR DIRECTORS

    Each shareholder entitled to vote at an election of directors may vote, in person or by proxy, the number of shares owned by such shareholder for as many persons as there are directors to be elected and for whose election such shareholder has a right to vote; provided, however, that no cumulative voting shall be permitted in the election of directors.

2.14 ACTION BY SHAREHOLDERS WITHOUT A MEETING

    Any action that could be taken at an annual or special meeting of shareholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall (a) be signed by the holders of outstanding shares of capital stock entitled to be voted with respect to the subject matter thereof having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted (as determined in accordance with subsection 2.6.2 hereof) and
(b) be delivered to the corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the corporation having custody of the records of proceedings of meetings of shareholders. Delivery made to the corporation's registered office shall be by hand or by certified mail or registered mail, return receipt requested. Every written consent shall bear the date of signature of each shareholder who signs the consent, and no written consent shall be effective to take the corporate action referred to therein unless written consents signed by the requisite number of shareholders entitled to vote with respect to the subject matter thereof are delivered to the corporation, in the manner required by this Section 2, within 60 (or the maximum number permitted by applicable law) days of the earliest dated consent delivered to the corporation in the manner required by this Section 2. The validity of any consent executed by a proxy for a shareholder pursuant to a facsimile, electronic mail, or other means of electronic transmission transmitted to such proxy holder by or upon the authorization of the shareholder shall be determined by or at the direction of the Secretary. A written record of the information upon which the person making such determination relied shall be made and kept in the records of the proceedings of the shareholders. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those shareholders who have not consented in writing. Any such consent shall be inserted in the minute book as if it were the minutes of a meeting of the shareholders.

2.15 INSPECTORS OF ELECTION

    2.15.1 Appointment

    The Board may, in advance of any meeting of shareholders, appoint one or more persons to act as inspectors of election at such meeting and to make a written report thereof. The Board may designate one or more persons to serve as alternate inspectors to serve in place of any inspector who is unable or fails to act. If no inspector or alternate is able to act at a meeting of shareholders, the chairman of such meeting shall appoint one or more persons to act as inspector of elections at such meeting.

    2.15.2 Duties

    The inspectors of election shall:

        (a) ascertain the number of shares of the corporation outstanding and the voting power of each such share;

        (b) determine the shares represented at the meeting and the validity of proxies and ballots;

        (c) count all votes and ballots;

        (d) determine and retain for a reasonable period of time a record of the disposition of any challenges made to any determination by them; and

        (e) certify their determination of the number of shares represented at the meeting and their count of the votes and ballots.

    The validity of any proxy or ballot shall be determined by the inspectors of election in accordance with the applicable provisions of these Bylaws and the GCL as then in effect. In determining the validity of any proxy transmitted by telegram, facsimile or other electronic transmission, the inspectors shall record in writing the information upon which they relied in making such determination. Each inspector of elections shall, before entering upon the discharge of his or her duties, take and sign an oath to faithfully execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors of election may appoint or retain other persons or entities to assist them in the performance of their duties.

                                   SECTION 3

                               BOARD OF DIRECTORS

3.1 GENERAL POWERS

    The business and affairs of the corporation shall be managed by the Board of Directors subject only to the limitations imposed by law and by the corporation's Certificate of Incorporation.

3.2 QUALIFICATION, NUMBER AND TENURE


    Each director shall be at least eighteen (18) years of age. A director need not be a shareholder, a citizen of the United States of America or a resident of Delaware. The Board shall be composed of not less than one (1) nor more than nine (9) members, the specific number to be determined by the Board. No decrease in the number of directors shall have the effect of shortening the term of any incumbent director. Each director shall serve for the term he or she

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was elected, or until his or her successor shall have been elected and qualified, or until his or her death, resignation or removal from office.


3.3 NOMINATION AND ELECTION

    3.3.1 Nomination

    Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors. Nominations for the election of directors may be made (a) by or at the direction of the Board or (b) by any shareholder of record entitled to vote for the election of directors at such meeting; provided, however, that a shareholder may nominate persons for election as directors only if written notice (in accordance with subsection 2.5.3 hereof) of such shareholder's intention to make such nominations is received by the Secretary not later than ninety (90) days prior to the date specified for such meeting or if less than ninety (90) days' notice or prior public disclosure of the date of the meeting is given or made to the shareholders, not later than the seventh (7th) day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. Any such shareholder's notice shall set forth (a) the name and address of the shareholder who intends to make a nomination; (b) a representation that the shareholder is entitled to vote at such meeting and a statement of the number of shares of the corporation that are beneficially owned by the shareholder; (c) a representation that the shareholder intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (d) as to each person the shareholder proposes to nominate for election or re-election as a director, the name and address of such person and, such other information regarding such nominee as would be required in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had such nominee been nominated by the Board, and a description of any arrangements or understandings, between the shareholder and such nominee and any other persons (including their names), pursuant to which the nomination is to be made; and (e) the consent of each such nominee to serve as a director if elected. If the facts warrant, the Board, or the chairman of a shareholders' meeting at which directors are to be elected, may determine and declare that a nomination was not made in accordance with the foregoing procedure and, if it is so determined, the defective nomination shall be disregarded. The procedures set forth in this subsection 3.3.1 for nomination for the election of directors by shareholders are in addition to, and not in limitation of, any procedures now in effect or hereafter adopted by or at the direction of the Board or any committee thereof.

    3.3.2 Election

    At each election of directors, the persons receiving the greatest number of votes shall be the directors.

3.4 ANNUAL AND REGULAR MEETINGS

    An annual Board meeting shall be held without notice immediately after and at the same place as the annual meeting of shareholders for the purposes of electing officers and conducting such other business as may come before the Board. By resolution, the Board may specify the time and place either within or without the State of Delaware for holding regular meetings thereof without other notice, except to members not present at the time of the adoption of the resolution.

3.5 SPECIAL MEETINGS

    Special meetings of the Board may be called by or at the request of the Chairman of the Board, the President or any two (2) directors. The person or persons authorized to call special meetings may fix any place either within or without the State of Delaware as the place for holding any special meeting called by them.

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3.6 MEETINGS BY TELEPHONE

    Members of the Board or any committee designated by the Board may participate in a meeting of the Board or such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can speak to and hear each other. Participation by such means shall constitute presence in person at a meeting.

3.7 NOTICE OF SPECIAL MEETINGS

    Notice of a special Board or committee meeting stating the place, day and hour of the meeting shall be given to a director in writing or orally by telephone or in person. Neither the business to be transacted at, nor the purpose of, any special meeting need be specified in the notice of such meeting. If notice is given by personal delivery, by private carrier, by facsimile, or by electronic mail, the notice shall be effective if delivered to a director at least three (3) days before the meeting. If notice is delivered by mail, the notice shall be deemed effective if deposited in the official government mail properly addressed to a director at his or her address shown on the records of the corporation with postage prepaid at least five (5) days before the meeting. If notice is delivered orally, by telephone or in person, the notice shall be deemed effective if personally given to the director at least three (3) days before the meeting. Notwithstanding this, in the event emergent action is required, as determined by the Chairman of the Board, a special meeting may be called by giving twenty-four (24) hours notice by telephone, telefax, electronic mail or in person.

3.8 WAIVER OF NOTICE

    3.8.1 In Writing

    Whenever any notice is required to be given to any director under the provisions of these Bylaws, the Certificate of Incorporation or the GCL, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board or any committee appointed by the Board need be specified in the waiver of notice of such meeting.

    3.8.2 By Attendance

    The attendance of a director at a Board or committee meeting shall constitute a waiver of notice of such meeting, except when a director attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

3.9 QUORUM

    A majority of the total number of directors then serving on the Board shall constitute a quorum for the transaction of business at any Board meeting. In no event shall a quorum consist of less than one-third of the total number of directors then serving on the Board. If less than a majority are present at a meeting, a majority of the directors present may adjourn the meeting from time to time without further notice.

3.10 MANNER OF ACTING

    The act of the majority of the directors present at a Board or committee meeting at which there is a quorum shall be the act of the Board or committee, unless the vote of a greater number is required by these Bylaws, the Certificate of Incorporation or the GCL.

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3.11 PRESUMPTION OF ASSENT

    A director present at a Board or committee meeting at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his or her dissent is entered in the minutes of the meeting, or unless such director files a written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof, or forwards such dissent by registered mail to the Secretary of the corporation immediately after the adjournment of the meeting. A director who voted in favor of such action may not dissent.

3.12 ACTION BY BOARD OR COMMITTEES WITHOUT A MEETING

    Any action that could be taken at a meeting of the Board or of any committee appointed by the Board may be taken without a meeting if, prior or subsequent to such action, a written consent setting forth the action so taken is signed by each of the directors or by each committee member. Any such written consent shall be inserted in the minute book as if it were the minutes of a Board or a committee meeting.

3.13 RESIGNATION

    Any director may resign at any time by delivering written notice to the Chairman of the Board, the Chief Executive Officer, the President, the Secretary or the Board, or to the registered office of the corporation. Any such resignation shall take effect at the time specified therein, or if the time is not specified, upon delivery thereof and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

    When one or more directors shall resign from the Board effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective. A resigning director's office may be left vacant provided the total number of directors in office is not less than four (4) directors.

3.14 VACANCIES

    Any vacancy occurring on the Board may be filled by the affirmative vote of a majority of the remaining directors, whether or not they constitute a quorum of the Board. A director elected to fill a vacancy shall be elected for the unexpired term of his or her predecessor in office, if any. Any directorship to be filled by reason of an increase in the number of directors may be filled by the Board for a term of office continuing only until the next election of directors, and until his or her successor shall be elected and qualify.

3.15 COMMITTEES

    3.15.1 Creation and Authority of Committees

    The Board may, by resolution passed by a majority of the number of directors then serving, appoint standing or temporary committees, each committee to consist of one or more directors of the corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. Any such Committee, to the extent provided in the resolution of the Board establishing such committee or as otherwise provided in these Bylaws, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers that require it; but no such committee shall have the power or authority in reference to (a) making, replacing or amending these Bylaws, or (b) submitting to shareholders any action that requires shareholders' approval.

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    3.15.2 Minutes of Meetings

    All committees so appointed shall keep regular minutes of their meetings and shall cause them to be recorded in books kept for that purpose.

    3.15.3 Quorum and Manner of Acting

    A majority of the number of directors composing any committee of the Board, as established and fixed by resolution of the Board, shall constitute a quorum for the transaction of business at any meeting of such committee but, if less than a majority are present at a meeting, a majority of such directors present may adjourn the meeting from time to time without further notice. The act of a majority of the members of a committee present at a meeting at which a quorum is present shall be the act of such committee.

    3.15.4 Resignation

    Any member of any committee may resign at any time by delivering written notice to the Chairman of the Board, the Chief Executive Officer, the President, the Secretary, the Board or the Chairman of such committee. Any such resignation shall take effect at the time specified therein or, if the time is not specified, upon delivery thereof and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

    3.15.5 Removal

    The Board may remove from office any member of any committee elected or appointed by it, but only by the affirmative vote of not less than a majority of the number of directors fixed by or in the manner provided in these Bylaws.

3.16 COMPENSATION

    By Board resolution, directors and committee members may be paid their expenses, if any, of attendance at each Board or committee meeting, a fixed sum for attendance at each Board or committee meeting, or a stated salary as director or a committee member, or a combination of the foregoing. No such payment shall preclude any director or committee member from serving the corporation in any other capacity and receiving compensation therefor.

                                   SECTION 4

                                   OFFICERS

4.1 NUMBER

    The officers of the corporation shall be a President and Chief Executive Officer, Chief Financial Officer, Treasurer and a Secretary, each of whom shall be elected by the Board. The Board may appoint a Chairman and any other officer it determines. The President or the Board may appoint one or more vice presidents and other officers and assistant officers, who shall hold office for such period, have such authority, and perform such duties as are prescribed from time to time by the Board or the President. Any officer may be assigned by the Board any additional title that the Board deems appropriate. The Board may delegate to any officer or agent the power to appoint any such subordinate officers or agents and to prescribe their respective terms of office, authority and duties. Any two or more offices may be held by the same person.

4.2 ELECTION AND TERM OF OFFICE

    The officers of the corporation shall be elected annually by the Board at the Board meeting held after the annual meeting of the shareholders. If the election of officers is not held at such meeting, such election shall be held as soon thereafter as a Board meeting conveniently may be held. All officers shall hold office at the pleasure of the Board.

4.3 RESIGNATION

    Any officer may resign at any time by delivering written notice to the President, the Secretary or the Board. Any such resignation shall take effect at the time specified therein or, if the time is not specified, upon delivery thereof and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

4.4 REMOVAL

    Any officer or agent may be removed by the Board whenever in its judgment the best interests of the corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer shall not of itself create contract rights.

4.5 VACANCIES

    A vacancy in any office because of death, resignation, removal, disqualification, creation of a new office or any other cause may be filled by the Board for the unexpired portion of the term, or for a new term established by the Board.

4.6 POWER AND DUTIES

    The officers shall each have such authority and perform such duties in the management of the corporation as from time to time may be prescribed by the Board and as may be delegated by the Chairman or President. Without limiting the foregoing, the following officers shall have the following authority:

    4.6.1 Chairman of the Board

    The Chairman of the Board shall perform such duties as shall be assigned to him by the Board from time to time and shall preside over meetings of the Board and shareholders unless another officer is appointed or designated by the Board as chairman of such meeting.

    4.6.2 President

    The president shall be chief executive officer of the corporation. Subject only to the authority of the Board, he shall have general charge and supervision over, and responsibility for, the business and affairs of the corporation. Unless otherwise directed by the Board, all other officers shall be subject to the authority and supervision of the president. The president may enter into and execute in the name of the corporation contracts or other instruments in the regular course of business or contracts or other instruments not in the regular course of business which are authorized, either generally or specifically, by the Board. He shall have the general powers and duties of management usually vested in the office of president of a corporation.

    4.6.3 Duties and Authority of Vice Presidents

    Vice presidents shall have such powers and perform such duties as may be assigned to them by the Board or the president. A vice president may sign and execute contracts and other obligations pertaining to the regular course of his duties.

    4.6.4 Duties and Authority of Secretary

    The secretary shall cause notices of all meetings to be served as prescribed in these by-laws and shall keep or cause to be kept the minutes of all meetings of the shareholders and the Board. The secretary shall have charge of the seal of the Corporation. The secretary shall perform such other duties and possess such other powers as are incident to that office or as are assigned by the president or the Board.

    4.6.5 Treasurer

    The Treasurer shall have charge and custody of and be responsible for all funds and securities of the corporation; receive and give receipts for moneys due and payable to the corporation from any source whatsoever, and deposit all such moneys in the name of the corporation in banks, trust companies or other depositories selected in accordance with the provisions of these Bylaws; sign certificates for shares of the corporation; and in general perform all of the duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him or her by the President or chief financial officer by the Board. In the absence of the Treasurer, an Assistant Treasurer may perform the duties of the Treasurer.

    4.6.6 Duties and Authority of the Chief Financial Officer

    The chief financial officer shall render to the president and directors whenever they request it, an account of the financial condition of the corporation and shall cause the preparation of all financial reports of the corporation including the quarterly and annual reports of the corporation. The chief financial officer shall oversee the vice president of finance and the treasurer and shall oversee all other financial matters of the corporation and perform such other duties as may be assigned to her or him by the president or the board of directors.

4.7 VACANCIES

    In case of the absence or disability of both the president and/or the vice president, the Board may fill or delegate the powers or duties of those officers to other officers or directors for the time being. The Board may also fill or delegate the powers or duties of any other officer to another officer or director.

4.8 SALARIES

    The salaries of the officers shall be fixed from time to time by the Board or by any person or persons to whom the Board has delegated such authority. No officer shall be prevented from receiving such salary by reason of the fact that he or she is also a director of the corporation.

                                   SECTION 5

                     CONTRACTS, LOANS, CHECKS AND DEPOSITS

5.1 CONTRACTS

    The Board may authorize any officer or officers, or agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the corporation. Such authority may be general or confined to specific instances. No officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount unless so authorized by the Board or these by-laws.

5.2 LOANS TO THE CORPORATION

    No loans for borrowed money shall be contracted on behalf of the corporation and no evidences of indebtedness for borrowed money shall be issued in its name unless authorized by a resolution of the Board. Such authority may be general or confined to specific instances.

5.3 CHECKS, DRAFTS, ETC.

    All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the corporation shall be signed by the person or persons and in such manner, manually or by facsimile signature as is from time to time determined by the Board.

5.4 DEPOSITS

    All funds of the corporation not otherwise employed shall be deposited from time to time to the credit of the corporation in such banks, trust companies or other depositories as the Board may select.

                                   SECTION 6

                   CERTIFICATES FOR SHARES AND THEIR TRANSFER

6.1 ISSUANCE OF SHARES

    Shares of the capital stock of the corporation which have been authorized but not issued may be sold or issued from time to time for such consideration as may be determined by the Board.

6.2 CERTIFICATES FOR SHARES

    Certificates representing shares of the corporation shall be signed by the Chief Executive Officer or the President, or a Vice President, and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary, any of whose signatures may be a facsimile. The Board may in its discretion appoint responsible banks, trust companies or other professionals from time to time to act as transfer agents and registrars of the stock of the corporation; and, when such appointments shall have been made, no stock certificate shall be valid until countersigned by one of such transfer agents and registered by one of such registrars. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person was such officer, transfer agent or registrar at the date of issue. All certificates shall include on their face written notice of any restrictions that may be imposed on the transferability of such shares and shall be consecutively numbered or otherwise identified.

6.3 STOCK RECORDS

    The stock transfer books shall be kept at the registered office or principal place of business of the corporation or at the office of the corporation's transfer agent or registrar. The name and address of each person to whom certificates for shares are issued, together with the class and number of shares represented by each such certificate and the date of issue thereof, shall be entered on the stock transfer books of the corporation. The person in whose name shares stand on the books of the corporation shall be deemed by the corporation to be the owner thereof for all purposes.

6.4 TRANSFER OF SHARES

    The transfer of shares of the corporation shall be made only on the stock transfer books of the corporation pursuant to authorization or document of transfer made by the holder of record thereof or by his or her legal representative, who shall furnish proper evidence of authority to transfer, or by his or her attorney-in-fact authorized by power of attorney duly executed and filed with the Secretary of the corporation. All certificates surrendered to the corporation for transfer shall be canceled and no new certificate shall be issued until the former certificates for a like number of shares shall have been surrendered and canceled.

6.5 LOST OR DESTROYED CERTIFICATES

    In the case of a lost, destroyed or mutilated certificate, a new certificate may be issued therefor upon such terms and indemnity to the corporation as the Board may prescribe.

6.6 SHARES OF ANOTHER CORPORATION

    Shares owned by the corporation in another corporation, domestic or foreign, may be voted by such officer, agent or proxy as the Board may determine or, in the absence of such determination, by the Chief Executive Officer, the President or any Vice President of the corporation.

                                   SECTION 7

                               BOOKS AND RECORDS

    The corporation shall keep correct and complete books and records of account, stock transfer books, minutes of the proceedings of its shareholders and Board and such other records as may be necessary or advisable.

                                   SECTION 8

                                ACCOUNTING YEAR

    The fiscal year of the corporation shall end on January 31 of each year.

                                   SECTION 9

                                      SEAL

    The seal of the corporation, if any, shall consist of the name of the corporation, the state of its incorporation and the year of its incorporation.

                                   SECTION 10

                                INDEMNIFICATION

10.1 RIGHT TO INDEMNIFICATION

    Each person who was or is made a party or is threatened to be made a party to or is otherwise involved (including, without limitation, as a witness) in any actual or threatened action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a 'proceeding'), by reason of the fact that he or she is or was a director or officer of the corporation or that, being or having been such a director or officer of the corporation, he or she is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an 'indemnitee'), whether the basis of such proceeding is alleged action in an official capacity as such a director or officer or in any other capacity while serving as such a director or officer, shall be indemnified and held harmless by the corporation to the full extent permitted by the General Corporation Law of the State of Delaware, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification rights than permitted prior thereto), or by other applicable law as then in effect, against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) actually and reasonably incurred or suffered by such indemnitee in connection therewith and such indemnification shall continue as to an indemnitee who has ceased to be a director or officer and shall inure to the benefit of the indemnitee's heirs, executors and administrators; provided, however, that except as provided in subsection 10.2 hereof with respect to proceedings seeking to enforce rights to indemnification, the corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized or ratified by the Board. The right to indemnification conferred in this subsection 10.1 shall be a contract right and shall include the right to be paid by the corporation the expenses incurred in defending any such proceeding in advance of its final disposition (hereinafter an 'advancement of expenses'); provided, however, that if the GCL requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the corporation of an undertaking (hereinafter an 'undertaking'), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such indemnitee is not entitled to be indemnified for such expenses under this subsection 10.1 or otherwise.

10.2 RIGHT OF INDEMNITEE TO BRING SUIT

    If a claim under subsection 10.1 hereof is not paid in full by the corporation within 60 days after a written claim has been received by the corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be 20 days, the indemnitee may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. The indemnitee shall be presumed to be entitled to indemnification under this Section 10 upon submission of a written claim (and, in an action brought to enforce a claim for an advancement of expenses, where the required undertaking, if any is required, has been tendered to the corporation), and thereafter the corporation shall have the burden of proof to overcome the presumption that the indemnitee is not so entitled. Neither the failure of the corporation (including its Board, independent legal counsel or its shareholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances nor an actual determination by the corporation (including its Board, independent legal counsel or its shareholders) that the indemnitee is not entitled to indemnification shall be a defense to the suit or create a presumption that the indemnitee is not so entitled.

10.3 NONEXCLUSIVITY OF RIGHTS

    The rights to indemnification and to the advancement of expenses conferred in this Section 10 shall not be exclusive of any other right that any person may have or hereafter acquire under any statute, agreement, vote of shareholders or disinterested directors, provisions of the Certificate of Incorporation or Bylaws of the corporation or otherwise. Notwithstanding any amendment to or repeal of this Section 10, any indemnitee shall be entitled to indemnification in accordance with the provisions hereof with respect to any acts or omissions of such indemnitee occurring prior to such amendment or repeal.

10.4 INSURANCE, CONTRACTS AND FUNDING

    The corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the corporation would have the power to indemnify such person against such expense, liability or loss under the GCL. The corporation, without further shareholder approval, may enter into contracts with any director, officer, employee or agent in furtherance of the provisions of this Section 10 and may create a trust fund, grant a security interest or use other means (including, without limitation, a letter of credit) to ensure the payment of such amounts as may be necessary to effect indemnification as provided in this Section 10.

10.5 INDEMNIFICATION OF EMPLOYEES AND AGENTS OF THE CORPORATION

    The corporation may, by action of the Board, grant rights to indemnification and advancement of expenses to employees or agents or groups of employees or agents of the corporation with the same scope and effect as the provisions of this Section 10 with respect to the indemnification and advancement of expenses of directors and officers of the corporation; provided, however, that an undertaking shall be made by an employee or agent only if required by the Board.

10.6 PERSONS SERVING OTHER ENTITIES

    Any person who is or was a director or officer of the corporation who is or was serving (a) as a director or officer of another corporation of which a majority of the shares entitled to vote in the election of its directors is held by the corporation or (b) in an executive or management capacity in a partnership, joint venture, trust or other enterprise of which the corporation or a wholly owned subsidiary of the corporation is a general partner or has a majority ownership shall be deemed to be so serving at the request of the corporation and entitled to indemnification and advancement of expenses under subsection 10.1 hereof.

10.7 PROCEDURES FOR THE SUBMISSION OF CLAIMS

    The Board may establish reasonable procedures for the submission of claims for indemnification pursuant to this Section 10, determination of the entitlement of any person thereto and review of any such determination. Such procedures shall be set forth in an appendix to these Bylaws and shall be deemed for all purposes to be a part hereof.

                                   SECTION 11

                              AMENDMENTS OR REPEAL

    The Board of Directors shall have the power to adopt, amend or repeal the Bylaws of this corporation; provided, however, the Board of Directors may not repeal or amend any bylaw that the shareholders have expressly provided may not be amended or repealed by the Board of Directors. The shareholders shall also have the power to adopt, amend or repeal the Bylaws of this corporation.

    Notwithstanding any amendment to Section 10 hereof or repeal of these Bylaws, or of any amendment or repeal of any of the procedures that may be established by the Board pursuant to Section 10 hereof, any indemnitee shall be entitled to indemnification in accordance with the provisions hereof and thereof with respect to any acts or omissions of such indemnitee occurring prior to such amendment or repeal.

                                                                      APPENDIX F



                          CERTIFICATE OF AMENDMENT TO
                      THE CERTIFICATE OF INCORPORATION OF
                         SORRENTO NETWORKS CORPORATION



To: Department of the Treasury
   State of New Jersey



    Pursuant to the provisions of New Jersey Business Corporation Act, the undersigned corporation executes the following Certificate of Amendment to its Certificate of Incorporation:



    1. The name of the Corporation is Sorrento Networks Corporation.



    2. The following amendment to the Certificate of Incorporation was approved by the directors and shareholders of the Corporation in connection with the increase in authorized shares, as of the 12th day of May, 2003.



    3. Section (a) of Article Four of the Certificate of Incorporation of the Corporation is hereby amended to read as follows:



    a. Aggregate Number. The aggregate number of shares which the Corporation shall have authority to issue is Thirty Two Million (32,000,000) shares of stock consisting of Thirty Million (30,000,000) common shares, par value $.001 per share, and Two Million (2,000,000) preferred shares, $0.01 par value per share. The preferred shares have such designation and relative voting, dividend, liquidation and other rights, preferences and limitations as previously set forth in amendments to the Certificate of Incorporation or as may be stated in further amendments to the Certificate of Incorporation.



    4. The number of shares of the Corporation outstanding at the time of the adoption of this Amendment was 886,050. The total number of shares entitled to vote thereon was 886,050.



    5. The number of shares voting for and against such amendment was as follows:



              NUMBER OF SHARES                               NUMBER OF SHARES
            VOTING FOR AMENDMENT                         VOTING AGAINST AMENDMENT
            --------------------                         ------------------------

          ------------------------                      ---------------------------



    6. This Certificate of Amendment shall be effective as of the date of filing.



DATED this   day of May, 2003.



                                          SORRENTO NETWORKS CORPORATION


                                          By:
                                              ..................................
                                             Phillip W. Arneson, Chief Executive
       Officer

                                                                      APPENDIX G



                          CERTIFICATE OF AMENDMENT TO
                      THE CERTIFICATE OF INCORPORATION OF
                         SORRENTO NETWORKS CORPORATION



TO: Department of the Treasury
    State of New Jersey



    Pursuant to the provisions of New Jersey Business Corporation Act, the undersigned corporation executes the following Certificate of Amendment to its Certificate of Incorporation:



    1. The name of the Corporation is Sorrento Networks Corporation.



    2. The following amendment to the Certificate of Incorporation was approved by the directors and shareholders of the Corporation in connection with the increase in authorized shares, as of the 12th day of May, 2003.



    3. Section (a) of Article Four of the Certificate of Incorporation of the Corporation is hereby amended to read as follows:



    a. Aggregate Number. The aggregate number of shares which the Corporation shall have authority to issue is One Hundred Fifty Two Million (152,000,000) shares of stock consisting of One Hundred Fifty Million (150,000,000) common shares, par value $.001 per share, and Two Million (2,000,000) preferred shares, $0.01 par value per share. The preferred shares have such designation and relative voting, dividend, liquidation and other rights, preferences and limitations as previously set forth in amendments to the Certificate of Incorporation or as may be stated in further amendments to the Certificate of Incorporation.



    4. The number of shares of the Corporation outstanding at the time of the adoption of this Amendment was 886,050. The total number of shares entitled to vote thereon was 886,050.



    5. The number of shares voting for and against such amendment was as follows:



              NUMBER OF SHARES                               NUMBER OF SHARES
            VOTING FOR AMENDMENT                         VOTING AGAINST AMENDMENT
            --------------------                         ------------------------

          ------------------------                     -----------------------------

          ------------------------                     -----------------------------



    6. This Certificate of Amendment shall be effective as of the date of filing.



DATED this     day of May, 2003.



                                          SORRENTO NETWORKS CORPORATION


                                          By:
                                              ..................................
                                             Phillip W. Arneson, Chief Executive
       Officer

                                [SORRENTO LOGO]










                                [RECYCLE LOGO]

                                                                      Appendix 1

                          SORRENTO NETWORKS CORPORATION

                     9990 MESA RIM ROAD, SAN DIEGO, CA 92121

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

            The undersigned hereby appoints Mary Lay as Proxy, with the power to appoint a substitute and hereby authorizes her to represent and to vote, as designated on the reverse side of this card, all the shares of common stock of Sorrento Networks Corporation (the "Company") held of record by the undersigned as of April 10, 2003, at the special meeting of shareholders to be held on May 12, 2003, or any adjournment thereof.

                 (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

      Please date, sign and mail your proxy card back as soon as possible!

                         Special Meeting of Shareholders
                          SORRENTO NETWORKS CORPORATION
                                  May 12, 2003

                 Please Detach and Mail in the Envelope Provided

[X] Please mark your votes as in this example.

                                             FOR            AGAINST       ABSTAIN
1.          Proposal to Amend Certificate    [ ]              [ ]           [ ]
            of Incorporation to Increase
            Authorized Shares of Common
            Stock to 30 Million

2.          Proposal to approve the          [ ]              [ ]           [ ]
            Restructuring Transaction

3.          Proposal to change the
            Company's state of               [ ]              [ ]           [ ]
            incorporation from New
            Jersey to Delaware

4.          Proposal to approve
            the Sorrento Networks            [ ]              [ ]           [ ]
            Corporation 2003
            Equity Incentive Plan

5.          Proposal to Amend Certificate    [ ]              [ ]           [ ]
            of Incorporation to Increase
            Authorized Shares of Common
            Stock to 150 Million

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 AND 3. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY WITH RESPECT TO ANY BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF AS TO WHICH DISCRETIONARY AUTHORITY MAY BE GRANTED.

PLEASE MARK, SIGN, AND DATE AND PROMPTLY RETURN THE PROXY CARD.

Signature: ______________________ _________________________ Date: ________, 2003
SIGNATURE IF HELD JOINTLY

NOTE: Please sign exactly as name appears. When shares are held by joint tenants, both should sign. When signing as an attorney, as an executor, as administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized signer.

                                                                      Appendix 2

                          SORRENTO NETWORKS CORPORATION

                     9990 MESA RIM ROAD, SAN DIEGO, CA 92121

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Mary Lay as Proxy, with the power to appoint a substitute and hereby authorizes her to represent and to vote, as designated on the reverse side of this card, all the shares of common stock of Sorrento Networks Corporation (the "Company") held of record by the undersigned as of April 10, 2003, at the special meeting of shareholders to be held on May 12, 2003, or any adjournment thereof.

                 (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

                       SPECIAL MEETING OF SHAREHOLDERS OF

                          SORRENTO NETWORKS CORPORATION

                                  May 12, 2003

Co. # _____________                             Acct. # ______________________

                            PROXY VOTING INSTRUCTIONS

TO VOTE BY MAIL

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

TO VOTE BY TELEPHONE (TOUCH-TONE PHONE ONLY)

Please call toll-free 1-800-PROXIES and follow the instructions. Have your control number and the proxy card available when you call.

TO VOTE BY INTERNET

Please access the web page at "www.voteproxy.com" and follow the on-screen instructions. Have your control number available when you access the web page.

                              -----------------------------

YOUR CONTROL NUMBER IS ______________

                              -----------------------------


                 Please Detach and Mail in the Envelope Provided

[X] Please mark your votes as in this example.

                                             FOR              AGAINST        ABSTAIN
1.          Proposal to Amend Certificate    [ ]                [ ]            [ ]
            of Incorporation to Increase
            Authorized Shares of Common
            Stock to 30 Million

2.          Proposal to approve the          [ ]                [ ]            [ ]
            Restructuring Transaction

3.          Proposal to change the
            Company's state of               [ ]                [ ]            [ ]

            incorporation from New
            Jersey to Delaware

4.          Proposal to approve
            the Sorrento Networks            [ ]                [ ]            [ ]
            Corporation 2003
            Equity Incentive Plan

5.          Proposal to Amend Certificate    [ ]                [ ]            [ ]
            of Incorporation to Increase
            Authorized Shares of Common
            Stock to 150 Million


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 AND 3. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY WITH RESPECT TO ANY BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF AS TO WHICH DISCRETIONARY AUTHORITY MAY BE GRANTED.

PLEASE MARK, SIGN, AND DATE AND PROMPTLY RETURN THE PROXY CARD.

Signature: ______________________ _________________________ Date: ________, 2003
                     SIGNATURE IF HELD JOINTLY

NOTE: Please sign exactly as name appears. When shares are held by joint tenants, both should sign. When signing as an attorney, as an executor, as administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized signer.

                         STATEMENT OF DIFFERENCES

   The section symbol shall be expressed as....................      'SS'